      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 3, 2004


                                                 SECURITIES ACT FILE NO. 2-28097
                                       INVESTMENT COMPANY ACT FILE NO. 811-01582
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                       POST-EFFECTIVE AMENDMENT NO. 75                       [X]


                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]


                                AMENDMENT NO. 61
                        (Check appropriate box or boxes)


                      THE ENTERPRISE GROUP OF FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                   SUITE 450
                              3343 PEACHTREE ROAD
                             ATLANTA, GEORGIA 30326
               (Address of Principal Executive Office)(Zip Code)
                                 (404) 261-1116
               Registrant's telephone number, including area code

                             CATHERINE R. MCCLELLAN
                                   SUITE 450
                           3343 PEACHTREE ROAD, N.E.
                          ATLANTA, GEORGIA 30326-1022
                    (Name and Address for Agent for Service)

                                    COPY TO:
                             MARGERY K. NEALE, ESQ.

                            SHEARMAN & STERLING LLP

                              599 LEXINGTON AVENUE
                               NEW YORK, NY 10022

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)


                  [ ]  immediately upon filing pursuant to paragraph (b)


                  [X]  on May 3, 2004 pursuant to paragraph (b)



                  [ ]  60 days after filing pursuant to paragraph (a)(1)
                  [ ]  on May 3, 2004 pursuant to paragraph (a)(1)
                  [ ]  75 days after filing pursuant to paragraph (a)(2)
                  [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.




If appropriate, check the following box:

                  [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                                   PROSPECTUS

                            CLASS A, B AND C SHARES

                                  MAY 3, 2004
                             AGGRESSIVE STOCK FUNDS

                             Multi-Cap Growth Fund
                           Small Company Growth Fund
                            Small Company Value Fund

                                  STOCK FUNDS

                           Capital Appreciation Fund
                                Deep Value Fund
                                  Equity Fund
                               Equity Income Fund
                                  Growth Fund
                             Growth and Income Fund


                               INTERNATIONAL FUND


                           International Growth Fund

                             SECTOR/SPECIALTY FUNDS

                         Global Financial Services Fund
                        Global Socially Responsive Fund
                         Mergers and Acquisitions Fund
                                Technology Fund

                             DOMESTIC HYBRID FUNDS

                                  Managed Fund
                           Strategic Allocation Fund

                                  INCOME FUNDS

                           Government Securities Fund
                              High-Yield Bond Fund
                            Short Duration Bond Fund
                             Tax-Exempt Income Fund
                               Total Return Fund


                               MONEY MARKET FUND


                               Money Market Fund

     This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.


     The Securities and Exchange Commission ("SEC") has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

                               TABLE OF CONTENTS


Introduction................................................    1
Multi-Cap Growth Fund.......................................    2
Small Company Growth Fund...................................    5
Small Company Value Fund....................................    8
Capital Appreciation Fund...................................   11
Deep Value Fund.............................................   14
Equity Fund.................................................   17
Equity Income Fund..........................................   20
Growth Fund.................................................   23
Growth and Income Fund......................................   26
International Growth Fund...................................   29
Global Financial Services Fund..............................   32
Global Socially Responsive Fund.............................   36
Mergers and Acquisitions Fund...............................   40
Technology Fund.............................................   43
Managed Fund................................................   47
Strategic Allocation Fund...................................   51
Government Securities Fund..................................   54
High-Yield Bond Fund........................................   57
Short Duration Bond Fund....................................   61
Tax-Exempt Income Fund......................................   64
Total Return Fund...........................................   67
Money Market Fund...........................................   71
Additional Information About the Funds' Investments and
  Risks.....................................................   73
Higher-Risk Securities and Practices........................   75
Shareholder Account Information.............................   77
  Selecting a Share Class...................................   77
  How to Purchase Shares....................................   83
  How to Redeem Your Shares.................................   85
  How to Exchange Your Shares...............................   87
Transaction and Account Policies............................   88
  Dividends, Distributions and Taxes........................   92
Fund Management.............................................   94
  The Investment Advisor....................................   94
  The Fund Managers.........................................   96
Financial Highlights........................................  100

                                  INTRODUCTION

     The Enterprise Group of Funds, Inc. is a mutual fund family that offers different classes of shares in separate investment portfolios or Funds. This prospectus relates to Class A, B and C shares of the Funds. The Funds have individual objectives and strategies to offer investors a broad range of investment alternatives.

     Enterprise Capital Management, Inc. (the "Advisor") is the investment advisor to each Fund. The Advisor selects a Fund Manager for each Fund's portfolio on the basis of a number of criteria, including the Fund Manager's reputation, resources and performance results.


     Before investing in any mutual fund, you should consider the general risks involved. The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change due to economic and other events that affect securities markets generally, as well as those that affect particular companies, industry sectors or governments. These price movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets in which these securities trade. In addition, the investments made by a Fund may under perform the market generally or other mutual funds with a similar investment objective of that Fund. As with other investments, you could lose money on your investment in a Fund. Your investment in a Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. A Fund may not achieve its objective. Further, a Fund's objective may not be changed without shareholder approval.

[Picture Description: Ticker: Old fashioned ticker tape: located to the left of the section titled: "Enterprise Multi-Cap Growth Fund."]

                        ENTERPRISE MULTI-CAP GROWTH FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE  Long-term capital appreciation


                     PRINCIPAL INVESTMENTS Equity securities, such as common or preferred stocks, that are listed on U.S. exchanges or traded in the over-the-counter market



                     FUND MANAGER  Fred Alger Management, Inc.



                     WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small and medium size company stocks for the possibility of higher returns; and want to diversify their portfolio to include small, medium and large company stocks



                     INVESTMENT STRATEGIES The Multi-Cap Growth Fund invests primarily in growth stocks. The Fund Manager believes that these companies tend to fall into one of two categories:
High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; new products or technologies; restructuring or reorganization; or merger and acquisition. The Fund Manager expects a high portfolio turnover rate of 100% or more.



PRINCIPAL RISKS As a result of investing primarily in U.S. common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. Moreover, because the Fund can invest in mid-capitalization, small-capitalization and/or emerging growth companies, it is riskier than large-capitalization funds since such companies typically have greater earnings fluctuations and greater reliance on a few key customers than larger companies. Because the Fund Manager expects a high portfolio turnover, the Fund is likely to generate more taxable short-term gains for shareholders. High portfolio turnover may increase trading costs, which could lower performance.



PERFORMANCE INFORMATION



The bar chart and performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than shown below.



                                                                       BEST QUARTER(1)
[Chart Description: Illustrates volatility of an                           16.63%
investment and shows changes in Class A shares                         (June 30, 2003)
performance for 2000 which is (30.42), 2001 which
is (17.36), 2002 which is (35.82) and 2003 which is                     WORST QUARTER
33.73.]                                                                    -22.53%
                                                                     (DECEMBER 31, 2000)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-----------------------------------------------------------------------------------------------------------
                                                                                               RETURN SINCE
AVERAGE ANNUAL TOTAL RETURNS                                                                   INCEPTION(2)
(AS OF THE CALENDAR YEAR ENDED                                                      PAST ONE   ------------
DECEMBER 31, 2003)                                                                    YEAR         FUND
-----------------------------------------------------------------------------------------------------------
Enterprise Multi-Cap Growth Fund(3).....  Class A                                    27.44%        6.23%
                                          Return before taxes
                                          Class A                                    27.44%        6.08%
                                          Return after taxes on distributions
                                          Class A                                    17.84%        5.31%
                                          Return after taxes on distributions and
                                          sale of Fund shares
                                          Class B                                    28.00%        6.42%
                                          Return before taxes
                                          Class C                                    30.48%        6.51%
                                          Return before taxes
S&P 500 Index(4)........................                                             28.69%       (3.18%)

---------------

(1) The best quarter since inception was 47.29% for the quarter ending December 31, 1999.
(2) Inception date for Classes A, B and C is July 1, 1999. Performance reflects average annual returns from July 1, 1999 to December 31, 2003 for each class of shares. Performance for the S&P 500 Index reflects the average annual return from June 30, 1999 to December 31, 2003.
(3) Includes sales charge. A portion of the Fund's returns is attributable to its investment in initial public offerings ("IPO"). There is no guarantee that the Fund will experience substantially similar performance by investing in IPOs.
(4) This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES

The table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, adminis-tration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      4.75%(1)   None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)
Redemption Fee(4) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%      2.00%      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         1.00%      1.00%      1.00%
Distribution and Service (12b-1) Fees(5)..........................         0.45%      1.00%      1.00%
Other Expenses(6).................................................         0.70%      0.70%      0.70%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................         2.15%      2.70%      2.70%
Less Expense Reimbursements.......................................        (0.15%)    (0.15%)    (0.15%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses................................         2.00%      2.55%      2.55%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders.
(5) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.
(6) Expense information in the table has been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $683    $1,116    $1,574     $2,840
Class B.....................................................   $773    $1,238    $1,630     $2,900
Class C.....................................................   $373    $  838    $1,430     $3,032
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $683    $1,116    $1,574     $2,840
Class B.....................................................   $273    $  838    $1,430     $2,900
Class C.....................................................   $273    $  838    $1,430     $3,032

[Picture Description: Ticker: Old fashioned ticker tape: located to the left of the section titled: "Enterprise Small Company Growth Fund."]

                      ENTERPRISE SMALL COMPANY GROWTH FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE  Capital appreciation

                     PRINCIPAL INVESTMENTS U.S. common stocks of small capitalization companies

                     FUND MANAGER  William D. Witter, Inc.

                     WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small company stocks for the possibility of higher returns; and want to diversify their portfolio to include small company stocks



                     INVESTMENT STRATEGIES The Small Company Growth Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization stocks. The Fund invests in a diversified portfolio of common stocks of small capitalization companies which exhibit above-average growth characteristics, are undergoing positive growth or change, and have superior business models. These companies have a market capitalization of up to $2.0 billion. The Fund Manager uses a disciplined approach in evaluating growth companies and in examining relative and absolute valuations, management depth, and the company's performance versus its peer group. Generally, the Fund Manager looks for sales growth in excess of 15% for three to five years, and earnings growth of 20%. Companies are continuously assessed through both industry and trade contacts, and the portfolio is actively monitored. Securities will be sold if they have reached their target valuation, if their fundamentals have deteriorated, or if their industry's dynamics have negatively changed. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

PRINCIPAL RISKS The Fund invests primarily in common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, the Fund invests primarily in small-sized companies which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION


The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.



The bar chart shows the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

[Chart Description: Illustrates volatility of an                        BEST QUARTER
investment and shows changes in Class A shares                             30.84%
performance are 1998 -- (4.06); 1999 -- 48.22;                       (DECEMBER 31, 1999)
2000 -- 0.55; 2001 -- (5.72); 2002 -- (24.71) and
2003 -- 22.89]

                                                                        WORST QUARTER
                                                                           -24.45%
                                                                    (SEPTEMBER 30, 1998)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                        PAST ONE    PAST FIVE    RETURN SINCE
DECEMBER 31, 2003)                                                      YEAR        YEARS      INCEPTION(1)
-----------------------------------------------------------------------------------------------------------
Enterprise Small Company Growth Fund(2)......  Class A                  17.02%       4.37%         2.14%
                                               Return before taxes
                                               Class A                  17.02%       3.89%         1.68%
                                               Return after taxes
                                               on distributions
                                               Class A                  11.07%       3.56%         1.64%
                                               Return after taxes
                                               on distributions
                                               and sale of Fund
                                               shares
                                               Class B                  17.21%       4.51%         2.29%
                                               Return before taxes
                                               Class C                  20.04%       4.63%         2.18%
                                               Return before taxes
Russell 2000 Index(3)........................                           47.25%       7.13%         6.06%

---------------


(1) Inception date for Classes A, B and C is July 17, 1997. Since inception, July 17, 1997, the average annual return for Class A Shares is 2.31% with sales charge as of December 31, 2003. Since inception, July 17, 1997, the average annual return for Class B Shares is 2.45% with sales charge as of December 31, 2003. Since inception, July 17, 1997, the average annual return for Class C Shares is 2.34% as of December 31, 2003. Performance reflects average annual returns from July 31, 1997 to December 31, 2003 for each share class and the Russell 2000 Index.

(2) Includes sales charge.

(3) This unmanaged broad-based index measures the performance of 2,000 small and mid-capitalization companies. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.


FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      4.75%(1)   None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)
Redemption Fee(4) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%      2.00%      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         1.00%      1.00%      1.00%
Distribution and Service (12b-1) Fees(5)..........................         0.45%      1.00%      1.00%
Other Expenses....................................................         0.59%      0.59%      0.59%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................         2.04%      2.59%      2.59%
Less Expense Reimbursement........................................        (0.39%)    (0.39%)    (0.39%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses................................         1.65%      2.20%      2.20%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders.
(5) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $672    $1,084    $1,521     $2,731
Class B.....................................................   $762    $1,205    $1,575     $2,791
Class C.....................................................   $362    $  805    $1,375     $2,925
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $672    $1,084    $1,521     $2,731
Class B.....................................................   $262    $  805    $1,375     $2,791
Class C.....................................................   $262    $  805    $1,375     $2,925

[Picture Description: Ticker: Old fashioned ticker tape: located to the left of the section titled: "Enterprise Small Company Value Fund."]

                      ENTERPRISE SMALL COMPANY VALUE FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE  Maximum capital appreciation

                     PRINCIPAL INVESTMENTS U.S. common stocks of small capitalization companies


                     FUND MANAGER  GAMCO Investors, Inc.


                     WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small company stocks for the possibility of higher returns; and want to diversify their portfolio to include small company stocks

                     INVESTMENT STRATEGIES The Small Company Value Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization stocks. The Fund invests in common stocks of small capitalization companies that the Fund Manager believes are undervalued -- that is, the stock's market price does not fully reflect the company's value. These companies have a market capitalization of up to $2.0 billion. The Fund Manager will not sell a company's securities solely because that company's market capitalization rises above $2.0 billion. The Fund Manager uses a proprietary research technique to determine which stocks have a market price that is less than the "private market value" or what an investor would pay for the company. The Fund Manager then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

PRINCIPAL RISKS The Fund invests primarily in common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, the Fund invests primarily in small-sized companies which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION


The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

[Chart Description: Illustrates volatility of an investment and shows changes in Class A shares performance are 1994 - 0.34; 1995 - 9.29; 1996 - 11.28;
1997 - 44.24; 1998 - 5.15; 1999 - 16.13; 2000 - 6.52; 2001 - 4.63;
2002 - (11.88) and 2003 -- 37.94]

                   BEST QUARTER                                         WORST QUARTER
                      19.53%                                               -17.01%
                  (JUNE 30, 2003)                                   (SEPTEMBER 30, 1998)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                               PAST ONE    PAST FIVE    PAST TEN    RETURN SINCE
DECEMBER 31, 2003)                                             YEAR        YEARS       YEARS      INCEPTION(1)
--------------------------------------------------------------------------------------------------------------
Enterprise Small Company Value        Class A                 31.45%       8.44%       10.75%           --
  Fund(2)...........................  Return before taxes
                                      Class A                 31.45%       7.13%        9.30%           --
                                      Return after taxes
                                      on distributions
                                      Class A                 20.44%       6.62%        8.65%           --
                                      Return after taxes
                                      on distributions
                                      and sale of Fund
                                      shares
                                      Class B                 32.26%       8.59%         N/A         12.22%
                                      Return before taxes
                                      Class C                 34.98%       8.65%         N/A         12.10%
                                      Return before taxes
Russell 2000 Index(3)...............                          47.25%       7.13%        9.47%           --

---------------

(1) Inception dates for Class A, Class B and Class C shares are October 1, 1993; May 1, 1995 and May 1, 1997, respectively.
(2) Includes sales charge.

(3) This unmanaged broad-based index measures the performance of 2,000 small and mid-capitalization companies. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................       4.75%(1)   None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................       None       5.00%(2)   1.00%(3)
Redemption Fee(4) (as a percentage of amount redeemed, if
  applicable).................................................       2.00%      2.00%      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................          0.75%      0.75%      0.75%
Distribution and Service (12b-1) Fees(5)..........................          0.45%      1.00%      1.00%
Other Expenses....................................................          0.40%      0.40%      0.40%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................          1.60%      2.15%      2.15%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders.
(5) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $630    $  956    $1,304     $2,285
Class B.....................................................   $718    $1,073    $1,354     $2,343
Class C.....................................................   $318    $  673    $1,154     $2,483
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $630    $  956    $1,304     $2,285
Class B.....................................................   $218    $  673    $1,154     $2,343
Class C.....................................................   $218    $  673    $1,154     $2,483

[Picture Description: Columns of various heights: located to the left of the section titled: "Enterprise Capital Appreciation Fund."]

                      ENTERPRISE CAPITAL APPRECIATION FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE  Maximum capital appreciation

                     PRINCIPAL INVESTMENTS U.S. common stocks of companies that demonstrate strong future earnings growth potential, product leadership and consistently strong financial characteristics

                     FUND MANAGER  Marsico Capital Management, LLC

                     WHO MAY WANT TO INVEST Investors who want the value of their investment to grow but do not need to receive income on their investment and are willing to accept the increased risk associated with more aggressive investment strategies

                     INVESTMENT STRATEGIES The Capital Appreciation Fund's investment strategy blends top-down economic and industry analysis with bottom-up stock selection. The Fund Manager's investment approach emphasizes large capitalization U.S. companies that are believed to have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook which in turn forms the strategic backdrop for actual portfolio construction. Various economic, social and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment, and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental. Stock selection stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamentals (e.g., margins, return on equity, return on assets), strong balance sheets, global distribution capabilities and experienced management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, other companies become more desirable or a permanent change in industry/company fundamentals that no longer supports the reason the stock was purchased. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

PRINCIPAL RISKS The Fund's investment universe consists of large, medium and small capitalization common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, small- to mid-sized companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have somewhat limited product lines, markets and financial resources, and may depend upon a relatively small- to medium-sized management group. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION


The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

[Chart Description: Illustrates volatility of an investment and shows changes in Class A shares performance are 1994 -- (3.46); 1995 -- 25.70; 1996 -- 16.52;
1997 -- 20.27; 1998 -- 30.15; 1999 -- 39.39; 2000 -- (14.19); 2001 -- (20.40);
2002 -- (17.48) and 2003 -- 32.00]

                   BEST QUARTER                                         WORST QUARTER
                      34.48%                                               -18.01%
                (DECEMBER 31, 1999)                                 (SEPTEMBER 30, 2001)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                               PAST ONE    PAST FIVE    PAST TEN    RETURN SINCE
DECEMBER 31, 2003)                                             YEAR        YEARS       YEARS      INCEPTION(1)
--------------------------------------------------------------------------------------------------------------
Enterprise Capital Appreciation
  Fund(2)...........................  Class A                  25.73%      (0.24%)      8.14%           --
                                      Return before taxes
                                      Class A                  25.73%      (1.61%)      5.99%           --
                                      Return after taxes
                                      on distributions
                                      Class A                  16.73%      (0.51%)      6.28%           --
                                      Return after taxes
                                      on distributions
                                      and sale of Fund
                                      shares
                                      Class B                  26.29%      (0.12%)     N/A            9.29%
                                      Return before taxes
                                      Class C                  28.98%       0.00%      N/A            7.16%
                                      Return before taxes
S&P 500 Index(3)....................                           28.69%      (0.57%)     11.06%           --

---------------

(1) Inception dates for Class A, Class B and Class C shares are November 17, 1987; May 1, 1995 and May 1, 1997, respectively.
(2) Includes sales charge.
(3) This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN A FUND)  CLASS A    CLASS B    CLASS C
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)..............................     4.75%(1)   None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)...............................................     None       5.00%(2)   1.00%(3)
Redemption Fee(4) (as a percentage of amount redeemed, if
  applicable)................................................     2.00%      2.00%      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.75%      0.75%      0.75%
Distribution and Service (12b-1) Fees(5)..........................         0.45%      1.00%      1.00%
Other Expenses....................................................         0.42%      0.42%      0.41%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................         1.62%      2.17%      2.16%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders.
(5) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $632    $  962    $1,314     $2,306
Class B.....................................................   $720    $1,079    $1,364     $2,364
Class C.....................................................   $319    $  676    $1,159     $2,493
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $632    $  962    $1,314     $2,306
Class B.....................................................   $220    $  679    $1,164     $2,364
Class C.....................................................   $219    $  676    $1,159     $2,493

[Picture Description: Columns of various heights: located to the left of the section titled: "Enterprise Deep Value Fund."]

                           ENTERPRISE DEEP VALUE FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE Total return through capital appreciation with income as a secondary consideration

                     PRINCIPAL INVESTMENTS  U.S. common stocks

                     FUND MANAGER  Wellington Management Company, LLP

                     WHO MAY WANT TO INVEST Investors who want the value of their investment to grow with the potential of receiving dividend income



                     INVESTMENT STRATEGIES The Fund invests primarily in large capitalization companies whose stocks the Fund Manager considers to be undervalued stocks. The Fund may also invest in companies with mid-sized or small market capitalizations and may invest up to 20% in foreign securities. Undervalued or "deep value" stocks are generally those that are out of favor with investors and presently trading at prices that the Fund Manager feels are below what the stocks are worth in relation to their earnings. These stocks are typically those of companies possessing sound fundamentals but which have been overlooked or misunderstood by the market, with below average price/earnings ratios based on projected normalized earnings. Holdings are frequently in viable, growing businesses with good financial strength in industries that are currently out of favor and under-researched by institutions. Common characteristics of the stocks typically include a strong balance sheet, excess cash flow, hidden or undervalued assets, and strong potential for a dividend increase in the year ahead. The Fund Manager's bottom-up process includes ranking current holdings and purchase candidates on appreciation potential through a disciplined system of stock selection that is price driven on the basis of relative return/appreciation potential. It is expected that the average price/earnings ratio of the Fund's stocks will be lower than the average of the Russell 1000 Value Index. Existing holdings are sold as they approach their target price reflecting a diminishing opportunity for incremental relative return. The Fund may lend portfolio securities on short-term or long-term basis, up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in U.S. common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. Value stocks involve the risk that they may never reach what the Fund Manager believes is their full market value. They also may decline in price, even though in theory they are already undervalued. Because the Fund will invest in stocks whose price/earnings ratios may be below the average of the Russell 1000 Value Index, there is a greater risk that they may not reach what the Fund Manager believes is their full market value. These stocks may also decline further in price. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may be higher or lower than that of other types of funds (such as those emphasizing growth stocks). If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.


PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows the performance of the Fund's Class A shares of the past year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


                                                                        BEST QUARTER
                                                                           16.80%
[Chart Description: Illustrates volatility of an                       (JUNE 30, 2003)
investment and shows changes in Class A shares
performance is 2002 -- (22.97) and 2003 is 28.87]                       WORST QUARTER
                                                                          (20.09)%
                                                                    (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                         PAST ONE
DECEMBER 31, 2003)                                                       YEAR        RETURN SINCE INCEPTION(1)
--------------------------------------------------------------------------------------------------------------
Enterprise Deep Value Fund(2)................  Class A                   22.73%                (2.30%)
                                               Return before taxes
                                               Class A                   22.59%                (2.50%)
                                               Return after taxes
                                               on distributions
                                               Class A                   14.95%                (2.05%)
                                               Return after taxes
                                               on distributions and
                                               sale of Fund shares
                                               Class B                   23.14%                (2.50%)
                                               Return before taxes
                                               Class C                   25.87%                (1.34%)
                                               Return before taxes
Russell 1000 Value Index(3)..................                            30.03%                 1.03%

---------------

(1) Inception date for Classes A, B and C is May 31, 2001. Performance reflects average annual returns from May 31, 2001 to December 31, 2003 for each share class and the Russell 1000 Value Index.
(2) Includes sales charge.
(3) This unmanaged index of stocks included in the Russell 2000 Index have lower price-to-book ratios and lower forecasted growth values. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.


SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A      CLASS B      CLASS C
----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      4.75%(1)     None         None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None         5.00%(2)     1.00%(3)
Redemption Fee(4) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%        2.00%        2.00%

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A      CLASS B      CLASS C
-----------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.75%        0.75%        0.75%
Distribution and Service (12b-1) Fees(5)..........................         0.45%        1.00%        1.00%
Other Expenses....................................................         0.86%        0.87%        0.86%
                                                                          ---------------------------------
Total Annual Fund Operating Expenses..............................         2.06%        2.62%        2.61%
Less Expense Reimbursement........................................        (0.56%)      (0.57%)      (0.56%)
                                                                          ---------------------------------
Net Annual Fund Operating Expenses................................         1.50%        2.05%        2.05%
                                                                          ---------------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders.
(5) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $674    $1,090    $1,531     $2,751
Class B.....................................................   $765    $1,214    $1,590     $2,818
Class C.....................................................   $364    $  811    $1,385     $2,944
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $674    $1,090    $1,531     $2,751
Class B.....................................................   $265    $  814    $1,390     $2,818
Class C.....................................................   $264    $  811    $1,385     $2,944

[Picture Description: Columns of various heights: located to the left of the section titled: "Enterprise Equity Fund."]

                             ENTERPRISE EQUITY FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE  Long-term capital appreciation

                     PRINCIPAL INVESTMENTS  U.S. common stocks

                     FUND MANAGER  TCW Investment Management Company

                     WHO MAY WANT TO INVEST Investors who want the value of their investment to grow but do not need to receive income on their investment




                     INVESTMENT STRATEGIES The Equity Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund invests in U.S. common stocks of companies that meet the Fund Manager's criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests. The Fund Manager selects companies with one or more of the following characteristics: superior business practices that will benefit from long-term trends, superior growth, profitability and leading market share versus others in their industry, strong enduring business models, valuable consumer or commercial franchises, high return on capital, favorable price to intrinsic value and undervalued assets. In addition, the Fund may also invest up to 20% of assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American Depository Receipts ("ADRs") or European Depository Receipts ("EDRs") listed on a domestic securities exchange or traded in the United States over-the-counter market. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in U.S. common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION


The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.



The bar chart on the next page shows the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than shown below.


[Chart Description: Illustrates volatility of an                        BEST QUARTER
investment and shows changes in Class A shares                             24.62%
performance are 1998 - 9.38; 1999 - 17.15;                           (DECEMBER 31, 2001)
2000 - (4.82); 2001 - (18.75);
2002 - (29.82);2003 -- (50.78)]                                         WORST QUARTER
                                                                           -24.87%
                                                                    (SEPTEMBER 30, 2001)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                              PAST ONE    PAST FIVE
DECEMBER 31, 2003)                                            YEAR        YEARS        RETURN SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------------------
Enterprise Equity Fund(2).........  Class A                   43.70%      (1.79%)                 2.92%
                                    Return before taxes
                                    Class A                   43.70%      (2.19%)                 2.46%
                                    Return after taxes
                                    on distributions
                                    Class A                   28.41%      (1.70%)                 2.27%
                                    Return after taxes
                                    on distributions and
                                    sale of Fund shares
                                    Class B                   44.73%      (1.73%)                 3.13%
                                    Return before taxes
                                    Class C                   47.17%      (1.60%)                 2.98%
                                    Return before taxes
S&P 500 Index(3)..................                            28.69%      (0.57%)                 6.59%


---------------

(1) Inception date for Classes A, B and C is May 1, 1997. Performance reflects average annual returns from May 1, 1997 to December 31, 2003 for each share class. Performance for the S&P 500 Index reflects the average annual return from April 30, 1997 to December 31, 2003.

(2) Includes sales charge.


(3) This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      4.75%(1)   None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)
Redemption Fee(4) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%      2.00%      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.75%      0.75%      0.75%
Distribution and Service (12b-1) Fees(5)..........................         0.45%      1.00%      1.00%
Other Expenses....................................................         0.46%      0.47%      0.47%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................         1.66%      2.22%      2.22%
Less Expense Reimbursement........................................        (0.06%)    (0.07%)    (0.07%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses................................         1.60%      2.15%      2.15%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders.
(5) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $636    $  974    $1,334     $2,347
Class B.....................................................   $725    $1,094    $1,390     $2,413
Class C.....................................................   $325    $  694    $1,190     $2,554
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $636    $  974    $1,334     $2,347
Class B.....................................................   $225    $  694    $1,190     $2,413
Class C.....................................................   $225    $  694    $1,190     $2,554

[Picture Description: Columns of various heights: located to the left of the section titled: "Enterprise Equity Income Fund."]

                         ENTERPRISE EQUITY INCOME FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE A combination of growth and income to achieve an above-average and consistent total return

                     PRINCIPAL INVESTMENTS  Dividend-paying U.S. common stocks

                     FUND MANAGER  Boston Advisors, Inc.

                     WHO MAY WANT TO INVEST Investors who want the value of their investment to grow with the potential of receiving dividend income




                     INVESTMENT STRATEGIES The Equity Income Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund generally invests in dividend-paying U.S. common stocks. The goal is capital appreciation combined with an above-market level of dividend income. The Fund Manager has three objectives in constructing the portfolio: 1) Each individual stock holding will pay a dividend at least annually; 2) The overall portfolio yield will be greater than the dividend yield on the S&P 500 Index; and 3) At least 80% of the stocks (measured by net assets) will pay a dividend that exceeds the dividend yield on the S&P 500 Index. One of the Fund's criteria in stock selection is above-average yield, used as a discipline to enhance stability and reduce market risk. Subject to this primary guideline, the Fund invests in stocks that have low valuation characteristics and exhibit signs of business momentum. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in U.S. common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.


The bar chart shows changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

[Chart Description: Illustrates volatility of an investment and shows changes in Class A shares performance are 1994 -- (0.49); 1995 -- 33.40; 1996 -- 17.86;
1997 -- 28.08; 1998 -- 11.13; 1999 -- 7.20; 2000 -- 5.44; 2001 -- (11.83);
2002 -- (15.23); 2003 -- 26.38]

                   BEST QUARTER                                         WORST QUARTER
                      16.01%                                               -17.69%
                (DECEMBER 31, 2003)                                 (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                               PAST ONE    PAST FIVE    PAST TEN    RETURN SINCE
DECEMBER 31, 2003)                                             YEAR        YEARS       YEARS      INCEPTION(1)
--------------------------------------------------------------------------------------------------------------
Enterprise Equity Income Fund(2)....  Class A                 20.36%        0.34%       8.51%           --
                                      Return before taxes
                                      Class A                 20.15%       (0.65%)      6.81%           --
                                      Return after taxes
                                      on distributions
                                      Class A                 13.48%       (0.06%)      6.64%           --
                                      Return after taxes
                                      on distributions
                                      and sale of Fund
                                      shares
                                      Class B                 20.68%        0.43%        N/A          8.77%
                                      Return before taxes
                                      Class C                 23.48%        0.58%        N/A          4.53%
                                      Return before taxes
S&P 500 Index(3)....................                          28.69%       (0.57%)     11.06%           --
S&P 500/Barra Value Index(4)........                          31.79%        1.95%      10.55%


---------------

(1) Inception dates for Class A, Class B and Class C shares are November 17, 1987, May 1, 1995 and May 1, 1997, respectively.
(2) Includes sales charge.

(3) This unmanaged broad-based index includes 500 companies that tend to be important leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index. Effective May 3, 2004, this index replaced the S&P 500 Barra Value Index as the Fund's broad-based index as it more appropriately reflects the Fund's broad based-market.


(4) This unmanaged broad-based index is comprised of S&P companies with low price to book ratios. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................       4.75%(1)  None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................       None      5.00%(2)   1.00%(3)
Redemption Fee(4) (as a percentage of amount redeemed, if
  applicable).................................................       2.00%     2.00%      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................          0.75%     0.75%      0.75%
Distribution and Service (12b-1) Fees(5)..........................          0.45%     1.00%      1.00%
Other Expenses....................................................          0.45%     0.44%      0.44%
                                                                          -----------------------------
Total Annual Operating Expenses...................................          1.65%     2.19%      2.19%
Less Expense Reimbursement........................................         (0.15%)   (0.14%)    (0.14%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses................................          1.50%     2.05%      2.05%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you sell Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders.
(5) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $635    $  971    $1,329     $2,337
Class B.....................................................   $722    $1,085    $1,375     $2,387
Class C.....................................................   $322    $  685    $1,175     $2,524
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $635    $  971    $1,329     $2,337
Class B.....................................................   $222    $  685    $1,175     $2,387
Class C.....................................................   $222    $  685    $1,175     $2,524

[Picture Description: Columns of various heights: located to the left of the section titled: "Enterprise Growth Fund."]

                             ENTERPRISE GROWTH FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE  Capital appreciation

                     PRINCIPAL INVESTMENTS U.S. common stocks of large capitalization companies

                     FUND MANAGER  Montag & Caldwell, Inc.

                     WHO MAY WANT TO INVEST Investors who want the value of their investment to grow but do not need to receive income on their investment

                     INVESTMENT STRATEGIES The Growth Fund invests primarily in U.S. common stocks. The "Growth at a Reasonable Price" strategy employed by the Fund combines growth and value style investing. This means that the Fund invests in the stocks of companies with long-term earnings potential, but which are currently selling at a discount to their estimated long-term value. The Fund's equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion which makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

PRINCIPAL RISKS As a result of investing primarily in U.S. common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION


The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.



The bar chart shows changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

[Chart Description: Illustrates volatility of an investment and shows changes in Class A shares performance are 1994 -- (0.99); 1995 -- 39.98; 1996 -- 32.60;
1997 -- 31.76; 1998 -- 30.94; 1999 -- 22.08; 2000 -- (7.94); 2001 -- (13.35);
2002 -- (23.28); 2003 -- 16.28]

                   BEST QUARTER                                         WORST QUARTER
                      26.81%                                               -15.59%
                (DECEMBER 31, 1998)                                   (MARCH 31, 2001)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                               PAST ONE    PAST FIVE    PAST TEN    RETURN SINCE
DECEMBER 31, 2003)                                             YEAR        YEARS       YEARS      INCEPTION(1)
--------------------------------------------------------------------------------------------------------------
Enterprise Growth Fund(2)...........  Class A                  10.75%      (3.72%)     10.13%           --
                                      Return before taxes
                                      Class A                  10.75%      (4.26%)      9.22%           --
                                      Return after taxes
                                      on distributions
                                      Class A                   6.99%      (3.16%)      8.68%           --
                                      Return after taxes
                                      on distributions
                                      and sale of Fund
                                      shares
                                      Class B                  10.62%      (3.64%)     N/A           10.50%
                                      Return before taxes
                                      Class C                  13.51%      (3.50%)     N/A            4.35%
                                      return before taxes
S&P 500 Index(3)....................                           28.69%      (0.57%)     11.06%           --

---------------

(1) Inception dates for Class A, Class B and Class C shares are February 28, 1968, May 1, 1995 and May 1, 1997, respectively.
(2) Includes sales charge.
(3) This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.


SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      4.75%(1)   None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)
Redemption Fee(4) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%      2.00%      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.75%      0.75%      0.75%
Distribution and Service (12b-1) Fees(5)..........................         0.45%      1.00%      1.00%
Other Expenses....................................................         0.35%      0.35%      0.35%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................         1.55%      2.10%      2.10%
                                                                          -----------------------------


---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders.
(5) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $625    $  941    $1,280     $2,233
Class B.....................................................   $713    $1,058    $1,329     $2,291
Class C.....................................................   $313    $  658    $1,129     $2,431
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $625    $  941    $1,280     $2,233
Class B.....................................................   $213    $  658    $1,129     $2,291
Class C.....................................................   $213    $  658    $1,129     $2,431

[Picture Description: Columns of various heights: located to the left of the section titled: "Enterprise Growth and Income Fund."]

                       ENTERPRISE GROWTH AND INCOME FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE Total return through capital appreciation with income as a secondary consideration

                     PRINCIPAL INVESTMENTS Broadly diversified group of U.S. common stocks

                     FUND MANAGER  UBS Global Asset Management (Americas) Inc.

                     WHO MAY WANT TO INVEST Investors who want the value of their investment to grow with the potential of receiving dividend income
                     INVESTMENT STRATEGIES The Growth and Income Fund invests primarily in U.S. common stocks of large capitalization stocks that offer the opportunity for capital appreciation, but also may hold small and intermediate capitalization stocks. The Fund may also invest in companies that have the potential to provide dividend income.


In selecting securities, the Fund Manager focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Fund Manager's assessment of what a security is worth. The Fund Manager will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Fund Manager bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Fund Manager then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive price/value characteristics. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in U.S. common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. The Fund's investment in small and intermediate capitalization stocks may be more volatile than investments in larger companies. Such securities may be less liquid than others, and this could make it difficult to sell a security at the time and price desired. The Fund's investments in derivatives may rise or fall more rapidly than other investments.

PERFORMANCE INFORMATION


The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than shown below.


[Chart Description: Illustrates volatility of an                        BEST QUARTER
investment and shows changes in Class A shares                             19.29%
performance are 1998 -- 16.50; 1999 -- 32.97;                        (DECEMBER 31, 1998)
2000 -- (0.05); 2001 -- (14.32); 2002 -- (26.67)
and 2003 -- 26.71]                                                      WORST QUARTER
                                                                           -19.29%
                                                                    (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS
        (AS OF THE CALENDAR YEAR ENDED                                  PAST ONE    PAST FIVE    RETURN SINCE
              DECEMBER 31, 2003)                                          YEAR        YEARS      INCEPTION(1)
-------------------------------------------------------------------------------------------------------------
Enterprise Growth and Income Fund(2)...........  Class A                  20.70%       0.15%       2.52%
                                                 Return before taxes
                                                 Class A                  20.69%       0.13%       2.37%
                                                 Return after taxes
                                                 on distributions
                                                 Class A                  13.48%       0.12%       2.09%
                                                 Return after taxes
                                                 on distributions
                                                 and sale of Fund
                                                 shares
                                                 Class B                  21.01%       0.18%       2.75%
                                                 Return before taxes
                                                 Class C                  23.76%       0.39%       2.61%
                                                 Return before taxes
S&P 500 Index(3)...............................                           28.69%      (0.57%)      3.92%
Wilshire 5000 Equity Index(4)..................                           31.65%       0.48%       4.29%

---------------


(1) Inception date for Classes A, B and C is July 17, 1997. Since inception, July 17, 1997, the average annual return for Class A Shares is 2.96% with sales charge as of December 31, 2003. Since inception, July 17, 1997, the average annual return for Class B Shares is 3.18% with sales charge as of December 31, 2003. Since inception, July 17, 1997, the average annual return for Class C Shares is 3.04% with sales charge as of December 31, 2003. Performance reflects average annual returns from July 31, 1997 to December 31, 2003 for each share class, the S&P 500 Index, and the Wilshire 500 Equity Index.

(2) Includes sales charge.
(3) This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

(4) The Wilshire 5000 Equity Index includes all New York Stock Exchange ("NYSE") and American Stock Exchange issues and the most active over-the-counter issues ("NASDAQ"). The index is Market Value Weighted and represents the total dollar value of all 5000 stocks. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      4.75%(1)   None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)
Redemption Fee(4) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%      2.00%      2.00%

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.75%      0.75%      0.75%
Distribution and Service (12b-1) Fees(5)..........................         0.45%      1.00%      1.00%
Other Expenses....................................................         0.54%      0.54%      0.54%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................         1.74%      2.29%      2.29%
Less Expense Reimbursement........................................        (0.24%)    (0.24%)    (0.24%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses................................         1.50%      2.05%      2.05%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders.
(5) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $643    $  997    $1,374     $2,429
Class B.....................................................   $732    $1,115    $1,425     $2,488
Class C.....................................................   $332    $  715    $1,225     $2,626
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $643    $  997    $1,374     $2,429
Class B.....................................................   $232    $  715    $1,225     $2,488
Class C.....................................................   $232    $  715    $1,225     $2,626

[Picture Description: Globe: located to the left of the section titled:
"Enterprise International Growth Fund."]

                      ENTERPRISE INTERNATIONAL GROWTH FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE  Capital appreciation

                     PRINCIPAL INVESTMENTS  Non-U.S. based equity securities

                     FUND MANAGER  SSgA Funds Management, Inc.

                     WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income and who are willing to accept the increased risk of international investing for the possibility of higher returns

                     INVESTMENT STRATEGIES The International Growth Fund normally invests at least 80% of its net assets in non-U.S. based equity securities that the Fund Manager believes are undervalued. The Fund Manager uses an approach that involves bottom-up stock selection. The Fund Manager looks for companies that are good predictable businesses selling at attractive prices relative to an estimate of intrinsic value. The Fund Manager diversifies investments among European, Australasian and Far East ("EAFE") markets, identifying and investing in those companies domiciled outside of the United States that the Fund Manager believes are and will remain globally dominant over the long term. These companies tend to be highly capitalized "blue chip" names and have established success relative to their global peers in sustained profitability. It follows that the Fund has a large cap bias and a relatively low turnover rate, reflecting the Fund Manager's strategic investment outlook and a concentrated number of companies. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in common stocks or ADRs of foreign companies. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Emerging market securities may be even more susceptible to these risks. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.


PERFORMANCE INFORMATION


The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.



The bar chart shows changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

[Chart Description: Illustrates volatility of an investment and shows changes in Class A shares performance are 1994 -- (2.82);
1995 -- 15.17; 1996 -- 12.32; 1997 -- 4.75; 1998 -- 14.28; 1999 -- 39.76;
2000 -- (19.75); 2001 -- (30.14); 2002 -- (19.66);
2003 -- 30.00]

                   BEST QUARTER                                         WORST QUARTER
                      31.07%                                               -27.75%
                (DECEMBER 31, 1999)                                 (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                                     RETURN SINCE
(AS OF THE CALENDAR YEAR ENDED                              PAST ONE    PAST FIVE    PAST TEN    INCEPTION(1)
DECEMBER 31, 2003)                                            YEAR        YEARS       YEARS      ------------
-------------------------------------------------------------------------------------------------------------
Enterprise International Growth
  Fund(2)........................    Class A                  23.87%      (4.86%)      1.61%        --
                                     Return before taxes
                                     Class A                  23.87%      (5.45%)      0.23%        --
                                     Return after taxes
                                     on distributions
                                     Class A                  15.51%      (4.10%)      0.75%        --
                                     Return after taxes
                                     on distributions
                                     and sale of Fund
                                     shares
                                     Class B                  24.22%      (4.91%)       N/A        2.07  %
                                     Return before taxes
                                     Class C                  26.91%      (4.79%)       N/A       (1.44  %)
                                     Return before taxes
MSCI EAFE Index(3)...............                             38.59%      (0.05%)      4.47%        --

---------------

(1) Inception dates for Class A, Class B and Class C shares are November 17, 1987, May 1, 1995, and May 1, 1997, respectively.
(2) Includes sales charge.

(3) The Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI EAFE) Index is a market capitalization weighted, equity index comprised of 1,005 companies that are representative of the market structure of 21 countries, excluding the United States, Canada and other regions such as Latin America. Constituent stocks are selected on the basis of industry representation, liquidity and sufficient float. An index does not have an investment advisor and does not pay commissions or expenses. It includes reinvested dividends. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      4.75%(1)    None        None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None        5.00%(2)    1.00%(3)
Redemption Fee(4) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%       2.00%       2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A     CLASS B     CLASS C
---------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.85%       0.85%       0.85%
Distribution and Service (12b-1) Fees(5)..........................         0.45%       1.00%       1.00%
Other Expenses....................................................         0.65%       0.65%       0.65%
                                                                          -------------------------------
Total Annual Fund Operating Expenses..............................         1.95%       2.50%       2.50%
Less Expense Reimbursement........................................        (0.10%)     (0.10%)     (0.10%)
                                                                          -------------------------------
Net Annual Fund Operating Expenses................................         1.85%       2.40%       2.40%
                                                                          -------------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders.
(5) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $662    $1,052    $1,467     $2,622
Class B.....................................................   $751    $1,173    $1,521     $2,681
Class C.....................................................   $353    $  779    $1,331     $2,836
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $662    $1,052    $1,467     $2,622
Class B.....................................................   $251    $  773    $1,321     $2,681
Class C.....................................................   $253    $  779    $1,331     $2,836

[Picture Description: Brass Telescope: located to the left of the section titled: "Enterprise Global Financial Services Fund."]

                   ENTERPRISE GLOBAL FINANCIAL SERVICES FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE  Capital appreciation

                     PRINCIPAL INVESTMENTS Common stocks of domestic and foreign financial services companies

                     FUND MANAGER  Sanford C. Bernstein & Co., LLC

                     WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income; want investment in the global financial services sector; and are willing to accept the increased risk of international investing for the possibility of higher returns

                     INVESTMENT STRATEGIES The Global Financial Services Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of financial services companies. The Fund normally invests in companies domiciled in the U.S. and in at least three other countries. The Fund considers a financial services company to be a firm that in its most recent fiscal year either (i) derived at least 50% of its revenues or earnings from financial services activities, or (ii) devoted at least 50% of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate financing firms; leasing firms; credit card companies; government sponsored financial enterprises; investment companies; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line property and casualty, life insurance companies and insurance holding companies. The Fund Manager selects securities by combining fundamental and quantitative research to identify securities of financial services companies that are attractively priced relative to their expected returns. Its research analysts employ a long-term approach to forecasting the earnings and growth potential of companies and attempt to construct global portfolios that produce maximum returns at a given risk level. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

PRINCIPAL RISKS The Fund invests in common stocks of domestic and foreign companies. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Fund. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Emerging market securities may be even more susceptible to these risks. Because the Fund concentrates in a single industry sector, its performance is largely dependent on the sector's performance, which may differ from that of the overall stock market. Generally, the financial services industry is more sensitive to fluctuations in interest rates than the economy as a whole. Moreover, while rising interest rates will cause a decline in the value of any debt securities the Fund holds, falling interest rates or deteriorating economic conditions can adversely affect the performance of financial services companies' stock. Both foreign and domestic financial services companies are affected by government regulation or market intervention, which may limit their activities and affect their profitability. Some financial services companies, e.g., insurance companies, are subject to severe market share and price competition. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than shown below.


[Chart Description: Illustrates volatility of an                        BEST QUARTER
investment and shows changes in Class A shares                             24.32%
performance are 1999 -- (5.01); 2000 -- 21.90;                         (JUNE 30, 2003)
2001 -- (8.37); 2002 -- (9.21) and 2003 -- 38.21]

                                                                        WORST QUARTER
                                                                           -23.66%
                                                                    (SEPTEMBER 30, 2002)


The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                         PAST ONE   PAST FIVE   RETURN SINCE
DECEMBER 31, 2003)                                                       YEAR       YEARS     INCEPTION(1)
----------------------------------------------------------------------------------------------------------
Enterprise Global Financial Services           Class A                  31.77%       4.87%        8.50%
  Fund(2)....................................  Return before taxes
                                               Class A                  31.44%       4.01%        7.65%
                                               Return after taxes
                                               on distributions
                                               Class A                  20.91%       3.70%        6.90%
                                               Return after taxes
                                               on distributions
                                               and sale of
                                               Fund shares
                                               Class B                  32.41%       5.01%        8.76%
                                               Return before taxes
                                               Class C                  35.15%       5.14%        8.70%
                                               Return before taxes
MSCI World Index (3).........................                           33.11%      (0.77%)       2.96%

---------------

(1) Inception date for Classes A, B, and C is October 1, 1998. Performance reflects average annual returns from October 1, 1998 to December 31, 2003 for each share class. Performance for the MSCI World Index reflects the average annual return from September 30, 1998 to December 31, 2003.
(2) Includes sales charge.

(3) The Morgan Stanley Capital International World Index ("MSCI World Index") is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.


FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      4.75%(1)   None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)
Redemption Fee(4) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%      2.00%      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.85%      0.85%      0.85%
Distribution and Service (12b-1) Fees(5)..........................         0.45%      1.00%      1.00%
Other Expenses....................................................         0.66%      0.66%      0.64%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................         1.96%      2.51%      2.49%
Less Expense Reimbursement........................................        (0.21%)    (0.21%)    (0.19%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses................................         1.75%      2.30%      2.30%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders.
(5) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $665    $1,061    $1,482     $2,652
Class B.....................................................   $754    $1,182    $1,535     $2,711
Class C.....................................................   $352    $  776    $1,326     $2,826
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $665    $1,061    $1,482     $2,652
Class B.....................................................   $254    $  782    $1,335     $2,711
Class C.....................................................   $252    $  776    $1,326     $2,826

[Picture Description: Brass Telescope: located to the left of the section titled: "Enterprise Global Socially Responsive Fund."]

                   ENTERPRISE GLOBAL SOCIALLY RESPONSIVE FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE  Total return

                     PRINCIPAL INVESTMENTS Equity securities of companies located in countries that are included in the MSCI World Index that meet the Fund's social and investment criteria

                     FUND MANAGER  Rockefeller & Co., Inc.

                     WHO MAY WANT TO INVEST Investors who want to make socially responsible investments and want the value of their investment to grow


                     INVESTMENT STRATEGIES The Global Socially Responsive Fund invests in equity securities of companies that the Fund Manager believes are socially responsive and which are located in countries that are included in the MSCI World Index, including the U.S., Canada and Australia, and certain developed markets located in Europe and the Far East. The term "responsive" is used to distinguish between absolute and relative standards of corporate social responsibility. The Fund Manager believes that no company is perfect on any of the relevant social criteria, but looks for companies that demonstrate a commitment to progress. To find companies that are socially responsive, the Fund Manager actively looks for companies that are demonstrating leadership in one or more of the following areas: human rights, public health, governance, products, services and marketing, workplace environment, environmental stewardship and community. These companies also may show a commitment to improving the quality of communication to shareholders and stakeholders and to developing solution-oriented policies and practices. Like other socially responsive investment vehicles, the Fund does not invest in companies that are known to ignore human rights issues, violate environmental laws and regulations, have significant and continuing records of discrimination or unfair labor practices, or companies that have a history of poor governance. The Fund also does not invest in companies that derive more than 2% of their revenue from alcohol, tobacco, gambling, weapons or weapons systems. The Fund avoids companies that produce, own or operate nuclear power plants, and companies that conduct unnecessary product testing on animals for personal care products or that do not subscribe to and rigorously enforce appropriate care standards for legally required animal testing. The Fund Manager believes that good corporate citizenship has the potential to create good investment opportunities; wherever possible, the Fund seeks to invest in companies that the Fund Manager believes derive a competitive advantage from the socially responsive products, policies and practices developed by such companies. The Fund Manager seeks companies that combine these social criteria with an investment management criteria of potentially high return on investment capital, strong quality of management, sound financial resources and good overall business prospects. In selecting equity securities, the Fund Manager uses its own valuation models to determine fair value and looks for securities that are selling at discounts to their fair value, independent of region or style bias. The Fund seeks to own growth and/or value stocks depending on their relative attractiveness. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in common stocks located in countries that are included in the MSCI World Index. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. competitors. In addition, information regarding foreign companies may not be as readily available as information for U.S. companies. Therefore, it may be difficult to determine whether foreign companies meet the same social criteria as U.S. companies. The Fund may be restricted by its focus on socially responsive investing and therefore, the investments that the Fund Manager selects may under perform other investments or the stock markets generally. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.


PERFORMANCE INFORMATION

The bar chart and performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses. This bar chart shows the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than shown below.

[Chart Description: Illustrates volatility of an investment and shows changes in Class A shares performance for 2001 which is (10.70), for 2002 which is (18.41) and for 2003 which is 26.38.]

                   BEST QUARTER                                         WORST QUARTER
                      13.99%                                               -17.47%
                (DECEMBER 31, 2003)                                 (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                                     PAST ONE    RETURN SINCE
DECEMBER 31, 2003)                                                                   YEAR      INCEPTION(1)
-----------------------------------------------------------------------------------------------------------
Enterprise Global Socially Responsive Fund(2).............  Class A                 20.43%       (4.70%)
                                                            Return before taxes
                                                            Class A                 20.43%       (4.72%)
                                                            Return after taxes
                                                            on distributions
                                                            Class A                 13.28%       (3.98%)
                                                            Return after taxes
                                                            on distributions
                                                            and sale of Fund
                                                            shares
                                                            Class B                 20.71%       (4.69%)
                                                            Return before taxes
                                                            Class C                 23.51%       (4.12%)
                                                            Return before taxes
MSCI World Index(3).......................................                          33.11%       (5.49%)

---------------

(1) Inception date for Classes A, B, and C is September 29, 2000. Since inception, September 29, 2000, the average annual return for Class A Shares is -4.70% with sales charge as of December 31, 2003. Since inception, September 29, 2000, the average annual return for Class B Shares is -4.69% with sales charge as of December 31, 2003. Since inception, September 29, 2000, the average annual return for Class C Shares is -4.12% with sales charge as of December 31, 2003. Performance reflects average annual returns from September 30, 2000 to December 31, 2003 for each share class and the MSCI World Index.
(2) Includes sales charge.
(3) The Morgan Stanley Capital International World Index (MSCI World) is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES

The table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)    CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................        4.75%(1)   None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................        None       5.00%(2)   1.00%(3)
Redemption Fee(4) (as a percentage of amount redeemed, if
  applicable).................................................        2.00%      2.00%      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)    CLASS A    CLASS B    CLASS C
---------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................           0.90%      0.90%      0.90%
Distribution and Service (12b-1) Fees(5)..........................           0.45%      1.00%      1.00%
Other Expenses....................................................           1.93%      1.93%      1.90%
                                                                            -----------------------------
Total Annual Fund Operating Expenses..............................           3.28%      3.83%      3.80%
Less Expense Reimbursements.......................................          (1.53%)    (1.53%)    (1.50%)
                                                                            -----------------------------
Net Annual Fund Operating Expenses................................           1.75%      2.30%      2.30%
                                                                            -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders.
(5) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $790    $1,437    $2,106     $3,882
Class B.....................................................   $885    $1,569    $2,172     $3,944
Class C.....................................................   $482    $1,161    $1,958     $4,036
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $790    $1,437    $2,106     $3,882
Class B.....................................................   $385    $1,169    $1,972     $3,944
Class C.....................................................   $382    $1,161    $1,958     $4,036

[Picture Description: Brass Telescope: located to the left of the section titled: "Enterprise Mergers and Acquisitions Fund."]

                    ENTERPRISE MERGERS AND ACQUISITIONS FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE  Capital appreciation

                     PRINCIPAL INVESTMENTS  Domestic equity securities


                     FUND MANAGER  GAMCO Investors, Inc.


                     WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income and want to diversify their overall portfolio with an investment in a specialty fund that invests in companies that could be subject to a takeover

                     INVESTMENT STRATEGIES The Fund Manager will purchase shares of companies believed to be likely acquisition targets within 12 to 18 months. In addition, the Fund Manager will engage in classic risk arbitrage by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Fund Manager, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase the selling company's securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. At times, the stock of the acquiring company may also be purchased or shorted. The Fund Manager may invest in small, mid and large capitalization stocks. The Fund Manager expects a high portfolio turnover rate of 150% or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

PRINCIPAL RISKS Because the Fund invests primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. Moreover, because the Fund can invest in small, mid and large-capitalization companies, it is riskier than funds that invest in only large-capitalization companies since small and mid-capitalization companies typically have greater earnings fluctuations and greater reliance on a few key customers than larger companies. The Fund is subject to the risk that the potential private market value of the Fund's stocks will not be realized or that certain of the transactions to which some of the Fund's investments are a part may not be completed, or may be renegotiated or terminated, which may result in losses to the Fund. The investment policies of the Fund may lead to a higher portfolio turnover rate that could increase the Fund's expenses, generate more tangible short-term gains for shareholders and could negatively impact the Fund's performance. The Fund is non-diversified and may invest more of its assets in the securities of a single issuer. This increases the Fund's risk because developments affecting an individual issuer have a greater impact on the Fund's performance. Because the Fund Manager expects a high portfolio turnover, the Fund is likely to generate more taxable short-term gains for shareholders. High portfolio turnover may increase trading costs, which could lower performance. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. The Fund may engage in various portfolio strategies, including using derivatives, to enhance potential gain.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ slightly due to differences in expenses.

This bar chart shows the performance of the Fund's Class A shares for last year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


                                                                        BEST QUARTER
                                                                            7.26%
[Chart Description: Illustrates volatility of an                       (JUNE 30, 2003)
investment and shows changes in Class A shares
performance are 2002 -- (3.28); 2003 -- 15.45]                          WORST QUARTER
                                                                           -5.05%
                                                                    (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                         PAST ONE
DECEMBER 31, 2003)                                                       YEAR        RETURN SINCE INCEPTION(1)
--------------------------------------------------------------------------------------------------------------
Enterprise Mergers and Acquisitions
  Fund(2)....................................  Class A
                                               Return before taxes      10.01%                  2.99%
                                               Class A
                                               Return after taxes
                                               on distributions          9.50%                  2.55%
                                               Class A
                                               Return after taxes
                                               on distributions and
                                               sale of Fund shares       6.50%                  2.28%
                                               Class B
                                               Return before taxes       9.90%                  2.86%
                                               Class C
                                               Return before taxes      12.61%                  3.82%
S&P 500 Index(3).............................                           28.69%                 (2.21%)

---------------

(1) Inception date for Classes A, B and C is February 28, 2001. Performance reflects average annual returns from February 28, 2001 to December 31, 2003 for each share class and the S&P 500 Index.
(2) Includes sales charge.
(3) This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................       4.75%(1)   None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................       None       5.00%(2)   1.00%(3)
Redemption Fee(4) (as a percentage of amount redeemed, if
  applicable).................................................       2.00%      2.00%      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................          0.90%      0.90%      0.90%
Distribution and Service (12b-1) Fees(5)..........................          0.45%      1.00%      1.00%
Other Expenses....................................................          0.41%      0.41%      0.41%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................          1.76%      2.31%      2.31%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders.
(5) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $645    $1,003    $1,384     $2,450
Class B.....................................................   $734    $1,121    $1,435     $2,508
Class C.....................................................   $334    $  721    $1,235     $2,646
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $645    $1,003    $1,384     $2,450
Class B.....................................................   $234    $  721    $1,235     $2,508
Class C.....................................................   $234    $  721    $1,235     $2,646

[Picture Description: Brass Telescope: located to the left of the section titled: "Enterprise Technology Fund."]

                           ENTERPRISE TECHNOLOGY FUND

                           FUND PROFILE

                           INVESTMENT OBJECTIVE  Long-term capital appreciation

                     PRINCIPAL INVESTMENTS Equity securities, including common stocks, preferred stocks, warrants and other securities convertible into common stock, issued by domestic and foreign companies primarily engaged in technology-related activities

                           FUND MANAGER  Fred Alger Management, Inc.

                     WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income and who want to diversify their overall portfolio with a concentrated investment in a diversified portfolio of domestic and foreign companies in the major subsectors of the technology sector, including firms in the computer, communications, video, electronics, office and factory automation and robotics sectors as well as Internet, intranet and other e-commerce enterprises. The Fund may be appropriate for investors who are looking to invest over the long-term, who are able to ride out market swings, and who are looking to invest in a diversified stock portfolio focused on a particular stock market segment. The Fund alone cannot provide a balanced investment program.

INVESTMENT STRATEGIES The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies engaged in technology and technology-related industries. The Fund considers companies engaged in technology and technology-related industries as companies that are engaged in the research, design, development and manufacturing of products that utilize new, creative or innovative technologies to gain a strategic advantage in their industries, as well as companies that provide and service those technologies. The Fund will invest in at least 25% of total assets in Internet or intranet related companies. The Fund invests primarily in domestic companies and may also invest up to 20% of its assets in foreign companies. There is no limit on the market capitalization of the companies in which the Fund may invest, or in the length of operating history for the companies. The Fund may invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance. The Fund may also purchase and sell options and forward currency exchange contracts. The Fund Manager selects portfolio securities by evaluating a company's positioning or business model and may consider its ability to grow and expand its activities or achieve a greater competitive advantage in cost/profitability and brand image via the use of the Internet. The Fund Manager also considers a company's fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. Furthermore, the Fund Manager looks at the amount of capital a company currently expends on research and development. The Fund Manager believes that dollars invested in research and development today frequently have a significant bearing on future growth.

PRINCIPAL RISKS The Fund may invest in common stocks. As a result, the Fund is subject to the risk that the stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Fund. Because the Fund concentrates in a single industry sector, its performance is largely dependent on this sector's performance which may differ from that of the overall stock market. Both foreign and domestic technology-related companies are affected by government regulation or market intervention, which may limit their activities and affect their profitability. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of industries. Some technology-related companies are subject to severe market share and price competition. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects. Investments in initial public offerings may result in increased transactions costs and expenses, distributions and the realization of short-term capital gains. In addition, investments in foreign markets may be more volatile and less liquid than investments in U.S. markets because there is less public information available about foreign companies. Diplomatic, political or economic developments may cause foreign investments to lose money. A Fund that invests in foreign securities denominated in foreign currencies may also be subject to currency risk. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting or financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Additional restrictions may be imposed under emergency conditions. The Fund may suffer a loss from its use of options, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument.

PERFORMANCE INFORMATION


The bar chart and performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows the performance of the Fund's Class A shares for the past year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than shown below.



                                                                       BEST QUARTER(1)
[Chart Description: Illustrates volatility of an                           32.45%
investment and shows changes in Class A shares                         (JUNE 30, 2003)
performance for 2000 which is (51.10); 2001
(33.94); 2002 (48.34) and 2003 which is 76.89]                          WORST QUARTER
                                                                          (47.36)%
                                                                     (DECEMBER 31, 2000)


The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                                   PAST ONE      RETURN SINCE
DECEMBER 31, 2003)                                                                 YEAR        INCEPTION(2)
-----------------------------------------------------------------------------------------------------------
Enterprise Technology Fund(3)...........................  Class A                  68.59%         (2.27%)
                                                          Return before taxes
                                                          Class A                  68.59%         (2.38%)
                                                          Return after taxes
                                                          on distributions
                                                          Class A                  44.58%         (1.92%)
                                                          Return after taxes
                                                          on distributions
                                                          and sale of Fund
                                                          shares
                                                          Class B                  70.92%         (2.13%)
                                                          Return before taxes
                                                          Class C                  73.06%         (1.94%)
                                                          Return before taxes
S&P 500 Index(4)........................................                           28.69%         (3.18%)

---------------

(1) The best quarter since inception was 75.30% for the quarter ending December 31, 1999.
(2) Inception Date for Classes A, B and C is July 1, 1999. Performance reflects average annual returns from July 1, 1999 to December 31, 2003 for each share class. Performance for the S&P 500 Index reflects the average annual return from June 30, 1999 to December 31, 2003.
(3) Includes sales charge. A portion of the Fund's returns is attributable to its investment in initial public offerings ("IPO"). There is no guarantee that the Fund will experience substantially similar performance by investing in IPOs.
(4) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)    CLASS A     CLASS B    CLASS C
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................        4.75%(1)    None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................        None        5.00%(2)   1.00%(3)
Redemption Fee(4) (as a percentage of amount redeemed, if
  applicable).................................................        2.00%       2.00%      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)    CLASS A     CLASS B    CLASS C
----------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................           1.00%       1.00%      1.00%
Distribution and Service (12b-1) Fees(5)..........................           0.45%       1.00%      1.00%
Other Expenses....................................................           0.89%       0.89%      1.88%
                                                                            ------------------------------
Total Annual Fund Operating Expenses..............................           2.34%       2.89%      2.88%
Less Expense Reimbursements.......................................          (0.44%)     (0.44%)    (0.43%)
                                                                            ------------------------------
Net Annual Fund Operating Expenses................................           1.90%       2.45%      2.45%
                                                                            ------------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders.
(5) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $701    $1,171    $1,666     $3,024
Class B.....................................................   $792    $1,295    $1,723     $3,084
Class C.....................................................   $391    $  892    $1,518     $3,204
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $701    $1,171    $1,666     $3,024
Class B.....................................................   $292    $  895    $1,523     $3,084
Class C.....................................................   $291    $  892    $1,518     $3,204

[Picture Description: Three Stones lying in a small brook: located to the left of the section titled: "Enterprise Managed Fund."]

                            ENTERPRISE MANAGED FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE  Growth of capital over time

                     PRINCIPAL INVESTMENTS Common stocks, bonds and cash equivalents, the percentages of which will vary based on the Fund Manager's assessment of relative investment values

                     FUND MANAGER  Wellington Management Company, LLP

                     WHO MAY WANT TO INVEST Investors who want the value of their investment to grow while maintaining exposure to fixed income securities but do not need to receive income on their investment




                     INVESTMENT STRATEGIES The Managed Fund invests in a diversified portfolio of common stocks, bonds and cash equivalents. Normally, 65% of fund assets will be invested in equity securities, 30% of fund assets will be invested in fixed income securities and 5% of fund assets will be invested in cash and cash equivalents. The allocation of the Fund's assets among the different types of permitted investments will vary from time to time based upon the Fund Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. The Fund Manager has discretion to increase or decrease the weighting in equity securities or fixed income securities by 15% and cash and cash equivalents by 5%, such that equities could range from 50% to 80%, fixed income securities could range from 15% to 45% and cash and cash equivalents could range from 0% to 10% of fund assets. In addition, the Fund may also invest up to 20% of assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by ADRs or EDRs listed on a domestic securities exchange or traded in the United States over-the-counter market.



The Fund's equity investments will be primarily large cap companies; however, the Fund may invest in companies of any size. The strategy for the equity portion of the Fund is to identify through fundamental analysis market-leading companies in industry sectors with favorable growth prospects. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. The key characteristics of high quality companies favored by the Fund include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team.



While the Fund will earn income to the extent it is invested in bonds or cash equivalents, the Fund does not have any specific income objective. The bonds in which the Fund may invest will be primarily government and government agency securities, investment grade corporate debt securities, asset-backed securities and mortgage backed securities. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



PRINCIPAL RISKS The Fund invests in both common stocks and debt securities. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Fund. Securities of medium and smaller capitalization companies may experience greater price volatility than securities of larger companies. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. In addition, the Fund is subject to the risk that the prices of debt securities will decline due to rising interest rates. The risk is greater for long-term debt securities than for short-term debt securities. Debt securities may decline in credit quality due to factors affecting the issuer and economic or political events, increasing the risk that the issuer may default on payments of interest or principal. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.


This bar chart shows changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

[Chart Description: Illustrates volatility of an investment and shows changes in Class A shares performance from 1995-2003, which are 1995 -- 37.69;
1996 -- 22.08; 1997 -- 21.05; 1998 -- 7.05; 1999 -- 7.40; 2000 -- 0.46;
2001 -- (11.83); 2002 -- (21.75) and 2003 -- 20.35]


                   BEST QUARTER                                         WORST QUARTER
                      13.46%                                               -16.38%
                  (JUNE 30, 1997)                                   (SEPTEMBER 30, 2001)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                          PAST ONE    PAST FIVE    RETURN SINCE
DECEMBER 31, 2003)                                                        YEAR        YEARS      INCEPTION(1)
-------------------------------------------------------------------------------------------------------------
Enterprise Managed Fund(2).....................  Class A                 14.56%       (3.12%)        6.75%
                                                 Return before taxes
                                                 Class A                 14.41%       (4.02%)        5.74%
                                                 Return after taxes
                                                 on distributions
                                                 Class A                  9.66%       (2.79%)        5.60%
                                                 Return after taxes
                                                 on distributions
                                                 and sale of Fund
                                                 shares
                                                 Class B                 14.59%       (3.03%)        5.67%
                                                 Return before taxes
                                                 Class C                 17.50%       (2.79%)        0.99%
                                                 Return before taxes
S&P 500 Index(3)...............................                          28.69%       (0.57%)       11.85%

---------------

(1) Inception dates for Class A, Class B and Class C shares were October 1, 1994, May 1, 1995 and May 1, 1997, respectively. Performance for the respective classes reflect the average annual returns from the aforementioned inception dates to December 31, 2003. The since inception return for the S&P 500 Index reflects the average annual performance from September 30, 1994 to December 31, 2003.
(2) Includes sales charge.
(3) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      4.75%(1)    None        None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None        5.00%(2)    1.00%(3)
Redemption Fee(4) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%       2.00%       2.00%

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A     CLASS B     CLASS C
---------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.75%       0.75%       0.75%
Distribution and Service (12b-1) Fees(5)..........................         0.45%       1.00%       1.00%
Other Expenses....................................................         0.58%       0.58%       0.58%
                                                                          -------------------------------
Total Annual Fund Operating Expenses..............................         1.78%       2.33%       2.33%
Less Expense Reimbursements.......................................        (0.33%)     (0.33%)     (0.33%)
                                                                          -------------------------------
Net Annual Operating Expenses.....................................         1.45%       2.00%       2.00%
                                                                          -------------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders.
(5) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $647    $1,009    $1,394     $2,470
Class B.....................................................   $736    $1,127    $1,445     $2,529
Class C.....................................................   $336    $  727    $1,245     $2,666
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $647    $1,009    $1,394     $2,470
Class B.....................................................   $236    $  727    $1,245     $2,529
Class C.....................................................   $236    $  727    $1,245     $2,666

[Picture Description: Three Stones lying in a small brook: located to the left of the section titled: "Enterprise Strategic Allocation Fund."]

                      ENTERPRISE STRATEGIC ALLOCATION FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE Total return, consisting of long-term capital appreciation and current income

                     PRINCIPAL INVESTMENTS Domestic equity securities and U.S. Treasury notes and bills

                     FUND MANAGER  UBS Global Asset Management (US) Inc.

                     WHO MAY WANT TO INVEST Investors who want the value of their investment to grow with the potential of receiving income



                     INVESTMENT STRATEGIES The Fund Manager allocates the Fund's assets between a stock portion that is designed to track the S&P 500 Index and a fixed income portion that consists of either U.S. Treasury notes with remaining maturities of approximately five years or U.S. Treasury bills with remaining maturities approximately of 30 days. From time to time, the Fund Manager reallocates the Fund's assets in accordance with the recommendations of its Strategic Allocation Model. The stock portion of the Fund is designed to track the S&P 500 Index and is given greater weight, based on the Model, in periods of anticipated strong market performance than in weak periods, reallocating assets to U.S. Treasury notes or bills when a potential bear market or a prolonged market downturn is projected. The Model can recommend stock allocations of 95%, 70%, 45%, 20% or 0%. The Model employs a price to intrinsic value analysis in deciding whether to recommend five-year U.S. Treasury notes or 30-day U.S. Treasury bills. The Fund Manager may, but is not required to, use options and futures to adjust the Fund's exposure to different asset classes or to maintain exposure to stocks and U.S. Treasury notes while maintaining a balance in cash for Fund management purposes. The Fund Manager may also use these instruments to reduce the risk of adverse price movements when investing Fund inflows to facilitate trading and to reduce transaction costs. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets, including collateral received for securities lent.

PRINCIPAL RISKS Because the Fund invests in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a risk of investing in the Fund. As for the Fund's fixed income investments, there is the risk that their value will generally fall as interest rates rise. The Fund expects a close correlation between the performance of the portion of its assets allocated to stocks and that of the S&P 500 Index in both rising and falling markets. However, the Fund's performance generally will not be identical to the Index because of the allocation between the stock portion and fixed income portion, as well as because of fees and expenses that the Fund bears, and daily purchases and redemptions of Fund shares. The Strategic Allocation Model involves the risk that it may not correctly predict the times to shift the Fund's assets from one type of investment to another or that the Fund Manager may incorrectly time the implementation of a shift in allocation. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also involve the risk of the Fund's losing more than the principal invested. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION


The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ slightly due to differences in expenses.

This bar chart shows the performance of the Fund's Class A shares in the past year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


                                                                        BEST QUARTER
                                                                           14.23%
[Chart Description: Illustrates volatility of an                       (JUNE 30, 2003)
investment and shows changes in Class A shares
performance are 2002 -- (22.07), 2003 -- 25.23]                         WORST QUARTER
                                                                           -16.55%
                                                                    (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                         PAST ONE
DECEMBER 31, 2003)                                                       YEAR        RETURN SINCE INCEPTION(1)
--------------------------------------------------------------------------------------------------------------
Enterprise Strategic Allocation Fund(2).......  Class A                 19.34%                 (2.37%)
                                                Return before taxes
                                                Class A                 19.33%                 (2.41%)
                                                Return after taxes
                                                on distributions
                                                Class A                 12.58%                 (2.04%)
                                                Return after taxes
                                                on distributions
                                                and sale of Fund
                                                shares
                                                Class B                 19.55%                 (2.53%)
                                                Return before taxes
                                                Class C                 22.18%                 (1.28%)
                                                Return before taxes
S&P 500 Index(3)..............................                          28.69%                  0.85%

---------------

(1) Inception date for Classes A, B and C is August 31, 2001. Performance reflects average annual returns from August 31, 2001 to December 31, 2003 for each share class and the S&P 500 Index.
(2) Includes sales charge.

(3) The S&P 500 is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries in the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      4.75%(1)   None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)
Redemption Fee(4) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%      2.00%      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.75%      0.75%      0.75%
Distribution and Service (12b-1) Fees(5)..........................         0.45%      1.00%      1.00%
Other Expenses....................................................         0.83%      0.84%      0.83%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................         2.03%      2.59%      2.58%
Less Expense Reimbursement........................................        (0.53%)    (0.54%)    (0.53%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses................................         1.50%      2.05%      2.05%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders.
(5) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $671    $1,081    $1,516     $2,721
Class B.....................................................   $762    $1,205    $1,575     $2,789
Class C.....................................................   $361    $  802    $1,370     $2,915
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $671    $1,081    $1,516     $2,721
Class B.....................................................   $262    $  805    $1,375     $2,789
Class C.....................................................   $261    $  802    $1,370     $2,915

[Picture Description: Antiqued piggy bank with various coins lying beside: located to the left of the section titled: "Enterprise Government Securities Fund."]

                     ENTERPRISE GOVERNMENT SECURITIES FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE Current income and safety of principal

                     PRINCIPAL INVESTMENTS Securities that are obligations of the U.S. Government, its agencies or instrumentalities

                     FUND MANAGER  TCW Investment Management Company

                     WHO MAY WANT TO INVEST Conservative investors who want to receive income from their investment

                     INVESTMENT STRATEGIES The Government Securities Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities that are obligations of the U.S. Government, its agencies or instrumentalities. The Fund's investments may include securities issued by the U.S. Treasury, such as treasury bills, treasury notes and treasury bonds. In addition, the Fund may invest in securities that are issued or guaranteed by agencies and instrumentalities of the U.S. Government.
Securities issued by agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. Securities issued by the Government National Mortgage Association ("GNMA Certificates") are examples of full faith and credit securities, which means that the payment of principal and interest is guaranteed, but yield and market value are not. Securities issued by agencies or instrumentalities that may be chartered or sponsored by Acts of Congress, but are not backed by the full faith and credit of the United States, include Fannie Mae and Freddie Mac. Such securities are supported by the ability to borrow from the U.S. Treasury. The Fund may invest primarily in mortgage-backed securities and may, to a limited extent, invest in collateralized mortgage obligations ("CMOs"). The Fund may concentrate from time to time in different U.S. Government securities in order to obtain the highest available level of current income and safety of principal. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

PRINCIPAL RISKS The Government Securities Fund invests primarily in U.S. Government debt securities. As a result, the Fund is subject to the risk that the prices of debt securities will decline due to rising interest rates. This risk is greater for long-term debt securities than for short-term debt securities. To the extent that the Fund invests in mortgage-backed securities, it is subject to additional risk. A mortgage-backed security pools all interest and principal payments from the underlying mortgages and pays it to the security's owner. The mortgages underlying mortgage-backed securities may mature or be paid off before the stated maturity date. This has a number of drawbacks to general U.S. Government obligations. First, the Fund may have a lower return than initially calculated in the event of prepayments. A prepayment does not cause a loss of principal, only of income. Second, the monthly income payments to the Fund may fluctuate. Third, the Fund cannot predict the maturity of its investment with certainty. Fourth, the Fund would invest any resulting proceeds in other securities, generally at the then prevailing lower interest rates. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

[Chart Description: Illustrates volatility of an investment and shows changes in Class A shares performance from 1994-2003 which are 1994 -- (7.80);
1995 -- 19.00; 1996 -- 6.28; 1997 -- 8.41; 1998 -- 6.82; 1999 -- 0.58;
2000 -- 10.69; 2001 -- 7.67; 2002 -- 8.96; 2003 -- 2.13]

                   BEST QUARTER                                        WORST QUARTER
                       6.08%                                              -5.16%
                 (MARCH 31, 1995)                                     (JUNE 30, 1994)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                        PAST ONE   PAST FIVE   PAST TEN   RETURN SINCE
DECEMBER 31, 2003)                                                      YEAR       YEARS      YEARS     INCEPTION(1)
--------------------------------------------------------------------------------------------------------------------
Enterprise Government Securities Fund(2).......  Class A              (2.71%)     4.90%      5.55%         --
                                                 Return before taxes
                                                 Class A              (3.93%)     2.94%      3.22%         --
                                                 Return after taxes
                                                 on distributions
                                                 Class A              (1.73%)     2.94%      3.23%         --
                                                 Return after taxes
                                                 on distributions
                                                 and sale of Fund
                                                 shares
                                                 Class B              (3.35%)     5.01%       N/A        6.59%
                                                 Return before taxes
                                                 Class C              (0.42%)     5.13%       N/A        5.89%
                                                 Return before taxes
Lehman Brothers Intermediate Government Bond
  Index(3).....................................                        2.30%      6.18%      6.32%         --

---------------

(1) Inception dates for Class A, Class B and Class C shares were November 17, 1987, May 1, 1995 and May 1, 1997, respectively.
(2) Includes sales charge.
(3) This is an unmanaged broad-based index that includes all issues with maturities of one to 9.99 years contained in the Lehman Brothers Government Bond Index (this index includes all publicly held U. S. Treasury debt or any governmental agency thereof, quasi-federal corporation, or corporate debt guaranteed by the U. S. Government with a minimum maturity of one year and minimum outstanding par amount of $1 million) and is constructed the same way. Average weighted maturity is approximately four years. The index excludes transaction and holding charges. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................       4.75%(1)   None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................       None       5.00%(2)   1.00%(3)
Redemption Fee(4) (as a percentage of amount redeemed, if
  applicable).................................................       2.00%      2.00%      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................          0.60%      0.60%      0.60%
Distribution and Service (12b-1) Fees(5)..........................          0.45%      1.00%      1.00%
Other Expenses....................................................          0.44%      0.44%      0.44%
                                                                          -----------------------------
Total Annual Operating Expenses...................................          1.49%      2.04%      2.04%
Less Expense Reimbursement........................................         (0.24%)    (0.24%)    (0.24%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses................................          1.25%      1.80%      1.80%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders.
(5) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $619    $  924    $1,250     $2,170
Class B.....................................................   $707    $1,040    $1,298     $2,228
Class C.....................................................   $307    $  640    $1,098     $2,369
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $619    $  924    $1,250     $2,170
Class B.....................................................   $207    $  640    $1,098     $2,228
Class C.....................................................   $207    $  640    $1,098     $2,369

[Picture Description: Antiqued piggy bank with various coins lying beside: located to the left of the section titled: "Enterprise High-Yield Bond Fund."]

                        ENTERPRISE HIGH-YIELD BOND FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE  Maximum current income

                     PRINCIPAL INVESTMENTS Debt securities rated below investment grade, which are commonly known as "junk bonds"

                     FUND MANAGER  Caywood-Scholl Capital Management

                     WHO MAY WANT TO INVEST Income-oriented investors who are willing to accept increased risk for the possibility of greater returns through high-yield bond investing

                     INVESTMENT STRATEGIES The High-Yield Bond Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that are below investment grade. The Fund generally invests in high-yield, income producing US corporate bonds that are rated B3 to Ba1 by Moody's Investors Service, Inc. ("Moody's") or B- to BB+ by Standard & Poor's Corporation ("S&P"), which are commonly known as "junk bonds." The Fund's investments are selected by the Fund Manager after examination of the economic outlook to determine those industries that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the Fund Manager identifies bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit and the relative value in relation to the high yield market. Companies near or in bankruptcy are not considered for investment. The Fund does not purchase bonds in the lowest ratings categories (rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Fund Manager have characteristics of such lower-grade bonds). Should an investment be subsequently downgraded to Ca or lower or CC or lower, the Fund Manager has discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20% of the Fund's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the Fund Manager, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent. The Fund Manager may have a high portfolio turnover rate in excess of 100%.

PRINCIPAL RISKS The Fund invests primarily in fixed income securities. As a result, the Fund is subject to the risk that the prices of the debt securities will decline due to rising interest rates. This risk is greater for long-term debt securities than for short-term debt securities. A high-yield bond's market price may fluctuate more than higher-quality securities and may decline significantly. High-yield bonds also carry a substantial risk of default or changes in the issuer's creditworthiness. In addition, it may be more difficult for the Fund to dispose of high-yield bonds or to determine their value. High-yield bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Fund to replace the security with a lower-yielding security. If this occurs, it may result in a decreased return or current yield for shareholders. High portfolio turnover may increase trading costs, which could lower performance. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

[Chart Description: Illustrates volatility of an investment and shows changes in Class A shares performance from 1994-2003 which are 1994 -- 0.04; 1995 -- 16.00; 1996 -- 12.79; 1997 -- 13.21; 1998 -- 2.28; 1999 -- 3.66; 2000 -- (2.96);
2001 -- 5.73; 2002 -- (0.18); 2003 -- 19.90]

                   BEST QUARTER                                         WORST QUARTER
                       6.90%                                               -5.83%
                  (JUNE 30, 2003)                                   (SEPTEMBER 30, 1998)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE    PAST FIVE    PAST TEN    RETURNS SINCE
DECEMBER 31, 2003)                                                YEAR        YEARS       YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------------------------
Enterprise High-Yield Bond Fund(2).....  Class A                 14.16%       3.94%        6.28%           --
                                         Return before taxes
                                         Class A                 11.43%       0.76%        2.88%           --
                                         Return after taxes
                                         on distributions
                                         Class A                  9.07%       1.31%        3.17%           --
                                         Return after taxes
                                         on distributions
                                         and sale of Fund
                                         shares
                                         Class B                 14.26%       4.08%         N/A          6.48%
                                         Return before taxes
                                         Class C                 17.04%       4.13%         N/A          4.96%
                                         Return before taxes
Lehman Brothers Corporate High Yield
  Index(3).............................                          28.96%       5.24%        6.90%           --
Lehman Brothers High Yield BA Bond
  Index(4).............................                          19.95%       6.92%        8.22%


---------------

(1) Inception dates for Class A, Class B and Class C are November 17, 1987, May 1, 1995 and May 1, 1997, respectively.
(2) Includes sales charge.

(3) This is an unmanaged index that includes the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeros, step-up coupon structures, and 144As are also included. The index includes both corporate and non-corporate sectors. The index excludes transaction or holding charges. One cannot invest directly in an index. This index replaces the Lehman Brothers High Yield BA Bond Index (previously named the Lehman Brothers High Yield BB Bond Index) as the Fund's broad-based benchmark because it more appropriately reflects the Fund's broad-based market.


(4) This is an unmanaged index that includes fixed rate, public nonconvertible issues that are rated Ba1, or lower by Moody's. If a Moody's rating is not available, the bonds must be rated BB+ or lower by S&P, or by Fitch if an S&P rating is not available. The index excludes transaction or holding charges. One cannot invest directly in an index.


FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN A FUND)  CLASS A    CLASS B    CLASS C
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)..............................     4.75%(1)   None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)...............................................     None       5.00%(2)   1.00%(3)
Redemption Fee(4) (as a percentage of amount redeemed, if
  applicable)................................................     2.00%      2.00%      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.60%      0.60%      0.60%
Distribution and Service (12b-1) Fees(5)..........................         0.45%      1.00%      1.00%
Other Expenses....................................................         0.34%      0.34%      0.34%
                                                                          -----------------------------
Total Annual Operating Expenses...................................         1.39%      1.94%      1.94%
Less Expense Reimbursement........................................        (0.09%)    (0.09%)    (0.09%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses................................         1.30%      1.85%      1.85%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders.
(5) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $610    $  894    $1,199     $2,064
Class B.....................................................   $697    $1,009    $1,247     $2,122
Class C.....................................................   $297    $  609    $1,047     $2,264
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $610    $  894    $1,199     $2,064
Class B.....................................................   $197    $  609    $1,047     $2,122
Class C.....................................................   $197    $  609    $1,047     $2,264

[Picture Description: Antiqued piggy bank with various coins lying beside: located to the left of the section titled: "Enterprise Short Duration Bond Fund."]

                      ENTERPRISE SHORT DURATION BOND FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE Current income with reduced volatility of principal

                     PRINCIPAL INVESTMENTS Investment grade fixed income securities of U.S. issuers. These securities include U.S. Government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, asset-backed securities and mortgage related securities.

                     FUND MANAGER  MONY Capital Management, Inc.

                     WHO MAY WANT TO INVEST Investors seeking current income consistent with preservation of capital through investment in investment-grade fixed income securities


                     INVESTMENT STRATEGIES The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds and other debt securities. To help maintain a high level of share price stability, the Fund seeks to keep the average duration of the overall portfolio between one year and three years. The Fund may invest in securities with effective or final maturities of any length at the time of purchase. It is anticipated that the average effective maturity of the Fund will range from one to four years. The Fund may adjust its holdings based on actual or anticipated changes in interest rates or credit quality. The Fund may also engage in risk management techniques, including futures contracts, swap agreements and other derivatives, in seeking to increase share price stability, increase income and otherwise manage the Fund's exposure to investment risks. The Fund will focus primarily on U.S. securities but may invest up to 20% of its total assets in U.S. dollar denominated fixed income securities of foreign issuers. The Fund will not invest in securities rated below "BBB." The Fund will maintain a minimum average credit quality rating of "A" in its portfolio. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund's fixed income instruments may fluctuate in value based upon changes in interest rates, market conditions and investor confidence. As interest rates rise, the value of the instruments will tend to decrease. The Fund is also subject to credit risk, which is the possibility that an issuer of a security will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION


The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows the performance of the Fund's Class A shares for the past year.
[Chart Description: Illustrates volatility of an investment and shows changes in Class A shares performance for 2003 -- 2.96]

                  BEST QUARTER                                          WORST QUARTER
                     1.17%                                                  0.18%
                (JUNE 30, 2003)                                      (DECEMBER 31, 2003)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                                      PAST ONE    RETURNS SINCE
DECEMBER 31, 2003)                                                                    YEAR      INCEPTION(1)
-------------------------------------------------------------------------------------------------------------
Enterprise Short Duration Bond Fund(2).....................  Class A                 (0.61%)        (0.26%)
                                                             Return before taxes
                                                             Class A                 (1.45%)        (1.08%)
                                                             Return after taxes
                                                             on distributions
                                                             Class A                 (0.40%)        (0.70%)
                                                             Return after taxes
                                                             on distributions
                                                             and sale of Fund
                                                             shares
                                                             Class B                 (2.78%)        (1.42%)
                                                             Return before taxes
                                                             Class C                  0.21%          1.33%
                                                             Return before taxes
Lehman Brothers 1-3 Year Government Credit Index(3)........                           2.19%          3.03%

---------------


(1) Inception date for Class A, Class B and Class C is November 29, 2002. Performance reflects average annual returns from November 30, 2002 to December 31, 2003 for each share class and the Lehman Brothers 1-3 Government Credit Index. Since inception, November 29, 2002, the average annual return for Class A Shares is -0.26% with sales charge as of December 31, 2003. Since inception, November 29, 2002, the average annual return for Class B Shares is -1.42% with sales charge as of December 31, 2003. Since inception, November 29, 2002, the average annual return for Class C Shares is 1.32% with sales charge as of December 31, 2003.

(2) Includes sales charge.
(3) The Lehman Brothers 1-3 Year Government Credit Index is a subset of the Lehman Brothers Government Credit Index. It includes all government and investment grade corporate bonds with maturities of one to three years. It includes reinvested interest and does not include any management fees or expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      3.50%(1)   None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)
Redemption Fee(4) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%      2.00%      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.45%      0.45%      0.45%
Distribution and Service (12b-1) Fees(5)..........................         0.25%      1.00%      1.00%
Other Expenses....................................................         0.69%      0.70%      0.72%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................         1.39%      2.15%      2.17%
Less Expense Reimbursements.......................................        (0.49%)    (0.50%)    (0.52%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses................................         0.90%      1.65%      1.65%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders.
(5) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $487    $  775    $1,084     $1,960
Class B.....................................................   $718    $1,073    $1,354     $2,112
Class C.....................................................   $320    $  679    $1,164     $2,503
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $487    $  775    $1,084     $1,960
Class B.....................................................   $218    $  673    $1,154     $2,112
Class C.....................................................   $220    $  679    $1,164     $2,503

[Picture Description: Antiqued piggy bank with various coins lying beside: located to the left of the section titled: "Enterprise Tax-Exempt Income Fund."]


                       ENTERPRISE TAX-EXEMPT INCOME FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE A high level of current income exempt from federal income tax, with consideration given to preservation of principal

                     PRINCIPAL INVESTMENTS A diversified portfolio of long-term investment grade municipal bonds

                     FUND MANAGER  MBIA Capital Management Corp.

                     WHO MAY WANT TO INVEST Investors who want to receive tax-free current income and maintain the value of their investment




                     INVESTMENT STRATEGIES As a matter of fundamental policy, the Tax-Exempt Income Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments, the income from which is exempt from federal income tax. The issuers of these securities may be located in any state, territory or possession of the United States. In selecting investments for the Fund, the Fund Manager tries to limit risk as much as possible. The Fund generally invests in investment grade municipal securities. The Fund Manager analyzes municipalities, their credit risk, market trends and investment cycles. The Fund Manager attempts to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The Fund anticipates that its average weighted maturity will range from 10 to 25 years. The Fund Manager will actively manage the Fund, adjusting the average Fund maturity and utilizing futures contracts and options on futures as a defensive measure according to its judgment of anticipated interest rates. During periods of rising interest rates and falling prices, the Fund Manager may adopt a shorter weighted average maturity to cushion the effect of bond price declines on the Fund's net asset value. When rates are falling and prices are rising, the Fund Manager may adopt a longer weighted average maturity. The Fund may also invest up to 20% of its net assets in cash, cash equivalents and debt securities, the interest from which may be subject to federal income tax. Investments in taxable securities will be limited to investment grade corporate debt securities and U.S. Government securities. The Fund will not invest more than 20% of its net assets in municipal securities, the interest on which is subject to the federal alternative minimum tax. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in long-term investment grade debt securities. As a result, the Fund is subject to the risk that the prices of debt securities will decline due to rising interest rates. This risk is greater for long-term debt securities than for short-term debt securities. Debt securities may decline in credit quality due to economic or governmental events. In addition, an issuer may fail to make timely payments of principal or interest to the Fund. Some investment grade bonds may have speculative characteristics. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

[Chart Description: Illustrates volatility of an investment and shows changes in Class A shares performance from 1994-2003 which are 1994 -- (5.69);
1995 -- 14.85; 1996 -- 3.53; 1997 -- 6.96; 1998 -- 5.92; 1999 -- (2.76);
2000 -- 10.65; 2001 -- 3.09; 2002 -- 9.09; 2003 -- 4.43]

                                    (GRAPH)

                   BEST QUARTER                                         WORST QUARTER
                       6.79%                                               -5.42%
                 (MARCH 31, 1995)                                     (MARCH 31, 1994)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


---------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                               PAST ONE    PAST FIVE    PAST TEN    RETURNS SINCE
DECEMBER 31, 2003)                                             YEAR        YEARS       YEARS      INCEPTION(1)
---------------------------------------------------------------------------------------------------------------
Enterprise Tax-Exempt Income
  Fund(2).............................  Class A               (0.55%)      3.78%        4.34%           --
                                        Return before taxes
                                        Class A               (0.67%)      3.71%        4.22%           --
                                        Return after taxes
                                        on distributions
                                        Class A                0.94%       3.75%        4.25%           --
                                        Return after taxes
                                        on distributions
                                        and sale of Fund
                                        shares
                                        Class B               (1.22%)      3.88%         N/A          4.99%
                                        Return before taxes
                                        Class C                1.87%       4.01%         N/A          4.71%
                                        Return before taxes
Lehman Brothers Municipal Bond
  Index(3)............................                         5.32%       5.83%        6.03%           --

---------------

(1) Inception dates for Class A, Class B and Class C shares are November 17, 1987, May 1, 1995 and May 1, 1997, respectively.
(2) Includes sales charge.
(3) This is an unmanaged index that includes approximately 1,100 investment grade tax-exempt bonds and is classified into four main sectors: general obligation, revenue, insured and prerefunded. An index does not have an investment advisor and does not pay commissions and expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      4.75%(1)   None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)
Redemption Fee(4) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%      2.00%      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.50%      0.50%      0.50%
Distribution and Service (12b-1) Fees(5)..........................         0.45%      1.00%      1.00%
Other Expenses....................................................         0.38%      0.38%      0.38%
                                                                          -----------------------------
Total Annual Operating Expenses...................................         1.33%      1.88%      1.88%
Less Expense Reimbursement........................................        (0.23%)    (0.23%)    (0.23%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses................................         1.10%      1.65%      1.65%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders.
(5) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

The example on the next page is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $604     $876     $1,169     $2,000
Class B.....................................................   $691     $991     $1,216     $2,058
Class C.....................................................   $291     $591     $1,016     $2,201
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $604     $876     $1,169     $2,000
Class B.....................................................   $191     $591     $1,016     $2,058
Class C.....................................................   $191     $591     $1,016     $2,201

[Picture Description: Antiqued piggy bank with various coins lying beside: located to the left of the section titled: "Enterprise Total Return Fund."]

                          ENTERPRISE TOTAL RETURN FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE  Total return

                     PRINCIPAL INVESTMENTS  Fixed income securities

                     FUND MANAGER  Pacific Investment Management Company, LLC

                     WHO MAY WANT TO INVEST Income oriented investors who also seek capital appreciation

                     INVESTMENT STRATEGIES The Total Return Fund invests primarily in a diversified portfolio of fixed income instruments of varying maturities. These instruments will be primarily investment grade debt securities, but may include high yield securities, known as "junk bonds," rated CCC to BB by S&P, Caa to Ba by Moody's, or, if unrated, determined by the Fund Manager to be of comparable quality. Junk bonds may comprise no more than 20% of the Fund's total assets. In selecting fixed income securities, the
Fund Manager will use various techniques, including economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting and other securities selection techniques. The Fund's performance will be measured against the Lehman Brothers U.S. Universal Index. This Index is designed to capture a broad range of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, as well as junk bonds, Eurobonds, illiquid securities and emerging market debt. The Fund may invest in any of the components of the index. The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamental for a particular sector or security. The Fund may invest up to 30% of its assets in securities denominated in foreign currencies and without limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. For risk management purposes or as part of its investment strategy, the Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund Manager expects a high portfolio turnover rate of 100% or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


PRINCIPAL RISKS The Fund's fixed income instruments may fluctuate in value based upon changes in interest rates, market conditions and investor confidence. As interest rates rise, the value of the instruments will tend to decrease. This risk will be greater for long-term securities than for short-term securities. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also involve the risk of the Fund's losing more than the principal amount invested. Hedging strategies may not be successful in reducing the Fund's exposure to currency fluctuations, and may limit any potential gain that might result from an increase in the value of the hedged position. The ability of the Fund to successfully utilize any hedging strategies will depend on its management's ability to predict relevant market correlations, which cannot be assured. The Fund is not required to use hedging and may choose not to do so. The Fund is also subject to credit risk, which is the possibility that an issuer of a security will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk. Because the Fund may invest in high-yield securities, it may be subject to greater levels of interest rate, credit and liquidity risk. An economic downturn or period of rising interest rates could adversely affect the market for these securities. Because the Fund Manager expects a high portfolio turnover, the Fund is likely to generate more taxable short-term gains for shareholders. High portfolio turnover may increase trading costs, which could lower performance. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows the performance of the Fund's Class A shares of the past year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


                                                                        BEST QUARTER
                                                                            3.06%
[Chart Description: Illustrates volatility of an                    (SEPTEMBER 30, 2002)
investment and shows changes in Class A shares
performance is 2002 - 7.56 and 2003 -- 5.05]                            WORST QUARTER
                                                                           (0.21)%
                                                                    (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                                     PAST ONE   RETURN SINCE
DECEMBER 31, 2003)                                                                   YEAR     INCEPTION(1)
----------------------------------------------------------------------------------------------------------
Enterprise Total Return Fund(2).............................  Class A                0.07%        4.15%
                                                              Return before taxes
                                                              Class A               (1.01%)       2.49%
                                                              Return after taxes
                                                              on distributions
                                                              Class A                0.06%        2.53%
                                                              Return after taxes
                                                              on distributions
                                                              and sale of Fund
                                                              shares
                                                              Class B               (0.52%)       4.17%
                                                              Return before taxes
                                                              Class C                2.48%        5.32%
                                                              Return before taxes
Lehman Brothers U.S. Universal Index(3).....................                         5.84%        7.09%

---------------

(1) Inception date for Classes A, B and C is August 31, 2001. Performance reflects average annual returns from August 31, 2001 to December 31, 2003, for each share class and the Lehman Brothers U.S. Universal Index.
(2) Includes sales charge.
(3) The Lehman Brothers U.S. Universal Index consists of all the bonds in the Lehman Brothers Aggregate Bond Index plus U.S. dollar-denominated Eurobonds, 144A's, Non-ERISA CMBS, High Yield CMBS, U.S. High Yield Corporates and Emerging Markets, but excludes tax-exempt municipal securities, CMO's, convertible securities, perpetual notes, warrants, linked bonds, and structured products. An index does not have an investment advisor and does not pay commissions and expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      4.75%(1)   None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       5.00%(2)   1.00%(3)
Redemption Fee(4) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%      2.00%      2.00%

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.65%      0.65%      0.65%
Distribution and Service (12b-1) Fees(5)..........................         0.45%      1.00%      1.00%
Other Expenses....................................................         0.49%      0.49%      0.49%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................         1.59%      2.14%      2.14%
Less Expense Reimbursement........................................        (0.24%)    (0.24%)    (0.24%)
                                                                          -----------------------------
Net Annual Fund Operating Expenses................................         1.35%      1.90%      1.90%
                                                                          -----------------------------

---------------

(1) This sales charge varies depending upon how much you invest. See "Shareholder Account Information."
(2) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See "Shareholder Account Information."
(3) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Shareholder Account Information."
(4) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders.
(5) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $629    $  953    $1,299     $2,274
Class B.....................................................   $717    $1,070    $1,349     $2,333
Class C.....................................................   $317    $  670    $1,149     $2,472
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $629    $  953    $1,299     $2,274
Class B.....................................................   $217    $  670    $1,149     $2,333
Class C.....................................................   $217    $  670    $1,149     $2,472

[Picture Description: Tool with coins: located to the left of the section titled: "Enterprise Money Market Fund."]

                          ENTERPRISE MONEY MARKET FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE The highest possible level of current income consistent with preservation of capital and liquidity

                     PRINCIPAL INVESTMENTS High quality, short-term debt securities, commonly known as money market instruments

                     FUND MANAGER  Enterprise Capital Management, Inc.

                     WHO MAY WANT TO INVEST Investors who seek an income producing investment with an emphasis on preservation of capital

                     INVESTMENT STRATEGIES The Money Market Fund invests in a diversified portfolio of high quality dollar-denominated money market instruments which present minimal credit risks in the judgment of the Fund Manager. The Fund Manager actively manages the Fund's average maturity based on current interest rates and its outlook of the market.

PRINCIPAL RISKS Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund may not be able to maintain a stable share price at $1.00. Investments in the Fund are neither insured nor guaranteed by the U.S. government.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A shares from year to year.

[Chart Description: Illustrates volatility of an investment and shows changes in Class A shares performance from 1994-2003 which are 1994-3.34; 1995-5.05; 1996-4.51; 1997-4.69; 1998-5.04; 1999-4.80; 2000-6.05; 2001-3.71; 2002-1.34;
2003-0.68]

                   BEST QUARTER                                         WORST QUARTER
                       1.57%                                                0.12%
                (DECEMBER 31, 2000)                                  (DECEMBER 31, 2003)

-----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                     PAST ONE   PAST FIVE   PAST TEN   RETURN SINCE
DECEMBER 31, 2003)                                                   YEAR       YEARS      YEARS     INCEPTION(1)
-----------------------------------------------------------------------------------------------------------------
Enterprise Money Market Fund...........................  Class A     0.68%      3.30%       3.91%          --
                                                         Class B     0.68%      3.30%        N/A         3.75%
                                                         Class C     0.68%      3.30%        N/A         3.66%
Prime Commercial Paper Rate 30 Day Index(2)............              1.10%      3.55%       4.45%          --

---------------

(1) Returns track inception dates for Class A, Class B and Class C shares of May 1, 1990, May 1, 1995 and May 1, 1997, respectively.
(2) This rate describes the average of the most representative daily offering rate quoted by dealers for the week closest to the end of each month. The Prime Commercial Paper Index is an index of short-term, unsecured promissory notes. They usually are in denominations of $100,000, $250,000, $500,000 or $1 million and reach maturity 90 days from their time of issuance. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      None       None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None       None       None

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.35%      0.35%      0.35%
Distribution and Service (12b-1) Fees.............................         None       None       None
Other Expenses....................................................         0.30%      0.30%      0.30%
                                                                          -----------------------------
Total Annual Fund Operating Expenses..............................         0.65%      0.65%      0.65%
                                                                          -----------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class A.....................................................   $ 66     $208      $362       $810
Class B.....................................................   $566     $608      $562       $810
Class C.....................................................   $166     $208      $362       $810
IF YOU DO NOT REDEEM YOUR SHARES:
Class A.....................................................   $ 66     $208      $362       $810
Class B.....................................................   $ 66     $208      $362       $810
Class C.....................................................   $ 66     $208      $362       $810

                    ADDITIONAL INFORMATION ABOUT THE FUNDS'
                             INVESTMENTS AND RISKS


SECTOR/SPECIALTY, AGGRESSIVE STOCK, INTERNATIONAL, STOCK, AND DOMESTIC HYBRID FUNDS' INVESTMENTS



     The table below shows the Sector/Specialty, Aggressive Stock, International, Stock, and Domestic Hybrid Funds' principal investments. In other words, the table describes the type or types of investments that we believe will most likely help each Fund achieve its investment goal.


X = Types of securities in which a Fund invests.

                                                                            SECTOR/SPECIALTY FUNDS
                                                               GLOBAL       GLOBAL                    MERGERS
                                                              FINANCIAL    SOCIALLY                     AND
                                                              SERVICES    RESPONSIVE   TECHNOLOGY   ACQUISITIONS
U.S. Stocks*                                                      X           X            X             X
Foreign Stocks                                                    X           X            X
Bonds


                                                          AGGRESSIVE
                                                            STOCK      INTERNATIONAL   STOCK    DOMESTIC HYBRID
U.S. Stocks*                                                  X              X           X             X
Foreign Stocks                                                               X                         X
Bonds                                                                                                  X

---------------

* Each Fund that invests in U.S. stocks may invest in large capitalization companies, medium capitalization companies and small capitalization companies. Large capitalization companies generally have market capitalizations of over $10 billion. Medium capitalization companies generally have market capitalizations ranging from $2.0 billion to $10 billion. Small capitalization companies generally have market capitalizations of $2.0 billion or less. However, there may be some overlap among capitalization categories. The Stock Funds and Domestic Hybrid Funds intend to invest primarily in stocks of large capitalization companies. The Small Company Growth Fund and the Small Company Value Fund intend to invest primarily in the stocks of small capitalization issuers.

     Each Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statements of Additional Information. Of course, we cannot guarantee that any Fund will achieve its investment goal.

     The investments listed above and the investments and strategies described throughout this prospectus are those that a Fund may use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. When a Fund is investing for temporary defensive purposes, it is not pursuing its investment goal; however, the Managed Fund may invest in securities ordinarily used by other funds for defensive purposes as part of its main investment strategy.

INCOME AND DOMESTIC HYBRID FUNDS' INVESTMENTS



     The table below shows the Income and Domestic Hybrid Funds' principal investments. In other words, the table describes the type or types of investments that we believe will most likely help each Fund achieve its investment goal.


                                               GOVERNMENT   HIGH-YIELD   SHORT DURATION   TAX-EXEMPT   TOTAL
                                     MANAGED   SECURITIES      BOND           BOND          INCOME     RETURN
U.S. Government Securities              X          X                           X                         X
Lower Rated Corporate Debt
  Securities -- Junk Bonds*                                     X                                        X
Mortgage-Backed Securities              X          X                           X              X          X
Municipal Securities                                                           X              X          X
Foreign Debt Securities                 X                                      X                         X

---------------

* In the case of the High-Yield Bond Fund, "junk bond" refers to any security rated lower than "Baa" by Moody's. If a Moody's rating is not available, the bond must be rated lower than "BBB" by Standard & Poor's. In the case of the Total Return Fund, "junk bond" refers to any security rated CCC up to BB by Standard & Poor's or Caa to Ba by Moody's; if unrated, then the Fund Manager must determine that the security is of comparable quality.

     Each Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that any Fund will achieve its investment goal.

     The investments listed above and the investments and strategies described throughout this prospectus are those that a Fund may use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. When a Fund is investing for temporary defensive purposes, it is not pursuing its investment goal.

MONEY MARKET FUND'S INVESTMENTS

     The Money Market Fund's principal investments include: bank obligations, commercial paper and corporate obligations. The Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that the Fund will achieve its investment goal or maintain a stable share price of $1.00.

INITIAL PUBLIC OFFERINGS ("IPOS")

     Some of the Funds may participate in the IPO market, and a significant portion of those Funds' returns may be attributable to their investment in IPOs, which have a magnified impact on Funds with small asset bases. There is no guarantee that as those Funds' assets grow they will continue to experience substantially similar performance by investing in IPOs.

                      HIGHER-RISK SECURITIES AND PRACTICES

The following pages discuss the risks associated with certain types of higher-risk securities in which the Funds may invest and certain higher-risk practices in which the Funds might engage. The Statement of Additional Information provides information about these and other higher-risk securities and practices.

FOREIGN SECURITIES. Each of the Funds, except the Government Securities and Tax-Exempt Income Funds, might invest in foreign securities. These are some of the risks in owning foreign securities:

- Currency Fluctuation Risk. When a Fund invests in a security issued by a foreign company, the principal, income and sales proceeds may be paid to the Fund in a foreign currency. If a foreign currency declines in value relative to the U.S. dollar, the value of a Fund's investments could decline as a result.

- Social, Political and Economic Risk. The countries where some of the Funds may invest might be subject to a higher degree of social, political and economic instability than the United States, resulting from, among other things, inflation, changes in governments, increases in taxation and nationalizations. This instability might affect the financial condition of a company in which a Fund might invest and might disrupt the financial markets of a country in which a Fund has holdings.

- Regulation Risk. The countries where some of the Funds may invest generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result there generally is less publicly available information about foreign companies than about U.S. companies.


- Trading Risk. Trading practices in certain foreign countries are also significantly different from those in the United States. Although brokerage commissions are generally higher than those in the U.S., the Investment Advisor and Fund Manager will seek to achieve the most favorable net results. In addition, securities settlements and clearance procedures may be less developed and less reliable than those in the United States. Delays in settlement could result in temporary periods in which the assets of the Funds are not fully invested, or could result in a Fund being unable to sell a security in a falling market.


- Custodial and Registration Procedures Risk. Systems for the registration and transfer of securities in foreign markets can be less developed than similar systems in the United States. There may be no standardized process for registration of securities or a central registration system to track share ownership. The process for transferring shares may be cumbersome, costly, time-consuming and uncertain.

- Liquidity Risk. The securities markets in foreign countries have less trading volume than in the United States and their securities are often less liquid than securities in the United States. In countries with emerging securities markets, liquidity might be particularly low. This could make it difficult for a Fund to sell a security at a time or price desired.

- Emerging Securities Markets Risk. To the extent that the Funds invest in countries with emerging markets, the foreign securities risk are magnified since these countries may have unstable coverage and less established market.

HIGH RISK/YIELD SECURITIES. Each of the Funds, except the Government Securities, Money Market, Strategic Allocation, Short Duration Bond and Tax-Exempt Income Funds, may invest in debt securities that are rated below investment grade. These securities typically offer higher yields than investment grade securities, but are also subject to more risk. This risk includes, but is not limited to, the following:

- Susceptibility to Economic Downturns. Issuers of securities that are below investment grade tend to be more greatly affected by economic downturns than issuers of higher grade securities. Consequently, there is a greater risk that an issuing company will not be able to make principal and interest payments.

- Liquidity Risk. The market for securities that are below investment grade is often less liquid than the market for investment grade securities. This could make it difficult for a Fund to sell a security at a time or price desired.

ILLIQUID AND RESTRICTED SECURITIES. Each of the Funds, except the Money Market Fund, may invest in illiquid and restricted securities.

- Illiquid Securities. These are securities that a Fund cannot sell on an open market. This means that a Fund might not be able to sell an illiquid security when it desires and that it might be difficult to value such a security.

- Restricted Securities. These are securities that are subject to contractual restrictions on resale. Such a restriction could limit a security's liquidity.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements under which a Fund purchases a security that a seller has agreed to repurchase from the Fund at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Fund might incur a loss. If the seller declares bankruptcy, the Funds may not be able to sell the security at the desired time.

HEDGING. Each of the Funds, except the Money Market Fund, may use certain derivative investment techniques to reduce, or hedge against, various market risks, such as interest rates, currency exchange rates and market movements. The Managed Fund may use derivatives to reallocate exposure to asset classes, although reallocation may also be accomplished by direct purchase and sale of financial instruments. Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset. When derivatives are used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedging strategies may not be successful in reducing the Fund's exposure to currency fluctuations, and may limit any potential gain that might result from an increase in the value of the hedged position. The ability of the Fund to successfully utilize any hedging strategies will depend on its management's ability to predict relevant market correlations, which cannot be assured. The Fund is not required to use hedging and may choose not to do so. Derivatives may include, but are not limited to, puts, calls, futures and foreign currency contracts.

- Put and Call Options. Options are rights to buy or sell an underlying asset for a specified price during, or at the end of, a specified period of time. A purchased call option gives the holder the right to purchase the underlying asset from the writer of the option. A purchased put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment from the holder, which the writer keeps regardless of whether the holder exercises the option. Puts and calls could cause a Fund to lose money by forcing the sale or purchase of securities at inopportune times or, in the case of certain puts, for prices higher or, in the case of certain calls, for prices lower than current market values.

- Futures Transactions. These transactions involve the future sale by one party and purchase by another of a specified amount of an underlying asset at a price, date and time specified in the transaction contract. Futures contracts traded over-the-counter are often referred to as forward contracts. A contract to buy is often referred to as holding a long position, and a contract to sell is often referred to as holding a short position. With futures contracts, there is a risk that the prices of the securities subject to the futures contract may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract to react differently than the portfolio securities to market changes. Also, it is not certain that a secondary market for positions in futures contracts will exist.

- Foreign Currency Transactions. These are a type of futures transaction, which involve the future sale by one party and purchase by another of a given amount of foreign currency at a price, date and time specified in the transaction contract. Changes in currency exchange rates will affect these transactions and may result in poorer overall performance for a Fund than if it had not engaged in such transactions.

SHORT SALES. The Funds may engage in covered short sales. A "short sale" is the sale by the Funds of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Funds will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Funds may have to cover short positions at a higher price than the short sale price, resulting in a loss.

In a covered short sale, a Fund either (1) borrows and sells securities it already owns (also known as a short sale "against the box"), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short.

SECURITIES LENDING. The Funds, except the Multi-Cap Growth, Technology and Money Market Funds, may lend portfolio securities with a value of up to 33 1/3% of a Fund's total assets, including collateral received for securities lent. There is a risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Funds may, therefore, lose the opportunity to sell the securities at the desirable price.

ACTIVE PORTFOLIO TRADING. The Mergers and Acquisitions, Managed, High-Yield Bond and Total Return Funds may have high turnover rates that could generate more taxable short-term gains for shareholders and may have an adverse effect on the Funds' performance.

                        SHAREHOLDER ACCOUNT INFORMATION

SELECTING A SHARE CLASS

     Each Fund offers three classes of shares through this Prospectus: Class A, B and C shares. Each class of shares has its own sales charge and expense structure, which allows you to choose the class of shares best suited to your investment needs. When choosing your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial advisor can help you determine which class is right for you.

     The table below summarizes the key features of Class A, B and C shares. They are described in more detail below.


                                       CLASS A                      CLASS B                      CLASS C
------------------------------------------------------------------------------------------------------------------
Availability?                Generally available through  Available only to investors  Available only to investors
                             most investment dealers.     purchasing less than         purchasing less than
                                                          $250,000.                    $1,000,000.
Initial Sales Charge?        Yes (except for Money        No. Entire purchase is       No. Entire purchase is
                             Market Fund Class A shares,  invested in shares of a      invested in shares of a
                             which carry no sales         Fund.                        Fund.
                             charge). Payable at time of
                             purchase. Lower sales
                             charges available for
                             larger investments.
Contingent Deferred Sales    No. (However, we will        Yes (excludes initial        Yes (excludes initial
  Charge ("CDSC")?           charge a CDSC if you sell    purchases of shares in the   purchases of shares in the
                             within two years of          Money Market Fund). Payable  Money Market Fund). Payable
                             purchasing shares, on which  if you redeem your shares    if you redeem your shares
                             no initial sales charge was  within six years of          within one year of
                             imposed because the          purchase. Amount of CDSC     purchase.
                             original purchase price      gradually decreases over
                             exceeded $1 million.)        time.
Distribution and Service     0.45% distribution and       0.75% distribution fee and   0.75% distribution fee and
  Fees?                      service fee, except for      0.25% service fee (except    0.25% service fee (except
                             Short Duration Bond Fund,    Money Market Fund)           Money Market Fund)
                             which is 0.25% and for
                             Money Market Fund, which is
                             0.00%
Conversion to Class A        (Not applicable)             Yes, automatically after     No.
  Shares?                                                 eight years.



     If you redeem or exchange shares of a Fund (excluding redemptions or exchanges from the Money Market Fund and excluding redemptions made through a systematic withdrawal plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 2% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders. Please refer to Transaction and Account Policies for more detail.


     Enterprise Fund Distributors, Inc. (the "Distributor"), a subsidiary of Enterprise Capital Management, Inc., the Advisor to the Funds, is the principal underwriter for shares of the Funds. In addition to distribution and service fees paid by the Funds under the Class A, Class B and Class C distribution plans, the Distributor (or one of its affiliates) may make payments out of its own resources to dealers and other persons who sell shares of the Funds. Such payments which are sometimes referred to as "revenue sharing," may be calculated by reference to the gross sales price of shares sold by such persons, the net asset value of shares held by the customers of such persons, or otherwise.

     The Distributor will provide additional compensation to dealers in connection with sales of shares of the Funds and other mutual funds distributed by the Distributor. Such compensation includes promotional gifts (which may include gift certificates, dinners and other items), financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to dealers whose representa-tives have sold or are expected to sell a significant number of shares. The Funds have entered into arrangements with selected broker/dealers, including MONY Securities Corporation and The Advest Group Inc. to make additional payments based on Fund net assets and/or sales of shares attributable to the broker/dealer. The additional payments to such dealers are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Additional payments to these broker/dealers, may, but are not normally expected to, exceed in the aggregate 0.5% of the average net assets of the Funds attributable to a particular intermediary.



     If you hold shares through a brokerage account, your broker/dealer may charge you a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by the individual dealer. These processing and service fees are in addition to the sales and other charges and are typically fixed, nominal dollar amounts. Your broker/dealer will provide you with specific information about any processing or servicing fees you will be charged.


CLASS A SHARES -- INITIAL SALES CHARGE OPTION

     If you select Class A shares of any Fund other than the Money Market Fund, you will pay a sales charge at the time of purchase. No initial sales charge applies to Class A shares that you receive through reinvestment of dividends or distributions. However, if you have received shares of the Money Market Fund through reinvestment of dividends, and you subsequently exchange those shares for Class A shares of another Fund, an initial sales charge will apply to the Class A purchase. The sales charges applicable to Class A shares for all Funds other than the Short Duration Bond Fund and the Money Market Fund are based on the following schedule:

                                                                                      DEALER DISCOUNT OR
                                  SALES CHARGE AS A       SALES CHARGE AS A            AGENCY FEE AS A
                                PERCENTAGE OF OFFERING   PERCENTAGE OF AMOUNT           PERCENTAGE OF
YOUR INVESTMENT(1)                      PRICE                  INVESTED               OFFERING PRICE(2)
--------------------------------------------------------------------------------------------------------------
Up to $99,999.................          4.75%                   4.99%                       4.00%
$100,000 up to $249,999.......          3.75%                   3.90%                       3.00%
$250,000 up to $499,999.......          2.50%                   2.56%                       2.00%
$500,000 up to $999,999(3)....          2.00%                   2.04%                       1.50%
$1,000,000 and up(3)..........           None                    None           1% of the first $4.99 million;
                                                                                0.75% of amounts from $5-19.99
                                                                                million; 0.50% of amounts from
                                                                                $20 million to $100 million;
                                                                                0.25% of amounts in excess of
                                                                                $100 million.

---------------


(1) In determining the amount of your investment and the applicable sales charge, we will include all shares you are currently purchasing in all of the Funds.


(2) From time to time, the Distributor may hold special promotions for specified periods during which the Distributor may reallow dealers up to the full sales charges shown above. During such periods, dealers may be deemed to have certain additional responsibilities under the securities laws. In addition, the Distributor may sponsor sales contests and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips or merchandise. The Distributor will provide additional compensation to dealers in connection with sales of shares of the Funds and other mutual funds distributed by the Distributor including promotional gifts (which may include gift certificates, dinners and other items), financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns. In some instances, these incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of shares.


(3) If certain employee benefit plans qualified under Sections 401, 403, and 408 of the Internal Revenue Code, or participants of such plans, invest $500,000 or more or if you invest $1,000,000 or more in Class A shares, no initial sales charge applies. However, if the entire plan or you redeem shares within 24 months of the end of the calendar month of their purchase, the plans or you will be charged a CDSC of 1%. The Distributor will compensate dealers in connection with purchases of Class A shares.

     The sales charges applicable to Class A shares of the Short Duration Bond Fund are based on the following schedule:

                                                                                      DEALER DISCOUNT OR
                                  SALES CHARGE AS A       SALES CHARGE AS A            AGENCY FEE AS A
                                PERCENTAGE OF OFFERING   PERCENTAGE OF AMOUNT           PERCENTAGE OF
YOUR INVESTMENT(1)                      PRICE                  INVESTED               OFFERING PRICE(2)
--------------------------------------------------------------------------------------------------------------
Up to $99,999.................          3.50%                   3.63%                       3.00%
$100,000 up to $249,999.......          2.50%                   2.56%                       2.25%
$250,000 up to $499,999.......          2.00%                   2.04%                       1.50%
$500,000 up to $999,999(3)....          1.50%                   1.52%                       1.25%
$1,000,000 and up(3)..........           None                    None           1% of the first $4.99 million;
                                                                                0.75% of amounts from $5-19.99
                                                                                million; 0.50% of amounts from
                                                                                $20 million to $100 million;
                                                                                0.25% of amounts in excess of
                                                                                $100 million.

---------------

(1) In determining the amount of your investment and the applicable sales charge, we will include all shares you are currently purchasing in all of the Funds.
(2) From time to time, the Distributor may hold special promotions for specified periods during which the Distributor may reallow dealers up to the full sales charges shown above. During such periods, dealers may be deemed to have certain additional responsibilities under the securities laws. In addition, the Distributor may sponsor sales contests and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips or merchandise. The Distributor will provide additional compensation to dealers in connection with sales of shares of the Funds and other mutual funds distributed by the Distributor including promotional gifts (which may include gift certificates, dinners and other items), financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns. In some instances, these incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of shares.
(3) If certain employee benefit plans qualified under Sections 401, 403, and 408 of the Internal Revenue Code, or participants of such plans, invest $500,000 or more or if you invest $1,000,000 or more in Class A shares, no initial sales charge applies. However, if the entire plan or you redeem shares within 24 months of the end of the calendar month of their purchase, the plans or you will be charged a CDSC of 1%. The Distributor will compensate dealers in connection with purchases of Class A shares.


     If you purchase Class A shares of any Fund other than the Short Duration Bond Fund or the Money Market Fund, you will also pay a distribution and service fee at an annual rate of 0.45% of the average daily net assets attributable to Class A shares of each Fund. The distribution and service fee for Class A shares of the Short Duration Bond Fund is 0.25% of the average daily net assets attributable to Class A shares. There is no distribution and service fee for Class A shares of the Money Market Fund.


CLASS B SHARES -- CDSC OPTION

     If you select Class B shares, you will not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years of purchase, you will be required to pay a CDSC, which will be deducted from your redemption proceeds. If you own Class B shares of a Fund other than the Money Market Fund, you will also pay distribution fees of 0.75% and service fees of 0.25% of the average daily net assets each year pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Because these fees are paid from the Funds' assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the CDSC and the distribution fees to reimburse its expenses of providing distribution-related services to the Funds.


     Initial purchases of Class B shares of the Money Market Fund are not subject to a CDSC unless and until the shares are exchanged into another Class B Fund.

     The Class B CDSC gradually decreases as you hold your shares over time, according to the following schedule:

                                                              APPLICABLE CLASS B
YEARS SINCE PURCHASE                                          CONTINGENT DEFERRED
ORDER WAS ACCEPTED                                               SALES CHARGE
---------------------------------------------------------------------------------
One year....................................................        5.00%
Over one year up to two years...............................        4.00%
Over two years up to three years............................        4.00%
Over three years up to four years...........................        3.00%
Over four years up to five years............................        2.00%
Over five years up to six years.............................        1.00%
More than six years.........................................         None

CLASS C -- CDSC OPTION


     If you redeem your Class C shares within one year of purchase, you will be required to pay a CDSC of 1.00% which will be deducted from your redemption proceeds. Initial purchases of Class C shares of the Money Market Fund are not subject to a CDSC unless and until the shares are exchanged into another Class B or C Fund. If you own Class C shares of a Fund other than the Money Market Fund, you will also pay distribution fees of 0.75% and service fees of 0.25% of the average daily net assets each year pursuant to Rule 12b-1 under the 1940 Act. Because these fees are paid from the Funds' assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the CDSC and the distribution fees to reimburse its expenses of providing distribution-related services to the Funds.



     The Fund will not accept single purchase orders for Class C shares over $1,000,000.


DETERMINATION OF THE CDSC

     Each applicable CDSC will be determined using the original purchase cost or current market value of the shares being redeemed, whichever is less. There is no CDSC imposed upon the redemption of reinvested dividends or distributions. Moreover, no CDSC will be charged upon the exchange of shares from one Fund into another. In determining whether a CDSC is payable, we assume that shares that are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased.

     Class B and Class C shareholders of a Fund may exchange their shares for Class B or Class C shares of the Money Market Fund. Exchanges from a Fund other than the Money Market Fund will continue to be subject to the CDSC schedule of the Fund from which the exchange was made, but will reflect the time the shares are held in the Money Market Fund.

     The following example illustrates the calculation of a CDSC. Assume that you make a single purchase of $10,000 of a Fund's Class B shares at a price of $10 per share. Sixteen months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 in appreciation to a total of $12,000; the current price per share is $11. If you then redeem $5,500 in share values, (500 shares) the CDSC would apply only to $4,000. That figure is arrived at by taking the entire redemption amount ($5,500) minus the reinvested dividends ($1,000), minus the appreciation per share redeemed ($1 per share multiplied by the number of shares redeemed--$500). The charge would be at a rate of 4% ($160) because it was in the second year after the purchase was made.

CLASS A INITIAL SALES CHARGE WAIVERS

     The following individuals and institutions may purchase Class A shares without an initial sales charge:

        - Selling brokers, their employees and their registered representatives.

        - Employees, clients or direct referrals of any Fund Manager or of Evaluation Associates, Inc.

        - Directors, former directors, employees or retirees of the Advisor or of The MONY Group Inc. ("MONY") and its subsidiaries.

        - Family including spouses, parents, siblings, children and grandchildren and employee benefit plans of any of the first three categories.

        - Clients of fee-based/fee-only financial advisors.

        - Financial institutions and financial institutions' trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity.

        - Direct referrals of the Advisor's employees.


        - State-sponsored Texas 529 qualified tuition savings plan.


     The Class A initial sales charge may be reduced in connection with purchases by members of certain associations, fraternal groups, franchise organizations and unions. There are also several special purchase plans that allow you to combine multiple purchases of Class A shares to take advantage of the breakpoints in the sales charge schedule. For information about initial sales charge reductions, the "Right of Accumulation Discount" and "Letter of Intent Investments," contact your financial advisor or broker, or consult the Statement of Additional Information.

     The CDSC will not apply to Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the Employee Retirement Income Security Act and regulations thereunder, provided that the dealer agrees to certain reimbursement arrangements with the Distributor that are described in the Statement of Additional Information. If the dealer agrees to these reimbursement arrangements, no CDSC will be imposed with respect to Class A shares purchased for $1,000,000 or more.

CDSC WAIVERS

     Your CDSC will be waived in connection with:

        - Distributions to participants or beneficiaries of and redemptions (other than redemption of the entire plan account) by plans qualified under Internal Revenue Code ("IRC") Section 401(a) or from custodial accounts under IRC Section 403(b)(7), deferred compensation plans under the IRC Section 457 and other employee benefit plans ("plans"), and returns of excess contributions made to these plans.

        - The liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum.

        - Redemption of shares of a shareholder (including a registered joint owner) who has died.

        - Redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being sold becomes totally disabled (as evidenced by a determination by the federal Social Security Administration).

        - Redemptions under a Fund's systematic withdrawal plan at a maximum of 10% per year of the net asset value of the account.

        - Redemptions made pursuant to any Individual Retirement Account (IRA) systematic withdrawal based on the shareholder's life expectancy in accordance with the requirements of the IRC.

        - Required minimum distributions from an IRA.

CONVERSION OF CLASS B SHARES

     Your Class B shares will automatically convert to Class A shares of the same Fund eight years after the end of the calendar month in which your purchase order for Class B shares was accepted. A pro rata portion of any Class B shares acquired through reinvestment of dividends or distributions will convert along with Class B shares that were purchased. Class A shares are subject to lower expenses than Class B shares. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

REINSTATEMENT PRIVILEGE

     If you redeem shares of a Fund on which you paid an initial sales charge or are charged a CDSC upon redemption, you will be eligible for a reinstatement privilege if you reinvest the proceeds in shares of the same Class of the same Fund within 180 days of redemption. Specifically, when you reinvest, the Fund will waive any initial sales charge or credit your account with the amount of the CDSC that you previously paid. The reinvested shares will keep their original cost and purchase date for purposes of calculating any future CDSCs. The return of a CDSC may affect determination of gain or loss relating to the original sale transaction for federal income tax purposes. The Fund may modify or terminate the reinstatement privilege at any time.

PURCHASING, REDEEMING AND EXCHANGING SHARES

     The charts below summarize how to purchase, redeem and exchange shares of the Funds.


  HOW TO PURCHASE SHARES                          IMPORTANT INFORMATION ABOUT PURCHASING SHARES
  Important Information About Procedures for      To conform to new regulations of the USA PATRIOT Act of 2001
   Opening a New Account                          the Funds are required to obtain, verify, and record
                                                  information that identifies each person who opens an
                                                  account. A new account application includes your name,
                                                  street address, date of birth and other identification
                                                  information. The regulations require completion of this
                                                  information before an account is opened, and you may also be requested to provide other identification documents. In
                                                  addition, the Funds may confirm your identity through the
                                                  use of identity verification reports provided by consumer
                                                  reporting agencies. Your personal information will be
                                                  treated with the utmost confidentiality. If you fail to
                                                  provide the required information or provide inaccurate
                                                  information, this may lead to a delay in the processing of your account application and investment. If the Funds cannot complete the identification process, your investment and the application may be returned.
  Select the Fund and the share Class             Be sure to read this prospectus carefully.
   appropriate for you
  Determine how much you would like to invest     The minimum initial investment for the Funds is $2,000 for each Fund except for:
                                                    - Accounts established with an automatic bank draft plan
                                                  (minimum $250 to open/$50 subsequent)
                                                    - Accounts established in a broker/dealer wrap program
                                                  with which the Funds, its Advisor or its Distributor, have an agreement. Such accounts will be subject to a $1,000
                                                      minimum for each Fund.
                                                    - Traditional and Roth IRA Accounts (minimum $250 to
                                                  open/$50 subsequent)
                                                    - 529 Accounts ($25 per portfolio or $15 per portfolio if
                                                  the account is funded by investing through an automatic
                                                      purchase plan or payroll deduction)
                                                    - Coverdell Education Savings Accounts (minimum $250 to
                                                  open/$50 subsequent)
                                                    - Corporate retirement plans, such as 401(k) and 403(b)
                                                  plans
                                                  In 2004, existing accounts with balances of $1,000 or more at the time of the assessment will not be affected by the
                                                  low minimum balance fee. However, in 2005 accounts will be required to maintain a balance of $1,500 to avoid the low
                                                  minimum balance fee, unless they qualify for an exemption as outlined above. Existing shareholders must meet the $2,000 minimum if they open a new account in another fund or wish to establish a new account by exchanging money from an
                                                  existing account.
  Have your securities dealer submit your         The price of your shares is based on the next calculation of
   purchase order                                 net asset value after your order is received by the
                                                  Enterprise Shareholder Services Division of the Fund's
                                                  transfer agent, Boston Financial Data Services, Inc., (the
                                                  "Transfer Agent"). All purchases made by check should be in
                                                  U.S. dollars and made payable to The Enterprise Group of
                                                  Funds, Inc., or in the case of a retirement account, the
                                                  custodian or trustee. Third-party checks and money orders
                                                  will not be accepted.
  Receive Letter of Intent Discount               You are entitled to a reduced sales charge on $100,000 or
                                                  more of Class A shares purchased within 13 months. The
                                                  minimum investment is 5% of the amount indicated which will be held in escrow in your name. This secures payment of the higher sales charge of shares actually purchased if the full amount indicated is not purchased within 13 months. Escrowed shares will be redeemed to pay additional sales charges if necessary. Escrowed shares will be released when you
                                                  purchase the full amount.
  Receive Rights of Accumulation Discount         You are entitled to a reduced sales charge on additional
                                                  purchases if the value of your existing aggregate holdings equals $100,000 or more. [See "Shareholder Account
                                                  Information -- Class A Shares -- Initial Sales Charge
                                                  Option" in the Prospectus for more information.] To
                                                  determine the discount, fund share holdings of your
                                                  immediate family, accounts you control as a single investor or trustee of similar accounts will be totaled when you
                                                  notify Enterprise of the applicable accounts.

  HOW TO PURCHASE SHARES                          IMPORTANT INFORMATION ABOUT PURCHASING SHARES
  Acquire additional shares through the           Dividends and capital gains distributions may be
   Automatic Reinvestment Plan                    automatically reinvested in the same Class of shares without a sales charge. This does not apply to Money Market Fund
                                                  dividends invested in another Fund.
  Participate in the Automatic Bank Draft Plan    Your bank account may be debited monthly for automatic
                                                  investment into one or more of the Funds for each Class.
  Acquire Additional Shares through the           If you have your bank account linked to your Enterprise
   Automatic Purchase Plan                        account, you can call Shareholder Services at 1-800-368-3527 prior to 4:00 p.m. Eastern Standard Time and purchase shares at that day's closing price. The money will be taken from
                                                  your bank account within one to five days.
  Participate in the Automatic Dollar Cost        You may have your shares automatically invested on a monthly
   Averaging Plan                                 basis into the same Class of one or more of the Funds. As
                                                  long as you maintain a balance of $2,000 in the account from which you are transferring your shares, you may transfer $50 or more to an established account in another Enterprise Fund or you may open a new account with $250 or more.
  Participate in a Retirement Plan                You may use shares of the Funds to establish a Profit
                                                  Sharing Plan, Money Purchase Plan, Traditional IRA, Roth
                                                  IRA, Coverdell Education Savings Account, other retirement plans funded by shares of a Fund and other investment plans which have been approved by the Internal Revenue Service.
                                                  The Distributor pays the cost of these plans, except for the retirement plans, which charge an annual custodial fee. If you would like to find out more about these plans, please
                                                  contact your financial advisor or Enterprise at
                                                  1-800-432-4320.

  HOW TO REDEEM YOUR SHARES                       IMPORTANT INFORMATION ABOUT REDEEMING YOUR SHARES
  Have your investment dealer submit your         The redemption price of your shares is based on the next
    redemption order                              calculation of net asset value after your order is received.
  Call the Transfer Agent at 1-800-368-3527       You may redeem your shares by telephone if you have
                                                  authorized this service. If you make a telephone redemption request, you must furnish:
                                                    - the name and address of record of the registered owner,
                                                    - the account number and tax ID number,
                                                    - the amount to be redeemed, and
                                                    - the name of the person making the request.
                                                  Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into another Fund. All telephone
                                                  redemption instructions are recorded and are limited to
                                                  requests of $50,000 or less. If you have previously linked your bank account to your Enterprise account, you can have the proceeds sent via the ACH system to your bank. Provided you call by 4:00 p.m. Eastern Standard Time, you will
                                                  receive the closing price of the day that you call, and the money will be sent to your bank account within one to five days.
  Write the Transfer Agent at:                    You may redeem your shares by sending in a written request.
    Enterprise Shareholder Services               If you own share certificates, they must accompany the
    P.O. Box 219731                               written request. You must obtain a signature guarantee if:
    Kansas City, MO 64121-9731                      - the total redemption proceeds exceed $50,000,
                                                    - the proceeds are to be sent to an address other than the address of record, or
                                                    - the proceeds are to be sent to a person other than the
                                                  registered holder.
                                                  You can generally obtain a signature guarantee from the
                                                  following sources:
                                                    - a member firm of a domestic securities exchange;
                                                    - a commercial bank;
                                                    - a savings and loan association;
                                                    - a credit union; or
                                                    - a trust company.
                                                  Corporations, executors, administrators, trustees or
                                                  guardians may need to include additional documentation with a request to redeem shares and a signature guarantee.
  Payment of Proceeds In General                  The Funds normally will make payment of redemption proceeds within seven days after your request has been properly made and received. When purchases are made by check or periodic account investment, redemption proceeds may not be available until the investment being redeemed has been in the account for seven calendar days. The Funds may suspend the
                                                  redemption privilege or delay sending redemption proceeds
                                                  for more than seven days during any period when the New York
                                                  Stock Exchange is closed or an emergency warranting such
                                                  action exists as determined by the SEC.
  Receipt of Proceeds By Wire                     For a separate $10 charge, you may request that your
                                                  redemption proceeds be wired. If you submit a written
                                                  request, your proceeds may be wired to the bank currently on file. If written instructions are to send wire to any other bank, or redemption proceeds are greater than $50,000, a
                                                  signature guarantee is required. If you authorize the
                                                  Transfer Agent to accept telephone wire requests, any
                                                  authorized person may make such requests at 1-800-368-3527.
                                                  However, on a telephone request, your proceeds may be wired only to a bank previously designated by you in writing. If you have authorized expedited wire redemption, shares can be sold and the proceeds sent by federal wire transfer to
                                                  previously designated bank accounts. Otherwise, proceeds
                                                  normally will be sent to the designated bank account the
                                                  following business day. To change the name of the single
                                                  designated bank account to receive wire redemption proceeds, you must send a written request with signature(s) guaranteed to the Transfer Agent.

  HOW TO REDEEM YOUR SHARES                       IMPORTANT INFORMATION ABOUT REDEEMING YOUR SHARES
  Use of Check Writing                            If you hold an account with a balance of more than $5,000 in
                                                  Class A shares of the Money Market Fund you may redeem your shares of that Fund by redemption check. You may make
                                                  redemption checks payable in any amount from $500 to
                                                  $100,000. You may write up to five redemption checks per
                                                  month without charge. Each additional redemption check in
                                                  any given month will be subject to a $5 fee. You may obtain redemption checks, without charge, by completing Optional
                                                  Features section of account application.
                                                  The Funds may charge a $25 fee for stopping payment of a
                                                  redemption check upon your request. It is not possible to
                                                  use a redemption check to close out an account since
                                                  additional shares accrue daily. Redemptions by check writing may be subject to a CDSC if the Money Market Fund shares
                                                  being redeemed were purchased by exchanged shares of another
                                                  Fund on which a CDSC was applicable. The Funds will honor
                                                  the check only if there are sufficient funds available in
                                                  your Money Market Fund account to cover the fee amount of
                                                  the check plus applicable CDSC, if any.
  Participate in the Bank Purchase and            You may initiate an Automatic Clearing House ("ACH")
    Redemption Plan                               Purchase or Redemption directly to a bank account when you have established proper instructions, including all
                                                  applicable bank information, on the account.
  Participate in a Systematic Withdrawal Plan     If you have at least $5,000 in your account, you may
                                                  participate in a systematic withdrawal plan. Under a plan, you may arrange monthly, quarterly, semi-annual or annual
                                                  automatic withdrawals of at least $100 from any Fund. The
                                                  proceeds of each withdrawal will be mailed to you or as you otherwise direct in writing, including to a life insurance company, such as an affiliate of MONY. The $5,000 minimum
                                                  account size is not applicable to Individual Retirement
                                                  Accounts. The maximum annual rate at which Class B shares
                                                  may be sold under a systematic withdrawal plan is 10% of the net asset value of the account. The Funds process sales
                                                  through a systematic withdrawal plan on the 15th day of the month or the following business day if the 15th is not a
                                                  business day. Any income or capital gain dividends will be automatically reinvested at net asset value. A sufficient
                                                  number of full and fractional shares will be redeemed to
                                                  make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, sales for the purpose of making such payments may reduce or even exhaust the account.
                                                  You should not purchase Class A shares while participating in a systematic withdrawal plan because you may be redeeming shares upon which a sales charge was already paid unless you purchased shares at net asset value. The Funds will not
                                                  knowingly permit additional investments of less than $2,000 if you are making systematic withdrawals at the same time.
                                                  The Advisor will waive the CDSC on redemptions of shares
                                                  made pursuant to a systematic withdrawal plan if the
                                                  proceeds do not exceed 10% annually of the net asset value of the account. The Funds may amend the terms of a
                                                  systematic withdrawal plan on 30 days' notice. You or the
                                                  Funds may terminate the plan at any time.

  HOW TO EXCHANGE YOUR SHARES                     IMPORTANT INFORMATION ABOUT EXCHANGING YOUR SHARES
  Select the Fund into which you want to          You can exchange your shares of a Fund for the same Class of
    exchange. Be sure to read the prospectus      shares of any other Fund.
    describing the Fund into which you want to
    exchange                                      No CDSC will be charged upon the exchange of shares, but in the case of shares held one month or less (other than shares acquired through reinvestment of dividends or other
                                                  distributions and excluding redemptions or exchanges from
                                                  the Money Market Fund and redemptions made through a
                                                  Systematic Withdrawal Plan), a fee of 2% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the
                                                  remaining shareholders. This fee is intended to mitigate the costs caused to the Fund by early redemptions that may
                                                  disrupt effective management of the Fund. It may be modified or discontinued at any time or from time to time. The Fund will use the "first in, first out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date
                                                  for shares held in your account.
  Call the Transfer Agent at 1-800-368-3527       If you authorize the Transfer Agent to act upon telephone
                                                  exchange requests, you or anyone who can provide the
                                                  Transfer Agent with account registration information may
                                                  exchange by telephone.
                                                  If you exchange your shares by telephone, you must furnish:
                                                    - the name of the Fund you are exchanging from,
                                                    - the name and address of the registered owner,
                                                    - the account number and tax i.d. number,
                                                    - the dollar amount or number of shares to be exchanged,
                                                    - the Fund into which you are exchanging, and
                                                    - the name of the person making the request.
  Write the Transfer Agent at:                    To exchange by letter, you must state:
    Enterprise Shareholder Services                 - the name of the Fund you are exchanging from,
    P.O. Box 219731                                 - the account name(s) and address,
    Kansas City, MO 64121-9731                      - the account number,
                                                    - the dollar amount or number of shares to be exchanged,
                                                  and
                                                    - the Fund into which you are exchanging.
                                                  You must also sign your name(s) exactly as it appears on
                                                  your account statement.
  Log on to www.enterprisefunds.com               To make an exchange, log into your account portfolio and
                                                  select "View Account" for the fund from which you would like to make the exchange. On the next screen, choose "Fund
                                                  Exchange." Instructions on the following Exchange Request
                                                  page will guide you through the final process. Previously
                                                  outlined exchange guidelines apply to any online exchanges.

                        TRANSACTION AND ACCOUNT POLICIES

VALUATION OF SHARES

     When you purchase shares, you pay the offering price, which is net asset value, plus any applicable sales charges. When you redeem your shares, you receive the net asset value, minus any applicable CDSC. The Funds calculate a share's net asset value by dividing net assets of each class by the total number of outstanding shares of such class.

     The Funds calculate net asset value after the close of regular trading on each day the New York Stock Exchange is open.

     Except with respect to the Money Market Fund, investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the official closing price (typically the last reported sale price) on the exchange on which the security is primarily traded. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Directors.

     If market quotations are not readily available or do not accurately reflect fair value for a security, such security may be valued at its fair value, as determined by methods approved by the Board of Directors. A fund may use fair value pricing if, for example, a security's value is affected by a significant event that occurs after the close of the primary exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur with domestic securities as well. For example, if a significant event occurs after the close of a foreign security's primary exchange, but prior to the calculation of the Fund's net asset value, the Fund may adjust the security's closing price on the primary exchange to reflect the fair valuation of the security after the significant event.

     Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Under the amortized cost method, a security is valued at its cost and any discount or premium is amortized to par over the period until maturity without taking into account the impact of fluctuating interest rates on the market value of the security unless the aggregate deviation from net asset value as calculated by using available market quotations exceeds 1/2 of 1 percent.

     The Money Market Fund seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that the Money Market Fund will be able to do so.

     The different expenses borne by each class of shares of a Fund will result in different net asset values and dividends for each class.

EXECUTION OF REQUESTS

     The net asset value used in determining your purchase, redemption or exchange price is the one next calculated after your order is received by the Fund. Price calculations will be based on trades placed in good order by the close of regular trading on each day the New York Stock Exchange is open. The Distributor or the Fund may reject any order. From time to time, the Funds may suspend the sale of shares. In such event, existing shareholders normally will be permitted to continue to purchase additional shares of the same class and to have dividends reinvested.

     The Funds normally pay redemption proceeds in cash. However, if a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price in securities (redemption in kind), in which case, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The Funds have made an election that requires them to pay $250,000 of redemption proceeds in cash, subject to other restrictions as described in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

     If you elect to exchange or redeem your shares by telephone, you are subject to the risk that neither the Funds nor the Transfer Agent will be liable for properly acting upon unauthorized telephone instructions believed to be genuine. The Funds use reasonable procedures to confirm that telephone instructions are genuine. However, if appropriate measures are not taken, the Funds may be liable for any losses that may occur to an account due to an unauthorized telephone call.

EXCHANGES AND REDEMPTIONS

     The Funds may refuse to allow the exercise of the exchange privilege in less than two-week intervals or may restrict an exchange from any Fund until shares have been held in that Fund for at least seven days. The Funds may also discontinue or modify the exchange privilege on a prospective basis at any time, including a modification of the amount or terms of a service fee, upon notice to shareholders in accordance with applicable rules adopted by the SEC. Your exchange may be processed only if the shares of the Fund to be acquired are eligible for sale in your state and if the exchange privilege may be legally offered in your state.

     In addition, if a Fund determines that an investor is using market timing strategies or making excessive exchanges or redemptions, the Fund reserves the right to refuse any exchange order that could involve actual or potential harm to the Fund.


     If you redeem or exchange shares of a Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions made through a systematic withdrawal plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions), a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders to mitigate the costs caused to the Funds by early redemptions that may disrupt effective management of the Funds. If the short-term trading fee is $50 or less, it will not be assessed on a redemption or exchange. However, during the 30-day period following a purchase or exchange, the Fund reserves the right to collect short-term trading fees relating to a series of transactions by a shareholder if, in the aggregate, the fees total more than $50. The short-term trading fee will not be assessed on redemptions or exchanges from an account that participates in an approved fee-based program caused by automatic rebalancing within the program, systematic withdrawals from the program or redemptions by the sponsor to cover the payment of advisory or service fees. The short-term trading fee may be modified or discontinued at any time or from time to time. The Funds will use the "first in, first out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account.



     Shareholders seeking to engage in excessive or short-term trading activities (commonly referred to as "market timing") may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive or short-term trading, there is no guarantee that the Funds or their intermediaries will be able to identify these shareholders or curtail their trading practices. The Funds receive purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive or short-term trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Entities utilizing such omnibus arrangements may not identify customers' trading activity in shares of the Funds on an individual basis. Consequently, the Funds may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase orders in Fund shares through a financial intermediary or agent acting in an omnibus capacity. The Funds currently have systems in place that are intended to monitor market timing activity in omnibus accounts. For example, if aggregate fund flows of an omnibus account are suspected to contain market timing activity, the Fund will contact the intermediary to review the account and may, in its discretion, request the intermediary to impose a short-term trading fee on such investor. In addition, the Fund reserves the right to terminate any arrangement with an intermediary where such abuses are detected.



     While the Funds will try to prevent market timing by taking the steps described above, they may not be successful in identifying or preventing excessive short-term trading in all circumstances. Excessive purchases and redemptions of shares of the Funds may adversely affect Fund performance and the interests of long-term investors. When market timing occurs, a Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Funds that invest in foreign securities may be particularly susceptible to market timing strategies because time zone differences among international stock markets may allow a shareholder engaging in a market timing strategy to exploit Fund share prices that may be based on closing prices of foreign securities established some time before the Fund calculates its own share price.



     If a Fund determines that an investor is using market timing strategies or making excessive exchanges or redemptions, the Fund reserves the right to refuse any exchange or purchase order that could involve actual or potential harm. In addition, the Funds may refuse to allow the exercise of the exchange privilege in less than two-week intervals since it may restrict an exchange from any Fund until shares have been held in that Fund for at least seven days. The Funds may also discontinue or modify the exchange privilege on a prospective basis at any time, including a modification of the amount or terms of a service fee, upon notice to shareholders in accordance with applicable rules adopted by the SEC. Your exchange will be processed only if the shares of the Fund to be acquired are eligible for sale in your state and the exchange privilege may be legally offered in your state.



     The Fund's policy on late trading or excessive or short-term trading practices is intended to be a statement regarding the general fiduciary principles that govern our fund administration and the investment of activities of shareholders in an effort to protect the interests of our long-term investors. The following principles have been established and adopted by the Board of Directors: (1) that the Funds and their personnel as fiduciaries do not condone or knowingly allow late trading or excessive or short-term trading nor will they enter into agreements to permit a shareholder to engage in these activities; and (2) that all personnel as fiduciaries have a duty to place the interests of shareholders first and to take all appropriate measures to detect and prevent activities that would be harmful to the interests of long-term shareholders including excessive or disruptive short-term trading.

SHORT-TERM TRADING FEE EXEMPTIONS



     The Fund's short-term trading fee will not be charged on the following redemption transactions:



     1. redemptions effectuated pursuant to an automatic non-discretionary allocation and rebalancing program held in a wrap program with which the Funds, its Advisor or Distributor, have an agreement;



     2. redemptions requested within the short-term trading fee period following the death or disability occurring after purchase of any registered shareholder, beneficial owner or grantor of a living trust;



     3. redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions;



     4. redemptions representing shares re-registration of an account converted from another share class of the same fund (in which case the short-term trading fee period will carry over to the acquired shares);



     5. redemptions representing loans and qualified hardship distributions from shares held through retirement plans for which Enterprise or one of its affiliates is responsible for providing participant recordkeeping services;



     6. redemptions in cases where there are legal or contractual limitations or restrictions on the imposition of the short-term trading fee (as determined by the funds or their agents in their sole discretion);



     7. redemptions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by the share redemptions, in the event of the liquidation of a fund).



     In addition, the Funds reserve the right to waive or impose the short-term trading fee or withdraw waivers in their discretion and without giving advance notice to shareholders (provided that the short-term trading fee is imposed prospectively only after notice is provided).



     These short-term trading fee exclusions are subject to any administrative policies and procedures developed by the Funds and their agents from time to time (which may address such topics as the documentation necessary for the funds to recognize a disability or qualified hardship, among others).



     Systems limitations inhibit this goal from being immediately realized. The Funds and their agents will encourage financial advisers that maintain omnibus accounts (including retirement plan administrators) for accounts that are exempt from the short-term trading fee pursuant to the terms above to modify their systems to facilitate the imposition of the short-term trading fee at the participant or individual account level. Until such time as financial adviser systems are modified, a significant percentage of a Fund's shareholders may not be subject to the short-term trading fee.


SHARE CERTIFICATES

     The Funds do not ordinarily issue certificates representing shares of the Funds. Instead, shares are held on deposit for shareholders by the Funds' Transfer Agent, which will send you a statement of shares owned in each Fund following each transaction in your account. If you wish to have certificates for your shares, you may request them from the Transfer Agent by writing to Enterprise Shareholder Services, P.O. Box 219731, Kansas City, MO 64121-9731. The Funds do not issue certificates for fractional shares. You may redeem or exchange certificated shares only by returning the certificates to the Fund, along with a letter of instruction and a signature guarantee. Special shareholder services such as telephone redemptions, exchanges, electronic funds transfers and wire orders are not available if you hold certificates.

SMALL ACCOUNTS


     For accounts with balances under $1,000, an annual service charge of $35 per account registration per Fund will apply, excluding Automatic Bank Draft Plan Accounts, Automatic Investment Plan Accounts, Retirement Accounts and Savings Plan Accounts. These exclusions apply only to accounts held directly with the Fund. IN 2005 THE ACCOUNT MINIMUM BALANCE WILL INCREASE TO $1,500.


     If your account balance drops to $500 or less, a Fund may close out your account and mail you the proceeds. You will always be given at least 45 days written notice to give you time to add to your account and avoid redeeming your shares.

REPORTS TO SHAREHOLDERS

     Every year the Funds will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information. To reduce expenses, the Funds will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct the Funds or your financial adviser otherwise.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Fund will distribute substantially all of its net investment income and realized net capital gains, if any. Each Fund makes distributions of capital gains and declares and pays dividends of net investment income, if any, at least annually. The following Funds declare daily and pay monthly dividends of net investment income: Government Securities Fund, High-Yield Bond Fund, Short Duration Bond Fund, Tax-Exempt Income Fund, Total Return Fund and Money Market Fund.

     Your dividends and capital gains distributions, if any, will be automatically reinvested in shares of the same Fund and Class on which they were paid at the net asset value. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. Alternatively, if you contact the Transfer Agent, you may elect to receive dividends or capital gains distributions, or both, in cash.


     You will pay tax on dividends and distributions from the Funds whether you receive them in cash or additional shares. The Funds intend to make distributions that will either be taxed as ordinary income or capital gains. It is expected that the monthly distributions from the Income Funds (other than exempt interest dividends paid by the Tax-Exempt Income Fund) and the Money Market Fund generally will be taxed as ordinary income. If, for any taxable year, a Fund distributes income from dividends from domestic corporations, and complies with certain requirements, corporate shareholders may be entitled to take a dividends-received deduction for some or all of the ordinary income dividends they receive. Under recently enacted legislation, certain distributions from a Fund's qualifying dividend income (but not interest income or short-term capital gains) received by non-corporate shareholders may be eligible for the maximum 15% tax rate applicable, with respect to long-term capital gain.



     If you redeem shares of a Fund or exchange them for shares of another Fund, unless you are a dealer, you generally will recognize capital gain or loss on the transaction. Any such gain or loss will be a long-term capital gain or loss, if you held such shares for more than one year. The maximum long-term capital gain tax rate for individuals is currently 15%.


     Income received by the Funds from investments in securities issued by foreign issuers may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Funds' ordinary income dividends (which include distributions of net short term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

     The Funds are required to withhold 28% ("Back-Up Withholding") of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct social security or taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to Back-Up Withholding. Corporate and certain other shareholders are exempt from Back-Up Withholding.


     Dividends derived from interest on municipal securities and designated by the Tax-Exempt Income Fund as exempt interest dividends by written notice to the shareholders, under existing law, are not subject to federal income tax. Dividends derived from net capital gains realized by the Tax-Exempt Income Fund are taxable to shareholders as a capital gain upon distribution. Any short-term capital gains or any taxable interest income or accrued market discount realized by the Tax-Exempt Income Fund will be distributed as a taxable ordinary income dividend distribution. These rules apply whether such distribution is made in cash or in additional shares. Any capital loss realized from shares held for six months or less is disallowed to the extent of tax-exempt dividend income received.

     Income from certain "private activity" bonds issued after August 7, 1986, are items of tax preference for corporate and individual alternative minimum tax purposes. If the Tax-Exempt Income Fund invests in private activity bonds, you may be subject to the alternative minimum tax on that part of such Fund distributions derived from interest income on those bonds. The receipt of exempt-interest dividends also may have additional tax consequences. Certain of these are described in the Statement of Additional Information.


     The treatment for state and local tax purposes of distributions from the Tax-Exempt Income Fund representing interest on municipal securities will vary according to the laws of state and local taxing authorities.


     The foregoing summarizes some of the federal income tax considerations with respect to the Funds and their shareholders. It is not a substitute for personal tax advice. You should consult your tax advisor for more information regarding the potential tax consequences of an investment in the Funds under all applicable tax laws.

     The Funds will mail statements indicating the tax status of your distributions to you annually.

                                FUND MANAGEMENT

THE INVESTMENT ADVISOR


     Enterprise Capital Management, Inc. (the "Advisor") serves as the investment advisor to each of the Funds. The Advisor selects Fund Managers for the Funds, subject to the approval of the Board of Directors of the Funds, and reviews each Fund Manager's continued performance. Evaluation Associates, Inc., which has 32 years of experience in evaluating investment advisors for individuals and institutional investors, assists the Advisor in selecting Fund Managers. The Advisor also provides various administrative services and acts as Fund Manager for the Money Market Fund.


     The SEC has issued an exemptive order that permits the Advisor to enter into or amend Agreements with Fund Managers without obtaining shareholder approval each time. The exemptive order permits the Advisor, with Board approval, to employ new Fund Managers for the Funds, change the terms of the Agreements with Fund Managers or enter into a new Agreement with a Fund Manager. Shareholders of a Fund have the right to terminate an Agreement with a Fund Manager at any time by a vote of the majority of the outstanding voting securities of such Fund. The Funds will notify shareholders of any Fund Manager changes or other material amendments to the Agreements with Fund Managers that occur under these arrangements.

     The Advisor, which was incorporated in 1986, served as principal investment advisor to Alpha Fund, Inc., the predecessor of the Enterprise Growth Fund. The Advisor also serves as investment advisor to Enterprise Accumulation Trust and Enterprise Global Funds plc. The Advisor's address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022.


     On September 17, 2003, The MONY Group Inc. ("MONY"), AXA Financial Inc. ("AXA Financial") and AIMA Acquisition Co. entered into an Agreement and Plan of Merger providing for the acquisition of MONY by AXA Financial (the "Merger"). MONY is the parent company of Enterprise Capital Management, Inc. ("Enterprise Capital"), Enterprise Fund Distributors, Inc. ("EFD"), Boston Advisors, Inc. ("Boston Advisors"), and MONY Capital Management, Inc. ("MONY Capital"). Enterprise Capital is the investment advisor of each fund (each, a "Fund") of The Enterprise Group of Funds, Inc. (the "Corporation"); EFD is the Corporation's distributor; Boston Advisors is the subadvisor of the Equity Income Fund; and MONY Capital is the subadvisor of the Short Duration Bond Fund. If the Merger is consummated, as a result of the change in control of Enterprise Capital, EFD, Boston Advisors and MONY Capital, the following agreements will automatically terminate: (i) the Corporation's investment advisory agreement;
(ii) the Corporation's distribution agreement; and (iii) each Fund's subadvisory agreement.



     At a meeting held on February 11, 2004, the Board of Directors of the Corporation approved a new investment advisory agreement and subadvisory agreement for each Fund. Shareholders of each Fund will be asked to approve the new investment advisory agreement at a special shareholder meeting. Shareholders of the Equity Income Fund and the Short Duration Bond Fund will also be asked to approve a new subadvisory agreement. The Corporation has received an exemptive order from the SEC which permits the Corporation to enter into new subadvisory agreements following a change of control of an unaffiliated subadvisor without shareholder approval. Therefore, shareholders of each Fund other than the Equity Income Fund and the Short Duration Bond Fund will not be asked to approve new subadvisory agreements.



     Shareholders will receive a proxy statement containing more information about the Merger, the Plan, and any new agreements prior to the special meeting of shareholders.

     The following table sets forth the fee paid to the Advisor for the year ended December 31, 2003 by each Fund. The Advisor in turn compensated each Fund Manager at no additional cost to the Fund.

                                                              FEE (AS A PERCENTAGE OF
NAME OF FUND                                                    AVERAGE NET ASSETS)
-------------------------------------------------------------------------------------
Multi-Cap Growth Fund.......................................           1.00%
Small Company Growth Fund...................................           1.00%
Small Company Value Fund....................................           0.75%
Capital Appreciation Fund...................................           0.75%
Deep Value Fund.............................................           0.75%
Equity Fund.................................................           0.75%
Equity Income Fund..........................................           0.75%
Growth Fund.................................................           0.75%
Growth and Income Fund......................................           0.75%
International Growth Fund...................................           0.85%
Global Financial Services Fund..............................           0.85%
Global Socially Responsive Fund.............................           0.90%
Mergers and Acquisitions Fund...............................           0.90%
Technology Fund.............................................           1.00%
Managed Fund................................................           0.75%
Strategic Allocation Fund...................................           0.75%
Government Securities Fund..................................           0.60%
High-Yield Bond Fund........................................           0.60%
Short Duration Bond Fund....................................           0.45%
Tax-Exempt Income Fund......................................           0.50%
Total Return Fund...........................................           0.65%
Money Market Fund...........................................           0.35%

THE FUND MANAGERS


     The following chart sets forth certain information about each of the Fund Managers other than the Advisor, which acts as the Fund Manager to the Money Market Fund. The Fund Managers are responsible for the day-to-day management of the Funds. The Fund Managers typically manage assets for institutional investors and high net worth individuals. Collectively, the Fund Managers manage assets in excess of nearly $1 trillion for all clients, including The Enterprise Group of Funds.




  NAME OF FUND AND NAME AND                            THE FUND MANAGER'S
  ADDRESS OF FUND MANAGER                                  EXPERIENCE                              FUND MANAGERS
  Multi-Cap Growth Fund                     Alger has been an investment adviser      Dave Hyun is responsible for the
                                            since 1964. As of December 31, 2003,      day-to-day management of the Fund. Mr.
  Fred Alger Management, Inc.               total assets under management for all     Hyun has been employed by Alger since
  ("Alger")                                 clients were approximately $10.8          2001 as Executive Vice President and
  111 Fifth Avenue                          billion. Usual investment minimum is $10  Portfolio Manager. From 2000-2001, Mr.
  2nd Floor                                 million.                                  Hyun served as a Portfolio Manager at
  New York, New York 10003                                                            Oppenheimer Funds. Mr. Hyun previously
                                                                                      served at Alger from 1991-2000 as an
                                                                                      analyst and as Senior Vice President and
                                                                                      Portfolio Manager.
  Small Company Growth Fund                 Witter has provided investment            Walter T. Prendergast, Managing Director
                                            counseling since 1977. As of December     of Witter, leads a team responsible for
  William D. Witter, Inc.                   31, 2003, total assets under management   the day- to-day management of the Fund.
  ("Witter")                                for all clients were $1.9 billion. Usual  Mr. Prendergast joined Witter in 2003
  One Citicorp Center                       investment minimum is $1 million.         and was previously employed as managing
  153 East 53rd Street                                                                director of Weiss, Peck and Greer
  New York, New York 10022                                                            Investments LLC since 1996.
  Small Company Value Fund                  GAMCO's predecessor, Gabelli & Company,   Mario J. Gabelli has served as Chief
                                            Inc., was founded in 1977. As of          Investment Officer of GAMCO since its
  GAMCO Investors, Inc.                     December 31, 2003, total assets under     inception in 1977 and is responsible for
  ("GAMCO")                                 management for all clients were $27.6     the day-to-day management of the Fund.
  One Corporate Center                      billion. Usual investment minimum is $1   He has more than 36 years' experience in
  Rye, New York 10580                       million.                                  the investment industry.
  Capital Appreciation Fund                 The Board of Directors named Marsico      Thomas F. Marsico is the Chief
                                            Fund Manager effective November 1, 1999.  Investment Officer of Marsico and
  Marsico Capital Management, LLC           Marsico has been providing investment     co-manages the investment program of the
  ("Marsico")                               counseling since 1997. As of December     Capital Appreciation Fund. Mr. Marsico
  1200 17th Street                          31, 2003, total assets under management   has over 25 years of experience as a
  Suite 1300                                for all clients were approximately $30.5  securities analyst and a portfolio
  Denver, Colorado 80202                    billion. Usual investment minimum is      manager. Prior to forming Marsico, he
                                            $100 million.                             served as portfolio manager of the Janus
                                                                                      Twenty Fund from January 1988 through
                                                                                      August 1997 and of the Janus Growth and
                                                                                      Income Fund from May 1991 through August
                                                                                      1997.
  Deep Value Fund                           Wellington Management has provided        Wellington Management uses a team of
                                            investment counseling services since      analysts that specialize in value
  Wellington Management Company, LLP        1928, and as of December 31, 2003, had    oriented investing led by John R. Ryan,
  ("Wellington Management")                 assets under management for all clients   CFA, Senior Vice President and Managing
  75 State Street                           of approximately $394 billion. The usual  Partner of Wellington Management. Mr.
  Boston, Massachusetts 02109               separate account investment minimum is    Ryan is responsible for day-to-day
                                            generally $20 million.                    management of the Fund. He has been a
                                                                                      portfolio manager at Wellington
                                                                                      Management since joining the firm in
                                                                                      1981.


  NAME OF FUND AND NAME AND                            THE FUND MANAGER'S
  ADDRESS OF FUND MANAGER                                  EXPERIENCE                              FUND MANAGERS
  Equity Fund                               The Board of Directors named TCW Fund     Glen E. Bickerstaff, Group Managing
                                            Manager effective November 1, 1999. TCW   Director; Craig C. Blum, Senior Vice
  TCW Investment Management Company         was founded in 1971 and as of December    President; and Stephen A. Burlingame,
  ("TCW")                                   31, 2003, TCW and its affiliated          Senior Vice President, are responsible
  865 South Figueroa Street                 companies had approximately $89.6         for the day-to-day management of the
  Suite 1800                                billion under management. Usual           Fund. Mr. Bickerstaff joined TCW in May
  Los Angeles, California 90017             investment minimum for equity accounts    of 1998 and has more than 23 years of
                                            is $100 million.                          investment industry experience. He
                                                                                      previously served as Senior Portfolio
                                                                                      Manager and Vice President for
                                                                                      Transamerica Investment Services
                                                                                      immediately before joining TCW from 1987
                                                                                      to 1998. Mr. Blum has been employed with
                                                                                      TCW since July 1999. Prior to joining
                                                                                      TCW, he was a financial analyst with
                                                                                      FMAC Capital Markets in Los Angeles. Mr.
                                                                                      Burlingame has been employed with TCW
                                                                                      since 2000. Prior to joining TCW, he was
                                                                                      an equities analyst at Brandywine Asset
                                                                                      Management.
  Equity Income Fund                        Boston Advisors has been providing        The day-to-day management of this Fund
                                            investment counseling since 1971. Boston  is performed by an investment management
  Boston Advisors, Inc.                     Advisors is an affiliate of the Advisor.  team chaired by Michael J. Vogelzang,
  ("Boston Advisors")                       Total assets under management for Boston  President and Chief Investment Officer.
  One Federal Street                        Advisors as of December 31, 2003, were    Mr. Vogelzang has served in his present
  26th Floor                                approximately $4.1 billion. Usual         position since 1997 and has more than 19
  Boston, Massachusetts 02110               investment minimum is $5 million.         years' experience in the investment
                                                                                      industry.
  Growth Fund                               Montag & Caldwell has served as the Fund  Ronald E. Canakaris, President and Chief
                                            Manager to Alpha Fund, Inc., the          Investment Officer of Montag & Caldwell,
  Montag & Caldwell, Inc.                   predecessor of the Growth Fund, since     is responsible for the day-to-day
  ("Montag & Caldwell")                     the Fund was organized in 1968. Montag &  investment management of the Growth Fund
  3455 Peachtree Road, N.E.                 Caldwell and its predecessors have been   and has more than 34 years' experience
  Suite 1200                                engaged in the business of providing      in the investment industry. He has been
  Atlanta, Georgia 30326-3248               investment counseling to individuals and  President of Montag & Caldwell for more
                                            institutions since 1945. Total assets     than 18 years.
                                            under management for all clients were
                                            approximately $30.9 billion as of
                                            December 31, 2003. Usual investment
                                            minimum is $40 million.
  Growth and Income Fund                    UBS Global AM Americas has provided       John C. Leonard leads a team that
                                            investment counseling for over 50 years.  manages the Fund. He is Managing
  UBS Global Asset Management (Americas)    It is an indirect, wholly-owned           Director of North American Core Equities
  Inc.                                      subsidiary of UBS AG. As of December 31,  and has been with UBS Global AM since
  ("UBS Global AM Americas")                2003, assets under management were $39    1991. He has more than 18 years'
  One North Wacker Drive                    billion. Usual account minimum is $25     investment industry experience.
  Chicago, Illinois 60606                   million.
  International Growth Fund                 SSgA is affiliated with State Street      Day-to-day management of the
                                            Global Advisors, which was established    International Growth Fund is performed
  SSgA Funds Management, Inc.               in 1978. As of December 31, 2003, SSgA    by an investment management team.
  ("SSgA")                                  had $76 billion in assets under
  State Street Financial Center             management. Usual investment minimum is
  One Lincoln Street                        $10 million.
  Boston, Massachusetts 02111-2900
  Global Financial Services Fund            Sanford Bernstein was established in      The day-to-day management of this
                                            2000 to continue the investment           Portfolio is performed by Sanford
  Sanford C. Bernstein & Co., LLC           management business of Sanford C.         Bernstein through the investment
  ("Sanford Bernstein")                     Bernstein & Co., Inc. which was acquired  professionals of the International Value
  1345 Avenue of the Americas               by Alliance Capital Management L.P.       Equity Investment Policy Group of
  New York, New York 10105                  ("Alliance Capital") in October 2000. As  Alliance Capital. Ms. Sharon Fay was
                                            of December 31, 2003, Alliance Capital    appointed CIO -- Global Value Equities
                                            managed approximately $475 billion in     in 2003, assuming oversight for all
                                            assets. Usual investment minimum is $5    portfolio- management and research
                                            million.                                  activities relating to cross-border and
                                                                                      non-US value investment portfolios. In
                                                                                      addition to her role as CIO of Global
                                                                                      Value Equities, Ms. Fay continues to
                                                                                      serve as CIO -- European and UK Value
                                                                                      equities, a position she assumed in
                                                                                      1999, and chairs the Global, European
                                                                                      and UK Value Investment Policy Groups.
                                                                                      Ms Fay joined Bernstein in 1990.


  NAME OF FUND AND NAME AND                            THE FUND MANAGER'S
  ADDRESS OF FUND MANAGER                                  EXPERIENCE                              FUND MANAGERS
  Global Socially Responsive Fund           Rockefeller was incorporated in 1979 and  Farha-Joyce Haboucha, Co-director of
                                            as of December 31, 2003, had $3.7         Socially Responsive Investments is
  Rockefeller & Co., Inc.                   billion under management. Usual           responsible for the day-to-day
  ("Rockefeller")                           investment minimum is $10 million for     management of the Fund. Ms. Haboucha has
  30 Rockefeller Plaza,                     separately managed accounts and $5        been employed by Rockefeller since 1997
  54th Floor                                million for pooled investment vehicles.   as a Senior Portfolio Manager. Before
  New York, New York 10112                                                            joining Rockefeller, she previously
                                                                                      served for 10 years as a Senior
                                                                                      Portfolio Manager and Co-director of
                                                                                      Socially Responsive Investment Services
                                                                                      at Neuberger & Berman and has more than
                                                                                      24 years' experience in the investment
                                                                                      industry.
  Mergers and Acquisitions Fund             GAMCO's predecessor, Gabelli & Company,   Mario J. Gabelli and Paolo Vicinelli are
                                            Inc., was founded in 1977. As of          co- managers of the Fund. Mr. Gabelli
  GAMCO                                     December 31, 2003, total assets under     has served as Chief Investment Officer
  One Corporate Center                      management for all clients were $27.6     of GAMCO since its inception in 1977. He
  Rye, New York 10580                       billion. Usual investment minimum is $1   has more than 36 years' experience in
                                            million.                                  the investment industry. Mr. Vicinelli,
                                                                                      Senior Analyst, joined GAMCO in 1999 and
                                                                                      prior to that, worked as a hedge fund
                                                                                      trader for Langdon Street Capital. He
                                                                                      has more than nine years of experience
                                                                                      in the investment industry.
  Technology Fund                           Alger has been an investment advisor      Dan Chung is responsible for the
                                            since 1964. As of December 31, 2003,      day-to-day management of the Fund. He
  Alger                                     total assets under management for all     has served as President since 2003. Mr.
  111 Fifth Avenue                          clients were approximately $10.8          Chung has been employed by Alger since
  2nd Floor                                 billion. Usual investment minimum is $10  1994. Since 2001, Mr. Chung has served
  New York, New York 10003                  million.                                  as Chief Investment Officer and
                                                                                      previously served as Executive Vice
                                                                                      President.
  Managed Fund                              Wellington Management has provided        Day-to-day management of this Fund is
                                            investment counseling services since      performed by an investment management
  Wellington Management                     1928, and as of December 31, 2003, had    team.
  75 State Street                           assets under management for all clients
  Boston, Massachusetts 02109               of approximately $394 billion. The usual
                                            minimum for separate account investment
                                            is generally $25 million.
  Strategic Allocation Fund                 UBS Global AM US has provided investment  Day-to-day management of this Fund is
                                            counseling for over 50 years. It is an    performed by an investment management
  UBS Global Asset Management (US) Inc.     indirect, wholly-owned subsidiary of UBS  team.
  ("UBS Global AM US")                      AG. As of September 30, 2003, assets
  51 West 52nd Street                       under management were $66.5 billion.
  New York, New York 10019                  Usual account minimum is $25 million.
  Government Securities Fund                The firm was founded in 1971 and as of    Philip A. Barach and Jeffrey E.
                                            December 31, 2003, TCW and its            Gundlach, Group Managing Directors of
  TCW                                       affiliated companies had approximately    TCW are responsible for the day-to-day
  865 South Figueroa Street                 $89.6 billion under management. Usual     investment management of the Fund and
  Suite 1800                                investment minimum for fixed income       have more than 46 years' combined
  Los Angeles, California 90017             accounts is $35 million.                  experience in the investment industry.
                                                                                      They have served as Managing Directors
                                                                                      since they joined TCW in 1987 and 1985,
                                                                                      respectively.
  High-Yield Bond Fund                      Caywood-Scholl has provided investment    James Caywood, Managing Director and
                                            advice with respect to high-yield, low    Chief Investment Officer; Eric Scholl,
  Caywood-Scholl Capital Management         grade fixed income instruments since      Managing Director and President; and Tom
  ("Caywood-Scholl")                        1986. As of December 31, 2003, assets     Saake, Managing Director, are
  4350 Executive Drive, Suite 125           under management for all clients were     responsible for day-to-day management of
  San Diego, California 92121               approximately $2 billion. Usual           the Fund. Mr. Caywood has more than 35
                                            investment minimum is $3 million.         years' investment industry experience.
                                                                                      He joined Caywood-Scholl in 1986 as
                                                                                      Managing Director and Chief Investment
                                                                                      Officer and has held those positions
                                                                                      since 1986. Eric Scholl joined
                                                                                      Caywood-Scholl in 1992 as partner and
                                                                                      President. He has served as Portfolio
                                                                                      Manager since 2002. He has 25 years'
                                                                                      investment experience. Tom Saake has
                                                                                      been with Caywood-Scholl since 1990 and
                                                                                      has served as a Portfolio Manager since
                                                                                      1996. He has 13 years' investment
                                                                                      experience.


  NAME OF FUND AND NAME AND                            THE FUND MANAGER'S
  ADDRESS OF FUND MANAGER                                  EXPERIENCE                              FUND MANAGERS
  Short Duration Bond Fund                  MONY Capital has provided fixed income    Gregory M. Staples is responsible for
                                            asset management services to MONY Life    day-to- day management of the Fund. He
  MONY Capital Management, Inc.             Insurance Company ("MONY Life") and       joined MONY Life in 1982 as a corporate
  ("MONY Capital")                          third party clients since 2002. Prior to  credit analyst and since 1994 has served
  1740 Broadway                             that, MONY Capital's staff served as an   as a Senior Managing Director and as
  New York, New York 10019                  unincorporated fixed income asset         head of the public bond group. He has
                                            management group for MONY Life and also   over 21 years' investment experience.
                                            provided fixed income asset management
                                            services to third parties. MONY Capital
                                            is an affiliate of the Advisor. As of
                                            December 31, 2003, MONY Capital had
                                            $12.8 billion in assets under
                                            management. Usual investment minimum is
                                            $10 million.
  Tax-Exempt Income Fund                    MBIA has provided investment counseling   Sue Voltz is responsible for day-to-day
                                            services since 1990. As of November 30,   management of the Fund. She joined MBIA
  MBIA Capital Management Corp.             2003, assets under management for all     as Director and Portfolio Manager and
  ("MBIA")                                  clients were approximately $35 billion.   has held those positions since joining
  113 King Street                           Usual investment minimum is $10 million.  the firm in 1994. Prior to joining MBIA,
  Armonk, New York 10504                                                              she served as Assistant Vice President,
                                                                                      Portfolio Manager and Analyst at Dean
                                                                                      Witter InterCapital Inc. from 1991-1994.
                                                                                      She has 21 years' investment experience.
  Total Return Fund                         PIMCO has provided investment counseling  William H. Gross leads a team that
                                            since 1971. As of December 31, 2003,      manages the Fund. He is a Managing
  Pacific Investment Management Company,    assets under management were $373.7       Director, Chief Investment Officer and a
  LLC ("PIMCO")                             billion. Usual account minimum is $75     founding partner of PIMCO. He has been
  840 Newport Center Drive, Suite 300       million.                                  with PIMCO since 1971. He has 35 years'
  Newport Beach, California 92660                                                     investment experience.

                              FINANCIAL HIGHLIGHTS



         (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS)



    The financial highlights table is intended to help you understand the Funds' financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment (assuming reinvestment of all dividends and distributions). Except as indicated, this information has been audited by PricewaterhouseCoopers LLP, independent auditors. The Fund's financial statements and the independent auditors' report thereon are in the Annual Report, which may be obtained without charge by calling the Fund at 1-800-368-3527.



                                                                         YEAR ENDED DECEMBER 31,                  FOR THE PERIOD
                                                            -------------------------------------------------         7/1/99
ENTERPRISE MULTI-CAP GROWTH FUND (CLASS A)                   2003          2002          2001          2000      THROUGH 12/31/99
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.......................  $  5.07       $  7.90       $  9.56       $ 13.74        $  5.00
                                                            ---------------------------------------------------------------------
Net Investment Income (Loss)(E)...........................    (0.08)        (0.09)        (0.08)        (0.14)         (0.05)
Net Realized and Unrealized Gain (Loss) on Investments....     1.79         (2.74)        (1.58)        (4.04)          9.00
                                                            ---------------------------------------------------------------------
Total from Investment Operations..........................     1.71         (2.83)        (1.66)        (4.18)          8.95
                                                            ---------------------------------------------------------------------
Dividends from Net Investment Income......................       --            --            --            --             --
Distributions from Capital Gains..........................       --            --            --            --          (0.21)
                                                            ---------------------------------------------------------------------
Total Distributions.......................................       --            --            --            --          (0.21)
                                                            ---------------------------------------------------------------------
Net Asset Value End of Period.............................  $  6.78       $  5.07       $  7.90       $  9.56        $ 13.74
                                                            ---------------------------------------------------------------------
Total Return(C)...........................................    33.73%       (35.82)%      (17.36)%      (30.42)%       179.26%(B)
Net Assets End of Period (in thousands)...................  $32,770       $26,114       $55,095       $81,279        $49,206
Ratio of Expenses to Average Net Assets...................     1.96%         1.85%         1.85%         1.85%          1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)...........................................     2.15%         2.20%         2.02%         1.92%          2.43%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets...................................................    (1.33)%       (1.43)%       (0.98)%       (1.10)%        (1.06)%(A)
Portfolio Turnover Rate...................................      161%          189%          105%          127%            32%



                                                                         YEAR ENDED DECEMBER 31,                  FOR THE PERIOD
                                                            -------------------------------------------------         7/1/99
ENTERPRISE MULTI-CAP GROWTH FUND (CLASS B)                   2003          2002          2001          2000      THROUGH 12/31/99
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.......................  $  4.97       $  7.79       $  9.49       $ 13.70        $  5.00
                                                            ---------------------------------------------------------------------
Net Investment Income (Loss)E.............................    (0.11)        (0.12)        (0.12)        (0.21)         (0.07)
Net Realized and Unrealized Gain (Loss) on Investments....     1.75         (2.70)        (1.58)        (4.00)          8.98
                                                            ---------------------------------------------------------------------
Total from Investment Operations..........................     1.64         (2.82)        (1.70)        (4.21)          8.91
                                                            ---------------------------------------------------------------------
Dividends from Net Investment Income......................       --            --            --            --             --
Distributions from Capital Gains..........................       --            --            --            --          (0.21)
                                                            ---------------------------------------------------------------------
Total Distributions.......................................       --            --            --            --          (0.21)
                                                            ---------------------------------------------------------------------
Net Asset Value End of Period.............................  $  6.61       $  4.97       $  7.79       $  9.49        $ 13.70
                                                            ---------------------------------------------------------------------
Total Return(D)...........................................    33.00%       (36.20)%      (17.91)%      (30.73)%       178.45%(B)
Net Assets End of Period (in thousands)...................  $46,888       $36,329       $68,173       $87,458        $39,854
Ratio of Expenses to Average Net Assets...................     2.51%         2.40%         2.40%         2.40%          2.40%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)...........................................     2.70%         2.75%         2.57%         2.47%          2.90%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets...................................................    (1.88)%       (1.98)%       (1.54)%       (1.63)%        (1.64)%(A)
Portfolio Turnover Rate...................................      161%          189%          105%          127%            32%



                                                                         YEAR ENDED DECEMBER 31,                  FOR THE PERIOD
                                                            -------------------------------------------------         7/1/99
ENTERPRISE MULTI-CAP GROWTH FUND (CLASS C)                   2003          2002          2001          2000      THROUGH 12/31/99
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.......................  $  4.97       $  7.78       $  9.48       $ 13.70        $  5.00
                                                            ---------------------------------------------------------------------
Net Investment Income (Loss)(E)...........................    (0.11)        (0.12)        (0.12)        (0.21)         (0.07)
Net Realized and Unrealized Gain (Loss) on Investments....     1.74         (2.69)        (1.58)        (4.01)          8.98
                                                            ---------------------------------------------------------------------
Total from Investment Operations..........................     1.63         (2.81)        (1.70)        (4.22)          8.91
                                                            ---------------------------------------------------------------------
Dividends from Net Investment Income......................       --            --            --            --             --
Distributions from Capital Gains..........................       --            --            --            --          (0.21)
                                                            ---------------------------------------------------------------------
Total Distributions.......................................       --            --            --            --          (0.21)
                                                            ---------------------------------------------------------------------
Net Asset Value End of Period.............................  $  6.60       $  4.97       $  7.78       $  9.48        $ 13.70
                                                            ---------------------------------------------------------------------
Total Return(D)...........................................    32.80%(C)    (36.12)%(C)   (17.93)%      (30.80)%       178.46%(B)
Net Assets End of Period (in thousands)...................  $12,597       $ 9,956       $20,646       $30,826        $13,864
Ratio of Expenses to Average Net Assets...................     2.51%         2.40%         2.40%         2.40%          2.40%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)...........................................     2.70%         2.75%         2.57%         2.47%          2.92%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets...................................................    (1.88)%       (1.98)%       (1.53)%       (1.63)%        (1.62)%(A)
Portfolio Turnover Rate...................................      161%          189%          105%          127%            32%

                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
ENTERPRISE SMALL COMPANY GROWTH FUND (CLASS A)                 2003          2002          2001          2000          1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 21.76       $  28.9       $ 30.90       $ 33.26       $ 22.44
                                                              ---------------------------------------------------------------
Net Investment Income (Loss)(E).............................    (0.33)        (0.35)        (0.39)        (0.43)        (0.35)
Net Realized and Unrealized Gain (Loss) on Investments......     5.31         (6.79)        (1.40)         0.44         11.17
                                                              ---------------------------------------------------------------
Total from Investment Operations............................     4.98         (7.14)        (1.79)         0.01         10.82
                                                              ---------------------------------------------------------------
Dividends from Net Investment Income........................       --            --            --            --            --
Distributions from Capital Gains............................       --            --         (0.22)        (2.37)           --
                                                              ---------------------------------------------------------------
Total Distributions.........................................       --            --         (0.22)        (2.37)           --
                                                              ---------------------------------------------------------------
Redemption Fees.............................................     0.00(F)       0.00(F)       0.01            --            --
                                                              ---------------------------------------------------------------
Net Asset Value End of Period...............................  $ 26.74       $ 21.76       $ 28.90       $ 30.90       $ 33.26
                                                              ---------------------------------------------------------------
Total Return(C).............................................    22.89%       (24.71)%       (5.72)%        0.55%        48.22%
Net Assets End of Period (in thousands).....................  $44,265       $31,714       $37,413       $35,921       $19,024
Ratio of Expenses to Average Net Assets.....................     1.65%         1.73%         1.85%         1.85%         1.85%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     2.04%         2.09%         2.01%         1.98%         2.29%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    (1.41)%       (1.43)%       (1.40)%       (1.26)%       (1.38)%
Portfolio Turnover Rate.....................................       81%           35%           42%           53%           62%



                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
ENTERPRISE SMALL COMPANY GROWTH FUND (CLASS B)                 2003          2002          2001          2000          1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 20.98       $ 28.02       $ 30.11       $ 32.62       $ 22.13
                                                              ---------------------------------------------------------------
Net Investment Income (Loss)(E).............................    (0.44)        (0.47)        (0.53)        (0.61)        (0.48)
Net Realized and Unrealized Gain (Loss) on Investments......     5.10         (6.57)        (1.34)         0.47         10.97
                                                              ---------------------------------------------------------------
Total from Investment Operations............................     4.66         (7.04)        (1.87)        (0.14)        10.49
                                                              ---------------------------------------------------------------
Dividends from Net Investment Income........................       --            --            --            --            --
Distributions from Capital Gains............................       --            --         (0.22)        (2.37)           --
                                                              ---------------------------------------------------------------
Total Distributions.........................................       --            --         (0.22)        (2.37)           --
                                                              ---------------------------------------------------------------
Redemption Fees.............................................     0.00(F)         --            --            --            --
                                                              ---------------------------------------------------------------
Net Asset Value End of Period...............................  $ 25.64       $ 20.98       $ 28.02       $ 30.11       $ 32.62
                                                              ---------------------------------------------------------------
Total Return(D).............................................    22.21%       (25.12)%       (6.17)%        0.10%        47.40%
Net Assets End of Period (in thousands).....................  $42,327       $33,447       $41,749       $38,084       $19,798
Ratio of Expenses to Average Net Assets.....................     2.20%         2.28%         2.40%         2.40%         2.40%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     2.59%         2.64%         2.56%         2.53%         2.84%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    (1.95)%       (1.98)%       (1.95)%       (1.81)%       (1.93)%
Portfolio Turnover Rate.....................................       81%           35%           42%           53%           62%



                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
ENTERPRISE SMALL COMPANY GROWTH FUND (CLASS C)                 2003          2002          2001          2000          1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 21.05       $ 28.11       $ 30.21       $ 32.73       $ 22.21
                                                              ---------------------------------------------------------------
Net Investment Income (Loss)(E).............................    (0.45)        (0.46)        (0.53)        (0.62)        (0.47)
                                                              ---------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments......     5.13         (6.60)        (1.35)         0.47         10.99
                                                              ---------------------------------------------------------------
Total from Investment Operations............................     4.68         (7.06)        (1.88)        (0.15)        10.52
                                                              ---------------------------------------------------------------
Dividends from Net Investment Income........................       --            --            --            --            --
Distributions from Capital Gains............................       --            --         (0.22)        (2.37)           --
                                                              ---------------------------------------------------------------
Total Distributions.........................................       --            --         (0.22)        (2.37)           --
                                                              ---------------------------------------------------------------
Redemption Fees.............................................     0.00(F)         --            --            --            --
                                                              ---------------------------------------------------------------
Net Asset Value End of Period...............................  $ 25.73       $ 21.05       $ 28.11       $ 30.21       $ 32.73
                                                              ---------------------------------------------------------------
Total Return(D).............................................    22.23%(C)    (25.12)%(C)    (6.18)%        0.07%        47.37%
Net Assets End of Period (in thousands).....................  $16,567       $10,448       $ 9,367       $ 8,596       $ 4,654
Ratio of Expenses to Average Net Assets.....................     2.20%         2.27%         2.40%         2.40%         2.40%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     2.59%         2.66%         2.56%         2.53%         2.84%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    (1.95)%       (1.97)%       (1.95)%       (1.81)%       (1.93)%
Portfolio Turnover Rate.....................................       81%           35%           42%           53%           62%

                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
ENTERPRISE SMALL COMPANY VALUE FUND (CLASS A)                   2003           2002           2001           2000        1999
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $   7.09       $   8.17       $   7.84       $   8.53    $   7.92
                                                              -----------------------------------------------------------------
Net Investment Income (Loss)(E).............................     (0.04)         (0.04)         (0.02)         (0.01)      (0.02)
Net Realized and Unrealized Gain (Loss) on Investments......      2.73          (0.93)          0.38           0.51        1.28
                                                              -----------------------------------------------------------------
Total from Investment Operations............................      2.69          (0.97)          0.36           0.50        1.26
                                                              -----------------------------------------------------------------
Dividends from Net Investment Income........................        --             --             --             --          --
Distributions from Capital Gains............................        --          (0.11)         (0.03)         (1.19)      (0.65)
                                                              -----------------------------------------------------------------
Total Distributions.........................................        --          (0.11)         (0.03)         (1.19)      (0.65)
                                                              -----------------------------------------------------------------
Redemption Fees.............................................        --           0.00(F)        0.00(F)          --          --
                                                              -----------------------------------------------------------------
Net Asset Value End of Period...............................  $   9.78       $   7.09       $   8.17       $   7.84    $   8.53
                                                              -----------------------------------------------------------------
Total Return(C).............................................     37.94%        (11.88)%         4.63%          6.52%      16.13%
Net Assets End of Period (in thousands).....................  $250,241       $188,979       $218,905       $174,043    $135,222
Ratio of Expenses to Average Net Assets.....................      1.60%          1.64%          1.57%          1.55%       1.63%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     (0.46)%        (0.50)%        (0.21)%        (0.12)%     (0.22)%
Portfolio Turnover Rate.....................................         8%            19%            32%            71%         46%



                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
ENTERPRISE SMALL COMPANY VALUE FUND (CLASS B)                   2003           2002           2001           2000        1999
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $   6.71       $   7.78       $   7.52       $   8.27    $   7.74
                                                              -----------------------------------------------------------------
Net Investment Income (Loss)(E).............................     (0.08)         (0.08)         (0.06)         (0.06)      (0.06)
Net Realized and Unrealized Gain (Loss) on Investments......      2.58          (0.88)          0.35           0.50        1.24
                                                              -----------------------------------------------------------------
Total from Investment Operations............................      2.50          (0.96)          0.29           0.44        1.18
                                                              -----------------------------------------------------------------
Dividends from Net Investment Income........................        --             --             --             --          --
Distributions from Capital Gains............................        --          (0.11)         (0.03)         (1.19)      (0.65)
                                                              -----------------------------------------------------------------
Total Distributions.........................................        --          (0.11)         (0.03)         (1.19)      (0.65)
                                                              -----------------------------------------------------------------
Net Asset Value End of Period...............................  $   9.21       $   6.71       $   7.78       $   7.52    $   8.27
                                                              -----------------------------------------------------------------
Total Return(D).............................................     37.26%        (12.35)%         3.89%          6.00%      15.47%
Net Assets End of Period (in thousands).....................  $210,248       $156,569       $161,373       $117,125    $ 98,472
Ratio of Expenses to Average Net Assets.....................      2.15%          2.19%          2.12%          2.10%       2.18%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     (1.01)%        (1.04)%        (0.76)%        (0.66)%     (0.78)%
Portfolio Turnover Rate.....................................         8%            19%            32%            71%         46%



                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
ENTERPRISE SMALL COMPANY VALUE FUND (CLASS C)                   2003           2002           2001           2000        1999
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $   6.88       $   7.98       $   7.71       $   8.45    $   7.90
                                                              -----------------------------------------------------------------
Net Investment Income (Loss)(E).............................     (0.08)         (0.08)         (0.06)         (0.06)      (0.06)
Net Realized and Unrealized Gain (Loss) on Investments......      2.65          (0.91)          0.36           0.51        1.26
                                                              -----------------------------------------------------------------
Total from Investment Operations............................      2.57          (0.99)          0.30           0.45        1.20
                                                              -----------------------------------------------------------------
Dividends from Net Investment Income........................        --             --             --             --          --
Distributions from Capital Gains............................        --          (0.11)         (0.03)         (1.19)      (0.65)
                                                              -----------------------------------------------------------------
Total Distributions.........................................        --          (0.11)         (0.03)         (1.19)      (0.65)
                                                              -----------------------------------------------------------------
Net Asset Value End of Period...............................  $   9.45       $   6.88       $   7.98       $   7.71    $   8.45
                                                              -----------------------------------------------------------------
Total Return(D).............................................     37.35%(C)     (12.42)%(C)      3.93%          6.00%      15.42%
Net Assets End of Period (in thousands).....................  $111,131       $ 78,811       $ 78,665       $ 54,638    $ 35,265
Ratio of Expenses to Average Net Assets.....................      2.15%          2.19%          2.13%          2.10%       2.19%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     (1.01)%        (1.04)%        (0.76)%        (0.65)%     (0.76)%
Portfolio Turnover Rate.....................................         8%            19%            32%            71%         46%

                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
ENTERPRISE CAPITAL APPRECIATION FUND (CLASS A)                  2003          2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $  22.47       $ 27.23       $  34.21       $  46.61       $  38.59
                                                              -------------------------------------------------------------------
Net Investment Income (Loss)(E).............................     (0.21)        (0.25)         (0.24)         (0.25)         (0.47)
Net Realized and Unrealized Gain (Loss) on Investments......      7.40         (4.51)         (6.75)         (5.44)         15.43
                                                              -------------------------------------------------------------------
Total from Investment Operations............................      7.19         (4.76)         (6.99)         (5.69)         14.96
                                                              -------------------------------------------------------------------
Dividends from Net Investment Income........................        --            --             --             --             --
Distributions from Capital Gains............................        --            --             --          (6.71)         (6.94)
                                                              -------------------------------------------------------------------
Total Distributions.........................................        --            --             --          (6.71)         (6.94)
                                                              -------------------------------------------------------------------
Redemption Fees.............................................      0.00(F)       0.00(F)        0.01             --             --
                                                              -------------------------------------------------------------------
Net Asset Value End of Period...............................  $  29.66       $ 22.47       $  27.23       $  34.21       $  46.61
                                                              -------------------------------------------------------------------
Total Return(C).............................................     32.00%       (17.48)%       (20.40)%       (14.19)%        39.39%
Net Assets End of Period (in thousands).....................  $147,894       $96,878       $128,957       $176,467       $181,232
Ratio of Expenses to Average Net Assets (Excluding Expense
 Offset Arrangements).......................................      1.62%         1.67%          1.63%          1.52%          1.52%
Ratio of Expenses to Average Net Assets.....................      1.62%         1.67%          1.61%          1.52%          1.52%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     (0.82)%       (0.95)%        (0.84)%        (0.64)%        (1.15)%
Portfolio Turnover Rate.....................................        82%          111%           111%           140%           170%



                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
ENTERPRISE CAPITAL APPRECIATION FUND (CLASS B)                 2003          2002          2001          2000          1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 21.09       $ 25.70       $ 32.47       $ 44.80       $ 37.50
                                                              ---------------------------------------------------------------
Net Investment Income (Loss)(E).............................    (0.33)        (0.37)        (0.37)        (0.43)        (0.68)
Net Realized and Unrealized Gain (Loss) on Investments......     6.93         (4.24)        (6.40)        (5.19)        14.92
                                                              ---------------------------------------------------------------
Total from Investment Operations............................     6.60         (4.61)        (6.77)        (5.62)        14.24
                                                              ---------------------------------------------------------------
Dividends from Net Investment Income........................       --            --            --            --            --
Distributions from Capital Gains............................       --            --            --         (6.71)        (6.94)
                                                              ---------------------------------------------------------------
Total Distributions.........................................       --            --            --         (6.71)        (6.94)
                                                              ---------------------------------------------------------------
Redemption Fees.............................................     0.00(F)         --            --            --            --
                                                              ---------------------------------------------------------------
Net Asset Value End of Period...............................  $ 27.69       $ 21.09       $ 25.70       $ 32.47       $ 44.80
                                                              ---------------------------------------------------------------
Total Return(D).............................................    31.29%       (17.94)%      (20.85)%      (14.65)%       38.62%
Net Assets End of Period (in thousands).....................  $70,714       $44,262       $56,243       $74,887       $40,276
Ratio of Expenses to Average Net Assets (Excluding Expense
 Offset Arrangements).......................................     2.17%         2.22%         2.18%         2.08%         2.08%
Ratio of Expenses to Average Net Assets.....................     2.17%         2.22%         2.16%         2.08%         2.08%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    (1.39)%       (1.51)%       (1.40)%       (1.17)%       (1.69)%
Portfolio Turnover Rate.....................................       82%          111%          111%          140%          170%



                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
ENTERPRISE CAPITAL APPRECIATION FUND (CLASS C)                 2003          2002          2001          2000          1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 21.70       $ 26.43       $ 33.40       $ 45.85       $ 38.25
                                                              ---------------------------------------------------------------
Net Investment Income (Loss)E...............................    (0.35)        (0.38)        (0.38)        (0.44)        (0.68)
Net Realized and Unrealized Gain (Loss) on Investments......     7.14         (4.35)        (6.59)        (5.30)        15.22
                                                              ---------------------------------------------------------------
Total from Investment Operations............................     6.79         (4.73)        (6.97)        (5.74)        14.54
                                                              ---------------------------------------------------------------
Dividends from Net Investment Income........................       --            --            --            --            --
Distributions from Capital Gains............................       --            --            --         (6.71)        (6.94)
                                                              ---------------------------------------------------------------
Total Distributions.........................................       --            --            --         (6.71)        (6.94)
                                                              ---------------------------------------------------------------
Redemption Fees.............................................     0.00(F)         --            --            --            --
                                                              ---------------------------------------------------------------
Net Asset Value End of Period...............................  $ 28.49       $ 21.70       $ 26.43       $ 33.40       $ 45.85
                                                              ---------------------------------------------------------------
Total Return(D).............................................    31.29%(C)    (17.90)%(C)   (20.87)%      (14.57)%       38.64%
Net Assets End of Period (in thousands).....................  $28,922       $15,135       $17,156       $23,483       $ 6,918
Ratio of Expenses to Average Net Assets (Excluding Expense
 Offset Arrangements).......................................     2.16%         2.22%         2.18%         2.08%         2.11%
Ratio of Expenses to Average Net Assets.....................     2.16%         2.22%         2.16%         2.08%         2.11%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    (1.39)%       (1.51)%       (1.39)%       (1.17)%       (1.69)%
Portfolio Turnover Rate.....................................       82%          111%          111%          140%          170%

                                                                   YEAR ENDED
                                                                  DECEMBER 31,             FOR THE PERIOD
                                                              ---------------------          5/31/2001
ENTERPRISE DEEP VALUE FUND (CLASS A)                           2003          2002         THROUGH 12/31/01
----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $  7.59       $  9.93           $ 10.00
                                                              --------------------------------------------
Net Investment Income (Loss)(E).............................     0.07          0.06              0.02
Net Realized and Unrealized Gain (Loss) on Investments......     2.12         (2.34)            (0.06)
                                                              --------------------------------------------
Total from Investment Operations............................     2.19         (2.28)            (0.04)
                                                              --------------------------------------------
Dividends from Net Investment Income........................    (0.07)        (0.05)               --
Distributions from Capital Gains............................       --         (0.01)            (0.03)
                                                              --------------------------------------------
Total Distributions.........................................    (0.07)        (0.06)            (0.03)
                                                              --------------------------------------------
Net Asset Value End of Period...............................  $  9.71       $  7.59           $  9.93
                                                              --------------------------------------------
Total Return(C).............................................    28.87%       (22.97)%           (0.41)%(B)
Net Assets End of Period (in thousands).....................  $13,462       $ 6,037           $ 4,085
Ratio of Expenses to Average Net Assets.....................     1.50%         1.50%             1.50%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     2.06%         2.29%             4.31%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     0.90%         0.67%             0.28%(A)
Portfolio Turnover Rate.....................................       30%           43%               16%



                                                                   YEAR ENDED
                                                                  DECEMBER 31,             FOR THE PERIOD
                                                              ---------------------          5/31/2001
ENTERPRISE DEEP VALUE FUND (CLASS B)                           2003          2002         THROUGH 12/31/01
----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $  7.57       $  9.90           $ 10.00
                                                              --------------------------------------------
Net Investment Income (Loss)(E).............................     0.03          0.01             (0.02)
Net Realized and Unrealized Gain (Loss) on Investments......     2.10         (2.32)            (0.05)
                                                              --------------------------------------------
Total from Investment Operations............................     2.13         (2.31)            (0.07)
                                                              --------------------------------------------
Dividends from Net Investment Income........................    (0.03)        (0.01)               --
Distributions from Capital Gains............................       --         (0.01)            (0.03)
                                                              --------------------------------------------
Total Distributions.........................................    (0.03)        (0.02)            (0.03)
                                                              --------------------------------------------
Net Asset Value End of Period...............................  $  9.67       $  7.57           $  9.90
                                                              --------------------------------------------
Total.......................................................    28.14%       (23.35)%           (0.71)%(B)
Net Assets End of Period (in thousands).....................  $11,917       $ 6,515           $ 4,856
Ratio of Expenses to Average Net Assets.....................     2.05%         2.05%             2.05%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     2.62%         2.86%             4.87%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     0.36%         0.12%            (0.28)%(A)
Portfolio Turnover Rate.....................................       30%           43%               16%



                                                                   YEAR ENDED
                                                                  DECEMBER 31,            FOR THE PERIOD
                                                              --------------------          5/31/2001
ENTERPRISE DEEP VALUE FUND (CLASS C)                           2003         2002         THROUGH 12/31/01
---------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 7.57       $  9.90           $ 10.00
                                                              -------------------------------------------
Net Investment Income (Loss)(E).............................    0.03          0.01             (0.01)
Net Realized and Unrealized Gain (Loss) on Investments......    2.10         (2.32)            (0.06)
                                                              -------------------------------------------
Total from Investment Operations............................    2.13         (2.31)            (0.07)
                                                              -------------------------------------------
Dividends from Net Investment Income........................   (0.03)        (0.01)               --
Distributions from Capital Gains............................      --         (0.01)            (0.03)
                                                              -------------------------------------------
Total Distributions.........................................   (0.03)        (0.02)            (0.03)
                                                              -------------------------------------------
Net Asset Value End of Period...............................  $ 9.67       $  7.57           $  9.90
                                                              -------------------------------------------
Total Return(D).............................................   28.20%(C)    (23.38)%(C)        (0.71)%(B)
Net Assets End of Period (in thousands).....................  $5,020       $ 2,374           $ 2,039
Ratio of Expenses to Average Net Assets.....................    2.05%         2.05%             2.05%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................    2.61%         2.86%             4.88%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    0.35%         0.13%            (0.26)%(A)
Portfolio Turnover Rate.....................................      30%           43%               16%

                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
ENTERPRISE EQUITY FUND (CLASS A)                               2003          2002          2001          2000          1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $  3.86       $  5.50       $  6.81       $  7.26       $  6.47
                                                              ---------------------------------------------------------------
Net Investment Income (Loss)(E).............................    (0.06)        (0.06)        (0.07)        (0.07)        (0.01)
Net Realized and Unrealized Gain (Loss) on Investments......     2.02         (1.58)        (1.21)        (0.26)         1.11
                                                              ---------------------------------------------------------------
Total from Investment Operations............................     1.96         (1.64)        (1.28)        (0.33)         1.10
                                                              ---------------------------------------------------------------
Dividends from Net Investment Income........................       --            --            --            --            --
Distributions from Capital Gains............................       --            --         (0.03)        (0.12)        (0.31)
                                                              ---------------------------------------------------------------
Total Distributions.........................................       --            --         (0.03)        (0.12)        (0.31)
                                                              ---------------------------------------------------------------
Redemption Fees.............................................     0.00(F)       0.00(F)         --            --            --
                                                              ---------------------------------------------------------------
Net Asset Value End of Period...............................  $  5.82       $  3.86       $  5.50       $  6.81       $  7.26
                                                              ---------------------------------------------------------------
Total Return(C).............................................    50.78%       (29.82)%      (18.75)%       (4.82)%       17.15%
Net Assets End of Period (in thousands).....................  $74,468       $34,148       $55,677       $54,319       $ 8,139
Ratio of Expenses to Average Net Assets.....................     1.60%         1.60%         1.60%         1.60%         1.60%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     1.66%         1.78%         1.70%         1.79%         2.55%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    (1.24)%       (1.29)%       (1.21)%       (0.89)%       (0.11)%
Portfolio Turnover Rate.....................................       19%           15%           19%           27%          176%



                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
ENTERPRISE EQUITY FUND (CLASS B)                               2003          2002          2001          2000          1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $  3.76       $  5.38       $  6.69       $  7.17       $  6.43
                                                              ---------------------------------------------------------------
Net Investment Income (Loss)(E).............................    (0.09)        (0.08)        (0.10)        (0.11)        (0.04)
Net Realized and Unrealized Gain (Loss) on Investments......     1.96         (1.54)        (1.18)        (0.25)         1.09
                                                              ---------------------------------------------------------------
Total from Investment Operations............................     1.87         (1.62)        (1.28)        (0.36)         1.05
                                                              ---------------------------------------------------------------
Dividends from Net Investment Income........................       --            --            --            --            --
Distributions from Capital Gains............................       --            --         (0.03)        (0.12)        (0.31)
                                                              ---------------------------------------------------------------
Total Distributions.........................................       --            --         (0.03)        (0.12)        (0.31)
                                                              ---------------------------------------------------------------
Redemption Fees.............................................     0.00(F)         --            --            --            --
                                                              ---------------------------------------------------------------
Net Asset Value End of Period...............................  $  5.63       $  3.76       $  5.38       $  6.69       $  7.17
                                                              ---------------------------------------------------------------
Total Return(D).............................................    49.73%       (30.11)%      (19.09)%       (5.30)%       16.49%
Net Assets End of Period (in thousands).....................  $54,939       $32,037       $52,441       $55,021       $11,431
Ratio of Expenses to Average Net Assets.....................     2.15%         2.15%         2.15%         2.15%         2.15%
Ratio of Expenses to Average Net Assets.....................     2.22%         2.34%         2.25%         2.35%         3.10%
 (Excluding Reimbursement)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    (1.80)%       (1.84)%       (1.76)%       (1.44)%       (0.66)%
Portfolio Turnover Rate.....................................       19%           15%           19%           27%          176%



                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
ENTERPRISE EQUITY FUND (CLASS C)                               2003          2002          2001          2000          1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $  3.76       $  5.39       $  6.69       $  7.17       $  6.44
                                                              ---------------------------------------------------------------
Net Investment Income (Loss)(E).............................    (0.09)        (0.08)        (0.10)        (0.10)        (0.04)
Net Realized and Unrealized Gain (Loss) on Investments......     1.96         (1.55)        (1.17)        (0.26)         1.08
                                                              ---------------------------------------------------------------
Total from Investment Operations............................     1.87         (1.63)        (1.27)        (0.36)         1.04
                                                              ---------------------------------------------------------------
Dividends from Net Investment Income........................       --            --            --            --            --
Distributions from Capital Gains............................       --            --         (0.03)        (0.12)        (0.31)
                                                              ---------------------------------------------------------------
Total Distributions.........................................       --            --         (0.03)        (0.12)        (0.31)
                                                              ---------------------------------------------------------------
Redemption Fees.............................................     0.00(F)         --            --            --            --
                                                              ---------------------------------------------------------------
Net Asset Value End of Period...............................  $  5.63       $  3.76       $  5.39       $  6.69       $  7.17
                                                              ---------------------------------------------------------------
Total Return(D).............................................    49.73%(C)    (30.24)%(C)   (18.94)%       (5.30)%       16.30%
Net Assets End of Period (in thousands).....................  $38,988       $21,557       $35,995       $32,620       $ 2,144
Ratio of Expenses to Average Net Assets.....................     2.15%         2.15%         2.15%         2.15%         2.15%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     2.22%         2.34%         2.25%         2.33%         3.09%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    (1.80)%       (1.84)%       (1.76)%       (1.46)%       (0.64)%
Portfolio Turnover Rate.....................................       19%           15%           19%           27%          176%

                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
ENTERPRISE EQUITY INCOME FUND (CLASS A)                        2003          2002          2001          2000           1999
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 18.40       $ 22.12       $ 25.72       $ 27.48       $  26.89
                                                              ----------------------------------------------------------------
Net Investment Income (Loss)(E).............................     0.25          0.19          0.20          0.22           0.22
Net Realized and Unrealized Gain (Loss) on Investments......     4.58         (3.55)        (3.24)         1.10           1.69
                                                              ----------------------------------------------------------------
Total from Investment Operations............................     4.83         (3.36)        (3.04)         1.32           1.91
                                                              ----------------------------------------------------------------
Dividends from Net Investment Income........................    (0.25)        (0.19)        (0.18)        (0.22)         (0.20)
Distributions from Capital Gains............................       --         (0.17)        (0.38)        (2.86)         (1.12)
                                                              ----------------------------------------------------------------
Total Distributions.........................................    (0.25)        (0.36)        (0.56)        (3.08)         (1.32)
                                                              ----------------------------------------------------------------
Net Asset Value End of Period...............................  $ 22.98       $ 18.40       $ 22.12       $ 25.72       $  27.48
                                                              ----------------------------------------------------------------
Total Return(C).............................................    26.38%       (15.23)%      (11.83)%        5.44%          7.20%
Net Assets End of Period (in thousands).....................  $70,505       $60,165       $79,215       $95,009       $111,395
Ratio of Expenses to Average Net Assets.....................     1.50%         1.50%         1.50%         1.50%          1.50%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     1.65%         1.67%         1.58%         1.52%          1.51%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     1.33%         0.91%         0.84%         0.83%          0.76%
Portfolio Turnover Rate.....................................      105%           41%           48%           33%            32%



                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
ENTERPRISE EQUITY INCOME FUND (CLASS B)                        2003          2002          2001          2000           1999
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 18.11       $ 21.77       $ 25.32       $ 27.10       $  26.57
                                                              ----------------------------------------------------------------
Net Investment Income (Loss)(E).............................     0.15          0.07          0.07          0.07           0.06
Net Realized and Unrealized Gain (Loss) on Investments......     4.49         (3.48)        (3.18)         1.09           1.65
                                                              ----------------------------------------------------------------
Total from Investment Operations............................     4.64         (3.41)        (3.11)         1.16           1.71
                                                              ----------------------------------------------------------------
Dividends from Net Investment Income........................    (0.15)        (0.08)        (0.06)        (0.08)         (0.06)
Distributions from Capital Gains............................       --         (0.17)        (0.38)        (2.86)         (1.12)
                                                              ----------------------------------------------------------------
Total Distributions.........................................    (0.15)        (0.25)        (0.44)        (2.94)         (1.18)
                                                              ----------------------------------------------------------------
Net Asset Value End of Period...............................  $ 22.60       $ 18.11       $ 21.77       $ 25.32       $  27.10
                                                              ----------------------------------------------------------------
Total Return(D).............................................    25.68%       (15.67)%      (12.28)%        4.88%          6.55%
Net Assets End of Period (in thousands).....................  $37,491       $30,879       $38,273       $40,221       $ 44,574
Ratio of Expenses to Average Net Assets.....................     2.05%         2.05%         2.05%         2.05%          2.05%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     2.19%         2.22%         2.13%         2.07%          2.07%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     0.78%         0.36%         0.29%         0.28%          0.20%
Portfolio Turnover Rate.....................................      105%           41%           48%           33%            32%



                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
ENTERPRISE EQUITY INCOME FUND (CLASS C)                        2003          2002          2001          2000           1999
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 18.23       $ 21.92       $ 25.49       $ 27.26       $  26.70
                                                              ----------------------------------------------------------------
Net Investment Income (Loss)(E).............................     0.15          0.07          0.07          0.07           0.06
Net Realized and Unrealized Gain (Loss) on Investments......     4.52         (3.51)        (3.20)         1.10           1.69
                                                              ----------------------------------------------------------------
Total from Investment Operations............................     4.67         (3.44)        (3.13)         1.17           1.75
                                                              ----------------------------------------------------------------
Dividends from Net Investment Income........................    (0.15)        (0.08)        (0.06)        (0.08)         (0.07)
Distributions from Capital Gains............................       --         (0.17)        (0.38)        (2.86)         (1.12)
                                                              ----------------------------------------------------------------
Total Distributions.........................................    (0.15)        (0.25)        (0.44)        (2.94)         (1.19)
                                                              ----------------------------------------------------------------
Net Asset Value End of Period...............................  $ 22.75       $ 18.23       $ 21.92       $ 25.49       $  27.26
                                                              ----------------------------------------------------------------
Total Return(D).............................................    25.70%(C)    (15.69)%(C)   (12.28)%        4.89%          6.64%
Net Assets End of Period (in thousands).....................  $ 9,452       $ 6,829       $ 8,093       $ 8,391       $  9,338
Ratio of Expenses to Average Net Assets.....................     2.05%         2.05%         2.05%         2.05%          2.05%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     2.19%         2.22%         2.13%         2.07%          2.07%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     0.78%         0.36%         0.29%         0.28%          0.20%
Portfolio Turnover Rate.....................................      105%           41%           48%           33%            32%

                                                                                 YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
ENTERPRISE GROWTH FUND (CLASS A)                           2003           2002           2001            2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period....................  $  13.64       $  17.78       $  20.52       $    24.55       $    21.07
                                                         ------------------------------------------------------------------------
Net Investment Income (Loss)(E)........................     (0.03)         (0.05)         (0.06)           (0.09)           (0.12)
Net Realized and Unrealized Gain (Loss) on
 Investments...........................................      2.25          (4.09)         (2.68)           (1.88)            4.73
                                                         ------------------------------------------------------------------------
Total from Investment Operations.......................      2.22          (4.14)         (2.74)           (1.97)            4.61
                                                         ------------------------------------------------------------------------
Dividends from Net Investment Income...................        --             --             --               --               --
Distributions from Capital Gains.......................        --             --             --            (2.06)           (1.13)
                                                         ------------------------------------------------------------------------
Total Distributions....................................        --             --             --            (2.06)           (1.13)
                                                         ------------------------------------------------------------------------
Redemption Fees........................................      0.00(F)        0.00(F)          --               --               --
                                                         ------------------------------------------------------------------------
Net Asset Value End of Period..........................  $  15.86       $  13.64       $  17.78       $    20.52       $    24.55
                                                         ------------------------------------------------------------------------
Total Return(C)........................................     16.28%        (23.28)%       (13.35)%          (7.94)%          22.08%
Net Assets End of Period (in thousands)................  $960,098       $689,196       $820,971       $1,029,590       $1,268,022
Ratio of Expenses to Average Net Assets................      1.55%          1.58%          1.49%            1.41%            1.40%
Ratio of Net Investment Income (Loss) to Average Net
 Assets................................................     (0.18)%        (0.30)%        (0.36)%          (0.41)%          (0.51)%
Portfolio Turnover Rate................................        38%            43%            52%              65%              38%



                                                                                 YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
ENTERPRISE GROWTH FUND (CLASS B)                           2003           2002           2001            2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period....................  $  13.00       $  17.04       $  19.76       $    23.84       $    20.62
                                                         ------------------------------------------------------------------------
Net Investment Income (Loss)(E)........................     (0.10)         (0.13)         (0.16)           (0.21)           (0.24)
Net Realized and Unrealized Gain (Loss) on
 Investments...........................................      2.13          (3.91)         (2.56)           (1.81)            4.59
                                                         ------------------------------------------------------------------------
Total from Investment Operations.......................      2.03          (4.04)         (2.72)           (2.02)            4.35
                                                         ------------------------------------------------------------------------
Dividends from Net Investment Income...................        --             --             --               --               --
Distributions from Capital Gains.......................        --             --             --            (2.06)           (1.13)
                                                         ------------------------------------------------------------------------
Total Distributions....................................        --             --             --            (2.06)           (1.13)
                                                         ------------------------------------------------------------------------
Redemption Fees........................................      0.00(F)          --             --               --               --
                                                         ------------------------------------------------------------------------
Net Asset Value End of Period..........................  $  15.03       $  13.00       $  17.04       $    19.76       $    23.84
                                                         ------------------------------------------------------------------------
Total Return(D)........................................     15.62%        (23.71)%       (13.77)%          (8.40)%          21.30%
Net Assets End of Period (in thousands)................  $461,562       $426,757       $605,432       $  736,423       $  811,706
Ratio of Expenses to Average Net Assets................      2.10%          2.12%          2.04%            1.96%            1.95%
Ratio of Net Investment Income (Loss) to Average Net
 Assets................................................     (0.73)%        (0.85)%        (0.91)%          (0.95)%          (1.06)%
Portfolio Turnover Rate................................        38%            43%            52%              65%              38%



                                                                                 YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
ENTERPRISE GROWTH FUND (CLASS C)                           2003           2002           2001            2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period....................  $  13.18       $  17.27       $  20.04       $    24.14       $    20.87
                                                         ------------------------------------------------------------------------
Net Investment Income (Loss)(E)........................     (0.10)         (0.13)         (0.16)           (0.21)           (0.24)
Net Realized and Unrealized Gain (Loss) on
 Investments...........................................      2.16          (3.96)         (2.61)           (1.83)            4.64
                                                         ------------------------------------------------------------------------
Total from Investment Operations.......................      2.06          (4.09)         (2.77)           (2.04)            4.40
                                                         ------------------------------------------------------------------------
Dividends from Net Investment Income...................        --             --             --               --               --
Distributions from Capital Gains.......................        --             --             --            (2.06)           (1.13)
                                                         ------------------------------------------------------------------------
Total Distributions....................................        --             --             --            (2.06)           (1.13)
                                                         ------------------------------------------------------------------------
Redemption Fees........................................      0.00(F)          --             --               --               --
                                                         ------------------------------------------------------------------------
Net Asset Value End of Period..........................  $  15.24       $  13.18       $  17.27       $    20.04       $    24.14
                                                         ------------------------------------------------------------------------
Total Return(D)........................................     15.63%(C)     (23.68)%(C)    (13.82)%          (8.38)%          21.28%
Net Assets End of Period (in thousands)................  $211,086       $174,419       $214,230       $  253,834       $  294,683
Ratio of Expenses to Average Net Assets................      2.10%          2.13%          2.04%            1.96%            1.95%
Ratio of Net Investment Income (Loss) to Average Net
 Assets................................................     (0.73)%        (0.85)%        (0.91)%          (0.96)%          (1.07)%
Portfolio Turnover Rate................................        38%            43%            52%              65%              38%

                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
ENTERPRISE GROWTH AND INCOME FUND (CLASS A)                    2003          2002           2001           2000          1999
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 24.11       $ 32.88       $  38.55       $  38.57       $ 29.01
                                                              -----------------------------------------------------------------
Net Investment Income (Loss)(E).............................     0.09          0.03           0.07           0.06          0.00(F)
Net Realized and Unrealized Gain (Loss) on Investments......     6.35         (8.80)         (5.59)         (0.08)         9.57
                                                              -----------------------------------------------------------------
Total from Investment Operations............................     6.44         (8.77)         (5.52)         (0.02)         9.57
                                                              -----------------------------------------------------------------
Dividends from Net Investment Income........................    (0.03)           --             --             --            --
Distributions from Capital Gains............................       --            --          (0.15)            --         (0.01)
                                                              -----------------------------------------------------------------
Total Distributions.........................................    (0.03)           --          (0.15)            --         (0.01)
                                                              -----------------------------------------------------------------
Net Asset Value End of Period...............................  $ 30.52       $ 24.11       $  32.88       $  38.55       $ 38.57
                                                              -----------------------------------------------------------------
Total Return(C).............................................    26.71%       (26.67)%       (14.32)%        (0.05)%       32.97%
Net Assets End of Period (in thousands).....................  $60,352       $50,361       $ 84,159       $ 94,885       $65,759
Ratio of Expenses to Average Net Assets.....................     1.50%         1.50%          1.50%          1.50%         1.50%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     1.74%         1.71%          1.59%          1.54%         1.64%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     0.37%         0.11%          0.21%          0.15%         0.00%
Portfolio Turnover Rate.....................................      118%           17%             3%            10%            3%



                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
ENTERPRISE GROWTH AND INCOME FUND (CLASS B)                    2003          2002           2001           2000          1999
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 23.49       $ 32.22       $  37.99       $  38.20       $ 28.90
                                                              -----------------------------------------------------------------
Net Investment Income (Loss)(E).............................    (0.05)        (0.12)         (0.12)         (0.16)        (0.18)
Net Realized and Unrealized Gain (Loss) on Investments......     6.16         (8.61)         (5.50)         (0.05)         9.49
                                                              -----------------------------------------------------------------
Total from Investment Operations............................     6.11         (8.73)         (5.62)         (0.21)         9.31
                                                              -----------------------------------------------------------------
Dividends from Net Investment Income........................       --            --             --             --            --
Distributions from Capital Gains............................       --            --          (0.15)            --         (0.01)
                                                              -----------------------------------------------------------------
Total Distributions.........................................       --            --          (0.15)            --         (0.01)
                                                              -----------------------------------------------------------------
Net Asset Value End of Period...............................  $ 29.60       $ 23.49       $  32.22       $  37.99       $ 38.20
                                                              -----------------------------------------------------------------
Total Return(D).............................................    26.01%       (27.09)%       (14.80)%        (0.55)%       32.20%
Net Assets End of Period (in thousands).....................  $84,510       $73,049       $118,866       $124,127       $74,597
Ratio of Expenses to Average Net Assets.....................     2.05%         2.05%          2.05%          2.05%         2.05%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     2.29%         2.26%          2.14%          2.09%         2.19%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    (0.18)%       (0.43)%        (0.35)%        (0.40)%       (0.56)%
Portfolio Turnover Rate.....................................      118%           17%             3%            10%            3%



                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
ENTERPRISE GROWTH AND INCOME FUND (CLASS C)                    2003          2002           2001           2000          1999
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 23.52       $ 32.25       $  38.03       $  38.24       $ 28.91
                                                              -----------------------------------------------------------------
Net Investment Income (Loss)(E).............................    (0.05)        (0.12)         (0.12)         (0.16)        (0.19)
Net Realized and Unrealized Gain (Loss) on Investments......     6.17         (8.61)         (5.51)         (0.05)         9.53
                                                              -----------------------------------------------------------------
Total from Investment Operations............................     6.12         (8.73)         (5.63)         (0.21)         9.34
                                                              -----------------------------------------------------------------
Dividends from Net Investment Income........................       --            --             --             --            --
Distributions from Capital Gains............................       --            --          (0.15)            --         (0.01)
                                                              -----------------------------------------------------------------
Total Distributions.........................................       --            --          (0.15)            --         (0.01)
                                                              -----------------------------------------------------------------
Net Asset Value End of Period...............................  $ 29.64       $ 23.52       $  32.25       $  38.03       $ 38.24
                                                              -----------------------------------------------------------------
Total Return(D).............................................    26.02%(C)    (27.07)%(C)    (14.81)%        (0.55)%       32.29%
Net Assets End of Period (in thousands).....................  $15,884       $13,380       $ 22,263       $ 22,239       $13,710
Ratio of Expenses to Average Net Assets.....................     2.05%         2.05%          2.05%          2.05%         2.05%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     2.29%         2.26%          2.14%          2.09%         2.20%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    (0.18)%       (0.43)%        (0.35)%        (0.40)%       (0.58)%
Portfolio Turnover Rate.....................................      118%           17%             3%            10%            3%

                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
ENTERPRISE INTERNATIONAL GROWTH FUND (CLASS A)                 2003          2002          2001          2000          1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 10.30       $ 12.82       $ 18.35       $ 23.81       $ 18.89
                                                              ---------------------------------------------------------------
Net Investment Income (Loss)(E).............................     0.01          0.04         (0.07)        (0.16)        (0.11)
Net Realized and Unrealized Gain (Loss) on Investments......     3.04         (2.58)        (5.49)        (4.53)         7.37
                                                              ---------------------------------------------------------------
Total from Investment Operations............................     3.05         (2.54)        (5.56)        (4.69)         7.26
                                                              ---------------------------------------------------------------
Dividends from Net Investment Income........................       --            --            --            --         (0.16)
Distributions from Capital Gains............................       --            --            --         (0.77)        (2.18)
                                                              ---------------------------------------------------------------
Total Distributions.........................................       --            --            --         (0.77)        (2.34)
                                                              ---------------------------------------------------------------
Redemption Fees.............................................     0.04          0.02          0.03            --            --
                                                              ---------------------------------------------------------------
Net Asset Value End of Period...............................  $ 13.39       $ 10.30       $ 12.82       $ 18.35       $ 23.81
                                                              ---------------------------------------------------------------
Total Return(C).............................................    30.00%       (19.66)%      (30.14)%      (19.75)%       39.76%
Net Assets End of Period (in thousands).....................  $30,444       $23,226       $34,589       $49,770       $55,426
Ratio of Expenses to Average Net Assets.....................     1.85%         1.85%         1.96%         1.85%         1.94%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     1.95%         2.10%         1.96%         1.85%         1.94%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     0.06%         0.35%        (0.50)%       (0.76)%       (0.53)%
Portfolio Turnover Rate.....................................       56%          182%           99%           66%          131%



                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
ENTERPRISE INTERNATIONAL GROWTH FUND (CLASS B)                 2003          2002          2001          2000          1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $  9.89       $ 12.40       $ 17.89       $ 23.40       $ 18.62
                                                              ---------------------------------------------------------------
Net Investment Income (Loss)(E).............................    (0.05)        (0.02)        (0.16)        (0.27)        (0.21)
Net Realized and Unrealized Gain (Loss) on Investments......     2.87         (2.49)        (5.33)        (4.47)         7.23
                                                              ---------------------------------------------------------------
Total from Investment Operations............................     2.82         (2.51)        (5.49)        (4.74)         7.02
                                                              ---------------------------------------------------------------
Dividends from Net Investment Income........................       --            --            --            --         (0.06)
Distributions from Capital Gains............................       --            --            --         (0.77)        (2.18)
                                                              ---------------------------------------------------------------
Total Distributions.........................................       --            --            --         (0.77)        (2.24)
                                                              ---------------------------------------------------------------
Redemption Fees.............................................     0.07            --            --            --            --
                                                              ---------------------------------------------------------------
Net Asset Value End of Period...............................  $ 12.78       $  9.89       $ 12.40       $ 17.89       $ 23.40
                                                              ---------------------------------------------------------------
Total Return(D).............................................    29.22%       (20.24)%      (30.69)%(B)   (20.32)%       39.02%
Net Assets End of Period (in thousands).....................  $21,726       $16,905       $21,738       $26,569       $23,475
Ratio of Expenses to Average Net Assets.....................     2.40%         2.40%         2.53%         2.40%         2.48%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     2.50%         2.65%         2.53%         2.40%         2.48%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    (0.49)%       (0.21)%       (1.13)%       (1.32)%       (1.10)%
Portfolio Turnover Rate.....................................       56%          182%           99%           66%          131%



                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
ENTERPRISE INTERNATIONAL GROWTH FUND (CLASS C)                 2003          2002          2001          2000          1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $  9.97       $ 12.50       $ 18.04       $ 23.59       $ 18.77
                                                              ---------------------------------------------------------------
Net Investment Income (Loss)(E).............................    (0.05)        (0.02)        (0.15)        (0.27)        (0.22)
Net Realized and Unrealized Gain (Loss) on Investments......     2.89         (2.52)        (5.39)        (4.51)         7.29
                                                              ---------------------------------------------------------------
Total from Investment Operations............................     2.84         (2.54)        (5.54)        (4.78)         7.07
                                                              ---------------------------------------------------------------
Dividends from Net Investment Income........................       --            --            --            --         (0.07)
Distributions from Capital Gains............................       --            --            --         (0.77)        (2.18)
                                                              ---------------------------------------------------------------
Total Distributions.........................................       --            --            --         (0.77)        (2.25)
                                                              ---------------------------------------------------------------
Redemption Fees.............................................     0.07          0.01            --            --            --
                                                              ---------------------------------------------------------------
Net Asset Value End of Period...............................  $ 12.88       $  9.97       $ 12.50       $ 18.04       $ 23.59
                                                              ---------------------------------------------------------------
Total Return(D).............................................    29.19%(C)    (20.24)%(C)   (30.71)%      (20.33)%       38.95%
Net Assets End of Period (in thousands).....................  $ 8,718       $ 6,375       $ 8,512       $ 7,750       $ 5,771
Ratio of Expenses to Average Net Assets.....................     2.40%         2.40%         2.52%         2.40%         2.48%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     2.50%         2.65%         2.52%         2.40%         2.48%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    (0.51)%       (0.19)%       (1.12)%       (1.32)%       (1.12)%
Portfolio Turnover Rate.....................................       56%          182%           99%           66%          131%

                                                                                 YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------
ENTERPRISE GLOBAL FINANCIAL SERVICES FUND (CLASS A)            2003          2002         2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $  5.11       $ 5.82       $  6.62       $  5.58       $ 6.05
                                                              -------------------------------------------------------------
Net Investment Income (Loss)E...............................     0.07         0.09          0.04          0.05         0.06
Net Realized and Unrealized Gain (Loss) on Investments......     1.88        (0.63)        (0.60)         1.17        (0.37)
                                                              -------------------------------------------------------------
Total from Investment Operations............................     1.95        (0.54)        (0.56)         1.22        (0.31)
                                                              -------------------------------------------------------------
Dividends from Net Investment Income........................    (0.07)       (0.08)        (0.05)        (0.05)       (0.04)
Distributions from Capital Gains............................    (0.02)       (0.09)        (0.19)        (0.13)       (0.12)
                                                              -------------------------------------------------------------
Total Distributions.........................................    (0.09)       (0.17)        (0.24)        (0.18)       (0.16)
                                                              -------------------------------------------------------------
Redemption Fees.............................................     0,00(F)        --            --            --           --
                                                              -------------------------------------------------------------
Net Asset Value End of Period...............................  $  6.97       $ 5.11       $  5.82       $  6.62       $ 5.58
                                                              -------------------------------------------------------------
Total Return(C).............................................    38.21%       (9.21)%       (8.37)%       21.90%       (5.01)%
Net Assets End of Period (in thousands).....................  $11,152       $8,760       $13,715       $15,674       $5,179
Ratio of Expenses to Average Net Assets.....................     1.75%        1.75%         1.75%         1.75%        1.75%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     1.96%        1.99%         1.92%         2.03%        2.92%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     1.32%        1.55%         0.67%         0.90%        1.00%
Portfolio Turnover Rate.....................................       87%           9%           56%           26%          16%



                                                                                 YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------
ENTERPRISE GLOBAL FINANCIAL SERVICES FUND (CLASS B)            2003          2002         2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $  5.08       $ 5.78       $  6.57       $  5.55       $ 6.03
                                                              -------------------------------------------------------------
Net Investment Income (Loss)(E).............................     0.04         0.05          0.01          0.02         0.03
Net Realized and Unrealized Gain (Loss) on Investments......     1.86        (0.61)        (0.59)         1.15        (0.37)
                                                              -------------------------------------------------------------
Total from Investment Operations............................     1.90        (0.56)        (0.58)         1.17        (0.34)
                                                              -------------------------------------------------------------
Dividends from Net Investment Income........................    (0.04)       (0.05)        (0.02)        (0.02)       (0.02)
Distributions from Capital Gains............................    (0.02)       (0.09)        (0.19)        (0.13)       (0.12)
                                                              -------------------------------------------------------------
Total Distributions.........................................    (0.06)       (0.14)        (0.21)        (0.15)       (0.14)
                                                              -------------------------------------------------------------
Redemption Fees.............................................     0.00(F)        --            --            --           --
                                                              -------------------------------------------------------------
Net Asset Value End of Period...............................  $  6.92       $ 5.08       $  5.78       $  6.57       $ 5.55
                                                              -------------------------------------------------------------
Total Return(D).............................................    37.41%       (9.58)%       (8.84)%       21.18%       (5.50)%
Net Assets End of Period (in thousands).....................  $10,264       $7,725       $ 9,429       $10,252       $4,661
Ratio of Expenses to Average Net Assets.....................     2.30%        2.30%         2.30%         2.30%        2.30%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     2.51%        2.55%         2.47%         2.61%        3.49%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     0.77%        0.96%         0.14%         0.31%        0.44%
Portfolio Turnover Rate.....................................       87%           9%           56%           26%          16%



                                                                                 YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------
ENTERPRISE GLOBAL FINANCIAL SERVICES FUND (CLASS C)            2003          2002         2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $  5.07       $ 5.78       $  6.57       $  5.56       $ 6.03
                                                              -------------------------------------------------------------
Net Investment Income (Loss)(E).............................     0.05         0.06          0.01          0.02         0.02
Net Realized and Unrealized Gain (Loss) on Investments......     1.85        (0.63)        (0.59)         1.15        (0.34)
                                                              -------------------------------------------------------------
Total from Investment Operations............................     1.90        (0.57)        (0.58)         1.17        (0.32)
                                                              -------------------------------------------------------------
Dividends from Net Investment Income........................    (0.05)       (0.05)        (0.02)        (0.03)       (0.03)
Distributions from Capital Gains............................    (0.02)       (0.09)        (0.19)        (0.13)       (0.12)
                                                              -------------------------------------------------------------
Total Distributions.........................................    (0.07)       (0.14)        (0.21)        (0.16)       (0.15)
                                                              -------------------------------------------------------------
Redemption Fees.............................................     0.00(F)        --            --            --           --
                                                              -------------------------------------------------------------
Net Asset Value End of Period...............................  $  6.90       $ 5.07       $  5.78       $  6.57       $ 5.56
                                                              -------------------------------------------------------------
Total Return(D).............................................    37.48%(C)    (9.80)%(C)    (8.73)%       21.07%       (5.31)%
Net Assets End of Period (in thousands).....................  $ 2,980       $1,553       $ 2,056       $ 1,903       $  718
Ratio of Expenses to Average Net Assets.....................     2.30%        2.30%         2.30%         2.30%        2.30%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     2.49%        2.54%         2.47%         2.59%        3.50%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     0.65%        0.98%         0.10%         0.27%        0.39%
Portfolio Turnover Rate.....................................       87%           9%           56%           26%          16%

                                                                     YEAR ENDED DECEMBER 31,              FOR THE PERIOD
                                                              --------------------------------------        9/29/2000
ENTERPRISE GLOBAL SOCIALLY RESPONSIVE FUND (CLASS A)            2003           2002           2001       THROUGH 12/31/00
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $   7.09       $   8.69       $   9.75        $    10.00
                                                              -----------------------------------------------------------
Net Investment Income (Loss)(E).............................      0.01           0.00(F)        0.01              0.08
Net Realized and Unrealized Gain (Loss) on Investments......      1.86          (1.63)         (1.05)            (0.33)
                                                              -----------------------------------------------------------
Total from Investment Operations............................      1.87          (1.63)         (1.04)            (0.25)
                                                              -----------------------------------------------------------
Dividends from Net Investment Income........................        --             --             --                --
Distributions from Capital Gains............................        --             --          (0.02)               --
                                                              -----------------------------------------------------------
Total Distributions.........................................        --             --          (0.02)               --
                                                              -----------------------------------------------------------
Redemption Fees.............................................        --           0.03             --                --
                                                              -----------------------------------------------------------
Net Asset Value End of Period...............................  $   8.96       $   7.09       $   8.69        $     9.75
                                                              -----------------------------------------------------------
Total Return(C).............................................     26.38%        (18.41)%       (10.70)%           (2.50)%(B)
Net Assets End of Period (in thousands).....................  $  3,640       $  2,314       $  2,053        $    1,103
Ratio of Expenses to Average Net Assets.....................      1.75%          1.75%          1.75%             1.75%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................      3.28%          3.55%          4.05%            13.03%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................      0.08%          0.01%          0.10%             0.88%(A)
Portfolio Turnover Rate.....................................        39%            32%            44%               16%



                                                                     YEAR ENDED DECEMBER 31,              FOR THE PERIOD
                                                              --------------------------------------        9/29/2000
ENTERPRISE GLOBAL SOCIALLY RESPONSIVE FUND (CLASS B)            2003           2002           2001       THROUGH 12/31/00
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $   7.00       $   8.62       $   9.74        $    10.00
                                                              -----------------------------------------------------------
Net Investment Income (Loss)(E).............................     (0.04)         (0.04)         (0.04)             0.03
Net Realized and Unrealized Gain (Loss) on Investments......      1.84          (1.60)         (1.06)            (0.29)
                                                              -----------------------------------------------------------
Total from Investment Operations............................      1.80          (1.64)         (1.10)            (0.26)
                                                              -----------------------------------------------------------
Dividends from Net Investment Income........................        --             --             --                --
Distributions from Capital Gains............................        --             --          (0.02)               --
                                                              -----------------------------------------------------------
Total Distributions.........................................        --             --          (0.02)               --
                                                              -----------------------------------------------------------
Redemption Fees.............................................        --           0.02             --                --
                                                              -----------------------------------------------------------
Net Asset Value End of Period...............................  $   8.80       $   7.00       $   8.62        $     9.74
                                                              -----------------------------------------------------------
Total Return(D).............................................     25.71%        (18.79)%       (11.33)%           (2.60)%(B)
Net Assets End of Period (in thousands).....................  $  1,903       $  1,057       $  1,036        $      588
Ratio of Expenses to Average Net Assets.....................      2.30%          2.30%          2.30%             2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................      3.83%          4.08%          4.61%            13.58%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     (0.48)%        (0.53)%        (0.43)%            0.33%(A)
Portfolio Turnover Rate.....................................        39%            32%            44%               16%



                                                                     YEAR ENDED DECEMBER 31,              FOR THE PERIOD
                                                              --------------------------------------        9/29/2000
ENTERPRISE GLOBAL SOCIALLY RESPONSIVE FUND (CLASS C)            2003           2002           2001       THROUGH 12/31/00
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $   6.99       $   8.62       $   9.74        $    10.00
                                                              -----------------------------------------------------------
Net Investment Income (Loss)(E).............................     (0.04)         (0.04)         (0.04)             0.04
Net Realized and Unrealized Gain (Loss) on Investments......      1.84          (1.61)         (1.06)            (0.30)
                                                              -----------------------------------------------------------
Total from Investment Operations............................      1.80          (1.65)         (1.10)            (0.26)
                                                              -----------------------------------------------------------
Dividends from Net Investment Income........................        --             --             --                --
Distributions from Capital Gains............................        --             --          (0.02)               --
                                                              -----------------------------------------------------------
Total Distributions.........................................        --             --          (0.02)               --
                                                              -----------------------------------------------------------
Redemption Fees.............................................        --           0.02             --                --
                                                              -----------------------------------------------------------
Net Asset Value End of Period...............................  $   8.79       $   6.99       $   8.62        $     9.74
                                                              -----------------------------------------------------------
Total Return(D).............................................     25.75%(C)     (18.91)%(C)    (11.33)%           (2.60)%(B)
Net Assets End of Period (in thousands).....................  $  1,439       $    632       $    475        $      361
Ratio of Expenses to Average Net Assets.....................      2.30%          2.30%          2.30%             2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................      3.80%          4.14%          4.63%            13.58%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     (0.51)%        (0.57)%        (0.43)%            0.45%(A)
Portfolio Turnover Rate.....................................        39%            32%            44%               16%

                                                                      YEAR ENDED
                                                                     DECEMBER 31,              FOR THE PERIOD
                                                                ----------------------            2/28/01
ENTERPRISE MERGERS AND ACQUISITIONS FUND (CLASS A)               2003           2002          THROUGH 12/31/01
--------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................    $  9.70        $ 10.10            $ 10.00
                                                                ----------------------------------------------
Net Investment Income (Loss)(E).............................      (0.06)         (0.02)              0.01
Net Realized and Unrealized Gain (Loss) on Investments......       1.56          (0.31)              0.21
                                                                ----------------------------------------------
Total from Investment Operations............................       1.50          (0.33)              0.22
                                                                ----------------------------------------------
Dividends from Net Investment Income........................         --             --                 --
Distributions from Capital Gains............................      (0.15)         (0.07)             (0.12)
                                                                ----------------------------------------------
Total Distributions.........................................      (0.15)         (0.07)             (0.12)
                                                                ----------------------------------------------
Net Asset Value End of Period...............................    $ 11.05        $  9.70            $ 10.10
                                                                ----------------------------------------------
Total Return(C).............................................      15.45%         (3.28)%             2.22%(B)
Net Assets End of Period (in thousands).....................    $67,912        $31,022            $23,876
Ratio of Expenses to Average Net Assets.....................       1.76%          1.83%              1.90%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................       1.76%          1.83%              2.11%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................      (0.57)%        (0.16)%             0.16%(A)
Portfolio Turnover Rate.....................................        233%           184%               238%



                                                                      YEAR ENDED
                                                                     DECEMBER 31,              FOR THE PERIOD
                                                                ----------------------            2/28/01
ENTERPRISE MERGERS AND ACQUISITIONS FUND (CLASS B)               2003           2002          THROUGH 12/31/01
--------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................    $  9.59        $ 10.05            $ 10.00
                                                                ----------------------------------------------
Net Investment Income (Loss)(E).............................      (0.11)         (0.07)             (0.03)
Net Realized and Unrealized Gain (Loss) on Investments......       1.54          (0.32)              0.20
                                                                ----------------------------------------------
Total from Investment Operations............................       1.43          (0.39)              0.17
                                                                ----------------------------------------------
Dividends from Net Investment Income........................         --             --                 --
Distributions from Capital Gains............................      (0.15)         (0.07)             (0.12)
                                                                ----------------------------------------------
Total Distributions.........................................      (0.15)         (0.07)             (0.12)
                                                                ----------------------------------------------
Net Asset Value End of Period...............................    $ 10.87        $  9.59            $ 10.05
                                                                ----------------------------------------------
Total Return(D).............................................      14.90%         (3.89)%             1.72%(B)
Net Assets End of Period (in thousands).....................    $35,564        $23,554            $21,195
Ratio of Expenses to Average Net Assets.....................       2.31%          2.38%              2.45%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................       2.31%          2.38%              2.66%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................      (1.12)%        (0.71)%            (0.37)%(A)
Portfolio Turnover Rate.....................................        233%           184%               238%



                                                                      YEAR ENDED
                                                                     DECEMBER 31,              FOR THE PERIOD
                                                                ----------------------            2/28/01
ENTERPRISE MERGERS AND ACQUISITIONS FUND (CLASS C)               2003           2002          THROUGH 12/31/01
--------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................    $  9.60        $ 10.05            $ 10.00
                                                                ----------------------------------------------
Net Investment Income (Loss)(E).............................      (0.11)         (0.07)             (0.03)
Net Realized and Unrealized Gain (Loss) on Investments......       1.53          (0.31)              0.20
                                                                ----------------------------------------------
Total from Investment Operations............................       1.42          (0.38)              0.17
                                                                ----------------------------------------------
Dividends from Net Investment Income........................         --             --                 --
Distributions from Capital Gains............................      (0.15)         (0.07)             (0.12)
                                                                ----------------------------------------------
Total Distributions.........................................      (0.15)         (0.07)             (0.12)
                                                                ----------------------------------------------
Net Asset Value End of Period...............................    $ 10.87        $  9.60            $ 10.05
                                                                ----------------------------------------------
Total Return(D).............................................      14.78%(C)      (3.79)%(C)          1.72%(B)
Net Assets End of Period (in thousands).....................    $42,882        $18,229            $11,543
Ratio of Expenses to Average Net Assets.....................       2.31%          2.39%              2.45%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................       2.31%          2.39%              2.66%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................      (1.12)%        (0.72)%            (0.37)%(A)
Portfolio Turnover Rate.....................................        233%           184%               238%

                                                                         YEAR ENDED DECEMBER 31,                  FOR THE PERIOD
                                                            -------------------------------------------------        7/1/1999
ENTERPRISE TECHNOLOGY FUND (CLASS A)                         2003          2002          2001          2000      THROUGH 12/31/99
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.......................  $  5.28       $ 10.22       $ 15.47       $ 31.72        $  10.00
                                                            ---------------------------------------------------------------------
Net Investment Income (Loss)(E)...........................    (0.12)        (0.12)        (0.17)        (0.47)          (0.12)
Net Realized and Unrealized Gain (Loss) on Investments....     4.18         (4.82)        (5.08)       (15.68)          22.19
                                                            ---------------------------------------------------------------------
Total from Investment Operations..........................     4.06         (4.94)        (5.25)       (16.15)          22.07
                                                            ---------------------------------------------------------------------
Dividends from Net Investment Income......................       --            --            --            --              --
Distributions from Capital Gains..........................       --            --            --         (0.10)          (0.35)
                                                            ---------------------------------------------------------------------
Total Distributions.......................................       --            --            --         (0.10)          (0.35)
                                                            ---------------------------------------------------------------------
Redemption Fees...........................................     0.00(F)       0.00(F)       0.00(F)         --              --
                                                            ---------------------------------------------------------------------
Net Asset Value End of Period.............................  $  9.34       $  5.28       $ 10.22       $ 15.47        $  31.72
                                                            ---------------------------------------------------------------------
Total Return(C)...........................................    76.89%       (48.34)%      (33.94)%      (51.10)%        220.79%(B)
Net Assets End of Period (in thousands)...................  $33,008       $18,684       $49,028       $90,800        $119,283
Ratio of Expenses to Average Net Assets...................     1.90%         1.90%         1.90%         1.86%           1.90%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)...........................................     2.34%         2.56%         2.11%         1.86%           2.04%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets...................................................    (1.65)%       (1.68)%       (1.36)%       (1.64)%         (1.28)%(A)
Portfolio Turnover Rate...................................      233%          322%          331%          256%             31%



                                                                         YEAR ENDED DECEMBER 31,                  FOR THE PERIOD
                                                            -------------------------------------------------        7/1/1999
ENTERPRISE TECHNOLOGY FUND (CLASS B)                         2003          2002          2001          2000      THROUGH 12/31/99
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.......................  $  5.19       $ 10.10       $ 15.36       $ 31.65        $  10.00
                                                            ---------------------------------------------------------------------
Net Investment Income (Loss)(E)...........................    (0.16)        (0.15)        (0.23)        (0.62)          (0.18)
Net Realized and Unrealized Gain (Loss) on Investments....     4.10         (4.76)        (5.03)       (15.57)          22.18
                                                            ---------------------------------------------------------------------
Total from Investment Operations..........................     3.94         (4.91)        (5.26)       (16.19)          22.00
                                                            ---------------------------------------------------------------------
Dividends from Net Investment Income......................       --            --            --            --              --
Distributions from Capital Gains..........................       --            --            --         (0.10)          (0.35)
                                                            ---------------------------------------------------------------------
Total Distributions.......................................       --            --            --         (0.10)          (0.35)
                                                            ---------------------------------------------------------------------
Redemption Fees...........................................     0.00(F)         --            --            --              --
                                                            ---------------------------------------------------------------------
Net Asset Value End of Period.............................  $  9.13       $  5.19       $ 10.10       $ 15.36        $  31.65
                                                            ---------------------------------------------------------------------
Total Return(D)...........................................    75.92%       (48.61)%      (34.24)%      (51.34)%        220.09%(B)
Net Assets End of Period (in thousands)...................  $45,001       $26,016       $57,356       $98,049        $107,176
Ratio of Expenses to Average Net Assets...................     2.45%         2.45%         2.45%         2.41%           2.45%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)...........................................     2.89%         3.12%         2.66%         2.41%           2.56%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets...................................................    (2.21)%       (2.23)%       (1.91)%       (2.20)%         (1.85)%(A)
Portfolio Turnover Rate...................................      233%          322%          331%          256%             31%



                                                                         YEAR ENDED DECEMBER 31,                  FOR THE PERIOD
                                                            -------------------------------------------------        7/1/1999
ENTERPRISE TECHNOLOGY FUND (CLASS C)                         2003          2002          2001          2000      THROUGH 12/31/99
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.......................  $  5.19       $ 10.09       $ 15.35       $ 31.65        $  10.00
                                                            ---------------------------------------------------------------------
Net Investment Income (Loss)(E)...........................    (0.16)        (0.15)        (0.23)        (0.63)          (0.17)
Net Realized and Unrealized Gain (Loss) on Investments....     4.09         (4.75)        (5.03)       (15.57)          22.17
                                                            ---------------------------------------------------------------------
Total from Investment Operations..........................     3.93         (4.90)        (5.26)       (16.20)          22.00
                                                            ---------------------------------------------------------------------
Dividends from Net Investment Income......................       --            --            --            --              --
Distributions from Capital Gains..........................       --            --            --         (0.10)          (0.35)
                                                            ---------------------------------------------------------------------
Total Distributions.......................................       --            --            --         (0.10)          (0.35)
                                                            ---------------------------------------------------------------------
Redemption Fees...........................................     0.00(F)         --            --            --              --
                                                            ---------------------------------------------------------------------
Net Asset Value End of Period.............................  $  9.12       $  5.19       $ 10.09       $ 15.35        $  31.65
                                                            ---------------------------------------------------------------------
Total Return(D)...........................................    75.72%(C)    (48.56)%(C)   (34.27)%      (51.37)%        220.09%(B)
Net Assets End of Period (in thousands)...................  $11,916       $ 6,211       $15,021       $31,162        $ 35,448
Ratio of Expenses to Average Net Assets...................     2.45%         2.45%         2.45%         2.41%           2.45%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)...........................................     2.88%         3.11%         2.66%         2.41%           2.57%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets...................................................    (2.20)%       (2.23)%       (1.90)%       (2.20)%         (1.84)%(A)
Portfolio Turnover Rate...................................      233%          322%          331%          256%             31%

                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
ENTERPRISE MANAGED FUND (CLASS A)                              2003        2002        2001         2000         1999
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $  5.54     $  7.08     $  8.03     $   9.06     $   9.26
                                                              ---------------------------------------------------------
Net Investment Income (Loss)(E).............................     0.04        0.01       (0.01)        0.06         0.06
Net Realized and Unrealized Gain (Loss) on Investments......     1.09       (1.55)      (0.94)       (0.03)        0.61
                                                              ---------------------------------------------------------
Total from Investment Operations............................     1.13       (1.54)      (0.95)        0.03         0.67
                                                              ---------------------------------------------------------
Dividends from Net Investment Income........................    (0.06)         --          --        (0.07)       (0.06)
Distributions from Capital Gains............................       --          --          --        (0.99)       (0.81)
                                                              ---------------------------------------------------------
Total Distributions.........................................    (0.06)         --          --        (1.06)       (0.87)
                                                              ---------------------------------------------------------
Net Asset Value End of Period...............................  $  6.61     $  5.54     $  7.08     $   8.03     $   9.06
                                                              ---------------------------------------------------------
Total Return(C).............................................    20.35%     (21.75)%    (11.83)%       0.46%        7.40%
Net Assets End of Period (in thousands).....................  $57,797     $47,471     $82,109     $104,057     $144,519
Ratio of Expenses to Average Net Assets.....................     1.45%       1.49%       1.50%        1.51%        1.48%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     1.78%       1.73%       1.58%        1.52%        1.48%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     0.67%       0.24%      (0.08)%       0.77%        0.60%
Portfolio Turnover Rate.....................................       78%         88%        130%          22%          95%



                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
ENTERPRISE MANAGED FUND (CLASS B)                              2003        2002        2001         2000         1999
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $  5.42     $  6.96     $  7.93     $   8.96     $   9.17
                                                              ---------------------------------------------------------
Net Investment Income (Loss)(E).............................     0.01       (0.02)      (0.05)        0.02         0.00(F)
Net Realized and Unrealized Gain (Loss) on Investments......     1.05       (1.52)      (0.92)       (0.04)        0.61
                                                              ---------------------------------------------------------
Total from Investment Operations............................     1.06       (1.54)      (0.97)       (0.02)        0.61
                                                              ---------------------------------------------------------
Dividends from Net Investment Income........................    (0.02)         --          --        (0.02)       (0.01)
Distributions from Capital Gains............................       --          --          --        (0.99)       (0.81)
                                                              ---------------------------------------------------------
Total Distributions.........................................    (0.02)         --          --        (1.01)       (0.82)
                                                              ---------------------------------------------------------
Net Asset Value End of Period...............................  $  6.46     $  5.42     $  6.96     $   7.93     $   8.96
                                                              ---------------------------------------------------------
Total Return(D).............................................    19.59%     (22.13)%    (12.23)%      (0.12)%       6.75%
Net Assets End of Period (in thousands).....................  $65,876     $61,098     $93,248     $111,848     $149,098
Ratio of Expenses to Average Net Assets.....................     2.00%       2.03%       2.05%        2.06%        2.03%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     2.33%       2.28%       2.13%        2.07%        2.03%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     0.14%      (0.30)%     (0.63)%       0.23%        0.04%
Portfolio Turnover Rate.....................................       78%         88%        130%          22%          95%



                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
ENTERPRISE MANAGED FUND (CLASS C)                              2003        2002        2001         2000         1999
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $  5.41     $  6.96     $  7.93     $   8.96     $   9.09
                                                              ---------------------------------------------------------
Net Investment Income (Loss)(E).............................     0.01       (0.02)      (0.05)        0.02         0.00(F)
Net Realized and Unrealized Gain (Loss) on Investments......     1.05       (1.53)      (0.92)       (0.04)        0.68
                                                              ---------------------------------------------------------
Total from Investment Operations............................     1.06       (1.55)      (0.97)       (0.02)        0.68
                                                              ---------------------------------------------------------
Dividends from Net Investment Income........................    (0.03)         --          --        (0.02)          --
Distributions from Capital Gains............................       --          --          --        (0.99)       (0.81)
                                                              ---------------------------------------------------------
Total Distributions.........................................    (0.03)         --          --        (1.01)       (0.81)
                                                              ---------------------------------------------------------
Net Asset Value End of Period...............................  $  6.44     $  5.41     $  6.96     $   7.93     $   8.96
                                                              ---------------------------------------------------------
Total Return(D).............................................    19.59%(C)  (22.27)%(C)  (12.23)%     (0.15)%       7.64%
Net Assets End of Period (in thousands).....................  $ 6,149     $ 3,513     $ 5,597     $  7,382     $  9,957
Ratio of Expenses to Average Net Assets.....................     2.00%       2.04%       2.05%        2.06%        2.03%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     2.33%       2.28%       2.13%        2.07%        2.03%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     0.09%      (0.31)%     (0.63)%       0.23%        0.05%
Portfolio Turnover Rate.....................................       78%         88%        130%          22%          95%

                                                                   YEAR ENDED
                                                                  DECEMBER 31,             FOR THE PERIOD
                                                              ---------------------          8/31/2001
STRATEGIC ALLOCATION FUND (CLASS A)                            2003          2002         THROUGH 12/31/01
----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $  7.91       $ 10.15            $10.00
                                                              --------------------------------------------
Net Investment Income (Loss)(E).............................     0.01          0.02           0.00(F)
                                                              --------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments......     1.99         (2.26)             0.17
                                                              --------------------------------------------
Total From Investment Operations............................     2.00         (2.24)             0.17
                                                              --------------------------------------------
Dividends from Net Investment Income........................    (0.01)           --                --
Distributions from Capital Gains............................       --            --             (0.02)
                                                              --------------------------------------------
Total Distributions.........................................    (0.01)           --             (0.02)
                                                              --------------------------------------------
Net Asset Value End of Period...............................  $  9.90       $  7.91            $10.15
                                                              --------------------------------------------
Total Return(C).............................................    25.23%       (22.07)%            1.72%(B)
Net Assets End of Period (in thousands).....................  $13,303       $ 7,779            $8,182
Ratio of Expenses to Average Net Assets.....................     1.50%         1.50%             1.50%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     2.03%         2.18%             4.00%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     0.37%         0.27%             0.06%(A)
Portfolio Turnover Rate.....................................        9%           23%               18%



                                                                   YEAR ENDED
                                                                  DECEMBER 31,             FOR THE PERIOD
                                                              ---------------------          8/31/2001
STRATEGIC ALLOCATION FUND (CLASS B)                            2003          2002         THROUGH 12/31/01
----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $  7.86       $ 10.14            $10.00
                                                              --------------------------------------------
Net Investment Income (Loss)(E).............................    (0.02)        (0.02)            (0.02)
                                                              --------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments......     1.95         (2.26)             0.18
                                                              --------------------------------------------
Total From Investment Operations............................     1.93         (2.28)             0.16
                                                              --------------------------------------------
Dividends from Net Investment Income........................       --            --                --
Distributions from Capital Gains............................       --            --             (0.02)
                                                              --------------------------------------------
Total Distributions.........................................       --            --             (0.02)
                                                              --------------------------------------------
Net Asset Value End of Period...............................  $  9.79       $  7.86            $10.14
                                                              --------------------------------------------
Total Return(D).............................................    24.55%       (22.49)%            1.62%(B)
Net Assets End of Period (in thousands).....................  $13,260       $ 8,435            $5,318
Ratio of Expenses to Average Net Assets.....................     2.05%         2.05%             2.05%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     2.59%         2.73%             4.54%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    (0.19)%       (0.24)%           (0.47)%(A)
Portfolio Turnover Rate.....................................        9%           23%               18%



                                                                   YEAR ENDED
                                                                  DECEMBER 31,             FOR THE PERIOD
                                                              ---------------------          8/31/2001
STRATEGIC ALLOCATION FUND (CLASS C)                            2003          2002         THROUGH 12/31/01
----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $  7.86       $ 10.14            $10.00
                                                              --------------------------------------------
Net Investment Income (Loss)(E).............................    (0.02)        (0.02)            (0.02)
Net Realized and Unrealized Gain (Loss) on Investments......     1.94         (2.26)             0.18
                                                              --------------------------------------------
Total From Investment Operations............................     1.92         (2.28)             0.16
                                                              --------------------------------------------
Dividends from Net Investment Income........................       --            --                --
Distributions from Capital Gains............................       --            --             (0.02)
                                                              --------------------------------------------
Total Distributions.........................................       --            --             (0.02)
                                                              --------------------------------------------
Net Asset Value End of Period...............................  $  9.78       $  7.86            $10.14
                                                              --------------------------------------------
Total Return(D).............................................    24.43%(C)    (22.49)%(C)         1.62%(B)
Net Assets End of Period (in thousands).....................  $ 7,220       $ 4,117            $3,148
Ratio of Expenses to Average Net Assets.....................     2.05%         2.05%             2.05%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     2.58%         2.73%             4.55%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    (0.18)%       (0.26)%           (0.48)%(A)
Portfolio Turnover Rate.....................................        9%           23%               18%

                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
ENTERPRISE GOVERNMENT SECURITIES FUND (CLASS A)                 2003           2002          2001          2000          1999
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $  12.88       $  12.38       $ 12.11       $ 11.57       $ 12.15
                                                              -----------------------------------------------------------------
Net Investment Income (Loss)................................      0.49           0.59          0.66          0.65          0.65
Net Realized and Unrealized Gain (Loss) on Investments......     (0.22)          0.48          0.24          0.54         (0.58)
                                                              -----------------------------------------------------------------
Total from Investment Operations............................      0.27           1.07          0.90          1.19          0.07
                                                              -----------------------------------------------------------------
Dividends from Net Investment Income........................     (0.45)         (0.58)        (0.64)        (0.65)        (0.65)
Distributions from Capital Gains............................     (0.03)            --            --            --            --
                                                              -----------------------------------------------------------------
Total Distributions.........................................     (0.48)         (0.58)        (0.64)        (0.65)        (0.65)
                                                              -----------------------------------------------------------------
Redemption Fees.............................................      0.00(F)        0.01          0.01            --            --
                                                              -----------------------------------------------------------------
Net Asset Value End of Period...............................  $  12.67       $  12.88       $ 12.38       $ 12.11       $ 11.57
                                                              -----------------------------------------------------------------
Total Return(C).............................................      2.13%          8.96%         7.67%        10.69%         0.58%
Net Assets End of Period (in thousands).....................  $110,070       $125,270       $94,130       $80,994       $73,706
Ratio of Expenses to Average Net Assets.....................      1.25%          1.27%         1.30%         1.30%         1.30%
Ratio of Expenses to Average Net Assets.....................      1.49%          1.47%         1.37%         1.36%         1.39%
 (Excluding Reimbursement)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................      3.82%          4.70%         5.32%         5.58%         5.46%
Portfolio Turnover Rate.....................................        50%            11%           15%            7%           11%



                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
ENTERPRISE GOVERNMENT SECURITIES FUND (CLASS B)                 2003           2002          2001          2000          1999
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $  12.86       $  12.37       $ 12.11       $ 11.57       $ 12.14
                                                              -----------------------------------------------------------------
Net Investment Income (Loss)................................      0.42           0.52          0.59          0.59          0.58
Net Realized and Unrealized Gain (Loss) on Investments......     (0.22)          0.48          0.24          0.54         (0.57)
                                                              -----------------------------------------------------------------
Total from Investment Operations............................      0.20           1.00          0.83          1.13          0.01
                                                              -----------------------------------------------------------------
Dividends from Net Investment Income........................     (0.38)         (0.51)        (0.57)        (0.59)        (0.58)
Distributions from Capital Gains............................     (0.03)            --            --            --            --
                                                              -----------------------------------------------------------------
Total Distributions.........................................     (0.41)         (0.51)        (0.57)        (0.59)        (0.58)
                                                              -----------------------------------------------------------------
Redemption Fees.............................................      0.00(F)        0.00(F)         --            --            --
                                                              -----------------------------------------------------------------
Net Asset Value End of Period...............................  $  12.65       $  12.86       $ 12.37       $ 12.11       $ 11.57
                                                              -----------------------------------------------------------------
Total Return(D).............................................      1.57%          8.29%         7.00%        10.09%         0.12%
Net Assets End of Period (in thousands).....................  $ 88,538       $104,677       $66,898       $41,344       $36,876
Ratio of Expenses to Average Net Assets.....................      1.80%          1.82%         1.85%         1.85%         1.85%
Ratio of Expenses to Average Net Assets.....................      2.04%          2.03%         1.92%         1.91%         1.95%
 (Excluding Reimbursement) Ratio of Net Investment Income
   (Loss) to Average Net Assets.............................      3.25%          4.13%         4.75%         5.06%         4.92%
Portfolio Turnover Rate.....................................        50%            11%           15%            7%           11%



                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
ENTERPRISE GOVERNMENT SECURITIES FUND (CLASS C)                 2003           2002          2001          2000          1999
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $  12.86       $  12.37       $ 12.11       $ 11.57       $ 12.14
                                                              -----------------------------------------------------------------
Net Investment Income (Loss)................................      0.42           0.52          0.59          0.59          0.58
Net Realized and Unrealized Gain (Loss) on Investments......     (0.22)          0.48          0.24          0.54         (0.57)
                                                              -----------------------------------------------------------------
Total from Investment Operations............................      0.20           1.00          0.83          1.13          0.01
                                                              -----------------------------------------------------------------
Dividends from Net Investment Income........................     (0.38)         (0.51)        (0.57)        (0.59)        (0.58)
Distributions from Capital Gains............................     (0.03)            --            --            --            --
                                                              -----------------------------------------------------------------
Total Distributions.........................................     (0.41)         (0.51)        (0.57)        (0.59)        (0.58)
                                                              -----------------------------------------------------------------
Redemption Fees.............................................      0.00(F)          --            --            --            --
                                                              -----------------------------------------------------------------
Net Asset Value End of Period...............................     12.65       $  12.86       $ 12.37       $ 12.11       $ 11.57
                                                              -----------------------------------------------------------------
Total Return(D).............................................      1.57%(C)       8.28%(C)      6.99%        10.08%         0.12%
Net Assets End of Period (in thousands).....................  $ 23,930       $ 27,942       $16,798       $ 8,692       $ 5,516
Ratio of Expenses to Average Net Assets.....................      1.80%          1.82%         1.85%         1.85%         1.85%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................      2.04%          2.03%         1.92%         1.90%         1.95%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................      3.26%          4.12%         4.72%         5.02%         4.92%
Portfolio Turnover Rate.....................................        50%            11%           15%            7%           11%

                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
ENTERPRISE HIGH-YIELD BOND FUND (CLASS A)                       2003          2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $   8.76       $  9.48       $  9.74       $ 10.99       $ 11.53
                                                              ----------------------------------------------------------------
Net Investment Income (Loss)................................      0.65          0.69          0.81          0.94          0.94
Net Realized and Unrealized Gain (Loss) on Investments......      1.04         (0.73)        (0.26)        (1.25)        (0.53)
                                                              ----------------------------------------------------------------
Total from Investment Operations............................      1.69         (0.04)         0.55         (0.31)         0.41
                                                              ----------------------------------------------------------------
Dividends from Net Investment Income........................     (0.65)        (0.69)        (0.81)        (0.94)        (0.94)
                                                              ----------------------------------------------------------------
Distributions from Capital Gains............................        --            --            --            --         (0.01)
                                                              ----------------------------------------------------------------
Total Distributions.........................................     (0.65)        (0.69)        (0.81)        (0.94)        (0.95)
Redemption Fees.............................................      0.00(F)       0.01            --            --            --
                                                              ----------------------------------------------------------------
Net Asset Value End of Period...............................  $   9.80       $  8.76       $  9.48       $  9.74       $ 10.99
                                                              ----------------------------------------------------------------
Total Return(C).............................................     19.90%        (0.18)%        5.73%        (2.96)%        3.64%
Net Assets End of Period (in thousands).....................  $123,603       $96,790       $63,928       $54,612       $64,038
Ratio of Expenses to Average Net Assets.....................      1.30%         1.30%         1.30%         1.30%         1.30%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................      1.39%         1.47%         1.45%         1.42%         1.41%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................      6.92%         7.69%         8.27%         9.01%         8.30%
Portfolio Turnover Rate.....................................        55%           66%           75%           61%           84%



                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
ENTERPRISE HIGH-YIELD BOND FUND (CLASS B)                       2003          2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $   8.75       $  9.48       $  9.74       $ 10.99       $ 11.52
                                                              ----------------------------------------------------------------
Net Investment Income (Loss)................................      0.60          0.64          0.76          0.88          0.88
Net Realized and Unrealized Gain (Loss) on Investments......      1.04         (0.73)        (0.26)        (1.25)        (0.52)
                                                              ----------------------------------------------------------------
Total from Investment Operations............................      1.64         (0.09)         0.50         (0.37)         0.36
                                                              ----------------------------------------------------------------
Dividends from Net Investment Income........................     (0.60)        (0.64)        (0.76)        (0.88)        (0.88)
                                                              ----------------------------------------------------------------
Distributions from Capital Gains............................        --            --            --            --         (0.01)
                                                              ----------------------------------------------------------------
Total Distributions.........................................     (0.60)        (0.64)        (0.76)        (0.88)        (0.89)
                                                              ----------------------------------------------------------------
Redemption Fees.............................................      0.00(F)         --            --            --            --
                                                              ----------------------------------------------------------------
Net Asset Value End of Period...............................  $   9.79       $  8.75       $  9.48       $  9.74       $ 10.99
                                                              ----------------------------------------------------------------
Total Return(D).............................................     19.26%        (0.83)%        5.15%        (3.49)%        3.18%
Net Assets End of Period (in thousands).....................  $ 78,059       $54,214       $47,564       $32,631       $36,673
Ratio of Expenses to Average Net Assets.....................      1.85%         1.85%         1.85%         1.85%         1.85%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................      1.94%         2.02%         2.00%         1.97%         1.96%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................      6.37%         7.15%         7.71%         8.47%         7.75%
Portfolio Turnover Rate.....................................        55%           66%           75%           61%           84%



                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
ENTERPRISE HIGH-YIELD BOND FUND (CLASS C)                       2003          2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $   8.75       $  9.48       $  9.74       $ 10.99       $ 11.53
                                                              ----------------------------------------------------------------
Net Investment Income (Loss)................................      0.60          0.64          0.76          0.88          0.88
Net Realized and Unrealized Gain (Loss) on Investments......      1.04         (0.73)        (0.26)        (1.25)        (0.53)
                                                              ----------------------------------------------------------------
Total from Investment Operations............................      1.64         (0.09)         0.50         (0.37)         0.35
                                                              ----------------------------------------------------------------
Dividends from Net Investment Income........................     (0.60)        (0.64)        (0.76)        (0.88)        (0.88)
Distributions from Capital Gains............................        --            --            --            --         (0.01)
                                                              ----------------------------------------------------------------
Total Distributions.........................................     (0.60)        (0.64)        (0.76)        (0.88)        (0.89)
                                                              ----------------------------------------------------------------
Redemption Fees.............................................      0.00(F)         --            --            --            --
                                                              ----------------------------------------------------------------
Net Asset Value End of Period...............................  $   9.79       $  8.75       $  9.48       $  9.74       $ 10.99
                                                              ----------------------------------------------------------------
Total Return(D).............................................     19.25%(C)     (0.84)%(C)     5.15%        (3.49)%        3.09%
Net Assets End of Period (in thousands).....................  $ 56,936       $29,060       $13,902       $ 7,035       $ 6,841
Ratio of Expenses to Average Net Assets.....................      1.85%         1.85%         1.85%         1.85%         1.85%
Ratio of Expenses to Average Net Assets.....................      1.94%         2.02%         1.99%         1.96%         1.96%
 (Excluding Reimbursement)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................      6.29%         7.12%         7.64%         8.47%         7.73%
Portfolio Turnover Rate.....................................        55%           66%           75%           61%           84%

                                                                                      FOR THE PERIOD
                                                                                        11/29/2002
                                                                 YEAR ENDED              THROUGH
ENTERPRISE SHORT DURATION BOND FUND (CLASS A)                 DECEMBER 31, 2003         12/31/2002
----------------------------------------------------------------------------------------------------
Net Asset Value End of Period...............................       $ 10.02                $10.00
                                                              --------------------------------------
Net Investment Income (Loss)................................          0.24                  0.01
Net Realized and Unrealized Gain (Loss) on Investments......          0.05                  0.02
                                                              --------------------------------------
Total from Investment Operations............................          0.29                  0.03
                                                              --------------------------------------
Dividends from Net Investment Income........................         (0.24)                (0.01)
Distributions from Capital Gains............................            --                    --
                                                              --------------------------------------
Total Distributions.........................................         (0.24)                (0.01)
                                                              --------------------------------------
Net Asset Value End of Period...............................       $ 10.07                $10.02
                                                              --------------------------------------
Total Return(C).............................................          2.96%                 0.34%(B)
Net Assets End of Period (in thousands).....................       $11,479                $2,155
Ratio of Expenses to Average Net Assets.....................          0.90%                 0.25%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................          1.39%                 8.04%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................          2.33%                 1.40%(A)
Portfolio Turnover Rate.....................................            18%                    0%



                                                                                      FOR THE PERIOD
                                                                                        11/29/2002
                                                                 YEAR ENDED              THROUGH
ENTERPRISE SHORT DURATION BOND FUND (CLASS B)                 DECEMBER 31, 2003         12/31/2002
----------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................       $10.01                 $10.00
                                                              --------------------------------------
Net Investment Income (Loss)................................         0.16                   0.01
Net Realized and Unrealized Gain (Loss) on Investments......         0.06                   0.01
                                                              --------------------------------------
Total from Investment Operations............................         0.22                   0.02
                                                              --------------------------------------
Dividends from Net Investment Income........................        (0.18)                 (0.01)
Distributions from Capital Gains............................           --                     --
                                                              --------------------------------------
Total Distributions.........................................        (0.18)                 (0.01)
                                                              --------------------------------------
Net Asset Value End of Period...............................       $10.05                 $10.01
                                                              --------------------------------------
Total Return(D).............................................         2.22%                  0.23%(B)
Net Assets End of Period (in thousands).....................       $9,290                 $2,268
Ratio of Expenses to Average Net Assets.....................         1.65%                  1.00%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................         2.15%                  8.71%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................         1.58%                  0.61%(A)
Portfolio Turnover Rate.....................................           18%                     0%



                                                                                      FOR THE PERIOD
                                                                                        11/29/2002
                                                                 YEAR ENDED              THROUGH
ENTERPRISE SHORT DURATION BOND FUND (CLASS C)                 DECEMBER 31, 2003         12/31/2002
----------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................       $10.01                 $10.00
                                                              --------------------------------------
Net Investment Income (Loss)................................         0.16                   0.01
Net Realized and Unrealized Gain (Loss) on Investments......         0.06                   0.01
                                                              --------------------------------------
Total from Investment Operations............................         0.22                   0.02
                                                              --------------------------------------
Dividends from Net Investment Income........................        (0.18)                 (0.01)
Distributions from Capital Gains............................           --                     --
                                                              --------------------------------------
Total Distributions.........................................        (0.18)                 (0.01)
                                                              --------------------------------------
Net Asset Value End of Period...............................       $10.05                 $10.01
                                                              --------------------------------------
Total Return(C,D)...........................................         2.21%                  0.24%(B)
Net Assets End of Period (in thousands).....................       $5,429                 $2,110
Ratio of Expenses to Average Net Assets.....................         1.65%                  1.00%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................         2.17%                  8.63%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................         1.55%                  0.63%(A)
Portfolio Turnover Rate.....................................           18%                     0%

                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
ENTERPRISE TAX-EXEMPT INCOME FUND (CLASS A)                    2003          2002          2001          2000          1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 14.16       $ 13.49       $ 13.60       $ 12.82       $ 13.84
                                                              ---------------------------------------------------------------
Net Investment Income (Loss)................................     0.48          0.51          0.53          0.55          0.54
Net Realized and Unrealized Gain (Loss) on Investments......     0.14          0.70         (0.11)         0.78         (0.92)
                                                              ---------------------------------------------------------------
Total from Investment Operations............................     0.62          1.21          0.42          1.33         (0.38)
                                                              ---------------------------------------------------------------
Dividends from Net Investment Income........................    (0.48)        (0.51)        (0.53)        (0.55)        (0.54)
Distributions from Capital Gains............................    (0.11)        (0.03)           --            --         (0.10)
                                                              ---------------------------------------------------------------
Total Distributions.........................................    (0.59)        (0.54)        (0.53)        (0.55)        (0.64)
                                                              ---------------------------------------------------------------
Net Asset Value End of Period...............................  $ 14.19       $ 14.16       $ 13.49       $ 13.60       $ 12.82
                                                              ---------------------------------------------------------------
Total Return(C).............................................     4.43%         9.09%         3.09%        10.65%        (2.76)%
Net Assets End of Period (in thousands).....................  $22,753       $24,296       $21,992       $22,240       $21,703
Ratio of Expenses to Average Net Assets.....................     1.10%         1.10%         1.10%         1.10%         1.10%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement and Expense Offset Arrangements).............     1.33%         1.34%         1.33%         1.36%         1.44%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     3.36%         3.66%         3.86%         4.23%         4.05%
Portfolio Turnover Rate.....................................       15%           20%           34%           41%          110%



                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
ENTERPRISE TAX-EXEMPT INCOME FUND (CLASS B)                    2003          2002          2001          2000          1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 14.17       $ 13.50       $ 13.60       $ 12.82       $ 13.84
                                                              ---------------------------------------------------------------
Net Investment Income (Loss)................................     0.40          0.43          0.45          0.48          0.47
Net Realized and Unrealized Gain (Loss) on Investments......     0.13          0.70         (0.10)         0.78         (0.92)
                                                              ---------------------------------------------------------------
Total from Investment Operations............................     0.53          1.13          0.35          1.26         (0.45)
                                                              ---------------------------------------------------------------
Dividends from Net Investment Income........................    (0.40)        (0.43)        (0.45)        (0.48)        (0.47)
Distributions from Capital Gains............................    (0.11)        (0.03)           --            --         (0.10)
                                                              ---------------------------------------------------------------
Total Distributions.........................................    (0.51)        (0.46)        (0.45)        (0.48)        (0.57)
                                                              ---------------------------------------------------------------
Net Asset Value End of Period...............................  $ 14.19       $ 14.17       $ 13.50       $ 13.60       $ 12.82
                                                              ---------------------------------------------------------------
Total Return(D).............................................     3.78%         8.49%         2.60%        10.05%        (3.29)%
Net Assets End of Period (in thousands).....................  $ 7,915       $ 8,760       $ 6,939       $ 6,650       $ 5,640
Ratio of Expenses to Average Net Assets.....................     1.65%         1.65%         1.65%         1.65%         1.65%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement and..........................................     1.88%         1.90%         1.87%         1.91%         1.99%
Expense Offset Arrangements) Ratio of Net Investment Income
 (Loss) to Average Net Assets...............................     2.80%         3.11%         3.29%         3.68%         3.51%
Portfolio Turnover Rate.....................................       15%           20%           34%           41%          110%



                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
ENTERPRISE TAX-EXEMPT INCOME FUND (CLASS C)                    2003          2002          2001          2000          1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 14.16       $ 13.49       $ 13.60       $ 12.82       $ 13.84
                                                              ---------------------------------------------------------------
Net Investment Income (Loss)................................     0.40          0.43          0.45          0.48          0.47
Net Realized and Unrealized Gain (Loss) on Investments......     0.14          0.70         (0.11)         0.78         (0.92)
                                                              ---------------------------------------------------------------
Total from Investment Operations............................     0.54          1.13          0.34          1.26         (0.45)
                                                              ---------------------------------------------------------------
Dividends from Net Investment Income........................    (0.40)        (0.43)        (0.45)        (0.48)        (0.47)
Distributions from Capital Gains............................    (0.11)        (0.03)           --            --         (0.10)
                                                              ---------------------------------------------------------------
Total Distributions.........................................    (0.51)        (0.46)        (0.45)        (0.48)        (0.57)
                                                              ---------------------------------------------------------------
Net Asset Value End of Period...............................  $ 14.19       $ 14.16       $ 13.49       $ 13.60       $ 12.82
                                                              ---------------------------------------------------------------
Total Return(D).............................................     3.88%(C)      8.49%(C)      2.52%         9.96%        (3.23)%
Net Assets End of Period (in thousands).....................  $ 3,393       $ 3,767       $ 1,821       $ 1,577       $ 1,706
Ratio of Expenses to Average Net Assets.....................     1.65%         1.65%         1.65%         1.65%         1.65%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement and Expense Offset Arrangements).............     1.88%         1.90%         1.87%         1.91%         1.97%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     2.82%         3.07%         3.28%         3.68%         3.54%
Portfolio Turnover Rate.....................................       15%           20%           34%           41%          110%

                                                                                                               FOR THE PERIOD
                                                                 YEAR ENDED              YEAR ENDED              8/31/2001
ENTERPRISE TOTAL RETURN FUND (CLASS A)                        DECEMBER 31, 2003       DECEMBER 31, 2002       THROUGH 12/31/01
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................       $ 10.24                 $ 10.04                 $10.00
                                                              ----------------------------------------------------------------
Net Investment Income (Loss)................................          0.16                    0.32                   0.10
Net Realized and Unrealized Gain (Loss) on Investments......          0.35                    0.43                   0.11
                                                              ----------------------------------------------------------------
Total from Investment Operations............................          0.51                    0.75                   0.21
                                                              ----------------------------------------------------------------
Dividends from Net Investment Income........................         (0.21)                  (0.34)                 (0.10)
Distributions from Capital Gains............................         (0.12)                  (0.21)                 (0.07)
                                                              ----------------------------------------------------------------
Total Distributions.........................................         (0.33)                  (0.55)                 (0.17)
                                                              ----------------------------------------------------------------
Net Asset Value End of Period...............................       $ 10.42                 $ 10.24                 $10.04
                                                              ----------------------------------------------------------------
Total Return(C).............................................          5.05%                   7.56%                  2.18%(B)
Net Assets End of Period (in thousands).....................       $37,681                 $26,530                 $6,991
Ratio of Expenses to Average Net Assets.....................          1.35%                   1.35%                  1.35%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................          1.59%                   1.71%                  2.98%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................          1.54%                   3.25%                  3.17%(A)
Portfolio Turnover Rate.....................................           396%                    467%                   160%



                                                                                                               FOR THE PERIOD
                                                                 YEAR ENDED              YEAR ENDED              8/31/2001
ENTERPRISE TOTAL RETURN FUND (CLASS B)                        DECEMBER 31, 2003       DECEMBER 31, 2002       THROUGH 12/31/01
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................       $ 10.24                 $ 10.03                 $10.00
                                                              ----------------------------------------------------------------
Net Investment Income (Loss)................................          0.11                    0.26                   0.09
Net Realized and Unrealized Gain (Loss) on Investments......          0.34                    0.44                   0.10
                                                              ----------------------------------------------------------------
Total from Investment Operations............................          0.45                    0.70                   0.19
                                                              ----------------------------------------------------------------
Dividends from Net Investment Income........................         (0.15)                  (0.28)                 (0.09)
Distributions from Capital Gains............................         (0.12)                  (0.21)                 (0.07)
                                                              ----------------------------------------------------------------
Total Distributions.........................................         (0.27)                  (0.49)                 (0.16)
                                                              ----------------------------------------------------------------
Net Asset Value End of Period...............................       $ 10.42                 $ 10.24                 $10.03
                                                              ----------------------------------------------------------------
Total Return(D).............................................          4.48%                   7.09%                  1.90%(B)
Net Assets End of Period (in thousands).....................       $27,953                 $23,950                 $6,143
Ratio of Expenses to Average Net Assets.....................          1.90%                   1.90%                  1.90%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................          2.14%                   2.27%                  3.50%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................          1.02%                   2.69%                  2.65%(A)
Portfolio Turnover Rate.....................................           396%                    467%                   160%



                                                                                                               FOR THE PERIOD
                                                                 YEAR ENDED              YEAR ENDED              8/31/2001
ENTERPRISE TOTAL RETURN FUND (CLASS C)                        DECEMBER 31, 2003       DECEMBER 31, 2002       THROUGH 12/31/01
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................       $ 10.24                 $ 10.03                 $10.00
                                                              ----------------------------------------------------------------
Net Investment Income (Loss)................................          0.11                    0.26                   0.09
Net Realized and Unrealized Gain (Loss) on Investments......          0.34                    0.44                   0.10
Total from Investment Operations............................          0.45                    0.70                   0.19
                                                              ----------------------------------------------------------------
Dividends from Net Investment Income........................         (0.15)                  (0.28)                 (0.09)
Distributions from Capital Gains............................         (0.12)                  (0.21)                 (0.07)
                                                              ----------------------------------------------------------------
Total Distributions.........................................         (0.27)                  (0.49)                 (0.16)
                                                              ----------------------------------------------------------------
Net Asset Value End of Period...............................       $ 10.42                 $ 10.24                 $10.03
                                                              ----------------------------------------------------------------
Total Return(D).............................................          4.48%(C)                7.07%(C)               1.90%(B)
Net Assets End of Period (in thousands).....................       $21,162                 $16,586                 $2,981
Ratio of Expenses to Average Net Assets.....................          1.90%                   1.90%                  1.90%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................          2.14%                   2.26%                  3.55%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................          1.01%                   2.62%                  2.59%(A)
Portfolio Turnover Rate.....................................           396%                    467%                   160%

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
ENTERPRISE MONEY MARKET FUND (CLASS A)                         2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period........................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                             --------------------------------------------------------------------
Net Investment Income (Loss)...............................      0.01           0.01           0.04           0.06           0.05
Net Realized and Unrealized Gain (Loss) on Investments.....     (0.00)(F)         --             --             --             --
                                                             --------------------------------------------------------------------
Total from Investment Operations...........................      0.01           0.01           0.04           0.06           0.05
                                                             --------------------------------------------------------------------
Dividends from Net Investment Income.......................     (0.01)         (0.01)         (0.04)         (0.06)         (0.05)
                                                             --------------------------------------------------------------------
Total Distributions........................................     (0.01)         (0.01)         (0.04)         (0.06)         (0.05)
                                                             --------------------------------------------------------------------
Payment by Affiliate.......................................     (0.00)(F)         --             --             --             --
                                                             --------------------------------------------------------------------
Net Asset Value End of Period..............................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
Total Return...............................................      0.68%(G)       1.34%          3.71%          6.05%          4.80%
Net Assets End of Period (in thousands)....................  $357,586       $264,161       $251,503       $272,225       $204,403
Ratio of Expenses to Average Net Assets....................      0.65%          0.68%          0.62%          0.56%          0.59%
Ratio of Net Investment Income (Loss) to Average Net
 Assets....................................................      0.67%          1.32%          3.65%          5.91%          4.74%



                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
ENTERPRISE MONEY MARKET FUND (CLASS B)                         2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period........................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                             --------------------------------------------------------------------
Net Investment Income (Loss)...............................      0.01           0.01           0.04           0.06           0.05
Net Realized and Unrealized Gain (Loss) on Investments.....     (0.00)(F)         --             --             --             --
                                                             --------------------------------------------------------------------
Total from Investment Operations...........................      0.01           0.01           0.04           0.06           0.05
                                                             --------------------------------------------------------------------
Dividends from Net Investment Income.......................     (0.01)         (0.01)         (0.04)         (0.06)         (0.05)
                                                             --------------------------------------------------------------------
Total Distributions........................................     (0.01)         (0.01)         (0.04)         (0.06)         (0.05)
                                                             --------------------------------------------------------------------
Payment by Affiliate.......................................     (0.00)(F)         --             --             --             --
                                                             --------------------------------------------------------------------
Net Asset Value End of Period..............................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                             --------------------------------------------------------------------
Total Return(D)............................................      0.68%(G)       1.34%          3.71%          6.05%          4.80%
Net Assets End of Period (in thousands)....................  $ 46,452       $ 56,323       $ 44,045       $ 28,096       $ 32,863
Ratio of Expenses to Average Net Assets....................      0.65%          0.68%          0.62%          0.56%          0.60%
Ratio of Net Investment Income (Loss) to Average Net
 Assets....................................................      0.67%          1.32%          3.65%          5.91%          4.86%



                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
ENTERPRISE MONEY MARKET FUND (CLASS C)                         2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period........................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                             --------------------------------------------------------------------
Net Investment Income (Loss)...............................      0.01           0.01           0.04           0.06           0.05
Net Realized and Unrealized Gain (Loss) on Investments.....     (0.00)(F)         --             --             --             --
                                                             --------------------------------------------------------------------
Total from Investment Operations...........................      0.01           0.01           0.04           0.06           0.05
                                                             --------------------------------------------------------------------
Dividends from Net Investment Income.......................     (0.01)         (0.01)         (0.04)         (0.06)         (0.05)
                                                             --------------------------------------------------------------------
Total Distributions........................................     (0.01)         (0.01)         (0.04)         (0.06)         (0.05)
                                                             --------------------------------------------------------------------
Payment by Affiliate.......................................      0.00(F)          --             --             --             --
                                                             --------------------------------------------------------------------
Net Asset Value End of Period..............................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                             --------------------------------------------------------------------
Total Return(D)............................................      0.68%(G)       1.34%          3.71%          6.05%          4.80%
Net Assets End of Period (in thousands)....................  $ 10,735       $ 12,775       $ 10,632       $  8,709       $  7,296
Ratio of Expenses to Average Net Assets....................      0.65%          0.68%          0.62%          0.56%          0.59%
Ratio of Net Investment Income (Loss) to Average Net
 Assets....................................................      0.67%          1.32%          3.65%          5.91%          4.76%



A Annualized.


B Not annualized.


C Total return does not include one time front-end sales charge.


D Total return does not include contingent deferred sales charge.


E Based on average shares outstanding.


F Less than $0.01 per share.


G In 2003, approximately 0.21% of the Fund's total return consists of a voluntary reimbursement by the adviser for a realized investment loss.

                      THE FOLLOWING DOCUMENTS CONTAIN MORE
                      INFORMATION ABOUT THE FUNDS AND ARE
                     AVAILABLE FREE OF CHARGE UPON REQUEST:

Annual/Semi-annual Reports. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Fund's performance during the last fiscal year.

Statement of Additional Information (SAI). Contains additional information about the Funds' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Funds by contacting:

                      The Enterprise Group of Funds, Inc.
                            Atlanta Financial Center
                      3343 Peachtree Road, N.E., Suite 450
                             Atlanta, Georgia 30326
                                 1-800-432-4320

or by calling your broker or financial advisor. A copy of the prospectus is also available on the Enterprise Web site at www.enterprisefunds.com.


Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC located in Washington, D.C. Call 1-800-SEC-0330 for information on the operation hours of the Public Reference Room. Information about the Funds is also available on the SEC's Web site at http://www.sec.gov, and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C., 20549-6009. You also may obtain additional information about the Funds by visiting The Enterprise Group of Funds, Inc.'s Web site at www.enterprisefunds.com and the 24-hour Shareholder information line by calling 1-800-821-9540.


You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
File No. 811-01582

                             ENTERPRISE GROUP LOGO
                                 1-800-432-4320
                            WWW.ENTERPRISEFUNDS.COM


(C)2004 Enterprise Fund Distributors, Inc.                          PRABC CA5.04

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                                   PROSPECTUS

                                 CLASS Y SHARES

                                  MAY 3, 2004
                             AGGRESSIVE STOCK FUNDS

                             Multi-Cap Growth Fund
                           Small Company Growth Fund
                            Small Company Value Fund

                                  STOCK FUNDS

                           Capital Appreciation Fund
                                Deep Value Fund
                                  Equity Fund
                               Equity Income Fund
                                  Growth Fund
                             Growth and Income Fund


                               INTERNATIONAL FUND


                           International Growth Fund

                             SECTOR/SPECIALTY FUNDS

                         Global Financial Services Fund
                        Global Socially Responsive Fund
                         Mergers and Acquisitions Fund
                                Technology Fund

                             DOMESTIC HYBRID FUNDS

                                  Managed Fund
                           Strategic Allocation Fund

                                  INCOME FUNDS

                           Government Securities Fund
                              High-Yield Bond Fund
                            Short Duration Bond Fund
                             Tax-Exempt Income Fund
                               Total Return Fund


                               MONEY MARKET FUND


                               Money Market Fund

     This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.


     The Securities and Exchange Commission ("SEC") has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

                               TABLE OF CONTENTS


Introduction................................................    1
Multi-Cap Growth Fund.......................................    2
Small Company Growth Fund...................................    5
Small Company Value Fund....................................    8
Capital Appreciation Fund...................................   11
Deep Value Fund.............................................   14
Equity Fund.................................................   17
Equity Income Fund..........................................   20
Growth Fund.................................................   23
Growth and Income Fund......................................   26
International Growth Fund...................................   29
Global Financial Services Fund..............................   32
Global Socially Responsive Fund.............................   35
Mergers and Acquisitions Fund...............................   38
Technology Fund.............................................   41
Managed Fund................................................   45
Strategic Allocation Fund...................................   48
Government Securities Fund..................................   51
High-Yield Bond Fund........................................   54
Short Duration Bond Fund....................................   57
Tax-Exempt Income Fund......................................   60
Total Return Fund...........................................   63
Money Market Fund...........................................   66
Additional Information About the Funds' Investments and
  Risks.....................................................   68
Higher-Risk Securities and Practices........................   70
Shareholder Account Information.............................   72
  Class Y Shares............................................   72
  Dealer Compensation.......................................   72
  Purchasing, Redeeming and Exchanging Shares...............   73
Transaction and Account Policies............................   77
  Valuation of Shares.......................................   77
  Execution of Requests.....................................   77
  Telephone Transactions....................................   78
  Exchanges and Redemptions.................................   78
  Short-Term Trading Fee Exemptions.........................   80
  Share Certificates........................................   80
  Small Accounts............................................   81
  Reports to Shareholders...................................   81
  Dividends, Distributions and Taxes........................   81
Fund Management.............................................   83
  The Investment Advisor....................................   83
  The Fund Managers.........................................   85
Financial Highlights........................................   89

                                  INTRODUCTION

     The Enterprise Group of Funds, Inc. is a mutual fund family that offers different classes of shares in separate investment portfolios or Funds. This prospectus relates to Class Y shares of the Funds. The Funds have individual objectives and strategies to offer investors a broad range of investment alternatives.

     Enterprise Capital Management, Inc. (the "Advisor") is the investment advisor to each Fund. The Advisor selects a Fund Manager for each Fund's portfolio on the basis of a number of criteria, including the Fund Manager's reputation, resources and performance results.


     Before investing in any mutual fund, you should consider the general risks involved. The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change due to economic and other events that affect securities markets generally, as well as those that affect particular companies, industry sectors or governments. These price movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets in which these securities trade. In addition, the investments made by a Fund may under perform the market generally or other mutual funds with a similar investment objective of that Fund. As with other investments, you could lose money on your investment in a Fund. Your investment in a Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. A Fund may not achieve its objective. Further, a Fund's objective may not be changed without shareholder approval.

[Picture Description: Ticker: Old fashioned ticker tape: located to the left of the section titled: "Enterprise Multi-Cap Growth Fund."]

                        ENTERPRISE MULTI-CAP GROWTH FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE  Long-term capital appreciation

                     PRINCIPAL INVESTMENTS Equity securities, such as common or preferred stocks, that are listed on U.S. exchanges or traded in the over-the-counter market

                     FUND MANAGER  Fred Alger Management, Inc.

                     WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small and medium company stocks for the possibility of higher returns; and want to diversify their portfolio to include small, medium and large company stocks

INVESTMENT STRATEGIES The Multi-Cap Growth Fund invests primarily in growth stocks. The Fund Manager believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; new products or technologies; restructuring or reorganization; or merger and acquisition. The Fund Manager expects a high portfolio turnover rate of 100% or more.

PRINCIPAL RISKS As a result of investing primarily in U.S. common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. Moreover, because the Fund can invest in mid-capitalization, small-capitalization and/or emerging growth companies, it is riskier than large-capitalization funds since such companies typically have greater earnings fluctuations and greater reliance on a few key customers than larger companies. Because the Fund Manager expects a high portfolio turnover, the Fund is likely to generate more taxable short-term gains for shareholders. High portfolio turnover may increase trading costs, which could lower performance.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class Y shares from year to year.


[Chart Description: Illustrates volatility of an investment and shows changes in Class Y shares performance - 2000 (30.09); 2001 (17.05); 2002 - (35.59; 2003 -
34.44]

                  BEST QUARTER(1)                                       WORST QUARTER
                      16.76%                                               -22.48%
                  (JUNE 30, 2003)                                    (DECEMBER 31, 2000)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                     PAST ONE      RETURN SINCE
(AS OF DECEMBER 31, 2003)                                                          YEAR        INCEPTION(2)
-----------------------------------------------------------------------------------------------------------
Enterprise Multi-Cap Growth Fund(3).......................  Class Y                34.44%           7.84%
                                                            Return before taxes
                                                            Class Y                34.44%           7.68%
                                                            Return after taxes
                                                            on distributions
                                                            Class Y                22.38%           6.72%
                                                            Return after taxes
                                                            on distributions
                                                            and sale of Fund
                                                            shares
S&P 500 Index(4)..........................................                         28.69%          (3.18%)

---------------

(1) The best quarter since inception was 47.19% for the quarter ending December 31, 1999.
(2) Inception for Class Y shares is July 1, 1999. Performance for the Fund reflects average annual returns from July 1, 1999 to December 31, 2003. Performance for the S&P 500 Index reflects the average annual return from June 30, 1999 to December 31, 2003.
(3) A portion of the Fund's returns is attributable to its investment in initial public offerings ("IPO"). There is no guarantee that the Fund will experience substantially similar performance by investing in IPOs.
(4) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes management fees and expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets.


SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS Y
--------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None
Redemption Fee(1) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)
---------------------------------------------------------------------------------
Investment Advisory Fees..........................................         1.00%
Distribution and Service (12b-1) Fees.............................         None
Other Expenses(2).................................................         0.68%
                                                                           ----
Total Annual Fund Operating Expenses..............................         1.68%
Less Expense Reimbursement........................................        (0.13%)
                                                                           ----
Net Annual Operating Expenses.....................................         1.55%
                                                                           ----


---------------

(1) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them for one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be retained by the Fund for the benefit of the remaining shareholders.

(2) Expense information in the table has been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class Y.....................................................   $171     $530      $913      $1,987
IF YOU DO NOT REDEEM YOUR SHARES:
Class Y.....................................................   $171     $530      $913      $1,987

[Picture Description: Ticker: Old fashioned ticker tape: located to the left of the section titled: "Enterprise Small Company Growth Fund."]

                      ENTERPRISE SMALL COMPANY GROWTH FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE  Capital appreciation

                     PRINCIPAL INVESTMENTS U.S. common stocks of small capitalization companies

                     FUND MANAGER  William D. Witter, Inc.

                     WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small company stocks for the possibility of higher returns; and want to diversify their portfolio to include small company stocks

                     INVESTMENT STRATEGIES The Small Company Growth Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization stocks. The Fund invests in a diversified portfolio of common stocks of small capitalization companies which exhibit above-average growth characteristics, are undergoing positive growth or change, and have superior business models. These companies have a market capitalization of up to $2.0 billion. The Fund Manager uses a disciplined approach in evaluating growth companies and in examining relative and absolute valuations, management depth, and the company's performance versus its peer group. Generally, the Fund Manager looks for sales growth in excess of 15% for three to five years, and earnings growth of 20%. Companies are continuously assessed through both industry and trade contacts, and the portfolio is actively monitored. Securities will be sold if they have reached their target valuation, if their fundamentals have deteriorated, or if their industry's dynamics have negatively changed. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

PRINCIPAL RISKS The Fund invests primarily in common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, the Fund invests primarily in small-sized companies which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION


The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class Y shares from year to year.


[Chart Description: Illustrates volatility of an investment and shows changes in Class Y shares performance from 1994 - 10.39; 1995 - 39.48; 1996 - 27.80;
1997 - 9.95; 1998 - (3.76); 1999 - 48.82; 2000 - 1.12; 2001 - (5.25);
2002 - (24.40); 2003 - 23.49]

                   BEST QUARTER                                         WORST QUARTER
                      31.04%                                               -24.36%
                (DECEMBER 31, 1999)                                 (SEPTEMBER 30, 1998)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                             PAST ONE    PAST FIVE    PAST TEN
DECEMBER 31, 2003)                                                           YEAR        YEARS       YEARS
------------------------------------------------------------------------------------------------------------
Enterprise Small Company Growth Fund..............  Class Y                  23.49%       5.89%      10.73%
                                                    Return before taxes
                                                    Class Y                  23.49%       5.41%       9.80%
                                                    Return after taxes
                                                    on distributions
                                                    Class Y                  15.27%       4.88%       9.04%
                                                    Return after taxes
                                                    on distributions
                                                    and sale of Fund
                                                    shares
Russell 2000 Index(1).............................                           47.25%       7.13%       9.47%

---------------

(1) The Russell 2000 is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS Y
--------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None
Redemption Fee(1) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)
---------------------------------------------------------------------------------
Investment Advisory Fees..........................................         1.00%
Distribution and Service (12b-1) Fees.............................         None
Other Expenses....................................................         0.59%
                                                                           ----
Total Annual Fund Operating Expenses..............................         1.59%
Less Expense Reimbursement........................................        (0.39%)
                                                                           ----
Net Annual Fund Operating Expenses................................         1.20%
                                                                           ----

---------------

(1) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them for one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be retained by the Fund for the benefit of the remaining shareholders.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class Y.....................................................   $162     $502      $866      $1,889
IF YOU DO NOT REDEEM YOUR SHARES:
Class Y.....................................................   $162     $502      $866      $1,889

[Picture Description: Ticker: Old fashioned ticker tape: located to the left of the section titled: "Enterprise Small Company Value Fund."]

                      ENTERPRISE SMALL COMPANY VALUE FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE  Maximum capital appreciation

                     PRINCIPAL INVESTMENTS U.S. common stocks of small capitalization companies


                     FUND MANAGER  GAMCO Investors, Inc.


                     WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small company stocks for the possibility of higher returns; and want to diversify their portfolio to include small company stocks

                     INVESTMENT STRATEGIES The Small Company Value Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization stocks. The Fund invests in common stocks of small capitalization companies that the Fund Manager believes are undervalued -- that is, the stock's market price does not fully reflect the company's value. These companies have a market capitalization of up to $2.0 billion. The Fund Manager will not sell a company's securities solely because that company's market capitalization rises above $2.0 billion. The Fund Manager uses a proprietary research technique to determine which stocks have a market price that is less than the "private market value" or what an investor would pay for the company. The Fund Manager then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

PRINCIPAL RISKS The Fund invests primarily in common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, the Fund invests primarily in small-sized companies which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class Y shares from year to year.

[Chart Description: Illustrates volatility of an investment and shows changes in Class Y shares performance from 1996-2003; 1996 -- 11.83; 1997 -- 44.53;
1998 -- 6.13; 1999 -- 16.60; 2000 -- 6.95; 2001 -- 5.10; 2002 -- (11.46);
2003 -- 38.57]

                   BEST QUARTER                                         WORST QUARTER
                      19.72%                                               -16.95%
                  (JUNE 30, 2003)                                   (SEPTEMBER 30, 1998)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                          PAST ONE    PAST FIVE    RETURN SINCE
DECEMBER 31, 2003)                                                        YEAR        YEARS      INCEPTION(1)
-------------------------------------------------------------------------------------------------------------
Enterprise Small Company
  Value Fund...................................  Class Y                 38.57%       9.97%         13.23%
                                                 Return before taxes
                                                 Class Y                 38.57%       8.68%         11.65%
                                                 Return after taxes
                                                 on distributions
                                                 Class Y                 25.07%       7.97%         10.80%
                                                 Return after taxes
                                                 on distributions
                                                 and sale of Fund
                                                 shares
Russell 2000 Index(2)..........................                          47.25%       7.13%         10.27%

---------------

(1) Inception date for Class Y shares is May 24, 1995. Since inception, May 24, 1995, the average annual return for Class Y shares is 13.22% as of December 31, 2003. Performance reflects average annual returns from May 31, 1995 to December 31, 2002.
(2) The Russell 2000 is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. One cannot invest in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS Y
--------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None
Redemption Fee(1) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)
---------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.75%
Distribution and Service (12b-1) Fees.............................         None
Other Expenses....................................................         0.40%
                                                                           ----
Total Annual Operating Expenses...................................         1.15%
                                                                           ----

---------------

(1) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them for one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be retained by the Fund for the benefit of the remaining shareholders.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class Y.....................................................   $117     $365      $633      $1,398
IF YOU DO NOT REDEEM YOUR SHARES:
Class Y.....................................................   $117     $365      $633      $1,398

[Picture Description: Columns of various heights: located to the left of the section titled: "Enterprise Capital Appreciation Fund."]

                      ENTERPRISE CAPITAL APPRECIATION FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE  Maximum capital appreciation

                     PRINCIPAL INVESTMENTS U.S. common stocks of companies that demonstrate strong future earnings growth potential, product leadership and consistently strong financial characteristics

                     FUND MANAGER  Marsico Capital Management, LLC

                     WHO MAY WANT TO INVEST Investors who want the value of their investment to grow but do not need to receive income on their investment and are willing to accept the increased risk associated with more aggressive investment strategies

                     INVESTMENT STRATEGIES The Capital Appreciation Fund's investment strategy blends top-down economic and industry analysis with bottom-up stock selection. The Fund Manager's investment approach emphasizes large capitalization U.S. companies that are believed to have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook which in turn forms the strategic backdrop for actual portfolio construction. Various economic, social and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment, and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental. Stock selection stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamentals (e.g., margins, return on equity, return on assets), strong balance sheets, global distribution capabilities and experienced management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, other companies become more desirable or a permanent change in industry/company fundamentals that no longer supports the reason the stock was purchased. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

PRINCIPAL RISKS The Fund's investment universe consists of large, medium and small capitalization common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, small- to mid-sized companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have somewhat limited product lines, markets and financial resources, and may depend upon a relatively small- to medium-sized management group. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION


The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class Y shares from year to year.

[Chart Description: Illustrates volatility of an investment and shows changes in Class Y shares performance for 1999-2003; 1999 - 40.04; 2000 - (13.77); 2001
- (20.06); 2002 - (17.09); 2003 - 32.61]

                   BEST QUARTER                                         WORST QUARTER
                      34.70%                                               -17.94%
                (DECEMBER 31, 1999)                                 (SEPTEMBER 30, 2001)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                         PAST ONE    PAST FIVE    RETURN SINCE
DECEMBER 31, 2003)                                                       YEAR        YEARS      INCEPTION(1)
-------------------------------------------------------------------------------------------------------------
Enterprise Capital Appreciation Fund..........  Class Y                 32.61%        1.20%         4.04%
                                                Return before taxes
                                                Class Y                 32.61%       (0.17%)        2.17%
                                                Return after taxes
                                                on distributions
                                                Class Y                 21.20%        0.69%         2.98%
                                                Return after taxes
                                                on distributions
                                                and sale of Fund
                                                shares
S&P 500 Index(2)..............................                          28.69%       (0.57%)        1.79%

---------------

(1) Inception date for Class Y shares is May 14, 1998. Since inception, 5/14/98, the average annual return for Class Y Shares is 3.45% as of 12/31/03. Performance reflects average annual returns from May 31, 1998 to December 31, 2003.
(2) This unmanaged broad-based index includes 500 companies that tend to be important leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes management fees and expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN A FUND)  CLASS Y
------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)..............................     None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)...............................................     None
Redemption Fee(1) (as a percentage of amount redeemed, if
  applicable)................................................     2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)
---------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.75%
Distribution and Service (12b-1) Fees.............................         None
Other Expenses....................................................         0.41%
                                                                           ----
Total Annual Fund Operating Expenses..............................         1.16%
                                                                           ----

---------------

(1) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them for one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be retained by the Fund for the benefit of the remaining shareholders.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class Y.....................................................   $118     $368      $638      $1,409
IF YOU DO NOT REDEEM YOUR SHARES:
Class Y.....................................................   $118     $368      $638      $1,409

[Picture Description: Columns of various heights: located to the left of the section titled: "Enterprise Deep Value Fund."]

                           ENTERPRISE DEEP VALUE FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE Total return through capital appreciation with income as a secondary consideration

                     PRINCIPAL INVESTMENTS  U.S. common stocks

                     FUND MANAGER  Wellington Management Company, LLP

                     WHO MAY WANT TO INVEST Investors who want the value of their investment to grow with the potential of receiving dividend income
                     INVESTMENT STRATEGIES The Fund invests primarily in large capitalization companies whose stocks the Fund Manager considers to be undervalued stocks. The Fund may also invest in companies with mid-sized or small market capitalizations and may invest up to 20% in foreign securities. Undervalued or "deep value" stocks are generally those that are out of favor with investors and presently trading at prices that the Fund Manager feels are below what the stocks are worth in relation to their earnings. These stocks are typically those of companies possessing sound fundamentals but which have been overlooked or misunderstood by the market, with below average price/earnings ratios based on projected normalized earnings. Holdings are frequently in viable, growing businesses with good financial strength in industries that are currently out of favor and under-researched by institutions. Common characteristics of the stocks typically include a strong balance sheet, excess cash flow, hidden or undervalued assets, and strong potential for a dividend increase in the year ahead. The Fund Manager's bottom-up process includes ranking current holdings and purchase candidates on appreciation potential through a disciplined system of stock selection that is price driven on the basis of relative return/appreciation potential. It is expected that the average price/earnings ratio of the Fund's stocks will be lower than the average of the Russell 1000 Value Index. Existing holdings are sold as they approach their target price reflecting a diminishing opportunity for incremental relative return. The Fund may lend portfolio securities on short-term or long-term basis, up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in U.S. common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. Value stocks involve the risk that they may never reach what the Fund Manager believes is their full market value. They also may decline in price, even though in theory they are already undervalued. Because the Fund will invest in stocks whose price/earnings ratios may be below the average of the Russell 1000 Value Index, there is a greater risk that they may not reach what the Fund Manager believes is their full market value. These stocks may also decline further in price. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may be higher or lower than that of other types of funds (such as those emphasizing growth stocks). If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.


PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ slightly due to differences in expenses.

This bar chart shows the performance of the Fund's Class Y shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

[Chart Description: Illustrates volatility of an investment and shows changes in Class Y shares performance for 2002-2003; 2002 - (22.61); 2003 - 29.45]

                   BEST QUARTER                                         WORST QUARTER
                      16.87%                                               -20.00%
                  (JUNE 30, 2003)                                   (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                                     PAST ONE    RETURN SINCE
DECEMBER 31, 2003)                                                                   YEAR      INCEPTION(1)
-----------------------------------------------------------------------------------------------------------
Enterprise Deep Value Fund................................  Class Y                  29.45%        (0.01%)
                                                            Return before taxes
                                                            Class Y                  29.25%        (0.29%)
                                                            Return after taxes
                                                            on distributions
                                                            Class Y                  19.40%        (0.16%)
                                                            Return after taxes
                                                            on distributions
                                                            and sale of Fund
                                                            shares
Russell 1000 Value Index(2)...............................                           30.03%         1.03%

---------------

(1) Inception date for Class Y shares is May 31, 2001. Performance reflects average annual returns from May 31, 2001 to December 31, 2003.
(2) The Russell 1000 Value Index is an unmanaged index of the stocks included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. It includes reinvested dividends and excludes management fees and expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS Y
--------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None
Redemption Fee(1) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)
---------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.75%
Distribution and Service (12b-1) Fees.............................         None
Other Expenses....................................................         0.88%
                                                                           ----
Total Annual Fund Operating Expenses..............................         1.63%
Less Expense Reimbursement........................................        (0.58%)
                                                                           ----
Net Annual Fund Operating Expenses................................         1.05%
                                                                           ----

---------------

(1) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them for one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be retained by the Fund for the benefit of the remaining shareholders.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class Y.....................................................   $166     $514     $  887     $1,933
IF YOU DO NOT REDEEM YOUR SHARES:
Class Y.....................................................   $166     $514     $  887     $1,933

[Picture Description: columns of various heights: located to the left of the section titled: "Enterprise Equity Fund."]

                             ENTERPRISE EQUITY FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE  Long-term capital appreciation

                     PRINCIPAL INVESTMENTS  U.S. common stocks

                     FUND MANAGER  TCW Investment Management Company

                     WHO MAY WANT TO INVEST Investors who want the value of their investment to grow but do not need to receive income on their investment

                     INVESTMENT STRATEGIES The Equity Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund invests in U.S. common stocks of companies that meet the Fund Manager's criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests. The Fund Manager selects companies with one or more of the following characteristics: superior business practices that will benefit from long-term trends, superior growth, profitability and leading market share versus others in their industry, strong enduring business models, valuable consumer or commercial franchises, high return on capital, favorable price to intrinsic value and undervalued assets. In addition, the Fund may also invest up to 20% of assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American Depository Receipts ("ADRs") or European Depository Receipts ("EDRs") listed on a domestic securities exchange or traded in the United States over-the-counter market. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in U.S. common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION


The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class Y shares from year to year.

[Chart Description: Illustrates volatility of an investment and shows changes in Class Y shares performance for 1999-2003; 1999 - 17.89; 2000 - (4.26); 2001
- (18.21); 2002 - (29.44); 2003 - (51.15)]

                   BEST QUARTER                                         WORST QUARTER
                      24.79%                                               -24.79%
                (DECEMBER 31, 2001)                                 (SEPTEMBER 30, 2001)


The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                       PAST ONE    PAST FIVE    RETURN SINCE
DECEMBER 31, 2003)                                                     YEAR        YEARS      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
Enterprise Equity Fund......................  Class Y                  51.15%      (0.31%)           0.31%
                                              Return before taxes
                                              Class Y                  51.15%      (0.71%)         (0.16%)
                                              Return after taxes
                                              on distributions
                                              Class Y                  33.24%      (0.45%)           0.03%
                                              Return after taxes
                                              on distributions
                                              and sale of Fund
                                              shares
S&P 500 Index(2)............................                           28.69%      (0.57%)           1.68%

---------------

(1) Inception for Class Y shares is October 14, 1998. Since inception, 10/14/98, the average annual return for Class Y Shares is 1.71% as of 12/31/03. Performance reflects average annual return from October 31, 1998 to December 31, 2003.
(2) This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS Y
--------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None
Redemption Fee(1) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)
---------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.75%
Distribution and Service (12b-1) Fees.............................         None
Other Expenses....................................................         0.47%
                                                                           ----
Total Annual Operating Expenses...................................         1.22%
Less Expense Reimbursement........................................        (0.07%)
                                                                           ----
Net Annual Fund Operating Expenses................................         1.15%
                                                                           ----

---------------

(1) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them for one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be retained by the Fund for the benefit of the remaining shareholders.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class Y.....................................................   $124     $387      $670      $1,477
IF YOU DO NOT REDEEM YOUR SHARES:
Class Y.....................................................   $124     $387      $670      $1,477

[Picture Description: columns of various heights: located to the left of the section titled: "Enterprise Equity Income Fund."]

                         ENTERPRISE EQUITY INCOME FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE A combination of growth and income to achieve an above-average and consistent total return

                     PRINCIPAL INVESTMENTS  Dividend-paying U.S. common stocks

                     FUND MANAGER  Boston Advisors, Inc.

                     WHO MAY WANT TO INVEST Investors who want the value of their investment to grow with the potential of receiving dividend income


                     INVESTMENT STRATEGIES The Equity Income Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund generally invests in dividend-paying U.S. common stocks. The goal is capital appreciation combined with an above-market level of dividend income. The Fund Manager has three objectives in constructing the portfolio: 1) Each individual stock holding will pay a dividend at least annually; 2) The overall portfolio yield will be greater than the dividend yield on the S&P 500 Index; and 3) At least 80% of the stocks (measured by net assets) will pay a dividend that exceeds the dividend yield on the S&P 500 Index. One of the Fund's criteria in stock selection is above-average yield, used as a discipline to enhance stability and reduce market risk. Subject to this primary guideline, the Fund invests in stocks that have low valuation characteristics and exhibit signs of business momentum. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in U.S. common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class Y shares from year to year.

[Chart Description: Illustrates volatility of an investment and shows changes in Class Y shares performance for 1999-2003; 1999 - 7.69; 2000 - 5.93;
2001 - (11.44); 2002 - (14.85) 2003 - 26.99]

                   BEST QUARTER                                         WORST QUARTER
                      16.16%                                               -17.57%
                (DECEMBER 31, 2003)                                 (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                        PAST ONE     PAST FIVE     RETURN SINCE
DECEMBER 31, 2003)                                                      YEAR         YEARS       INCEPTION(2)
-------------------------------------------------------------------------------------------------------------
Enterprise Equity Income Fund...............  Class Y                   26.99%        1.79%          3.27%
                                              Return before taxes
                                              Class Y                   26.68%        0.63%          1.91%
                                              Return after taxes
                                              on distributions
                                              Class Y                   17.89%        1.08%          2.27%
                                              Return after taxes
                                              on distributions
                                              and sale of Fund
                                              shares
S&P 500 Index(2)............................                            28.69%       (0.57%)         3.64%
S&P 500/Barra Value Index(3)................                            31.79%        1.95%          4.24%


---------------

(1) Inception date for Class Y shares is January 22, 1998. Since inception, 1/22/98, the average annual return for Class Y Shares is 3.50% as of 12/31/03. Performance reflects average annual returns from January 31, 1998 to December 31, 2003.

(2) This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index. Effective May 3, 2004, this index replaced the S&P Barra Value Index as the Fund's broad-based index as it more appropriately reflects the Fund's broad based market.


(3) This unmanaged broad based index is comprised of S&P companies with low price to book ratios. An index does not pay commissions or expenses. One cannot invest directly in an index.


FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.


SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS Y
--------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None
Redemption Fee(1) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)
---------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.75%
Distribution and Service (12b-1) Fees.............................         None
Other Expenses....................................................         0.45%
                                                                           ----
Total Annual Operating Expenses...................................         1.20%
Less Expense Reimbursement........................................        (0.15%)
                                                                           ----
Net Annual Fund Operating Expenses................................         1.05%
                                                                           ----

---------------

(1) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them for one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be retained by the Fund for the benefit of the remaining shareholders.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class Y.....................................................   $122     $381      $660      $1,455
IF YOU DO NOT REDEEM YOUR SHARES:
Class Y.....................................................   $122     $381      $660      $1,455

[Picture Description: columns of various heights: located to the left of the section titled: "Enterprise Growth Fund."]

                             ENTERPRISE GROWTH FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE  Capital appreciation

                     PRINCIPAL INVESTMENTS U.S. common stocks of large capitalization companies

                     FUND MANAGER  Montag & Caldwell, Inc.

                     WHO MAY WANT TO INVEST Investors who want the value of their investment to grow but do not need to receive income on their investment

                     INVESTMENT STRATEGIES The Growth Fund invests primarily in U.S. common stocks. The "Growth at a Reasonable Price" strategy employed by the Fund combines growth and value style investing. This means that the Fund invests in the stocks of companies with long-term earnings potential, but which are currently selling at a discount to their estimated long-term value. The Fund's equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion which makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

PRINCIPAL RISKS As a result of investing primarily in U.S. common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class Y shares from year to year.

[Chart Description: Illustrates volatility of an investment and shows changes in Class Y shares performance from 1997-2003; 1997 - 32.40; 1998 - 32.09;
1999 - 22.52; 2000 - (7.49); 2001 - (12.94); 2002 - (22.97); 2003 - 16.82]

                   BEST QUARTER                                         WORST QUARTER
                      27.52%                                               -15.50%
                (DECEMBER 31, 1998)                                   (MARCH 31, 2001)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                          PAST ONE    PAST FIVE    RETURN SINCE
DECEMBER 31, 2003)                                                        YEAR        YEARS      INCEPTION(1)
-------------------------------------------------------------------------------------------------------------
Enterprise Growth Fund.........................  Class Y                 16.82%       (2.35%)        8.53%
                                                 Return before taxes
                                                 Class Y                 16.82%       (2.88%)        7.69%
                                                 Return after taxes
                                                 on distributions
                                                 Class Y                 10.93%       (2.03%)        7.26%
                                                 Return after taxes
                                                 on distributions
                                                 and sale of Fund
                                                 shares
S&P 500 Index(2)...............................                          28.69%       (0.57%)        9.20%

---------------

(1) Inception date for Class Y shares is August 8, 1996. Since inception, 8/8/96, the average annual return for Class Y Shares is 8.27% as of 12/31/03. Performance reflects average annual returns from August 31, 1996 to December 31, 2003.
(2) This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes management fees and expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.


SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS Y
--------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None
Redemption Fee(1) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)
---------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.75%
Distribution and Service (12b-1) Fees.............................         None
Other Expenses....................................................         0.35%
                                                                           ----
Total Annual Fund Operating Expenses..............................         1.10%
                                                                           ----


---------------

(1) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them for one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be retained by the Fund for the benefit of the remaining shareholders.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class Y.....................................................   $112     $350      $606      $1,340
IF YOU DO NOT REDEEM YOUR SHARES:
Class Y.....................................................   $112     $350      $606      $1,340

[Picture Description: columns of various heights: located to the left of the section titled: "Enterprise Growth and Income Fund."]

                       ENTERPRISE GROWTH AND INCOME FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE Total return through capital appreciation with income as a secondary consideration

                     PRINCIPAL INVESTMENTS Broadly diversified group of U.S. common stocks

                     FUND MANAGER  UBS Global Asset Management (Americas) Inc.

                     WHO MAY WANT TO INVEST Investors who want the value of their investment to grow with the potential of receiving dividend income


                     INVESTMENT STRATEGIES The Growth and Income Fund invests primarily in U.S. common stocks of large capitalization stocks that offer the opportunity for capital appreciation, but also may hold small and intermediate capitalization stocks. The Fund may also invest in companies that have the potential to provide dividend income. In selecting securities, the Fund Manager focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Fund Manager's assessment of what a security is worth. The Fund Manager will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Fund Manager based its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Fund Manager then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive price/value characteristics. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in U.S. common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. The Fund's investment in small and intermediate capitalization stocks may be more volatile than investments in larger companies. Such securities may be less liquid than others, and this could make it difficult to sell a security at the time and price desired. The Fund's investments in derivatives may rise or fall more rapidly than other investments.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class Y shares from year to year.

[Chart Description: Illustrates volatility of an investment and shows changes in Class Y shares performance from 1994-2003; 1994 - 5.75; 1995 - 36.19;
1996 - 24.44; 1997 - 27.65; 1998 - 17.08; 1999 - 33.59; 2000 - 0.44;
2001 - (13.90); 2002 - (26.36); 2003 - 27.33]

                                    (GRAPH)

                   BEST QUARTER                                         WORST QUARTER
                      19.50%                                               -19.21%
                (DECEMBER 31, 1998)                                 (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                           PAST ONE     PAST FIVE     PAST TEN
DECEMBER 31, 2003)                                                         YEAR         YEARS        YEARS
------------------------------------------------------------------------------------------------------------
Enterprise Growth and Income Fund..............  Class Y                   27.33%        1.61%       11.24%
                                                 Return before taxes
                                                 Class Y                   27.24%        1.58%       10.79%
                                                 Return after taxes
                                                 on distributions
                                                 Class Y                   17.88%        1.37%        9.79%
                                                 Return after taxes
                                                 on distributions
                                                 and sale of Fund
                                                 shares
S&P 500 Index(1)...............................                            28.69%       (0.57%)      11.06%
Wilshire 5000 Equity Index(2)..................                            31.65%        0.48%       10.62%

---------------

(1) This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

(2) The Wilshire 5000 Equity Index includes all New York Stock Exchange ("NYSE") and American Stock Exchange issues and the most active over-the-counter issues ("NASDAQ"). The index is Market Value Weighted and represents the total dollar value of all 5000 stocks. It includes reinvested dividends and excludes management fees and expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS Y
--------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None
Redemption Fee(1) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)
---------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.75%
Distribution and Service (12b-1) Fees.............................         None
Other Expenses....................................................         0.54%
                                                                           ----
Total Annual Operating Expenses...................................         1.29%
Less Expense Reimbursement........................................        (0.24%)
                                                                           ----
Net Annual Fund Operating Expenses................................         1.05%
                                                                           ----

---------------

(1) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them for one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be retained by the Fund for the benefit of the remaining shareholders.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class Y.....................................................   $131     $409      $708      $1,556
IF YOU DO NOT REDEEM YOUR SHARES:
Class Y.....................................................   $131     $409      $708      $1,556

[Picture Description: Globe: located to the left of the section titled:
"Enterprise International Growth Fund."]

                      ENTERPRISE INTERNATIONAL GROWTH FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE  Capital appreciation

                     PRINCIPAL INVESTMENTS  Non-U.S. based equity securities

                     FUND MANAGER  SSgA Funds Management, Inc.

                     WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income and who are willing to accept the increased risk of international investing for the possibility of higher returns

                     INVESTMENT STRATEGIES The International Growth Fund normally invests at least 80% of its net assets in non-U.S. based equity securities that the Fund Manager believes are undervalued. The Fund Manager uses an approach that involves bottom-up stock selection. The Fund Manager looks for companies that are good predictable businesses selling at attractive prices relative to an estimate of intrinsic value. The Fund Manager diversifies investments among European, Australasian and Far East ("EAFE") markets identifying and investing in those companies domiciled outside of the United States that the Fund Manager believes are and will remain globally dominant over the long term. These companies tend to be highly capitalized "blue chip" names and have established success relative to their global peers in sustained profitability. It follows that the Fund has a large cap bias and a relatively low turnover rate, reflecting the Fund Manager's strategic investment outlook and a concentrated number of companies. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in common stocks or ADRs of foreign companies. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Emerging market securities may be even more susceptible to these risks. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.


PERFORMANCE INFORMATION


The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class Y shares from year to year.

[Chart Description: Illustrates volatility of an investment and shows changes in Class Y shares performance from 1996-2003; 1996 - 12.86; 1997 - 5.21;
1998 - 14.73; 1999 - 40.39; 2000 - (19.53); 2001 - (29.93); 2002 - (19.46);
2003 - 30.51]

                   BEST QUARTER                                         WORST QUARTER
                      31.27%                                               -27.82%
                (DECEMBER 31, 1999)                                 (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                          PAST ONE    PAST FIVE    RETURN SINCE
DECEMBER 31, 2003)                                                        YEAR        YEARS      INCEPTION(1)
-------------------------------------------------------------------------------------------------------------
Enterprise International Growth Fund...........  Class Y                 30.51%       (3.61%)        2.53%
                                                 Return before taxes
                                                 Class Y                 30.51%       (4.23%)        1.28%
                                                 Return after taxes
                                                 on distributions
                                                 Class Y                 19.83%       (3.09%)        1.64%
                                                 Return after taxes
                                                 on distributions
                                                 and sale of Fund
                                                 shares
MSCI EAFE Index(2).............................                          38.59%       (0.05%)        3.33%

---------------

(1) Inception date for Class Y shares is July 5, 1995. Since inception, July 5, 1995, the average annual return for Class Y Shares is 3.03% as of December 31, 2003. Performance reflects average annual returns from July 31, 1995 to December 31, 2003.
(2) The Morgan Stanley Capital International Europe, Australasia and the Far East Index (MSCI EAFE) is an unmanaged index composed of the stocks of approximately 1,005 companies traded on 21 stock exchanges from around the world, excluding the USA, Canada, and Latin America. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS Y
--------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None
Redemption Fee(1) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)
---------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.85%
Distribution and Service (12b-1) Fees.............................         None
Other Expenses....................................................         0.65%
                                                                           ----
Total Annual Operating Expenses...................................         1.50%
Less Expense Reimbursement........................................        (0.10)%
                                                                           ----
Net Annual Fund Operating Expenses................................         1.40%
                                                                           ----

---------------

(1) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them for one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be retained by the Fund for the benefit of the remaining shareholders.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class Y.....................................................   $153     $474      $818      $1,791
IF YOU DO NOT REDEEM YOUR SHARES:
Class Y.....................................................   $153     $474      $818      $1,791

[Picture Description: Brass Telescope: located to the left of the section titled: "Enterprise Global Financial Services Fund."]

                   ENTERPRISE GLOBAL FINANCIAL SERVICES FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE  Capital appreciation

                     PRINCIPAL INVESTMENTS Common stocks of domestic and foreign financial services companies

                     FUND MANAGER  Sanford C. Bernstein & Co., LLC

                     WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income; want investment in the global financial services sector; and are willing to accept the increased risk of international investing for the possibility of higher returns

                     INVESTMENT STRATEGIES The Global Financial Services Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of financial services companies. The Fund normally invests in companies domiciled in the U.S. and in at least three other countries. The Fund considers a financial services company to be a firm that in its most recent fiscal year either (i) derived at least 50% of its revenues or earnings from financial services activities, or (ii) devoted at least 50% of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate financing firms; leasing firms; credit card companies; government sponsored financial enterprises; investment companies; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line property and casualty, life insurance companies and insurance holding companies. The Fund Manager selects securities by combining fundamental and quantitative research to identify securities of financial services companies that are attractively priced relative to their expected returns. Its research analysts employ a long-term approach to forecasting the earnings and growth potential of companies and attempt to construct global portfolios that produce maximum returns at a given risk level. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

PRINCIPAL RISKS The Fund invests in common stocks of domestic and foreign companies. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Fund. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Emerging market securities may be even more susceptible to these risks. Because the Fund concentrates in a single industry sector, its performance is largely dependent on the sector's performance, which may differ from that of the overall stock market. Generally, the financial services industry is more sensitive to fluctuations in interest rates than the economy as a whole. Moreover, while rising interest rates will cause a decline in the value of any debt securities the Fund holds, falling interest rates or deteriorating economic conditions can adversely affect the performance of financial services companies' stock. Both foreign and domestic financial services companies are affected by government regulation or market intervention, which may limit their activities and affect their profitability. Some financial services companies, e.g., insurance companies, are subject to severe market share and price competition. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class Y shares from year to year.

[Chart Description: Illustrates volatility of an investment and shows changes in Class Y shares performance for 1999-2003; 1999--(4.51); 2000--22.39;
2001--(7.89); 2002--(8.80); 2003--38.67]

                   BEST QUARTER                                         WORST QUARTER
                      24.43%                                               -23.67%
                  (JUNE 30, 2003)                                   (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


----------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                                 PAST ONE    PAST FIVE      RETURN SINCE
DECEMBER 31, 2003)                                                               YEAR        YEARS        INCEPTION(1)
----------------------------------------------------------------------------------------------------------------------
Enterprise Global Financial Services Fund.............  Class Y                 38.67%        6.36%           9.97%
                                                        Return before taxes
                                                        Class Y                 38.24%        5.34%           8.97%
                                                        Return after taxes
                                                        on distributions
                                                        Class Y                 25.51%        4.90%           8.10%
                                                        Return after taxes
                                                        on distributions
                                                        and sale of Fund
                                                        shares
MSCI World Index(2)...................................                          33.11%       (0.77%)          2.96%


---------------

(1) Inception for Class Y shares is October 1, 1998. Performance reflects the average annual return from October 1, 1998 to December 31, 2003 for the Fund. Performance for the MSCI World Index reflects the average annual return from September 30, 1998 to December 31, 2003.

(2) The Morgan Stanley Capital International World Index ("MSCI World Index") is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. An index does not pay taxes on distributions or sales of shares. If an index had expenses or paid taxes, its performance would be lower. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS Y
--------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None
Redemption Fee(1) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)
---------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.85%
Distribution and Service (12b-1) Fees.............................         None
Other Expenses....................................................         0.66%
                                                                           ----
Total Annual Operating Expenses...................................         1.51%
Less Expense Reimbursement........................................        (0.21%)
                                                                           ----
Net Annual Fund Operating Expenses................................         1.30%
                                                                           ----

---------------

(1) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them for one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be retained by the Fund for the benefit of the remaining shareholders.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class Y.....................................................   $154     $477      $824      $1,802
IF YOU DO NOT REDEEM YOUR SHARES:
Class Y.....................................................   $154     $477      $824      $1,802

[Picture Description: Brass Telescope: located to the left of the section titled: "Enterprise Global Socially Responsible Fund."]

                   ENTERPRISE GLOBAL SOCIALLY RESPONSIVE FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE  Total return

                     PRINCIPAL INVESTMENTS Equity securities of companies located in countries that are included in the MSCI World Index that meet the Fund's social and investment criteria

                     FUND MANAGER  Rockefeller & Co., Inc.

                     WHO MAY WANT TO INVEST Investors who want to make socially responsible investments and want the value of their investment to grow


                     INVESTMENT STRATEGIES The Global Socially Responsive Fund invests in equity securities of companies that the Fund Manager believes are socially responsive and which are located in countries that are included in the MSCI World Index, including the U.S., Canada and Australia, and certain developed markets located in Europe and the Far East. The term "responsive" is used to distinguish between absolute and relative standards of corporate social responsibility. The Fund Manager believes that no company is perfect on any of the relevant social criteria, but looks for companies that demonstrate a commitment to progress. To find companies that are socially responsive, the Fund Manager actively looks for companies that are demonstrating leadership in one or more of the following areas: human rights, public health, governance, products, services and marketing, workplace environment, environmental stewardship and community. These companies also may show a commitment to improving the quality of communication to shareholders and stakeholders and to developing solution-oriented policies and practices. Like other socially responsive investment vehicles, the Fund does not invest in companies that are known to ignore human rights issues, violate environmental laws and regulations, have significant and continuing records of discrimination or unfair labor practices, or companies that have a history of poor governance. The Fund also does not invest in companies that derive more than 2% of their revenue from alcohol, tobacco, gambling, weapons or weapons systems. The Fund avoids companies that produce, own or operate nuclear power plants, and companies that conduct unnecessary product testing on animals for personal care products or that do not subscribe to and rigorously enforce appropriate care standards for legally required animal testing. The Fund Manager believes that good corporate citizenship has the potential to create good investment opportunities; wherever possible, the Fund seeks to invest in companies that the Fund Manager believes derive a competitive advantage from the socially responsive products, policies and practices developed by such companies. The Fund Manager seeks companies that combine these social criteria with an investment management criteria of potentially high return on investment capital, strong quality of management, sound financial resources and good overall business prospects. In selecting equity securities, the Fund Manager uses its own valuation models to determine fair value and looks for securities that are selling at discounts to their fair value, independent of region or style bias. The Fund seeks to own growth and/or value stocks depending on their relative attractiveness. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in common stocks located in countries that are included in the MSCI World Index. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. competitors. In addition, information regarding foreign companies may not be as readily available as information for U.S. companies. Therefore, it may be difficult to determine whether foreign companies meet the same social criteria as U.S. companies. The Fund may be restricted by its focus on socially responsive investing and therefore, the investments that the Fund Manager selects may under perform other investments or the stock markets generally.


PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class Y shares from year to year.

[Chart Description: Illustrates volatility of an investment and shows changes in Class Y shares performance for 2001-2003; 2001 -- (10.28); 2002 -- (17.96); 2003
-- 26.92]

                   BEST QUARTER                                         WORST QUARTER
                      14.18%                                               -17.22%
                (DECEMBER 31, 2003)                                 (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                                       PAST ONE    RETURN SINCE
DECEMBER 31, 2003)                                                                     YEAR      INCEPTION(1)
-------------------------------------------------------------------------------------------------------------
Enterprise Global Socially Responsive Fund..................  Class Y                  26.92%        (2.80%)
                                                              Return before taxes
                                                              Class Y                  26.92%        (2.82%)
                                                              Return after taxes
                                                              on distributions
                                                              Class Y                  17.50%        (2.38%)
                                                              Return after taxes
                                                              on distributions
                                                              and sale of Fund
                                                              shares
MSCI World Index(2).........................................                           33.11%        (5.49%)

---------------

(1) Inception for Class Y shares is September 29, 2000. Since inception, 9/29/00, the average annual return for Class Y Shares is -2.80% as of 12/31/03. Performance reflects average annual returns from September 30, 2000 to December 31, 2003.
(2) The Morgan Stanley Capital International World Index (MSCI World) is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

FEES AND EXPENSES

The table below describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS Y
--------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None
Redemption Fee(1) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)
---------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.90%
Distribution and Service (12b-1) Fees.............................         None
Other Expenses....................................................         1.90%
                                                                           ----
Total Annual Fund Operating Expenses..............................         2.80%
Less Expense Reimbursements.......................................        (1.50%)
                                                                           ----
Net Annual Fund Operating Expenses................................         1.30%
                                                                           ----

---------------

(1) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them for one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be retained by the Fund for the benefit of the remaining shareholders.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class Y.....................................................   $283     $868     $1,479     $3,128
IF YOU DO NOT REDEEM YOUR SHARES:
Class Y.....................................................   $283     $868     $1,479     $3,128

[Picture Description: Brass Telescope: located to the left of the section titled: "Enterprise Mergers and Acquisitions Fund."]

                    ENTERPRISE MERGERS AND ACQUISITIONS FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE  Capital appreciation

                     PRINCIPAL INVESTMENTS  Domestic equity securities


                     FUND MANAGER  GAMCO Investors, Inc.


                     WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income and want to diversify their overall portfolio with an investment in a specialty fund that invests in companies that could be subject to a takeover

                     INVESTMENT STRATEGIES The Fund Manager will purchase shares of companies believed to be likely acquisition targets within 12 to 18 months. In addition, the Fund Manager will engage in classic risk arbitrage by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Fund Manager, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase the selling company's securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. At times, the stock of the acquiring company may also be purchased or shorted. The Fund Manager may invest in small, mid and large capitalization stocks. The Fund Manager expects a high portfolio turnover rate of 150% or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

PRINCIPAL RISKS Because the Fund invests primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. Moreover, because the Fund can invest in small, mid and large-capitalization companies, it is riskier than funds that invest in only large-capitalization companies since small and mid-capitalization companies typically have greater earnings fluctuations and greater reliance on a few key customers than larger companies. The Fund is subject to the risk that the potential private market value of the Fund's stocks will not be realized or that certain of the transactions to which some of the Fund's investments are a part may not be completed, or may be renegotiated or terminated, which may result in losses to the Fund. The investment policies of the Fund may lead to a higher portfolio turnover rate that could increase the Fund's expenses, generate more tangible short-term gains for shareholders and could negatively impact the Fund's performance. The Fund is non-diversified and may invest more of its assets in the securities of a single issuer. This increases the Fund's risk because developments affecting an individual issuer have a greater impact on the Fund's performance. Because the Fund Manager expects a high portfolio turnover, the Fund is likely to generate more taxable short-term gains for shareholders. High portfolio turnover may increase trading costs, which could lower performance. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. The Fund may engage in various portfolio strategies, including using derivatives, to enhance potential gain.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ slightly due to differences in expenses.

This bar chart shows the performance of the Fund's Class Y shares from year to year.

[Chart Description: Illustrates volatility of an investment and shows changes in Class Y shares performance for 2002-2003; 2002 - (2.87); 2003 - 16.06]

                   BEST QUARTER                                         WORST QUARTER
                       7.30%                                               -4.92%
                  (JUNE 30, 2003)                                   (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                                     PAST ONE    RETURN SINCE
DECEMBER 31, 2003)                                                                   YEAR      INCEPTION(1)
-----------------------------------------------------------------------------------------------------------
Enterprise Mergers and Acquisitions Fund..................  Class Y                  16.06%         5.23%
                                                            Return before taxes
                                                            Class Y                  15.53%         4.79%
                                                            Return after taxes
                                                            on distributions
                                                            Class Y                  10.44%         4.20%
                                                            Return after taxes
                                                            on distributions
                                                            and sale of Fund
                                                            shares
S&P 500 Index(2)..........................................
                                                                                     28.69%        (2.21%)

---------------

(1) Inception date for Class Y shares is February 28, 2001. Performance reflects average annual returns from February 28, 2001 to December 31, 2003.
(2) The S&P Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and excludes management fees and expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.


SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS Y
--------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None
Redemption Fee(1) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)
---------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.90%
Distribution and Service (12b-1) Fees.............................         None
Other Expenses....................................................         0.41%
                                                                           ----
Annual Fund Operating Expenses....................................         1.31%
                                                                           ----


---------------

(1) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them for one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be retained by the Fund for the benefit of the remaining shareholders.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class Y.....................................................   $133     $415      $718      $1,579
IF YOU DO NOT REDEEM YOUR SHARES:
Class Y.....................................................   $133     $415      $718      $1,579

[Picture Description: Brass Telescope: located to the left of the section titled: "Enterprise Technology Fund."]

                           ENTERPRISE TECHNOLOGY FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE  Long-term capital appreciation

                     PRINCIPAL INVESTMENTS Equity securities, including common stocks, preferred stocks, warrants and other securities convertible into common stock, issued by domestic and foreign companies primarily engaged in technology-related activities

                     FUND MANAGER  Fred Alger Management, Inc.

                     WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income and who want to diversify their overall portfolio with a concentrated investment in a diversified portfolio of domestic and foreign companies in the major subsectors of the technology sector, including firms in the computer, communications, video, electronics, office and factory automation and robotics sectors as well as Internet, intranet and other e-commerce enterprises. The Fund may be appropriate for investors who are looking to invest over the long-term, who are able to ride out market swings, and who are looking to invest in a diversified stock portfolio focused on a particular stock market segment. The Fund alone cannot provide a balanced investment program.

INVESTMENT STRATEGIES The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies engaged in technology and technology-related industries. The Fund considers companies engaged in technology and technology-related industries as companies that are engaged in the research, design, development and manufacturing of products that utilize new, creative or innovative technologies to gain a strategic advantage in their industries, as well as companies that provide and service those technologies. The Fund will invest at least 25% of total assets in Internet or intranet related companies. The Fund invests primarily in domestic companies and may also invest up to 20% of its assets in foreign companies. There is no limit on the market capitalization of the companies in which the Fund may invest, or in the length of operating history for the companies. The Fund may invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance. The Fund may also purchase and sell options and forward currency exchange contracts. The Fund Manager selects portfolio securities by evaluating a company's positioning or business model and may consider its ability to grow and expand its activities or achieve a greater competitive advantage in cost/profitability and brand image via the use of the Internet. The Fund Manager also considers a company's fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. Furthermore, the Fund Manager looks at the amount of capital a company currently expends on research and development. The Fund Manager believes that dollars invested in research and development today frequently have a significant bearing on future growth.

PRINCIPAL RISKS The Fund may invest in common stocks. As a result, the Fund is subject to the risk that the stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Fund. Because the Fund concentrates in a single industry sector, its performance is largely dependent on this sector's performance which may differ from that of the overall stock market. Both foreign and domestic technology-related companies are affected by government regulation or market intervention, which may limit their activities and affect their profitability. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of industries. Some technology-related companies are subject to severe market share and price competition. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects. Investments in initial public offerings may result in increased transactions costs and expenses, distributions and the realization of short-term capital gains. In addition, investments in foreign markets may be more volatile and less liquid than investments in U.S. markets because there is less public information available about foreign companies. Diplomatic, political or economic developments may cause foreign investments to lose money. A Fund that invests in foreign securities denominated in foreign currencies may also be subject to currency risk. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting or financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Additional restrictions may be imposed under emergency conditions. The Fund may suffer a loss from its use of options, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class Y shares for the past year.

[Chart Description: Illustrates volatility of an investment and shows changes in Class Y shares performance for 2000-2003; 2000--(50.84); 2001--(33.65);
2002--(48.02); 2003--77.51]

                  BEST QUARTER(1)                                       WORST QUARTER
                      32.52%                                               -47.30%
                  (JUNE 30, 2003)                                    (DECEMBER 31, 2000)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement ac-counts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                                     PAST ONE    RETURN SINCE
DECEMBER 31, 2003)                                                                   YEAR      INCEPTION(2)
-----------------------------------------------------------------------------------------------------------
Enterprise Technology Fund(3).............................  Class Y                  77.51%      (0.71%)
                                                            Return before taxes
                                                            Class Y                  77.51%      (0.83%)
                                                            Return after taxes
                                                            on distributions
                                                            Class Y                  50.38%      (0.61%)
                                                            Return after taxes
                                                            on distributions
                                                            and sale of Fund
                                                            shares
S&P 500 Index(4)..........................................                           28.69%      (3.18%)

---------------

(1) The best quarter since inception was 75.46% for the quarter ending December 31, 1999.
(2) Inception for Class Y shares is July 1, 1999. Fund performance reflects the average annual return from July 1, 1999 to December 31, 2003. Performance for the S&P 500 Index reflects the average annual return from June 30, 1999 to December 31, 2003.
(3) A portion of the Fund's returns is attributable to its investment in initial public offerings ("IPO"). There is no guarantee that the Fund will experience substantially similar performance by investing in IPOs.
(4) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes management fees and expenses. One cannot invest directly in an index.

FEES AND EXPENSES

The table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS Y
--------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None
Redemption Fee(1) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)
---------------------------------------------------------------------------------
Investment Advisory Fees..........................................         1.00%
Distribution and Service (12b-1) Fees.............................         None
Other Expenses....................................................         0.87%
                                                                           ----
Total Annual Fund Operating Expenses..............................         1.87%
Less Expense Reimbursements.......................................        (0.42%)
                                                                           ----
Net Annual Fund Operating Expenses................................         1.45%
                                                                           ----

---------------

(1) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them for one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be retained by the Fund for the benefit of the remaining shareholders.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class Y.....................................................   $190     $588     $1,011     $2,190
IF YOU DO NOT REDEEM YOUR SHARES:
Class Y.....................................................   $190     $588     $1,011     $2,190

[Picture Description: Three Stones lying in a small brook: located to the left of the section titled: "Enterprise Managed Fund."]

                            ENTERPRISE MANAGED FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE  Growth of capital over time

                     PRINCIPAL INVESTMENTS Common stocks, bonds and cash equivalents, the percentages of which will vary based on the Fund Manager's assessment of relative investment values

                     FUND MANAGER  Wellington Management Company, LLP

                     WHO MAY WANT TO INVEST Investors who want the value of their investment to grow while maintaining exposure to fixed income securities but do not need to receive income on their investment


                     INVESTMENT STRATEGIES The Managed Fund invests in a diversified portfolio of common stocks, bonds and cash equivalents. Normally, 65% of fund assets will be invested in equity securities, 30% of fund assets will be invested in fixed income securities and 5% of fund assets will be invested in cash and cash equivalents. The allocation of the Fund's assets among the different types of permitted investments will vary from time to time based upon the Fund Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. The Fund Manager has discretion to increase or decrease the weighting in equity securities or fixed income securities by 15% and cash and cash equivalents by 5%, such that equities could range from 50% to 80%, fixed income securities could range from 15% to 45% and cash and cash equivalents could range from 0% to 10% of fund assets. In addition, the Fund may also invest up to 20% of assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by ADRs or EDRs listed on a domestic securities exchange or traded in the United States over-the-counter market.


The Fund's equity investments will be primarily large capitalization companies; however, the Fund may invest in companies of any size. The strategy for the equity portion of the Fund is to identify through fundamental analysis market-leading companies in industry sectors with favorable growth prospects. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. The key characteristics of high quality companies favored by the Fund include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team.


While the Fund will earn income to the extent it is invested in bonds or cash equivalents, the Fund does not have any specific income objective. The bonds in which the Fund may invest will be primarily government and government agency securities, investment grade corporate debt securities, asset-backed securities and mortgage backed securities. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



PRINCIPAL RISKS The Fund invests in both common stocks and debt securities. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Fund. Securities of medium and smaller capitalization companies may experience greater price volatility than securities of larger companies. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. In addition, the Fund is subject to the risk that the prices of debt securities will decline due to rising interest rates. The risk is greater for long-term debt securities than for short-term debt securities. Debt securities may decline in credit quality due to factors affecting the issuer and economic or political events, increasing the risk that the issuer may default on payments of interest or principal. Because the Fund Manager expects a high portfolio turnover, the Fund is likely to generate more taxable short-term gains for shareholders. High portfolio turnover may increase trading costs, which could lower performance. If the Fund lends securities, there is risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.


PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class Y Shares from year to year.

[Chart Description: Illustrates volatility of an investment and shows changes in Class Y shares performance from 1996-2003; 1996--22.63; 1997--21.60; 1998--7.20;
1999--7.94; 2000--0.83; 2001--(11.36); 2002--(21.55); 2003--20.91]

                   BEST QUARTER                                         WORST QUARTER
                      13.55%                                               -16.38%
                  (JUNE 30, 1997)                                   (SEPTEMBER 30, 2001)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                          PAST ONE    PAST FIVE    RETURN SINCE
DECEMBER 31, 2003)                                                        YEAR        YEARS      INCEPTION(1)
-------------------------------------------------------------------------------------------------------------
Enterprise Managed Fund........................  Class Y                  20.91%      (1.76%)        5.55%
                                                 Return before taxes
                                                 Class Y                  20.68%      (2.76%)
                                                 Return after taxes                                  4.35%
                                                 on distributions
                                                 Class Y                  13.89%      (1.71%)
                                                 Return after taxes                                  4.41%
                                                 on distributions
                                                 and sale of Fund
                                                 shares
S&P 500 Index (2)..............................                           28.69%      (0.57%)       10.22%

---------------

(1) Inception date for Class Y shares is July 5, 1995. Since inception, 7/5/95, the average annual return for Class Y Shares is 5.74% as of 12/31/03. Performance reflects average annual returns from July 31, 1995 to December 31, 2003.
(2) This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes management fees and expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.


SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS Y
--------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None
Redemption Fee(1) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)
---------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.75%
Distribution and Service (12b-1) Fees.............................         None
Other Expenses....................................................         0.58%
                                                                           ----
Total Annual Fund Operating Expenses..............................         1.33%
Less Expense Reimbursements.......................................        (0.33%)
                                                                           ----
Net Annual Operating Expenses.....................................         1.00%
                                                                           ----

---------------

(1) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them for one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be retained by the Fund for the benefit of the remaining shareholders.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class Y.....................................................   $135     $421      $729      $1,601
IF YOU DO NOT REDEEM YOUR SHARES:
Class Y.....................................................   $135     $421      $729      $1,601

[Picture Description: Three Stones lying in a small brook: located to the left of the section titled: "Enterprise Strategic Allocation Fund."]

                      ENTERPRISE STRATEGIC ALLOCATION FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE Total return, consisting of long-term capital appreciation and current income

                     PRINCIPAL INVESTMENTS Domestic equity securities and U.S. Treasury notes and bills

                     FUND MANAGER  UBS Global Asset Management (US) Inc.

                     WHO MAY WANT TO INVEST Investors who want the value of their investment to grow with the potential of receiving income

                     INVESTMENT STRATEGIES The Fund Manager allocates the Fund's assets between a stock portion that is designed to track the S&P 500 Index and a fixed income portion that consists of five-year U.S. Treasury notes with remaining maturities of approximately five years or U.S. Treasury bills with remaining maturities of approximately 30 days. From time to time, the Fund Manager reallocates the Fund's assets in accordance with the recommendations of its Strategic Allocation Model. The stock portion of the Fund is designed to track the S&P 500 Index and is given greater weight, based on the Model, in periods of anticipated strong market performance than in weak periods, reallocating assets to U.S. Treasury notes or bills when a potential bear market or a prolonged market downturn is projected. The Model can recommend stock allocations of 95%, 70%, 45%, 20% or 0%. The Model employs a price to intrinsic value analysis in deciding whether to recommend five-year U.S. Treasury notes or 30-day U.S. Treasury bills. The Fund Manager may, but is not required to, use options and futures to adjust the Fund's exposure to different asset classes or to maintain exposure to stocks and U.S. Treasury notes while maintaining a balance in cash for Fund management purposes. The Fund Manager may also use these instruments to reduce the risk of adverse price movements when investing Fund inflows to facilitate trading and to reduce transaction costs. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets, including collateral received for securities lent.

PRINCIPAL RISKS Because the Fund invests in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a risk of investing in the Fund. As for the Fund's fixed income investments, there is the risk that their value will generally fall as interest rates rise. The Fund expects a close correlation between the performance of the portion of its assets allocated to stocks and that of the S&P 500 Index in both rising and falling markets. However, the Fund's performance generally will not be identical to the Index because of the allocation between the stock portion and fixed income portion, as well as because of fees and expenses that the Fund bears, and daily purchases and redemptions of Fund shares. The Strategic Allocation Model involves the risk that it may not correctly predict the times to shift the Fund's assets from one type of investment to another or that the Fund Manager may incorrectly time the implementation of a shift in allocation. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also involve the risk of the Fund's losing more than the principal invested. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ slightly due to differences in expenses.

This bar chart shows the performance of the Fund's Class Y shares for the last year.

[Chart Description: Illustrates volatility of an investment and shows changes in Class Y shares performance for the past year 2002 - (21.63); 2003 - 25.72]

                                    (GRAPH)

                   BEST QUARTER                                         WORST QUARTER
                      14.38%                                               -16.48%
                  (JUNE 30, 2003)                                   (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                                     PAST ONE    RETURN SINCE
DECEMBER 31, 2003)                                                                   YEAR      INCEPTION(1)
-----------------------------------------------------------------------------------------------------------
Enterprise Strategic Allocation Fund......................  Class Y                25.72%         0.18%
                                                            Return before taxes
                                                            Class Y                25.63%         0.11%
                                                            Return after taxes
                                                            on distributions
                                                            Class Y                16.80%         0.12%
                                                            Return after taxes
                                                            on distributions
                                                            and sale of Fund
                                                            shares
S&P 500 Index(2)..........................................
                                                                                   28.69%         0.85%

---------------

(1) Inception date for Class Y shares is August 31, 2001. Performance reflects average annual returns from August 31, 2001 to December 31, 2003.

(2) The S&P 500 is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries in the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS Y
--------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None
Redemption Fee(1) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)
---------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.75%
Distribution and Service (12b-1) Fees.............................         None
Other Expenses(2).................................................         0.84%
                                                                           ----
Total Annual Fund Operating Expenses..............................         1.59%
Less Expense Reimbursement........................................        (0.54%)
                                                                           ----
Net Annual Fund Operating Expenses................................         1.05%
                                                                           ----

---------------

(1) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them for one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be retained by the Fund for the benefit of the remaining shareholders.
(2) Based on estimated annual amounts.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class Y.....................................................   $162     $502      $866      $1,889
IF YOU DO NOT REDEEM YOUR SHARES:
Class Y.....................................................   $162     $502      $866      $1,889

[Picture Description: Antiqued piggy bank with various coins lying beside: located to the left of the section titled: "Enterprise Government Securities Fund."]

                     ENTERPRISE GOVERNMENT SECURITIES FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE Current income and safety of principal

                     PRINCIPAL INVESTMENTS Securities that are obligations of the U.S. Government, its agencies or instrumentalities

                     FUND MANAGER  TCW Investment Management Company

                     WHO MAY WANT TO INVEST Conservative investors who want to receive income from their investment


                     INVESTMENT STRATEGIES The Government Securities Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities that are obligations of the U.S. Government, its agencies or instrumentalities. The Fund's investments may include securities issued by the U.S. Treasury, such as treasury bills, treasury notes and treasury bonds. In addition, the Fund may invest in securities that are issued or guaranteed by agencies and instrumentalities of the U.S. Government. Securities issued by agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. Securities issued by the Government National Mortgage Association ("GNMA Certificates") are examples of full faith and credit securities, which means that the payment of principal and interest is guaranteed, but yield and market value are not. Securities issued by agencies or instrumentalities that may be chartered or sponsored by Acts of Congress, but are not backed by the full faith and credit of the United States, include Fannie Mae and Freddie Mac. Such securities are supported by the ability to borrow from the U.S. Treasury. The Fund may invest primarily in mortgage-backed securities, and may, to a limited extent, invest in collateralized mortgage obligations ("CMOs"). The Fund may concentrate from time to time in different U.S. Government securities in order to obtain the highest available level of current income and safety of principal. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Government Securities Fund invests primarily in U.S. Government debt securities. As a result, the Fund is subject to the risk that the prices of debt securities will decline due to rising interest rates. This risk is greater for long-term debt securities than for short-term debt securities. To the extent that the Fund invests in mortgage-backed securities, it is subject to additional risk. A mortgage-backed security pools all interest and principal payments from the underlying mortgages and pays it to the security's owner. The mortgages underlying mortgage-backed securities may mature or be paid off before the stated maturity date. This has a number of drawbacks for general U.S. Government Obligations. First, the Fund may have a lower return than initially calculated in the event of prepayments. A prepayment does not cause a loss of principal, only of income. Second, the monthly income payments to the Fund may fluctuate. Third, the Fund cannot predict the maturity of its investment with certainty. Fourth, the Fund would invest any resulting proceeds in other securities, generally at the then prevailing lower interest rate. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION


The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class Y shares for the past year.

[Chart Description: Illustrates volatility of an investment and shows changes in Class Y shares performance from 1998-2003; 1998--7.30; 1999--1.04;
2000--11.28; 2001--8.07; 2002--9.37; 2003--2.59]

                   BEST QUARTER                                         WORST QUARTER
                       4.83%                                               -0.48%
               (SEPTEMBER 30, 2001)                                    (JUNE 30, 1999)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                          PAST ONE    PAST FIVE    RETURN SINCE
DECEMBER 31, 2003)                                                        YEAR        YEARS      INCEPTION(1)
-------------------------------------------------------------------------------------------------------------
Enterprise Government Securities Fund..........  Class Y                  2.59%       6.40%          6.63%
                                                 Return before taxes
                                                 Class Y                  1.14%       4.22%          4.37%
                                                 Return after taxes
                                                 on distributions
                                                 Class Y                  1.72%       4.10%          4.24%
                                                 Return after taxes
                                                 on distributions
                                                 and sale of Fund
                                                 shares
Lehman Brothers Intermediate Government Bond
  Index(2).....................................                           2.30%       6.18%          6.60%

---------------

(1) Inception date for Class Y shares is July 17, 1997. Since inception, 7/17/97, the average annual return for Class Y Shares is 6.72% as of 12/31/03. Performance reflects average annual returns from July 31, 1997 to December 31, 2003.
(2) This unmanaged broad-based index that includes all issues with maturities of one to 9.99 years contained in the Lehman Brothers Government Bond Index (this index includes all publicly held U.S. Treasury debt or any governmental agency thereof, quasi-federal corporation, or corporate debt guaranteed by the U.S. government with a minimum maturity of one year and minimum outstanding par amount of $1 million) and is constructed the same way. Average weighted maturity is approximately four years. The index excludes transaction and holding charges. One cannot invest directly in an index.

FEES AND EXPENSES

The table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS Y
--------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None
Redemption Fee(1) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)
---------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.60%
Distribution and Service (12b-1) Fees.............................         None
Other Expenses....................................................         0.45%
                                                                           ----
Total Annual Operating Expenses...................................         1.05%
Less Expense Reimbursement........................................        (0.25%)
                                                                           ----
Net Annual Fund Operating Expenses................................         0.80%
                                                                           ----

---------------

(1) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them for one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be retained by the Fund for the benefit of the remaining shareholders.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class Y.....................................................   $107     $334      $579      $1,283
IF YOU DO NOT REDEEM YOUR SHARES:
Class Y.....................................................   $107     $334      $579      $1,283

[Picture Description: Antiqued piggy bank with various coins lying beside: located to the left of the section titled: "Enterprise High-Yield Bond Fund."]

                        ENTERPRISE HIGH-YIELD BOND FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE  Maximum current income

                     PRINCIPAL INVESTMENTS Debt securities rated below investment grade, which are commonly known as "junk bonds"

                     FUND MANAGER  Caywood-Scholl Capital Management

                     WHO MAY WANT TO INVEST Income-oriented investors who are willing to accept increased risk for the possibility of greater returns through high-yield bond investing

                     INVESTMENT STRATEGIES The High-Yield Bond Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that are below investment grade. The Fund generally invests in high-yield, income producing US corporate bonds that are rated B3 to Ba1 by Moody's Investors Service, Inc. ("Moody's") or B- to BB+ by Standard & Poor's Corporation ("S&P"), which are commonly known as "junk bonds." The Fund's investments are selected by the Fund Manager after examination of the economic outlook to determine those industries that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the Fund Manager identifies bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit and the relative value in relation to the high yield market. Companies near or in bankruptcy are not considered for investment. The Fund does not purchase bonds in the lowest ratings categories (rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Fund Manager have characteristics of such lower-grade bonds). Should an investment be subsequently downgraded to Ca or lower or CC or lower, the Fund Manager has discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20% of the Fund's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the Fund Manager, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent. The Fund Manager may have a high portfolio turnover rate in excess of 100%.

PRINCIPAL RISKS The Fund invests primarily in fixed income securities. As a result, the Fund is subject to the risk that the prices of the debt securities will decline due to rising interest rates. This risk is greater for long-term debt securities than for short-term debt securities. A high-yield bond's market price may fluctuate more than higher-quality securities and may decline significantly. High-yield bonds also carry a substantial risk of default or changes in the issuer's creditworthiness. In addition, it may be more difficult for the Fund to dispose of high-yield bonds or to determine their value. High-yield bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Fund to replace the security with a lower-yielding security. If this occurs, it may result in a decreased return or current yield for shareholders. High portfolio turnover may increase trading costs, which could lower performance. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risk. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class Y shares from year to year.

[Chart Description: Illustrates volatility of an investment and shows changes in Class Y shares performance from 1998-2003; 1998--2.57; 1999--4.30;
2000--(2.52); 2001--6.32; 2002--0.29; 2003--20.41]

                   BEST QUARTER                                         WORST QUARTER
                       7.01%                                               -5.72%
                  (JUNE 30, 2003)                                   (SEPTEMBER 30, 1998)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                        PAST ONE      PAST FIVE    RETURN SINCE
DECEMBER 31, 2003)                                                      YEAR          YEARS      INCEPTION(1)
-------------------------------------------------------------------------------------------------------------
Enterprise High-Yield Bond Fund..............  Class Y                 20.41%          5.47%         5.35%
                                               Return before taxes
                                               Class Y                 17.35%          2.08%         1.89%
                                               Return after taxes
                                               on distributions
                                               Class Y                 13.11%          2.49%         2.34%
                                               Return after taxes
                                               on distributions
                                               and sale of Fund
                                               shares
Lehman Brothers Corporate High Yield                                   28.96%          5.24%         4.95%
  Index(2)...................................
Lehman Brothers High Yield BA Bond                                     19.95%          6.92%         6.80%
  Index(3)...................................


---------------

(1) Inception date for Class Y shares is July 25, 1997. Since inception, 7/25/97, the average annual return for Class Y Shares is 5.47% as of 12/31/03. Performance reflects average annual returns from July 31, 1997 to December 31, 2003.

(2) This is an unmanaged index that includes the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeros, step-up coupon structures, and 144As are also included. The index includes both corporate and non-corporate sectors. The index excludes transaction or holding charges. One cannot invest directly in an index. This index replaces the Lehman Brothers High Yield BA Bond Index (previously known as the Lehman Brothers High Yield BB Bond Index) as the Fund's broad-based index as it more appropriately reflects the Fund's broad-based market.


(3) This is an unmanaged index that includes fixed rate, public non convertible issues that are rated Ba1, or lower by Moody's. If a Moody's rating is not available, the bonds must be rated BB+ or lower by S&P, or by Fitch if an S&P rating is not available. The index excludes transaction or holding charges. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS Y
--------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None
Redemption Fee(1) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)
---------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.60%
Distribution and Service (12b-1) Fees.............................         None
Other Expenses....................................................         0.34%
                                                                           ----
Total Annual Operating Expenses...................................         0.94%
Less Expense Reimbursement........................................        (0.09%)
                                                                           ----
Net Annual Fund Operating Expenses................................         0.85%
                                                                           ----

---------------

(1) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them for one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be retained by the Fund for the benefit of the remaining shareholders.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class Y.....................................................   $96      $300      $520      $1,155
IF YOU DO NOT REDEEM YOUR SHARES:
Class Y.....................................................   $96      $300      $520      $1,155

[Picture Description: Antiqued piggy bank with various coins lying beside: located to the left of the section titled: "Enterprise Short Duration Bond Fund."]

                      ENTERPRISE SHORT DURATION BOND FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE Current income with reduced volatility of principal

                     PRINCIPAL INVESTMENTS Investment grade fixed income securities of U.S. issuers. These securities include U.S. Government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, asset-backed securities and mortgage related securities.

                     FUND MANAGER  MONY Capital Management, Inc.

                     WHO MAY WANT TO INVEST Investors seeking current income consistent with preservation of capital through investment in investment-grade fixed income securities


                     INVESTMENT STRATEGIES The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds and other debt securities. To help maintain a high level of share price stability, the Fund seeks to keep the average duration of the overall portfolio between one year and three years. The Fund may invest in securities with effective or final maturities of any length at the time of purchase. It is anticipated that the average effective maturity of the Fund will range from one to four years. The Fund may adjust its holdings based on actual or anticipated changes in interest rates or credit quality. The Fund may also engage in risk management techniques, including futures contracts, swap agreements and other derivatives, in seeking to increase share price stability, increase income and otherwise manage the Fund's exposure to investment risks. The Fund will focus primarily on U.S. securities but may invest up to 20% of its total assets in U.S. dollar denominated fixed income securities of foreign issuers. The Fund will not invest in securities rated below "BBB". The Fund will maintain a minimum average credit quality rating of "A" in its portfolio. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund's fixed income instruments may fluctuate in value based upon changes in interest rates, market conditions and investor confidence. As interest rates rise, the value of the instruments will tend to decrease. The Fund is also subject to credit risk, which is the possibility that an issuer of a security will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION


The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

     This bar chart shows the performance of the Fund's Class Y shares for the past year.

[Chart Description: Illustrates volatility of an investment and shows changes in Class Y shares performance for 2003 -- 3.28]

                   BEST QUARTER                                         WORST QUARTER
                       1.24%                                                0.34%
                  (JUNE 30, 2003)                                    (DECEMBER 31, 2003)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                                     PAST ONE    RETURN SINCE
DECEMBER 31, 2003)                                                                   YEAR      INCEPTION(1)
-----------------------------------------------------------------------------------------------------------
Enterprise Short Duration Bond Fund.......................  Class Y                  3.28%         3.35%
                                                            Return before taxes
                                                            Class Y                  2.34%         2.42%
                                                            Return after taxes
                                                            on distributions
                                                            Class Y                  2.13%         2.31%
                                                            Return after taxes
                                                            on distributions
                                                            and sale of Fund
                                                            shares
Lehman Brothers 1-3 Year Government Credit Index(2).......  Since inception,         2.19%         3.03%
                                                            November 29, 2002,
                                                            the average annual
                                                            return for Class Y
                                                            shares is 3.34% as
                                                            of December 31,
                                                            2003


---------------

(1) Inception date for Class Y shares is November 29, 2002. Since inception, November 29, 2002, the average annual return for Class Y shares is 3.34% as of December 31, 2003. Performance reflects average annual returns from November 30, 2002 to December 31, 2003.
(2) The Lehman Brothers 1-3 Year Government Credit Index is a subset of the Lehman Brothers Government Credit Index. It includes all government and investment grade corporate bonds with maturities of one to three years. It includes reinvested interest and does not include any management fees or expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS Y
--------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None
Redemption Fee(1) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS A
---------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.45%
Distribution and Service (12b-1) Fees.............................         None
Other Expenses....................................................         0.80%
                                                                          -------
Total Annual Fund Operating Expenses..............................         1.25%
Less Expense Reimbursements.......................................        (0.60%)
                                                                          -------
Net Annual Fund Operating Expenses................................         0.65%
                                                                          -------

---------------

(1) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS
------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class Y.....................................................   $127     $397
IF YOU DO NOT REDEEM YOUR SHARES:
Class Y.....................................................   $127     $397

[Picture Description: Antiqued piggy bank with various coins lying beside: located to the left of the section titled: "Enterprise Tax-Exempt Income Fund."]

                       ENTERPRISE TAX-EXEMPT INCOME FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE A high level of current income exempt from federal income tax, with consideration given to preservation of principal

                     PRINCIPAL INVESTMENTS A diversified portfolio of long-term investment grade municipal bonds

                     FUND MANAGER  MBIA Capital Management Corp.

                     WHO MAY WANT TO INVEST Investors who want to receive tax-free current income and maintain the value of their investment


                     INVESTMENT STRATEGIES As a matter of fundamental policy, the Tax-Exempt Income Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments, the income from which is exempt from federal income tax. The issuers of these securities may be located in any state, territory or possession of the United States. In selecting investments for the Fund, the
Fund Manager tries to limit risk as much as possible. The Fund generally invests in investment grade municipal securities. The Fund Manager analyzes municipalities, their credit risk, market trends and investment cycles. The Fund Manager attempts to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The Fund anticipates that its average weighted maturity will range from 10 to 25 years. The Fund Manager will actively manage the Fund, adjusting the average Fund maturity and utilizing futures contracts and options on futures as a defensive measure according to its judgment of anticipated interest rates. During periods of rising interest rates and falling prices, the Fund Manager may adopt a shorter weighted average maturity to cushion the effect of bond price declines on the Fund's net asset value. When rates are falling and prices are rising, the Fund Manager may adopt a longer weighted average maturity. The Fund may also invest up to 20% of its net assets in cash, cash equivalents and debt securities, the interest from which may be subject to federal income tax. Investments in taxable securities will be limited to investment grade corporate debt securities and U.S. Government securities. The Fund will not invest more than 20% of its net assets in municipal securities, the interest on which is subject to the federal alternative minimum tax. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in long-term investment grade debt securities. As a result, the Fund is subject to the risk that the prices of debt securities will decline due to rising interest rates. This risk is greater for long-term debt securities than for short-term debt securities. Debt securities may decline in credit quality due to economic or governmental events. In addition, an issuer may fail to make timely payments of principal or interest to the Fund. Some investment grade bonds may have speculative characteristics. Pending a proxy vote, the Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

     This bar chart shows the performance of the Fund's Class Y shares for the past year.

[Chart Description: Illustrates volatility of an investment and shows changes in Class Y shares performance for 1999-2003; 1999 -- (2.32); 2000 -- 11.15;
2001 -- 3.56; 2002 -- 9.66; 2003 -- 4.83]

                   BEST QUARTER                                         WORST QUARTER
                       5.11%                                               -1.92%
               (SEPTEMBER 30, 2002)                                    (JUNE 30, 1999)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                          PAST ONE    PAST FIVE    RETURN SINCE
DECEMBER 31, 2003)                                                        YEAR        YEARS      INCEPTION(1)
-------------------------------------------------------------------------------------------------------------
Enterprise Tax-Exempt Income Fund..............  Class Y                  4.83%       5.27%          5.21%
                                                 Return before taxes
                                                 Class Y                  4.71%       5.19%          5.04%
                                                 Return after taxes
                                                 on distributions
                                                 Class Y                  4.66%       5.11%          5.01%
                                                 Return after taxes
                                                 on distributions
                                                 and sale of Fund
                                                 shares
Lehman Brothers Municipal Bond Index(2)........                           5.32%       5.83%          5.78%

---------------


(1) Inception date for Class Y shares is November 17, 1998. Since inception, November 17, 1998, the average annual return for Class Y Shares is 5.29% as of December 31, 2003. Performance reflects average annual returns from November 30, 1998 to December 31, 2003.

(2) This unmanaged index that includes approximately 1,100 investment grade tax-exempt bonds and is classified into four main sectors: general obligation, revenue, insured and prefunded. An index does not have an investment advisor and does not pay commissions and expenses. One cannot invest directly in an index.

FEES AND EXPENSES

The table on the next page describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS Y
--------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None
Redemption Fee(1) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)
---------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.50%
Distribution and Service (12b-1) Fees.............................         None
Other Expenses....................................................         0.38%
                                                                           ----
Total Annual Operating Expenses...................................         0.88%
Less Expense Reimbursement........................................        (0.23%)
                                                                           ----
Net Annual Fund Operating Expenses................................         0.65%
                                                                           ----

---------------

(1) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them for one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be retained by the Fund for the benefit of the remaining shareholders.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class Y.....................................................   $90      $281      $488      $1,084
IF YOU DO NOT REDEEM YOUR SHARES:
Class Y.....................................................   $90      $281      $488      $1,084

[Picture Description: Antiqued piggy bank with various coins lying beside: located to the left of the section titled: "Enterprise Total Return Fund."]

                          ENTERPRISE TOTAL RETURN FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE  Total return


                     PRINCIPAL INVESTMENTS  Fixed income securities


                     FUND MANAGER  Pacific Investment Management Company, LLC


                     WHO MAY WANT TO INVEST Income oriented investors who also seek capital appreciation


                     INVESTMENT STRATEGIES The Total Return Fund invests primarily in a diversified portfolio of fixed income instruments of varying maturities. These instruments will be primarily investment grade debt securities, but may include high yield securities, known as "junk bonds," rated CCC to BB by S&P, Caa to Ba by Moody's, or, if unrated, determined by the Fund Manager to be of comparable quality. Junk bonds may comprise no more than 20% of the Fund's total assets. In selecting fixed income securities, the Fund Manager will use various techniques, including economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting and other securities selection techniques. The Fund's performance will be measured against the Lehman Brothers U.S. Universal Index. This Index is designed to capture a broad range of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, as well as junk bonds, Eurobonds, illiquid securities and emerging market debt. The Fund may invest in any of the components of the index. The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamental for a particular sector or security. The Fund may invest up to 30% of its assets in securities denominated in foreign currencies and without limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. For risk management purposes or as part of its investment strategy, the Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund Manager expects a high portfolio turnover rate of 100% or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


PRINCIPAL RISKS The Fund's fixed income instruments may fluctuate in value based upon changes in interest rates, market conditions and investor confidence. As interest rates rise, the value of the instruments will tend to decrease. This risk will be greater for long-term securities than for short-term securities. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also involve the risk of the Fund's losing more than the principal amount invested. Hedging strategies may not be successful in reducing the fund's exposure to currency fluctuations, and may limit any potential gain that might result from an increase in the value of the hedged position. The ability of the Fund to successfully utilize any hedging strategies will depend on its management's ability to predict relevant market correlations, which cannot be assured. The Fund is not required to use hedging and may choose not to do so. The Fund is also subject to credit risk, which is the possibility that an issuer of a security will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk. Because the Fund may invest in high-yield securities, it may be subject to greater levels of interest rate, credit and liquidity risk. An economic downturn or period of rising interest rates could adversely affect the market for these securities. Because the Fund Manager expects a high portfolio turnover, the Fund is likely to generate more taxable short-term gains for shareholders. High portfolio turnover may increase trading costs, which could lower performance. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ slightly due to differences in expenses.

This bar chart shows the performance of the Fund's Class Y shares for the past year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

[Chart Description: Illustrates volatility of an investment and shows changes in Class Y shares performance for 2002-2003; 2002 - 8.16; 2003 - 5.53]

                   BEST QUARTER                                         WORST QUARTER
                       3.18%                                                0.00%
               (SEPTEMBER 30, 2002)                                 (SEPTEMBER 30, 2003)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                                     PAST ONE    RETURN SINCE
DECEMBER 31, 2003)                                                                   YEAR      INCEPTION(1)
-----------------------------------------------------------------------------------------------------------
Enterprise Total Return Fund..............................  Class Y                  5.53%         6.84%
                                                            Return before taxes
                                                            Class Y                  4.22%         4.95%
                                                            Return after taxes
                                                            on distributions
                                                            Class Y                  3.61%         4.69%
                                                            Return after taxes
                                                            on distributions
                                                            and sale of Fund
                                                            shares
Lehman Brothers U.S. Universal Index(2)...................
                                                                                     5.84%         7.09%

---------------

(1) Inception date for Class Y shares is August 31, 2001. Performance reflects average annual returns from August 31, 2001 to December 31, 2003.
(2) The Lehman Brothers U.S. Universal Index consists of all the bonds in the Lehman Brothers Aggregate Bond Index plus U.S. dollar-denominated Eurobonds, 144A's, Non-ERISA CMBS, High Yield CMBS, U.S. High Yield CMBS, U.S. High Yield Corporates and Emerging Markets, but excludes tax-exempt municipal securities, CMO's, convertible securities, perpetual notes, warrants, linked bonds, and structured products. An index does not have an investment advisor or expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS Y
--------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)(1).......................................      None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None
Redemption Fee(1) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)  CLASS Y
---------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.65%
Distribution and Service (12b-1) Fees.............................         None
Other Expenses....................................................         0.49%
                                                                           ----
Total Annual Fund Operating Expenses..............................         1.14%
Less Expense Reimbursement........................................        (0.24%)
                                                                           ----
Net Annual Fund Operating Expenses................................         0.90%
                                                                           ----

---------------

(1) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them for one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be retained by the Fund for the benefit of the remaining shareholders.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class Y.....................................................   $116     $362      $628      $1,386
IF YOU DO NOT REDEEM YOUR SHARES:
Class Y.....................................................   $116     $362      $628      $1,386

[Picture Description: Tool with coins: located to the left of the section titled: "Enterprise Money Market Fund."]

                          ENTERPRISE MONEY MARKET FUND

                     FUND PROFILE

                     INVESTMENT OBJECTIVE The highest possible level of current income consistent with preservation of capital and liquidity

                     PRINCIPAL INVESTMENTS High quality, short-term debt securities, commonly known as money market instruments

                     FUND MANAGER  Enterprise Capital Management, Inc.

                     WHO MAY WANT TO INVEST Investors who seek an income producing investment with an emphasis on preservation of capital

                     INVESTMENT STRATEGIES The Money Market Fund invests in a diversified portfolio of high quality dollar-denominated money market instruments which present minimal credit risks in the judgment of the Fund Manager. The Fund Manager actively manages the Fund's average maturity based on current interest rates and its outlook on the market.

PRINCIPAL RISKS Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund may not be able to maintain a stable share price at $1.00. Investments in the Fund are neither insured nor guaranteed by the U.S. government.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class Y shares from year to year.

[Chart Description: Illustrates volatility of an investment and shows changes in Class Y shares performance from 1998-2003; 1998--5.04; 1999--4.81; 2000--6.05;
2001--3.71; 2002--1.34; 2003--0.68]

                   BEST QUARTER                                         WORST QUARTER
                       1.57%                                                0.12%
                (DECEMBER 31, 2000)                                  (DECEMBER 31, 2003)

----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                              PAST ONE    PAST FIVE
DECEMBER 31, 2003)                                            YEAR        YEARS        RETURN SINCE INCEPTION(1)
----------------------------------------------------------------------------------------------------------------
Enterprise Money Market Fund.......  Class Y                  0.68%       3.30%                  3.68%
Commercial Paper Rate 30 Day
  Index(2).........................                           1.10%       3.55%                  3.96%

---------------


(1) Inception date for Class Y shares is July 17, 1997. Since inception, July 17, 1997, the average annual return for Class Y shares is 3.69% as of December 31, 2003. Performance reflects average annual returns from July 31, 1997 to December 31, 2003.

(2) This rate describes the average of the most representative daily offering rate quoted by dealers for the week closest to the end of each month. The Prime Commercial Paper Index is an index of short-term, unsecured promissory notes. They usually are in denominations of $100,000, $250,000, $500,000 or $1 million and reach maturity 90 days from their time of issuance. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES

This table describes the shareholder fees that you may pay if you purchase or redeem Fund shares. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)  CLASS Y
--------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price)..........................................      None
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)................................................      None
Redemption Fee(1) (as a percentage of amount redeemed, if
  applicable).................................................      2.00%
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)
---------------------------------------------------------------------------------
Investment Advisory Fees..........................................         0.35%
Distribution and Service (12b-1) Fees.............................         None
Other Expenses....................................................         0.30%
                                                                           ----
Total Annual Fund Operating Expenses..............................         0.65%
                                                                           ----

---------------

(1) If you redeem or exchange shares of the Fund (excluding redemptions made through a Systematic Withdrawal Plan) after holding them for one month or less (other than shares acquired through reinvestment of dividends or other distributions) a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be retained by the Fund for the benefit of the remaining shareholders.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class Y.....................................................   $66      $208      $362       $810
IF YOU DO NOT REDEEM YOUR SHARES:
Class Y.....................................................   $66      $208      $362       $810

                    ADDITIONAL INFORMATION ABOUT THE FUNDS'
                             INVESTMENTS AND RISKS


SECTOR/SPECIALTY, AGGRESSIVE STOCK, INTERNATIONAL, STOCK, AND DOMESTIC HYBRID FUNDS' INVESTMENTS



     The table below shows the Specialty/Sector, Aggressive Stock, International, Stock, and Domestic Hybrid Funds' principal investments. In other words, the table describes the type or types of investments that we believe will most likely help each Fund achieve its investment goal.


X = Types of securities in which a Fund invests.

                                                                            SECTOR/SPECIALTY FUNDS
                                                               GLOBAL       GLOBAL                    MERGERS
                                                              FINANCIAL    SOCIALLY                     AND
                                                              SERVICES    RESPONSIVE   TECHNOLOGY   ACQUISITIONS
U.S. Stocks*                                                      X           X            X             X
Foreign Stocks                                                    X           X            X
Bonds


                                                          AGGRESSIVE
                                                            STOCK      INTERNATIONAL    STOCK    DOMESTIC HYBRID
U.S. Stocks*                                                  X              X            X             X
Foreign Stocks                                                               X                          X
Bonds                                                                                                   X

---------------

* Each Fund that invests in U.S. stocks may invest in large capitalization companies, medium capitalization companies and small capitalization companies. Large capitalization companies generally have market capitalizations of over $10 billion. Medium capitalization companies generally have market capitalizations ranging from $2.0 billion to $10 billion. Small capitalization companies generally have market capitalizations of $2.0 billion or less. However, there may be some overlap among capitalization categories. The Stock Funds and Domestic Hybrid Funds intend to invest primarily in stocks of large capitalization companies. The Small Company Growth Fund and the Small Company Value Fund intend to invest primarily in the stocks of small capitalization issuers.

     Each Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statements of Additional Information. Of course, we cannot guarantee that any Fund will achieve its investment goal.

     The investments listed above and the investments and strategies described throughout this prospectus are those that a Fund may use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. When a Fund is investing for temporary defensive purposes, it is not pursuing its investment goal; however, the Managed Fund may invest in securities ordinarily used by other funds for defensive purposes as part of its main investment strategy.

INCOME AND DOMESTIC HYBRID FUNDS' INVESTMENTS



     The table below shows the Income and Domestic Hybrid Funds' principal investments. In other words, the table describes the type or types of investments that we believe will most likely help each Fund achieve its investment goal.


                                              GOVERNMENT   HIGH-YIELD   SHORT DURATION    TAX-EXEMPT   TOTAL
                                    MANAGED   SECURITIES      BOND           BOND           INCOME     RETURN
U.S. Government Securities             X          X                            X                         X
Lower Rated Corporate Debt
  Securities -- Junk Bonds*                                    X                                         X
Mortgage-Backed Securities             X          X                            X              X          X
Municipal Securities                                                           X              X          X
Foreign Debt Securities                X                                       X                         X

---------------

* In the case of the High-Yield Bond Fund, "junk bond" refers to any security rated lower than "Baa" by Moody's. If a Moody's rating is not available, the bond must be rated lower than "BBB" by Standard & Poor's. In the case of the Total Return Fund, "junk bond" refers to any security rated CCC up to BB by Standard & Poor's or Caa to Ba by Moody's; if unrated, then the Fund Manager must determine that the security is of comparable quality.

     Each Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that any Fund will achieve its investment goal.

     The investments listed above and the investments and strategies described throughout this prospectus are those that a Fund may use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. When a Fund is investing for temporary defensive purposes, it is not pursuing its investment goal.

MONEY MARKET FUND'S INVESTMENTS

     The Money Market Fund's principal investments include: bank obligations, commercial paper and corporate obligations. The Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that the Fund will achieve its investment goal or maintain a stable share price of $1.00.

INITIAL PUBLIC OFFERINGS ("IPOS")

     Some of the Funds may participate in the IPO market, and a significant portion of those Funds' returns may be attributable to their investment in IPOs, which have a magnified impact on Funds with small asset bases. There is no guarantee that as those Funds' assets grow they will continue to experience substantially similar performance by investing in IPOs.

                      HIGHER-RISK SECURITIES AND PRACTICES

The following pages discuss the risks associated with certain types of higher-risk securities in which the Funds may invest and certain higher-risk practices in which the Funds might engage. The Statement of Additional Information provides information about these and other higher-risk securities and practices.

FOREIGN SECURITIES. Each of the Funds, except the Government Securities and Tax-Exempt Income Funds, might invest in foreign securities. These are some of the risks in owning foreign securities:

- Currency Fluctuation Risk. When a Fund invests in a security issued by a foreign company, the principal, income and sales proceeds may be paid to the Fund in a foreign currency. If a foreign currency declines in value relative to the U.S. dollar, the value of a Fund's investments could decline as a result.

- Social, Political and Economic Risk. The countries where some of the Funds may invest might be subject to a higher degree of social, political and economic instability than the United States, resulting from, among other things, inflation, changes in governments, increases in taxation and nationalizations. This instability might affect the financial condition of a company in which a Fund might invest and might disrupt the financial markets of a country in which a Fund has holdings.

- Regulation Risk. The countries where some of the Funds may invest generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result there generally is less publicly available information about foreign companies than about U.S. companies.


- Trading Risk. Trading practices in certain foreign countries are also significantly different from those in the United States. Although brokerage commissions are generally higher than those in the U.S., the Investment Advisor and Fund Manager will seek to achieve the most favorable net results. In addition, securities settlements and clearance procedures may be less developed and less reliable than those in the United States. Delays in settlement could result in temporary periods in which the assets of the Funds are not fully invested, or could result in a Fund being unable to sell a security in a falling market.


- Custodial and Registration Procedures Risk. Systems for the registration and transfer of securities in foreign markets can be less developed than similar systems in the United States. There may be no standardized process for registration of securities or a central registration system to track share ownership. The process for transferring shares may be cumbersome, costly, time-consuming and uncertain.

- Liquidity Risk. The securities markets in foreign countries have less trading volume than in the United States and their securities are often less liquid than securities in the United States. In countries with emerging securities markets, liquidity might be particularly low. This could make it difficult for a Fund to sell a security at a time or price desired.

- Emerging Securities Markets Risk. To the extent that the Funds invest in countries with emerging markets, the foreign securities risk are magnified since these countries may have unstable coverage and less established market.

HIGH RISK/YIELD SECURITIES. Each of the Funds, except the Government Securities, Money Market, Strategic Allocation, Short Duration Bond and Tax-Exempt Income Funds, may invest in debt securities that are rated below investment grade. These securities typically offer higher yields than investment grade securities, but are also subject to more risk. This risk includes, but is not limited to, the following:

- Susceptibility to Economic Downturns. Issuers of securities that are below investment grade tend to be more greatly affected by economic downturns than issuers of higher grade securities. Consequently, there is a greater risk that an issuing company will not be able to make principal and interest payments.

- Liquidity Risk. The market for securities that are below investment grade is often less liquid than the market for investment grade securities. This could make it difficult for a Fund to sell a security at a time or price desired.

ILLIQUID AND RESTRICTED SECURITIES. Each of the Funds, except the Money Market Fund, may invest in illiquid and restricted securities.

- Illiquid Securities. These are securities that a Fund cannot sell on an open market. This means that a Fund might not be able to sell an illiquid security when it desires and that it might be difficult to value such a security.

- Restricted Securities. These are securities that are subject to contractual restrictions on resale. Such a restriction could limit a security's liquidity.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements under which a Fund purchases a security that a seller has agreed to repurchase from the Fund at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Fund might incur a loss. If the seller declares bankruptcy, the Funds may not be able to sell the security at the desired time.

HEDGING. Each of the Funds, except the Money Market Fund, may use certain derivative investment techniques to reduce, or hedge against, various market risks, such as interest rates, currency exchange rates and market movements. The Managed Fund may use derivatives to reallocate exposure to asset classes, although reallocation may also be accomplished by direct purchase and sale of financial instruments. Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset. When derivatives are used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedging strategies may not be successful in reducing the fund's exposure to currency fluctuations, and may limit any potential gain that might result from an increase in the value of the hedged position. The ability of the Fund to successfully utilize any hedging strategies will depend on its management's ability to predict relevant market correlations, which cannot be assured. The Fund is not required to use hedging and may choose not to do so. Derivatives may include, but are not limited to, puts, calls, futures and foreign currency contracts.

- Put and Call Options. Options are rights to buy or sell an underlying asset for a specified price during, or at the end of, a specified period of time. A purchased call option gives the holder the right to purchase the underlying asset from the writer of the option. A purchased put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment from the holder, which the writer keeps regardless of whether the holder exercises the option. Puts and calls could cause a Fund to lose money by forcing the sale or purchase of securities at inopportune times or, in the case of certain puts, for prices higher or, in the case of certain calls, for prices lower than current market values.

- Futures Transactions. These transactions involve the future sale by one party and purchase by another of a specified amount of an underlying asset at a price, date and time specified in the transaction contract. Futures contracts traded over-the-counter are often referred to as forward contracts. A contract to buy is often referred to as holding a long position, and a contract to sell is often referred to as holding a short position. With futures contracts, there is a risk that the prices of the securities subject to the futures contract may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract to react differently than the portfolio securities to market changes. Also, it is not certain that a secondary market for positions in futures contracts will exist.

- Foreign Currency Transactions. These are a type of futures transaction, which involve the future sale by one party and purchase by another of a given amount of foreign currency at a price, date and time specified in the transaction contract. Changes in currency exchange rates will affect these transactions and may result in poorer overall performance for a Fund than if it had not engaged in such transactions.

SHORT SALES. The Funds may engage in covered short sales. A "short sale" is the sale by the Funds of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Funds will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Funds may have to cover short positions at a higher price than the short sale price, resulting in a loss.

In a covered short sale, a Fund either (1) borrows and sells securities it already owns (also known as a short sale "against the box"), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short.

SECURITIES LENDING. The Funds, except the Multi-Cap Growth, Technology and Money Market Funds, may lend portfolio securities with a value of up to 33 1/3% of a Fund's total assets, including collateral received for securities lent. There is a risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Funds may, therefore, lose the opportunity to sell the securities at the desirable price.


ACTIVE PORTFOLIO TRADING. The Mergers and Acquisitions, Managed, High-Yield Bond and Total Return Funds may have high turnover rates that could generate more taxable short-term gains for shareholders and may have an adverse effect on the Funds' performance.

                        SHAREHOLDER ACCOUNT INFORMATION

CLASS Y SHARES

     Each Fund offers Class Y shares through this Prospectus for the minimum initial purchase amount of $1,000,000. Class Y shares do not bear a sales charge, distribution or service fee. Class Y shares are offered exclusively for sale to institutional investors, including banks, savings institutions, trust companies, insurance companies, investment companies registered under the 1940 Act, Section 501(c)3 entities, pension or profit sharing trusts, certain wrap account clients of broker/dealers, former shareholders of Retirement System Fund, Inc. ("RS Fund"), employees of Enterprise Capital Management, the Advisor to the Funds, direct referrals of Fund Managers or Evaluation Associates, Inc. ("EAI"), to the Texas 529 qualified tuition plan or other financial institutional buyers. Certain wrap account clients of broker/dealers, former RS Fund shareholders, employees of the Advisor to the Funds and direct referrals of Fund Managers or EAI are offered Class Y shares at a lower minimum purchase amount.


     If you redeem or exchange shares of a Fund (excluding redemptions or exchanges from the Money Market Fund and excluding redemptions made through a systematic withdrawal plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 2% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders.


DEALER COMPENSATION

     Enterprise Fund Distributors, Inc. (the "Distributor"), a subsidiary of Enterprise Capital Management, Inc., the Advisor to the Funds, is the principal underwriter for shares of the Funds.

     The Distributor will provide additional compensation to dealers in connection with sales of shares of the Funds and other mutual funds distributed by the Distributor including promotional gifts (which may include gift certificates, dinners and other items), financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns. In some instances, these incentives may be made available only to dealers whose representatives have sold or are expected to sell a significant number of shares.

PURCHASING, REDEEMING AND EXCHANGING SHARES

     The charts below summarize how those who qualify to purchase Y class shares may purchase, redeem and exchange shares of the Funds.


  HOW TO PURCHASE SHARES                          IMPORTANT INFORMATION ABOUT PURCHASING SHARES
  Important Information About Procedures for      To conform to new regulations of the USA PATRIOT Act of 2001
    Opening a New Account                         the Funds are required to obtain, verify, and record
                                                  information that identifies each person who opens an
                                                  account. A new account application includes your name,
                                                  street address, date of birth and other identification
                                                  information. The regulations require completion of this
                                                  information before an account is opened, and you may also be requested to provide other identification documents. In
                                                  addition, the Funds may confirm your identity through the
                                                  use of identity verification reports provided by consumer
                                                  reporting agencies. Your personal information will be
                                                  treated with the utmost confidentiality. If you fail to
                                                  provide the required information or provide inaccurate
                                                  information, this may lead to a delay in the processing of your account application and investment. If the Funds cannot complete the identification process, your investment and the application may be returned.
  Select the Fund appropriate for you             Be sure to read this prospectus carefully.
  Have your securities dealer submit your         The price of your shares is based on the next calculation of
    purchase order                                net asset value after your order is received by the
                                                  Enterprise Shareholder Services Division of the Fund's
                                                  transfer agent, Boston Financial Data Services, Inc., (the
                                                  "Transfer Agent"). All purchases made by check should be in
                                                  U.S. dollars and made payable to The Enterprise Group of
                                                  Funds, Inc., or in the case of a retirement account, the
                                                  custodian or trustee. Third-party checks will not be
                                                  accepted.
  Acquire additional shares through the           Dividends and capital gains distributions may be
    Automatic Reinvestment Plan                   automatically reinvested in the same Class of shares without a sales charge.
  Participate in the Automatic Dollar Cost        You may have your shares automatically invested on a monthly
    Averaging Plan                                basis into the same Class of one or more of the Funds. If
                                                  you are not subject to the minimum investment requirement of
                                                  $1,000,000, as long as you maintain a balance of $2,000 in the account from which you are transferring your shares, you may transfer $50 or more to an established account in
                                                  another Fund or you may open a new account with $250 or
                                                  more.
  Participate in a Retirement Plan                You may use shares of the Funds to establish a Profit
                                                  Sharing Plan, Money Purchase Plan, Traditional IRA, Roth
                                                  IRA, Coverdell Education Savings Account, other retirement plans funded by shares of a Fund and other investment plans which have been approved by the Internal Revenue Service.
                                                  The Distributor pays the cost of these plans, except for the retirement plans, which charge an annual custodial fee. If you would like to find out more about these plans, please
                                                  contact the Transfer Agent.

  HOW TO REDEEM YOUR SHARES                       IMPORTANT INFORMATION ABOUT REDEEMING SHARES
  Have your investment dealer submit your         The redemption price of your shares is based on the next
    redemption order                              calculation of net asset value after your order is received.
  Call the Transfer Agent at 1-800-368-3527       You may redeem your shares by telephone if you have
                                                  authorized this service. If you make a telephone redemption request, you must furnish:
                                                    - the name and address of record of the registered owner,
                                                    - the account number and tax I.D. number,
                                                    - the amount to be withdrawn, and
                                                    - the name of the person making the request.
                                                  Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into another Fund. All telephone
                                                  redemption instructions are recorded and are limited to
                                                  requests of $50,000 or less.
  Write the Transfer Agent at:                    You may redeem your shares by sending in a written request.
    Enterprise Shareholder Services               If you own share certificates, they must accompany the
    P.O. Box 219731                               written request. You must obtain a signature guarantee if:
    Kansas City, MO 64121-9731                      - the redemption proceeds exceed $50,000,
                                                    - the proceeds are to be sent to an address other than the address of record, or
                                                    - the proceeds are to be sent to a person other than the
                                                  registered holder.
                                                  You can generally obtain a signature guarantee from the
                                                  following sources:
                                                    - a member firm of a domestic securities exchange;
                                                    - a commercial bank;
                                                    - a savings and loan association;
                                                    - a credit union; or
                                                    - a trust company.
                                                  Corporations, executors, administrators, trustees or
                                                  guardians may need to include additional documentation with a request to redeem shares and a signature guarantee.
  Payment of Proceeds In General                  The Funds normally will make payment of redemption proceeds within seven days after your request has been properly made and received. When purchases are made by check or periodic account investment, redemption proceeds may not be available until the investment being redeemed has been in the account for seven calendar days. The Funds may suspend the
                                                  redemption privilege or delay sending redemption proceeds
                                                  for more than seven days during any period when the New York
                                                  Stock Exchange is closed or an emergency warranting such
                                                  action exists as determined by the SEC.
  Receipt of Proceeds By Wire                     For a separate $10 charge, you may request that your
                                                  redemption proceeds be wired. If you submit a written
                                                  request, your proceeds may be wired to the bank currently on file. If written instructions are to send wire to any other bank or redemption proceeds are greater than $50,000, a
                                                  signature guarantee is required. If you authorize the
                                                  Transfer Agent to accept telephone wire requests, any
                                                  authorized person may make such requests at 1-800-368-3527.
                                                  However, on a telephone request, your proceeds may be wired only to a bank previously designated by you in writing. If you have authorized expedited wire redemption, shares can be sold and the proceeds sent by federal wire transfer to
                                                  previously designated bank accounts. Otherwise, proceeds
                                                  normally will be sent to the designated bank account the
                                                  following business day. To change the name of the single
                                                  designated bank account to receive wire redemption proceeds, you must send a written request with signature(s) guaranteed to the Transfer Agent.
  Participate in the Bank Purchase and            You may initiate an Automatic Clearing House ("ACH")
    Redemption Plan                               Purchase or Redemption directly to a bank account when you have established proper instructions, including all
                                                  applicable bank information, on the account.

  HOW TO REDEEM YOUR SHARES                       IMPORTANT INFORMATION ABOUT REDEEMING SHARES
  Participate in a Systematic Withdrawal Plan     If you have at least $5,000 in your account, you may
                                                  participate in a systematic withdrawal plan. Under a plan, you may arrange monthly, quarterly, semi-annual or annual
                                                  automatic withdrawals of at least $100 from any Fund. The
                                                  proceeds of each withdrawal will be mailed to you or as you otherwise direct in writing, including to a life insurance company, such as an affiliate of MONY. The $5,000 minimum
                                                  account size is not applicable to Individual Retirement
                                                  Accounts. The Funds process sales through a systematic
                                                  withdrawal plan on the 15th day of the month or the
                                                  following business day if the 15th is not a business day.
                                                  Any income or capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the
                                                  designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the
                                                  shares redeemed, sales for the purpose of making such
                                                  payments may reduce or even exhaust the account. The Funds may amend the terms of a systematic withdrawal plan on 30
                                                  days' notice. You or the Funds may terminate the plan at any time.

  HOW TO EXCHANGE YOUR SHARES                     IMPORTANT INFORMATION ABOUT EXCHANGING YOUR SHARES
  Select the Fund into which you want to          You can exchange your shares of a Fund for the same Class of
    exchange. Be sure to read the prospectus      shares of any other Fund.
    describing the Fund into which you want to
    exchange.                                     No CDSC will be charged upon the exchange of shares, but in the case of shares held one month or less (other than shares acquired through reinvestment of dividends or other
                                                  distributions and excluding redemptions or exchanges from
                                                  the Money Market Fund and redemptions made through a
                                                  Systematic Withdrawal Plan), a fee of 2% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the
                                                  remaining shareholders. This fee is intended to mitigate the costs caused to the Fund by early redemptions that may
                                                  disrupt effective management of the Fund. It may be modified or discontinued at any time or from time to time. The Fund will use the "first in, first out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date
                                                  for shares held in your account.
                                                  If you are not subject to the minimum investment requirement of $1,000,000, and your exchange results in the opening of a new account in a Fund, you are subject to the minimum
                                                  investment requirement of $2,000. Original investments in
                                                  the Money Market Fund which are transferred to other Funds are considered purchases rather than exchanges.
  Call the Transfer Agent at 1-800-368-3527       If you authorize the Transfer Agent to act upon telephone
                                                  exchange requests, you or anyone who can provide the
                                                  Transfer Agent with account registration information may
                                                  exchange by telephone.
                                                  If you exchange your shares by telephone, you must furnish:
                                                    - the name of the Fund you are exchanging from,
                                                    - the name and address of the registered owner,
                                                    - the account number and tax i.d. number,
                                                    - the dollar amount or number of shares to be exchanged,
                                                    - the Fund into which you are exchanging, and
                                                    - the name of the person making the request.
  Write the Transfer Agent at:                    To exchange by letter, you must state:
    Enterprise Shareholder Services                 - the name of the Fund you are exchanging from,
    P.O. Box 219731                                 - the account name(s) and address,
    Kansas City, MO 64121-9731                      - the account number,
                                                    - the dollar amount or number of shares to be exchanged,
                                                  and
                                                    - the Fund into which you are exchanging.
                                                  You must also sign your name(s) exactly as it appears on
                                                  your account statement.

                        TRANSACTION AND ACCOUNT POLICIES

VALUATION OF SHARES


     When you purchase shares, you pay the offering price, which is net asset value, plus any applicable sales charges. When you redeem your shares, you receive the net asset value, minus any applicable CDSC. The Funds calculate a share's net asset value by dividing net assets of each class by the total number of outstanding shares of such Class.


     The Funds calculate net asset value after the close of regular trading on each day the New York Stock Exchange is open.

     Except with respect to the Money Market Fund, investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the official closing price (typically the last reported sale price) on the exchange on which the security is primarily traded. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Directors.

     If market quotations are not readily available or do not accurately reflect fair value for a security, such security may be valued at its fair value, as determined by methods approved by the Board of Directors. A fund may use fair value pricing if, for example, a security's value is affected by a significant event that occurs after the close of the primary exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur with domestic securities as well. For example, if a significant event occurs after the close of a foreign security's primary exchange, but prior to the calculation of the Fund's net asset value, the Fund may adjust the security's closing price on the primary exchange to reflect the fair valuation of the security after the significant event.

     Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Under the amortized cost method, a security is valued at its cost and any discount or premium is amortized to par over the period until maturity without taking into account the impact of fluctuating interest rates on the market value of the security unless the aggregate deviation from net asset value as calculated by using available market quotations exceeds 1/2 of 1 percent.

     The Money Market Fund seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that the Money Market Fund will be able to do so.

     Because Class Y shares are not subject to any distribution or service fees, the net asset value per share of the Class Y shares will generally be higher than the net asset value per share of Class A, Class B and Class C shares of each Fund, except following payment of dividends and distributions.

EXECUTION OF REQUESTS

     The net asset value used in determining your purchase, redemption or exchange price is the one next calculated after your order is received by the Fund. Price calculations will be based on trades placed in good order by the close of regular trading on each day the New York Stock Exchange is open. The Distributor or the Fund may reject any order. From time to time, the Funds may suspend the sale of shares. In such event, existing shareholders normally will be permitted to continue to purchase additional shares of the same class and to have dividends reinvested.

     The Funds normally pay redemption proceeds in cash. However, if a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price in securities (redemption in kind), in which case, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The Funds have made an election that requires them to pay $250,000 of redemption proceeds in cash, subject to other restrictions as described in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

     If you elect to exchange or redeem your shares by telephone, you are subject to the risk that neither the Funds nor the Transfer Agent will be liable for properly acting upon unauthorized telephone instructions believed to be genuine. The Funds use reasonable procedures to confirm that telephone instructions are genuine. However, if appropriate measures are not taken, the Funds may be liable for any losses that may occur to an account due to an unauthorized telephone call.

EXCHANGES AND REDEMPTIONS

     The Funds may refuse to allow the exercise of the exchange privilege in less than two-week intervals or may restrict an exchange from any Fund until shares have been held in that Fund for at least seven days. The Funds may also discontinue or modify the exchange privilege on a prospective basis at any time, including a modification of the amount or terms of a service fee, upon notice to shareholders in accordance with applicable rules adopted by the SEC. Your exchange may be processed only if the shares of the Fund to be acquired are eligible for sale in your state and if the exchange privilege may be legally offered in your state.

     In addition, if a Fund determines that an investor is using market timing strategies or making excessive exchanges or redemptions reserves the right to refuse any exchange order that could involve actual or potential harm to the Fund.


     If you redeem or exchange shares of a Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions made through a systematic withdrawal plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions), a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders to mitigate the costs caused to the Funds by early redemptions that may disrupt effective management of the Funds. If the short-term trading fee is $50 or less, it will not be assessed on a redemption or exchange; however, during the 30-day period following a purchase or exchange, the Fund reserves the right to collect short-term trading fees relating to a series of transactions by a shareholder if, in the aggregate, the fees total more than $50. The short-term trading fee will not be assessed on redemptions or exchanges from an account that participates in an approved fee-based program caused by automatic rebalancing within the program, systematic withdrawals from the program or redemptions by the sponsor to cover the payment of advisory or service fees. The short-term trading fee may be modified or discontinued at any time or from time to time. The Funds will use the "first in, first out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account.



     Shareholders seeking to engage in excessive or short-term trading activities (commonly referred to as "market timing") may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive or short-term trading, there is no guarantee that the Funds or their intermediaries will be able to identify these shareholders or curtail their trading practices. The Funds receive purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive or short-term trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Entities utilizing such omnibus arrangements may not identify customers' trading activity in shares of the Funds on an individual basis. Consequently, the Funds may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase orders in Fund shares through a financial intermediary or agent acting in an omnibus capacity. The Funds currently have systems in place that are intended to monitor market timing activity in omnibus accounts. For example, if aggregate fund flows of an omnibus account are suspected to contain market timing activity, the Fund will contact the intermediary to review the account and may, in its discretion, request the intermediary to impose a short-term trading fee on such investor. In addition, the Fund reserves the right to terminate any arrangement with an intermediary where such abuses are detected.



     While the Funds will try to prevent market timing by taking the steps described above, they may not be successful in identifying or preventing excessive short-term trading in all circumstances. Excessive purchases and redemptions of shares of the Funds may adversely affect Fund performance and the interests of long-term investors. When market timing occurs, a Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Funds that invest in foreign securities may be particularly susceptible to market timing strategies because time zone differences among international stock markets may allow a shareholder engaging in a market timing strategy to exploit Fund share prices that may be based on closing prices of foreign securities established some time before the Fund calculates its own share price.



     If a Fund determines that an investor is using market timing strategies or making excessive exchanges or redemptions, the Fund reserves the right to refuse any exchange or purchase order that could involve actual or potential harm. In addition, the Funds may refuse to allow the exercise of the exchange privilege in less than two-week intervals since it may restrict an exchange from any Fund until shares have been held in that Fund for at least seven days. The Funds may also discontinue or modify the exchange privilege on a prospective basis at any time, including a modification of the amount or terms of a service fee, upon notice to shareholders in accordance with applicable rules adopted by the SEC. Your exchange will be processed only if the shares of the Fund to be acquired are eligible for sale in your state and the exchange privilege may be legally offered in your state.



     The Fund's policy on late trading or excessive or short-term trading practices is intended to be a statement regarding the general fiduciary principles that govern our fund administration and the investment of activities of shareholders in an effort to protect the interests of our long-term investors. The following principles have been established and adopted by the Board of Directors: (1) that the Funds and their personnel as fiduciaries do not condone or knowingly allow late trading or excessive or short-term trading nor will they enter into agreements to permit a shareholder to engage in these activities; and (2) that all personnel as fiduciaries have a duty to place the interests of shareholders first and to take all appropriate measures to detect and prevent activities that would be harmful to the interests of long-term shareholders including excessive or disruptive short-term trading.

SHORT-TERM TRADING FEE EXEMPTIONS



     The Fund's short-term trading fee will not be charged on the following redemption transactions:



     1. redemptions effectuated pursuant to an automatic non-discretionary allocation and rebalancing program held in a wrap program with which the Funds, its Advisor or Distributor, have an agreement;



     2. redemptions requested within the short-term trading fee period following the death or disability occurring after purchase of any registered shareholder, beneficial owner or grantor of a living trust;



     3. redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions;



     4. redemptions representing shares re-registration of an account converted from another share class of the same fund (in which case the short-term trading fee period will carry over to the acquired shares);



     5. redemptions representing loans and qualified hardship distributions from shares held through retirement plans for which Enterprise or one of its affiliates is responsible for providing participant recordkeeping services;



     6. redemptions in cases where there are legal or contractual limitations or restrictions on the imposition of the short-term trading fee (as determined by the funds or their agents in their sole discretion);



     7. redemptions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by the share redemptions, in the event of the liquidation of a fund).



     In addition, the Funds reserve the right to waive or impose the short-term trading fee or withdraw waivers in their discretion and without giving advance notice to shareholders (provided that the short-term trading fee is imposed prospectively only after notice is provided).



     These short-term trading fee exclusions are subject to any administrative policies and procedures developed by the Funds and their agents from time to time (which may address such topics as the documentation necessary for the funds to recognize a disability or qualified hardship, among others).



     Systems limitations inhibit this goal from being immediately realized. The Funds and their agents will encourage financial advisers that maintain omnibus accounts (including retirement plan administrators) for accounts that are exempt from the short-term trading fee pursuant to the terms above to modify their systems to facilitate the imposition of the short-term trading fee at the participant or individual account level. Until such time as financial adviser systems are modified, a significant percentage of a Fund's shareholders may not be subject to the short-term trading fee.


SHARE CERTIFICATES

     The Funds do not ordinarily issue certificates representing shares of the Funds. Instead, shares are held on deposit for shareholders by the Funds' Transfer Agent, which will send you a statement of shares owned in each Fund following each transaction in your account. If you wish to have certificates for your shares, you may request them from the Transfer Agent by writing to Enterprise Shareholder Services, P.O. Box 219731, Kansas City, MO 64121-9731. The Funds do not issue certificates for fractional shares. You may redeem or exchange certificated shares only by returning the certificates to the Fund, along with a letter of instruction and a signature guarantee. Special shareholder services such as telephone redemptions, exchanges, electronic funds transfers and wire orders are not available if you hold certificates.

SMALL ACCOUNTS


     For accounts with balances under $1,000, an annual service charge of $35 per account registration per Fund will apply, excluding Automatic Bank Draft Plan Accounts, Automatic Investment Plan Accounts, Retirement Accounts and Savings Plan Accounts. These exclusions apply only to accounts held directly with the Fund. IN 2005 THE ACCOUNT MINIMUM BALANCE WILL INCREASE TO $1,500.


     If your account balance drops to $500 or less, a Fund may close out your account and mail you the proceeds. You will always be given at least 45 days written notice to give you time to add to your account and avoid redeeming your shares.

REPORTS TO SHAREHOLDERS

     Every year the Funds will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information. To reduce expenses, the Funds will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct the Funds or your financial adviser otherwise.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Fund will distribute substantially all of its net investment income and realized net capital gains, if any. Each Fund makes distributions of capital gains and declares and pays dividends of net investment income, if any, annually. The following Funds declare daily and pay monthly dividends of net investment income: Government Securities Fund, High-Yield Bond Fund, Short Duration Bond Fund, Tax-Exempt Income Fund, Total Return Fund and Money Market Fund.

     Your dividends and capital gains distributions, if any, will be automatically reinvested in shares of the same Fund and Class on which they were paid at the net asset value. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. Alternatively, if you contact the Transfer Agent, you may elect to receive dividends or capital gains distributions, or both, in cash.


     You will pay tax on dividends and distributions from the Funds whether you receive them in cash or additional shares. The Funds intend to make distributions that will either be taxed as ordinary income or capital gains. It is expected that distributions from the Income Funds (other than exempt interest dividends paid by the Tax-Exempt Income Fund) and the Money Market Fund generally will be taxed as ordinary income. If, for any taxable year, a Fund distributes income from dividends from domestic corporations, and complies with certain requirements, corporate shareholders may be entitled to take a dividends-received deduction for some or all of the ordinary income dividends they receive. Under recently enacted legislation, certain distributions from a Fund's qualifying dividend income (but not interest income or short-term capital gains) received by non-corporate shareholders may be eligible for the maximum 15% tax rate applicable, with respect to long-term capital gain.



     If you redeem shares of a Fund or exchange them for shares of another Fund, unless you are a dealer, you generally will recognize capital gain or loss on the transaction. Any such gain or loss will be a long-term capital gain or loss, if you held such shares for more than one year. The maximum long-term capital gain tax rate for individuals is currently 15%.


     Income received by the Funds from investments in securities issued by foreign issuers may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Funds' ordinary income dividends (which include distributions of net short term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

     The Funds are required to withhold 28% ("Back-Up Withholding") of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct social security or taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to Back-up Withholding. Corporate shareholders and certain other shareholders specified in the IRC are exempt from Back-Up Withholding.


     Dividends derived from interest on municipal securities and designated by the Tax-Exempt Income Fund as exempt interest dividends by written notice to the shareholders, under existing law, are not subject to federal income tax. Dividends derived from net capital gains realized by the Tax-Exempt Income Fund are taxable to shareholders as a capital gain upon distribution. Any short-term capital gains or any taxable interest income or accrued market discount realized by the Tax-Exempt Income Fund will be distributed as a taxable ordinary income dividend distribution. These rules apply whether such distribution is made in cash or in additional shares. Any capital loss realized from shares held for six months or less is disallowed to the extent of tax-exempt dividend income received.

     Income from certain "private activity" bonds issued after August 7, 1986, are items of tax preference for corporate and individual alternative minimum tax purposes. If the Tax-Exempt Income Fund invests in private activity bonds, you may be subject to the alternative minimum tax on that part of such Fund distributions derived from interest income on those bonds. The receipt of exempt interest dividends also may have additional tax consequences. Certain of these are described in the Statement of Additional Information.

     The treatment for state and local tax purposes of distributions from the Tax-Exempt Income Fund representing interest on municipal securities will vary according to the laws of state and local taxing authorities.

     The foregoing summarizes some of the federal income tax considerations with respect to the Funds and their shareholders. It is not a substitute for personal tax advice. You should consult your tax advisor for more information regarding the potential tax consequences of an investment in the Funds under all applicable tax laws.

     The Funds will mail statements indicating the tax status of your distributions to you annually.

                                FUND MANAGEMENT

THE INVESTMENT ADVISOR


     Enterprise Capital Management, Inc. (the "Advisor") serves as the investment advisor to each of the Funds. The Advisor selects Fund Managers for the Funds, subject to the approval of the Board of Directors of the Funds, and reviews each Fund Manager's continued performance. Evaluation Associates, Inc., which has 32 years of experience in evaluating investment advisors for individuals and institutional investors, assists the Advisor in selecting Fund Managers. The Advisor also provides various administrative services and acts as Fund Manager for the Money Market Fund.


     The SEC has issued an exemptive order that permits the Advisor to enter into or amend Agreements with Fund Managers without obtaining shareholder approval each time. The exemptive order permits the Advisor, with Board approval, to employ new Fund Managers for the Funds, change the terms of the Agreements with Fund Managers or enter into a new Agreement with a Fund Manager. Shareholders of a Fund have the right to terminate an Agreement with a Fund Manager at any time by a vote of the majority of the outstanding voting securities of such Fund. The Funds will notify shareholders of any Fund Manager changes or other material amendments to the Agreements with Fund Managers that occur under these arrangements.

     The Advisor, which was incorporated in 1986, served as principal investment advisor to Alpha Fund, Inc., the predecessor of the Enterprise Growth Fund. The Advisor also serves as investment advisor to Enterprise Accumulation Trust and Enterprise Global Funds plc. The Advisor's address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022.


     On September 17, 2003, The MONY Group Inc. ("MONY"), AXA Financial Inc. ("AXA Financial") and AIMA Acquisition Co. entered into an Agreement and Plan of Merger providing for the acquisition of MONY by AXA Financial (the "Merger"). MONY is the parent company of Enterprise Capital Management, Inc. ("Enterprise Capital"), Enterprise Fund Distributors, Inc. ("EFD"), Boston Advisors, Inc. ("Boston Advisors"), and MONY Capital Management Inc. ("MONY Capital"). Enterprise Capital is the investment advisor of each fund (each, a "Fund") of The Enterprise Group of Funds, Inc. (the "Corporation"); EFD is the Corporation's distributor; Boston Advisors is the subadvisor of the Equity Income Fund; and MONY Capital is the subadvisor of the Short Duration Bond Fund. If the Merger is consummated, as a result of the change in control of Enterprise Capital, EFD, Boston Advisors and MONY Capital, the following agreements will automatically terminate: (i) the Corporation's investment advisory agreement;
(ii) the Corporation's distribution agreement; and (iii) each Fund's subadvisory agreement.



     At a meeting held on February 11, 2004, the Board of Directors of the Corporation approved a new investment advisory agreement and subadvisory agreement for each Fund. Shareholders of each Fund will be asked to approve the new investment advisory agreement at a special shareholder meeting. Shareholders of the Equity Income Fund and the Short Duration Bond Fund will also be asked to approve a new subadvisory agreement. The Corporation has received an exemptive order from the SEC which permits the Corporation to enter into new subadvisory agreements following a change of control of an unaffiliated subadvisor without shareholder approval. Therefore, shareholders of each Fund other than the Equity Income Fund and the Short Duration Bond Fund will not be asked to approve new subadvisory agreements.



     Shareholders will receive a proxy statement containing more information about the Merger, the Plan, and any new agreements prior to the special meeting of the shareholders.

     The following table sets forth the fee paid to the Advisor for the fiscal year ended December 31, 2003 by each Fund. The Advisor in turn compensated each Fund Manager at no additional cost to the Fund.


                                                              FEE (AS A PERCENTAGE OF
NAME OF FUND                                                    AVERAGE NET ASSETS)
-------------------------------------------------------------------------------------
Multi-Cap Growth Fund.......................................           1.00%
Small Company Growth Fund...................................           1.00%
Small Company Value Fund....................................           0.75%
Capital Appreciation Fund...................................           0.75%
Deep Value Fund.............................................           0.75%
Equity Fund.................................................           0.75%
Equity Income Fund..........................................           0.75%
Growth Fund.................................................           0.75%
Growth and Income Fund......................................           0.75%
International Growth Fund...................................           0.85%
Global Financial Services Fund..............................           0.85%
Global Socially Responsive Fund.............................           0.90%
Mergers and Acquisitions Fund...............................           0.90%
Technology Fund.............................................           1.00%
Managed Fund................................................           0.75%
Strategic Allocation Fund...................................           0.75%
Government Securities Fund..................................           0.60%
High-Yield Bond Fund........................................           0.60%
Short Duration Bond Fund....................................           0.45%
Tax-Exempt Income Fund......................................           0.50%
Total Return Fund...........................................           0.65%
Money Market Fund...........................................           0.35%

THE FUND MANAGERS


     The following chart sets forth certain information about each of the Fund Managers other than the Advisor, which acts as the Fund Manager to the Money Market Fund. The Fund Managers are responsible for the day-to-day management of the Funds. The Fund Managers typically manage assets for institutional investors and high net worth individuals. Collectively, the Fund Managers manage assets in excess of nearly $1 trillion for all clients, including The Enterprise Group of Funds.




  NAME OF FUND AND NAME AND                       THE FUND MANAGER'S
  ADDRESS OF FUND MANAGER                             EXPERIENCE                            FUND MANAGERS
  Multi-Cap Growth Fund                  Alger has been an investment adviser   Dave Hyun is responsible for the
                                         since 1964. As of December 31, 2003,   day-to- day management of the Fund.
  Fred Alger Management, Inc.            total assets under management for all  Mr. Hyun has been employed by Alger
  ("Alger")                              clients were approximately $10.8       since 2001 as Executive Vice
  111 Fifth Avenue, 2nd floor            billion. Usual investment minimum is   President and Portfolio Manager. From
  New York, New York 10003               $10 million.                           2000-2001, Mr. Hyun served as a
                                                                                Portfolio Manager at Oppenheimer
                                                                                Funds. Mr. Hyun previously served at
                                                                                Alger from 1991-2000 as an analyst
                                                                                and as Senior Vice President and
                                                                                Portfolio Manager.
  Small Company Growth Fund              Witter has provided investment         Walter T. Prendergast, Managing
                                         counseling since 1977. As of December  Director of Witter, leads a team
  William D. Witter, Inc.                31, 2003, total assets under           responsible for the day-to-day
  ("Witter")                             management for all clients were $1.9   management of the Fund. Mr.
  One Citicorp Center                    billion. Usual investment minimum is   Prendergast joined Witter in 2003 and
  153 East 53rd Street                   $1 million.                            was previously employed as managing
  New York, New York 10022                                                      director of Weiss, Peck and Greer
                                                                                Investments LLC since 1996.
  Small Company Value Fund               GAMCO's predecessor, Gabelli &         Mario J. Gabelli has served as Chief
                                         Company, Inc., was founded in 1977.    Investment Officer of GAMCO since its
  GAMCO Investors, Inc.                  As of December 31, 2003, total assets  inception in 1977 and is responsible
  ("GAMCO")                              under management for all clients were  for the day-to-day management of the
  One Corporate Center                   $27.6 billion. Usual investment        Fund. He has more than 36 years'
  Rye, New York 10580                    minimum is $1 million.                 experience in the investment
                                                                                industry.
  Capital Appreciation Fund              The Board of Directors named Marsico   Thomas F. Marsico is the Chief
                                         Fund Manager effective November 1,     Investment Officer of Marsico and co-
  Marsico Capital Management, LLC        1999. Marsico has been providing       manages the investment program of the
  ("Marsico")                            investment counseling since 1997. As   Capital Appreciation Fund. Mr.
  1200 17th Street Suite 1300            of December 31, 2003, total assets     Marsico has over 25 years of
  Denver, Colorado 80202                 under management for all clients were  experience as a securities analyst
                                         approximately $30.5 billion. Usual     and a portfolio manager. Prior to
                                         investment minimum is $100 million.    forming Marsico, he served as
                                                                                portfolio manager of the Janus Twenty
                                                                                Fund from January 1988 through August
                                                                                1997 and of the Janus Growth and
                                                                                Income Fund from May 1991 through
                                                                                August 1997.
  Deep Value Fund                        Wellington Management has provided     Wellington Management uses a team of
                                         investment counseling services since   analysts that specialize in value
  Wellington Management Company, LLP     1928, and as of December 31, 2003,     oriented investing led by John R.
  ("Wellington Management")              had assets under management for all    Ryan, CFA, Senior Vice President and
  75 State Street                        clients of approximately $394          Managing Partner of Wellington
  Boston, Massachusetts 02109            billion. The usual separate account    Management. Mr. Ryan is responsible
                                         investment minimum is generally $20    for day-to-day management of the
                                         million.                               Fund. He has been a portfolio manager
                                                                                at Wellington Management since
                                                                                joining the firm in 1981.


  NAME OF FUND AND NAME AND                       THE FUND MANAGER'S
  ADDRESS OF FUND MANAGER                             EXPERIENCE                            FUND MANAGERS
  Equity Fund                            The Board of Directors named TCW Fund  Glen E. Bickerstaff, Group Managing
                                         Manager effective November 1, 1999.    Director; Craig C. Blum, Senior Vice
  TCW Investment Management Company      TCW was founded in 1971 and as of      President; and Stephen A. Burlingame,
  ("TCW")                                December 31, 2003, TCW and its         Senior Vice President, are
  865 South Figueroa Street              affiliated companies had               responsible for the day-to-day
  Suite 1800                             approximately $89.6 billion under      management of the Fund. Mr.
  Los Angeles, California 90017          management. Usual investment minimum   Bickerstaff joined TCW in May of 1998
                                         for equity accounts is $100 million.   and has more than 23 years of
                                                                                investment industry experience. He
                                                                                previously served as Senior Portfolio
                                                                                Manager and Vice President for
                                                                                Transamerica Investment Services
                                                                                immediately before joining TCW from
                                                                                1987 to 1998. Mr. Blum has been
                                                                                employed with TCW since July 1999.
                                                                                Prior to joining TCW, he was a
                                                                                financial analyst with FMAC Capital
                                                                                Markets in Los Angeles. Mr.
                                                                                Burlingame has been employed with TCW
                                                                                since July 2000. Prior to joining
                                                                                TCW, he was an equities analyst at
                                                                                Brandywine Asset Management.
  Equity Income Fund                     Boston Advisors has been providing     The day-to-day management of this
                                         investment counseling since 1971.      Fund is performed by an investment
  Boston Advisors, Inc.                  Boston Advisors is an affiliate of     management team chaired by Michael J.
  ("Boston Advisors")                    the Advisor. Total assets under        Vogelzang, President and Chief
  One Federal Street                     management for Boston Advisors as of   Investment Officer. Mr. Vogelzang has
  26th Floor                             December 31, 2003, were approximately  served in his present position since
  Boston, Massachusetts 02110            $4.1 billion. Usual investment         1997 and has more than 19 years'
                                         minimum is $5 million.                 experience in the investment
                                                                                industry.
  Growth Fund                            Montag & Caldwell has served as the    Ronald E. Canakaris, President and
                                         Fund Manager to Alpha Fund, Inc., the  Chief Investment Officer of Montag &
  Montag & Caldwell, Inc.                predecessor of the Growth Fund, since  Caldwell, is responsible for the
  ("Montag & Caldwell")                  the Fund was organized in 1968.        day-to- day investment management of
  3455 Peachtree Road, N.E.              Montag & Caldwell and its              the Growth Fund and has more than 34
  Suite 1200                             predecessors have been engaged in the  years' experience in the investment
  Atlanta, Georgia 30326-3248            business of providing investment       industry. He has been President of
                                         counseling to individuals and          Montag & Caldwell for more than 18
                                         institutions since 1945. Total assets  years.
                                         under management for all clients were
                                         $30.9 billion as of December 31,
                                         2003. Usual investment minimum is $40
                                         million.
  Growth and Income Fund                 UBS Global AM Americas has provided    John C. Leonard leads a team that
                                         investment counseling for over 50      manages the Fund. He is Managing
  UBS Global Asset Management            years. It is an indirect,              Director of North American Core
  (Americas) Inc.                        wholly-owned subsidiary of UBS AG. As  Equities and has been with UBS Global
  ("UBS Global AM")                      of December 31, 2003, assets under     AM since 1991. He has more than 18
  One North Wacker Drive                 management were $39 billion. Usual     years' investment industry
  Chicago, Illinois 60606                account minimum is $25 million.        experience.
  International Growth Fund              SSgA is affiliated with State Street   Day-to-day management of the
                                         Global Advisors, which was             International Growth Fund is
  SSgA Funds Management, Inc.            established in 1978. As of December    performed by an investment management
  ("SSgA")                               31, 2003, SSgA had $76 billion in      team.
  State Street Financial Center          assets under management. Usual
  One Lincoln Street                     investment minimum is $10 million.
  Boston, Massachusetts 02111-2900


  NAME OF FUND AND NAME AND                       THE FUND MANAGER'S
  ADDRESS OF FUND MANAGER                             EXPERIENCE                            FUND MANAGERS
  Global Financial Services Fund         Sanford Bernstein was established in   The day-to-day management of this
                                         2000 to continue the investment        Portfolio is performed by Sanford
  Sanford C. Bernstein & Co., LLC        management business of Sanford C.      Bernstein through the investment
  ("Sanford Bernstein")                  Bernstein & Co., Inc., which was       professionals of the International
  1345 Avenue of the Americas            acquired by Alliance Capital           Value Equity Investment Policy Group
  New York, New York 10105               Management, L.P. ("Alliance Capital")  of Alliance Capital. Ms. Sharon Fay
                                         in October 2000. As of December 31,    was appointed CIO--Global Value
                                         2003, Alliance Capital managed         Equities in 2003, assuming oversight
                                         approximately $475 billion in assets.  for all portfolio-management and
                                         Usual investment minimum is $5         research activities relating to
                                         million.                               cross-border and non-US value
                                                                                investment portfolios. In addition to
                                                                                her role as CIO of Global Value
                                                                                Equities, Ms. Fay continues to serve
                                                                                as CIO--European and UK Value
                                                                                equities, a position she assumed in
                                                                                1999, and chairs the Global, European
                                                                                and UK Value Investment Policy
                                                                                Groups. Ms. Fay joined Bernstein in
                                                                                1990.
  Global Socially Responsive Fund        Rockefeller was incorporated in 1979   Farha-Joyce Haboucha, Co-director of
                                         and as of December 31, 2003, had $3.7  Socially Responsive Investments is
  Rockefeller & Co., Inc.                billion under management. Usual        responsible for the day-to-day
  ("Rockefeller")                        investment minimum is $10 million for  management of the Fund. Ms. Haboucha
  30 Rockefeller Plaza,                  separately managed accounts and $5     has been employed by Rockefeller
  54th Floor                             million for pooled investment          since 1997 as a Senior Portfolio
  New York, New York 10112               vehicles.                              Manager. Before joining Rockefeller,
                                                                                she previously served for 10 years as
                                                                                a Senior Portfolio Manager and
                                                                                Co-director of Socially Responsive
                                                                                Investment Services at Neuberger &
                                                                                Berman and has more than 24 years'
                                                                                experience in the investment
                                                                                industry.
  Mergers and Acquisitions Fund          GAMCO's predecessor, Gabelli &         Mario J. Gabelli and Paolo Vicinelli
                                         Company, Inc., was founded in 1977.    are co-managers of the Fund. Mr.
  GAMCO                                  As of December 31, 2003, total assets  Gabelli has served as Chief
  One Corporate Center                   under management for all clients were  Investment Officer of GAMCO since its
  Rye, New York 10580                    $27.6 billion. Usual investment        inception in 1977. He has more than
                                         minimum is $1 million.                 36 years' experience in the
                                                                                investment industry. Mr. Vicinelli,
                                                                                Senior Analyst, joined GAMCO in 1999
                                                                                and prior to that, worked as a hedge
                                                                                fund trader for Langdon Street
                                                                                Capital. He has more than 9 years of
                                                                                investment industry experience.
  Technology Fund                        Alger has been an investment advisor   Dan Chung is responsible for the
                                         since 1964. As of December 31, 2003,   day-to- day management of the Fund.
  Alger                                  total assets under management for all  He has served as President since
  111 Fifth Avenue, 2nd floor            clients were approximately $10.8       2003. Mr. Chung has been employed by
  New York, New York 10003               billion. Usual investment minimum is   Alger since 1994. Since 2001, Mr.
                                         $10 million.                           Chung has served as Chief Investment
                                                                                Officer and previously served as
                                                                                Executive Vice President.
  Managed Fund                           Wellington Management has provided     Day-to-day management of this Fund is
                                         investment counseling services since   performed by an investment management
  Wellington Management                  1928, and as of December 31, 2003,     team.
  75 State Street                        had assets under management for all
  Boston, Massachusetts 02109            clients of approximately $394
                                         billion. The usual minimum for
                                         separate account investment is
                                         generally $25 million.
  Strategic Allocation Fund              UBS Global AM US has provided          Day-to-day management of this Fund is
                                         investment counseling for over 50      performed by an investment management
  UBS Global Asset Management (US) Inc.  years. It is an indirect,              team.
  ("UBS Global AM US")                   wholly-owned subsidiary of UBS AG. As
  51 West 52nd Street                    of September 30, 2003, assets under
  New York, New York 10019               management were $66.5 billion. Usual
                                         account minimum is $25 million.


  NAME OF FUND AND NAME AND                       THE FUND MANAGER'S
  ADDRESS OF FUND MANAGER                             EXPERIENCE                            FUND MANAGERS
  Government Securities Fund             The firm was founded in 1971 and as    Philip A. Barach and Jeffrey E.
                                         of December 31, 2003, TCW and its      Gundlach, Group Managing Directors of
  TCW                                    affiliated companies had               TCW are responsible for the
  865 South Figueroa Street              approximately $89.6 billion under      day-to-day investment management of
  Suite 1800                             management. Usual investment minimum   the Fund and have more than 46 years'
  Los Angeles, California 90017          for fixed income accounts is $35       combined experience in the investment
                                         million.                               industry. They have served as
                                                                                Managing Directors since they joined
                                                                                TCW in 1987 and 1985, respectively.
  High-Yield Bond Fund                   Caywood-Scholl has provided            James Caywood, Managing Director and
                                         investment advice with respect to      Chief Investment Officer; Eric
  Caywood-Scholl Capital Management      high- yield, low grade fixed income    Scholl, Managing Director and
  ("Caywood-Scholl")                     instruments since 1986. As of          President; and Tom Saake, Managing
  4350 Executive Drive, Suite 125        December 31, 2003, assets under        Director, are responsible for
  San Diego, California 92121            management for all clients were        day-to-day management of the Fund.
                                         approximately $2 billion. Usual        Mr, Caywood has more than 35 years'
                                         investment minimum is $3 million.      investment industry experience. He
                                                                                joined Caywood-Scholl in 1986 as
                                                                                Managing Director and Chief
                                                                                Investment Officer and has held those
                                                                                positions since 1986. Eric Scholl
                                                                                joined Caywood-Scholl in 1992 as
                                                                                partner and President. He has served
                                                                                as Portfolio Manager since 2002. He
                                                                                has 25 years' investment experience.
                                                                                Tom Saake has been with
                                                                                Caywood-Scholl since 1990 and has
                                                                                served as a Portfolio Manager since
                                                                                1996. He has 13 years' investment
                                                                                experience.
  Short Duration Bond Fund               MONY Capital has provided fixed        Gregory M. Staples is responsible for
                                         income asset management services to    day-to-day management of the Fund. He
  MONY Capital Management, Inc. ("MONY   MONY Life Insurance Company ("MONY     joined MONY Life in 1982 as a
  Capital")                              Life") and third party clients since   corporate credit analyst and since
  1740 Broadway                          2002. Prior to that, MONY Capital's    1994 has served as Senior Managing
  New York, New York 10019               staff served as an unincorporated      Director and as head of the public
                                         fixed income asset management group    bond group. He has over 21 years'
                                         for MONY Life and also provided fixed  investment experience.
                                         income asset management services to
                                         third parties. MONY Capital is an
                                         affiliate of the Advisor. As of
                                         December 31, 2003, MONY Capital had
                                         $12.8 billion in assets under
                                         management. Usual investment minimum
                                         is $10 million.
  Tax-Exempt Income Fund                 MBIA has provided investment           Sue Voltz is responsible for
                                         counseling services since 1990. As of  day-to-day management of the Fund.
  MBIA Capital Management Corp.          November 30, 2003, assets under        She joined MBIA as Director and
  ("MBIA")                               management for all clients were        Portfolio Manager and has held those
  113 King Street                        approximately $35 billion. Usual       positions since joining the firm in
  Armonk, New York 10504                 investment minimum is $10 million.     1994. Prior to joining MBIA, she
                                                                                served as Assistant Vice President,
                                                                                Portfolio Manager and Analyst at Dean
                                                                                Witter InterCapital Inc. from
                                                                                1991-1994. She has 21 years'
                                                                                investment experience.
  Total Return Fund                      PIMCO has provided investment          William H. Gross leads a team that
                                         counseling since 1971. As of December  manages the Fund. He is a Managing
  Pacific Investment Management          31, 2003, assets under management      Director, Chief Investment Officer
  Company, LLC                           were $373.7 billion. Usual account     and a founding partner of PIMCO. He
  ("PIMCO")                              minimum is $75 million.                has been with PIMCO since 1971. He
  840 Newport Center Drive, Suite 300                                           has 35 years' investment experience.
  Newport Beach, California 92660

                              FINANCIAL HIGHLIGHTS



         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



     The financial highlights table is intended to help you understand the Funds' financial performance. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment (assuming reinvestment of all dividends and distributions). Except as indicated, this information has been audited by PricewaterhouseCoopers LLP, independent auditors. The Fund's financial statements and the independent auditors' report thereon are in the Annual Report, which may be obtained without charge by calling the Fund at 1-800-368-3527.



                                                                         YEAR ENDED DECEMBER 31,                  FOR THE PERIOD
                                                             ------------------------------------------------        7/1/1999
ENTERPRISE MULTI-CAP GROWTH FUND (CLASS Y)                    2003         2002          2001          2000      THROUGH 12/31/99
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period........................  $ 5.14       $  7.98       $  9.62       $ 13.76        $  5.00
                                                             --------------------------------------------------------------------
Net Investment Income (Loss)(E)............................   (0.06)        (0.06)        (0.04)        (0.09)         (0.02)
Net Realized and Unrealized Gain (Loss) on Investments.....    1.83         (2.78)        (1.60)        (4.05)          8.99
                                                             --------------------------------------------------------------------
Total from Investment Operations...........................    1.77         (2.84)        (1.64)        (4.14)          8.97
                                                             --------------------------------------------------------------------
Dividends from Net Investment Income.......................      --            --            --            --             --
Distributions from Capital Gains...........................      --            --            --            --          (0.21)
                                                             --------------------------------------------------------------------
Total Distributions........................................      --            --            --            --          (0.21)
                                                             --------------------------------------------------------------------
Net Asset Value End of Period..............................  $ 6.91       $  5.14       $  7.98       $  9.62        $ 13.76
                                                             --------------------------------------------------------------------
Total Return...............................................   34.44%       (35.59)%      (17.05)%      (30.09)%       179.66%(B)
Net Assets End of Period (in thousands)....................  $1,318       $   312       $   403       $   609        $   641
Ratio of Expenses to Average Net Assets....................    1.51%         1.40%         1.40%         1.40%          1.40%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)............................................    1.68%         1.76%         1.57%         1.46%          2.42%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets....................................................   (0.88)%       (0.98)%       (0.53)%       (0.67)%        (0.51)%(A)
Portfolio Turnover Rate....................................     161%          189%          105%          127%            32%



                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
ENTERPRISE SMALL COMPANY GROWTH FUND (CLASS Y)                 2003          2002          2001         2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 22.31       $ 29.51       $31.39       $33.56         $22.55
                                                              -------------------------------------------------------------------
Net Investment Income (Loss)(E).............................    (0.23)        (0.26)       (0.27)       (0.28)         (0.23)
Net Realized and Unrealized Gain (Loss) on Investments......     5.47         (6.94)       (1.39)        0.48          11.24
                                                              -------------------------------------------------------------------
Total from Investment Operations............................     5.24         (7.20)       (1.66)        0.20          11.01
                                                              -------------------------------------------------------------------
Dividends from Net Investment Income........................       --            --           --           --             --
Distributions from Capital Gains............................       --            --        (0.22)       (2.37)            --
                                                              -------------------------------------------------------------------
Total Distributions.........................................       --            --        (0.22)       (2.37)            --
                                                              -------------------------------------------------------------------
Redemption Fees.............................................     0.00(F)         --           --           --             --
                                                              -------------------------------------------------------------------
Net Asset Value End of Period...............................  $ 27.55       $ 22.31       $29.51       $31.39         $33.56
                                                              -------------------------------------------------------------------
Total Return................................................    23.49%       (24.40)%      (5.25)%       1.12%         48.82%
Net Assets End of Period (in thousands).....................  $11,317       $ 7,375       $9,257       $9,350         $9,296
Ratio of Expenses to Average Net Assets.....................     1.20%         1.29%        1.40%        1.40%          1.40%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     1.59%         1.64%        1.56%        1.52%          1.84%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    (0.95)%       (0.98)%      (0.95)%      (0.82)%        (0.93)%
Portfolio Turnover Rate.....................................       81%           35%          42%          53%            62%



ENTERPRISE SMALL COMPANY VALUE FUND (CLASS Y)                  2003          2002          2001         2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $  7.39       $  8.47       $ 8.09       $ 8.73         $ 8.06
                                                              -------------------------------------------------------------------
Net Investment Income (Loss)(E).............................     0.00(F)       0.00(F)      0.01         0.03           0.02
Net Realized and Unrealized Gain (Loss) on Investments......     2.85         (0.97)        0.40         0.52            1.3
                                                              -------------------------------------------------------------------
Total from Investment Operations............................     2.85         (0.97)        0.41         0.55           1.32
                                                              -------------------------------------------------------------------
Dividends from Net Investment Income........................       --            --           --           --             --
Distributions from Capital Gains............................       --         (0.11)       (0.03)       (1.19)         (0.65)
                                                              -------------------------------------------------------------------
Total Distributions.........................................       --         (0.11)       (0.03)       (1.19)         (0.65)
                                                              -------------------------------------------------------------------
Net Asset Value End of Period...............................  $ 10.24       $  7.39       $ 8.47       $ 8.09         $ 8.73
                                                              -------------------------------------------------------------------
Total Return................................................    38.57%       (11.46)%       5.10%        6.95%         16.60%
Net Assets End of Period (in thousands).....................  $10,072       $ 7,029       $7,067       $  851         $  619
Ratio of Expenses to Average Net Assets.....................     1.15%         1.19%        1.15%        1.10%          1.18%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    (0.01)%       (0.04)%       0.18%        0.31%          0.23%
Portfolio Turnover Rate.....................................        8%           19%          32%          71%            46%

         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                 YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------
ENTERPRISE CAPITAL APPRECIATION FUND (CLASS Y)                 2003         2002          2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $23.09       $ 27.85       $ 34.84       $ 47.14       $38.79
                                                              -------------------------------------------------------------
Net Investment Income (Loss)(E).............................   (0.12)        (0.14)        (0.11)        (0.07)       (0.28)
Net Realized and Unrealized Gain (Loss) on Investments......    7.65         (4.62)        (6.88)        (5.52)       15.57
                                                              -------------------------------------------------------------
Total from Investment Operations............................    7.53         (4.76)        (6.99)        (5.59)       15.29
                                                              -------------------------------------------------------------
Dividends from Net Investment Income........................      --            --            --            --           --
Distributions from Capital Gains............................      --            --            --         (6.71)       (6.94)
                                                              -------------------------------------------------------------
Total Distributions.........................................      --            --            --         (6.71)       (6.94)
                                                              -------------------------------------------------------------
Redemption Fees.............................................    0.00(F)         --            --            --           --
                                                              -------------------------------------------------------------
Net Asset Value End of Period...............................  $30.62       $ 23.09       $ 27.85       $ 34.84       $47.14
                                                              -------------------------------------------------------------
Total Return................................................   32.61%       (17.09)%      (20.06)%      (13.77)%      40.04%
Net Assets End of Period (in thousands).....................  $4,033       $   970       $   433       $   532       $  428
Ratio of Expenses to Average Net Assets (Excluding Expense
 Offset Arrangements).......................................    1.16%         1.23%         1.18%         1.08%        1.07%
Ratio of Expenses to Average Net Assets.....................    1.16%         1.23%         1.16%         1.08%        1.07%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................   (0.46)%       (0.56)%       (0.40)%       (0.19)%      (0.69)%
Portfolio Turnover Rate.....................................      82%          111%          111%          140%         170%



                                                                   YEAR ENDED
                                                                  DECEMBER 31,            FOR THE PERIOD
                                                              --------------------          5/31/2001
ENTERPRISE DEEP VALUE FUND (CLASS Y)                           2003         2002         THROUGH 12/31/01
---------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 7.61       $  9.95            $10.00
                                                              -------------------------------------------
Net Investment Income (Loss)(E).............................    0.12           0.1              0.04
Net Realized and Unrealized Gain (Loss) on Investments......    2.12         (2.35)            (0.06)
                                                              -------------------------------------------
Total from Investment Operations............................    2.24         (2.25)            (0.02)
                                                              -------------------------------------------
Dividends from Net Investment Income........................   (0.10)        (0.08)               --
Distributions from Capital Gains............................      --         (0.01)            (0.03)
                                                              -------------------------------------------
Total Distributions.........................................   (0.10)        (0.09)            (0.03)
                                                              -------------------------------------------
Net Asset Value End of Period...............................  $ 9.75       $  7.61            $ 9.95
                                                              -------------------------------------------
Total Return................................................   29.45%       (22.61)%           (0.21)%(B)
Net Assets End of Period (in thousands).....................  $  294       $   251            $  166
Ratio of Expenses to Average Net Assets.....................    1.05%         1.05%             1.05%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................    1.63%         1.88%             3.90%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    1.39%         1.13%             0.71%(A)
Portfolio Turnover Rate.....................................      30%           43%               16%



                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
ENTERPRISE EQUITY FUND (CLASS Y)                               2003         2002          2001          2000         1999
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 3.93       $  5.57       $  6.85       $ 7.26       $ 6.43
                                                              ------------------------------------------------------------
Net Investment Income (Loss)(E).............................   (0.04)        (0.04)        (0.04)       (0.03)        0.01
Net Realized and Unrealized Gain (Loss) on Investments......    2.05         (1.60)        (1.21)       (0.26)        1.13
                                                              ------------------------------------------------------------
Total from Investment Operations............................    2.01         (1.64)        (1.25)       (0.29)        1.14
                                                              ------------------------------------------------------------
Dividends from Net Investment Income........................      --            --            --           --           --
Distributions from Capital Gains............................      --            --         (0.03)       (0.12)       (0.31)
                                                              ------------------------------------------------------------
Total Distributions.........................................      --            --         (0.03)       (0.12)       (0.31)
                                                              ------------------------------------------------------------
Redemption Fees.............................................    0.00(F)         --            --           --           --
                                                              ------------------------------------------------------------
Net Asset Value End of Period...............................  $ 5.94       $  3.93       $  5.57       $ 6.85       $ 7.26
                                                              ------------------------------------------------------------
Total Return................................................   51.15%       (29.44)%      (18.21)%      (4.26)%      17.89%
Net Assets End of Period (in thousands).....................  $2,166       $   918       $ 1,004       $  376       $  161
Ratio of Expenses to Average Net Assets.....................    1.15%         1.15%         1.15%        1.15%        1.15%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................    1.22%         1.35%         1.24%        1.37%        2.15%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................   (0.79)%       (0.83)%       (0.77)%      (0.43)%       0.21%
Portfolio Turnover Rate.....................................      19%           15%           19%          27%         176%

         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
ENTERPRISE EQUITY INCOME FUND (CLASS Y)                        2003         2002          2001          2000         1999
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $18.38       $ 22.10       $ 25.70       $27.46       $26.87
                                                              ------------------------------------------------------------
Net Investment Income (Loss)(E).............................    0.34          0.28          0.30         0.33         0.34
Net Realized and Unrealized Gain (Loss) on Investments......    4.59         (3.55)        (3.23)        1.11          1.7
                                                              ------------------------------------------------------------
Total from Investment Operations............................    4.93         (3.27)        (2.93)        1.44         2.04
                                                              ------------------------------------------------------------
Dividends from Net Investment Income........................   (0.34)        (0.28)        (0.29)       (0.34)       (0.33)
Distributions from Capital Gains............................      --         (0.17)        (0.38)       (2.86)       (1.12)
                                                              ------------------------------------------------------------
Total Distributions.........................................   (0.34)        (0.45)        (0.67)       (3.20)       (1.45)
                                                              ------------------------------------------------------------
Net Asset Value End of Period...............................  $22.97       $ 18.38       $ 22.10       $25.70       $27.46
                                                              ------------------------------------------------------------
Total Return................................................   26.99%       (14.85)%      (11.44)%       5.94%        7.69%
Net Assets End of Period (in thousands).....................  $  265       $   273       $   321       $  125       $  153
Ratio of Expenses to Average Net Assets.....................    1.05%         1.05%         1.05%        1.05%        1.05%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................    1.20%         1.22%         1.15%        1.07%        1.07%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    1.79%         1.36%         1.28%        1.28%        1.20%
Portfolio Turnover Rate.....................................     105%           41%           48%          33%          32%



                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
ENTERPRISE GROWTH FUND (CLASS Y)                               2003          2002          2001          2000          1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 14.15       $ 18.37       $ 21.10       $ 25.06       $ 21.41
                                                              ---------------------------------------------------------------
Net Investment Income (Loss)(E).............................    (0.04)         0.02          0.02          0.01         (0.02)
Net Realized and Unrealized Gain (Loss) on Investments......     2.42         (4.24)        (2.75)        (1.91)         4.80
                                                              ---------------------------------------------------------------
Total from Investment Operations............................     2.38         (4.22)        (2.73)        (1.90)         4.78
                                                              ---------------------------------------------------------------
Dividends from Net Investment Income........................       --            --            --            --            --
Distributions from Capital Gains............................       --            --            --         (2.06)        (1.13)
                                                              ---------------------------------------------------------------
Total Distributions.........................................       --            --            --         (2.06)        (1.13)
                                                              ---------------------------------------------------------------
Redemption Fees.............................................     0.00(F)         --            --            --            --
                                                              ---------------------------------------------------------------
Net Asset Value End of Period...............................  $ 16.53       $ 14.15       $ 18.37       $ 21.10       $ 25.06
                                                              ---------------------------------------------------------------
Total Return................................................    16.82%       (22.97)%      (12.94)%       (7.49)%       22.52%
Net Assets End of Period (in thousands).....................  $56,846       $41,255       $52,671       $66,749       $86,826
Ratio of Expenses to Average Net Assets.....................     1.10%         1.13%         1.04%         0.96%         0.95%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     0.27%         0.15%         0.09%         0.03%        (0.07)%
Portfolio Turnover Rate.....................................       38%           43%           52%           65%           38%



                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
ENTERPRISE GROWTH AND INCOME FUND (CLASS Y)                    2003          2002          2001          2000          1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 24.67       $ 33.50       $ 39.08       $ 38.91       $ 29.13
                                                              ---------------------------------------------------------------
Net Investment Income (Loss)(E).............................     0.22          0.16          0.23          0.23          0.14
Net Realized and Unrealized Gain (Loss) on Investments......     6.52         (8.99)        (5.66)        (0.06)         9.65
                                                              ---------------------------------------------------------------
Total from Investment Operations............................     6.74         (8.83)        (5.43)         0.17          9.79
                                                              ---------------------------------------------------------------
Dividends from Net Investment Income........................    (0.15)           --            --            --            --
Distributions from Capital Gains............................       --            --         (0.15)           --         (0.01)
                                                              ---------------------------------------------------------------
Total Distributions.........................................    (0.15)           --         (0.15)           --         (0.01)
                                                              ---------------------------------------------------------------
Net Asset Value End of Period...............................  $ 31.26       $ 24.67       $ 33.50       $ 39.08       $ 38.91
                                                              ---------------------------------------------------------------
Total Return................................................    27.33%       (26.36)%      (13.90)%        0.44%        33.59%
Net Assets End of Period (in thousands).....................  $17,118       $10,011       $13,217       $16,892       $17,116
Ratio of Expenses to Average Net Assets.....................     1.05%         1.05%         1.05%         1.05%         1.05%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     1.29%         1.26%         1.14%         1.09%         1.18%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     0.81%         0.56%         0.66%         0.58%         0.41%
Portfolio Turnover Rate.....................................      118%           17%            3%           10%            3%

         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
ENTERPRISE INTERNATIONAL GROWTH FUND (CLASS Y)                 2003          2002          2001          2000          1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 10.39       $ 12.90       $ 18.41       $ 23.82       $ 18.88
                                                              ---------------------------------------------------------------
Net Investment Income (Loss)(E).............................     0.06          0.09         (0.02)        (0.06)        (0.03)
Net Realized and Unrealized Gain (Loss) on Investments......     3.04         (2.61)        (5.49)        (4.58)         7.40
                                                              ---------------------------------------------------------------
Total from Investment Operations............................     3.10         (2.52)        (5.51)        (4.64)         7.37
                                                              ---------------------------------------------------------------
Dividends from Net Investment Income........................       --            --            --            --         (0.25)
Distributions from Capital Gains............................       --            --            --         (0.77)        (2.18)
                                                              ---------------------------------------------------------------
Total Distributions.........................................       --            --            --         (0.77)        (2.43)
                                                              ---------------------------------------------------------------
Redemption Fees.............................................     0.07          0.01            --            --            --
                                                              ---------------------------------------------------------------
Net Asset Value End of Period...............................  $ 13.56       $ 10.39       $ 12.90       $ 18.41       $ 23.82
                                                              ---------------------------------------------------------------
Total Return................................................    30.51%       (19.46)%      (29.93)%      (19.53)%       40.39%
Net Assets End of Period (in thousands).....................  $15,097       $10,616       $13,797       $20,515       $20,738
Ratio of Expenses to Average Net Assets.....................     1.40%         1.40%         1.53%         1.39%         1.48%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     1.50%         1.65%         1.53%         1.39%         1.48%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     0.50%         0.80%        (0.12)%        0.30%        (0.14)%
Portfolio Turnover Rate.....................................       56%          182%           99%           66%          131%



                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
ENTERPRISE GLOBAL FINANCIAL SERVICES FUND (CLASS Y)            2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 5.12       $ 5.84       $ 6.64       $ 5.59       $ 6.05
                                                              ----------------------------------------------------------
Net Investment Income (Loss)(E).............................    0.10         0.11         0.07         0.08         0.10
Net Realized and Unrealized Gain (Loss) on Investments......    1.87        (0.63)       (0.60)        1.17        (0.38)
                                                              ----------------------------------------------------------
Total from Investment Operations............................    1.97        (0.52)       (0.53)        1.25        (0.28)
                                                              ----------------------------------------------------------
Dividends from Net Investment Income........................   (0.09)       (0.11)       (0.08)       (0.07)       (0.06)
Distributions from Capital Gains............................   (0.02)       (0.09)       (0.19)       (0.13)       (0.12)
                                                              ----------------------------------------------------------
Total Distributions.........................................   (0.11)       (0.20)       (0.27)       (0.20)       (0.18)
                                                              ----------------------------------------------------------
Redemption Fees.............................................    0.00(F)        --           --           --           --
                                                              ----------------------------------------------------------
Net Asset Value End of Period...............................  $ 6.98       $ 5.12       $ 5.84       $ 6.64       $ 5.59
                                                              ----------------------------------------------------------
Total Return................................................   38.67%       (8.80)%      (7.89)%      22.39%       (4.51)%
Net Assets End of Period (in thousands).....................  $7,941       $5,754       $6,258       $6,770       $5,477
Ratio of Expenses to Average Net Assets.....................    1.30%        1.30%        1.30%        1.30%        1.30%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................    1.51%        1.55%        1.47%        1.65%        2.57%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    1.78%        1.96%        1.12%        1.36%        1.63%
Portfolio Turnover Rate.....................................      87%           9%          56%          26%          16%



                                                                   YEAR ENDED DECEMBER 31,              FOR THE PERIOD
                                                              ----------------------------------          9/29/2000
ENTERPRISE GLOBAL SOCIALLY RESPONSIVE FUND (CLASS Y)           2003         2002          2001         THROUGH 12/31/00
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 7.17       $  8.74       $  9.76            $10.00
                                                              ---------------------------------------------------------
Net Investment Income (Loss)(E).............................   (0.04)         0.03          0.05              0.12
Net Realized and Unrealized Gain (Loss) on Investments......    1.97         (1.62)        (1.05)            (0.36)
                                                              ---------------------------------------------------------
Total from Investment Operations............................    1.93         (1.59)        (1.00)            (0.24)
                                                              ---------------------------------------------------------
Dividends from Net Investment Income........................      --            --            --                --
Distributions from Capital Gains............................      --            --         (0.02)               --
                                                              ---------------------------------------------------------
Total Distributions.........................................      --            --         (0.02)               --
                                                              ---------------------------------------------------------
Redemption Fees.............................................      --          0.02            --                --
                                                              ---------------------------------------------------------
Net Asset Value End of Period...............................  $ 9.10       $  7.17       $  8.74            $ 9.76
                                                              ---------------------------------------------------------
Total Return................................................   26.92%       (17.96)%      (10.28)%           (2.40)%(B)
Net Assets End of Period (in thousands).....................  $  225       $   126       $   120            $   98
Ratio of Expenses to Average Net Assets.....................    1.30%         1.30%         1.30%             1.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................    2.80%         3.12%         3.63%            12.58%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    0.50%         0.44%         0.57%             1.59%(A)
Portfolio Turnover Rate.....................................      39%           32%           44%               16%

         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                  YEAR ENDED
                                                                 DECEMBER 31,             FOR THE PERIOD
                                                              -------------------            02/28/01
     ENTERPRISE MERGERS AND ACQUISITIONS FUND (CLASS Y)        2003         2002        THROUGH 12/31/2001
----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 9.77       $10.13             $10.00
                                                              --------------------------------------------
Net Investment Income (Loss)(E).............................   (0.01)        0.03               0.06
Net Realized and Unrealized Gain (Loss) on Investments......    1.58        (0.32)              0.19
                                                              --------------------------------------------
Total from Investment Operations............................    1.57        (0.29)              0.25
                                                              --------------------------------------------
Dividends from Net Investment Income........................      --           --                 --
Distributions from Capital Gains............................   (0.15)       (0.07)             (0.12)
                                                              --------------------------------------------
Total Distributions.........................................   (0.15)       (0.07)             (0.12)
                                                              --------------------------------------------
Net Asset Value End of Period...............................  $11.19       $ 9.77             $10.13
                                                              --------------------------------------------
Total Return................................................   16.06%       (2.87)%             2.52%(B)
Net Assets End of Period (in thousands).....................  $4,885       $1,014             $  724
Ratio of Expenses to Average Net Assets.....................    1.31%        1.38%              1.45%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................    1.31%        1.38%              1.66%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................   (0.11)%       0.30%              0.68%(A)
Portfolio Turnover Rate.....................................     233%         184%               238%



                                                                      YEAR ENDED DECEMBER 31,                     FOR THE PERIOD
                                                        ---------------------------------------------------           7/1/99
ENTERPRISE TECHNOLOGY FUND (CLASS Y)                     2003         2002          2001             2000        THROUGH 12/31/99
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period...................  $ 5.38       $ 10.35       $ 15.60          $ 31.82          $ 10.00
                                                        -------------------------------------------------------------------------
Net Investment Income (Loss)(E).......................   (0.09)        (0.08)        (0.11)           (0.34)           (0.06)
Net Realized and Unrealized Gain (Loss) on
 Investments..........................................    4.26         (4.89)        (5.14)          (15.78)           22.23
                                                        -------------------------------------------------------------------------
Total from Investment Operations......................    4.17         (4.97)        (5.25)          (16.12)           22.17
                                                        -------------------------------------------------------------------------
Dividends from Net Investment Income..................      --            --            --               --               --
Distributions from Capital Gains......................      --            --            --            (0.10)           (0.35)
                                                        -------------------------------------------------------------------------
Total Distributions...................................      --            --            --            (0.10)           (0.35)
                                                        -------------------------------------------------------------------------
Redemption Fees.......................................    0.00(F)         --            --               --               --
                                                        -------------------------------------------------------------------------
Net Asset Value End of Period.........................  $ 9.55       $  5.38       $ 10.35          $ 15.60          $ 31.82
                                                        -------------------------------------------------------------------------
Total Return..........................................   77.51%       (48.02)%      (33.65)%         (50.84)%         221.79%(B)
Net Assets End of Period (in thousands)...............  $  682       $   341       $   430          $   605          $ 1,381
Ratio of Expenses to Average Net Assets...............    1.45%         1.45%         1.45%            1.39%            1.45%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).......................................    1.87%         2.12%         1.66%            1.39%            1.79%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets...............................................   (1.21)%       (1.20)%       (0.93)%          (1.16)%          (0.68)%(A)
Portfolio Turnover Rate...............................     233%          322%          331%             256%              31%



                                                                                 YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------------
ENTERPRISE MANAGED FUND (CLASS Y)                        2003         2002          2001             2000              1999
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period...................  $ 5.57       $  7.10       $  8.01          $  9.05          $  9.25
                                                        -------------------------------------------------------------------------
Net Investment Income (Loss)(E).......................    0.07          0.02          0.03             0.10             0.10
Net Realized and Unrealized Gain (Loss) on
 Investments..........................................    1.09         (1.55)        (0.94)           (0.04)            0.62
                                                        -------------------------------------------------------------------------
Total from Investment Operations......................    1.16         (1.53)        (0.91)            0.06             0.72
                                                        -------------------------------------------------------------------------
Dividends from Net Investment Income..................   (0.08)           --            --            (0.11)           (0.11)
                                                        -------------------------------------------------------------------------
Distributions from Capital Gains......................      --            --            --            (0.99)           (0.81)
                                                        -------------------------------------------------------------------------
Total Distributions...................................   (0.08)           --            --            (1.10)           (0.92)
                                                        -------------------------------------------------------------------------
Net Asset Value End of Period.........................  $ 6.65       $  5.57       $  7.10          $  8.01          $  9.05
                                                        -------------------------------------------------------------------------
Total Return..........................................   20.91%       (21.55)%      (11.36)%           0.83%            7.94%
Net Assets End of Period (in thousands)...............  $  374       $   172       $43,417          $54,761          $81,090
Ratio of Expenses to Average Net Assets...............    1.00%         1.05%         1.05%            1.06%            1.03%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).......................................    1.33%         1.20%         1.13%            1.07%            1.03%
Ratio of Net Investment Income (Loss) to Average Net
 Assets...............................................    1.10%         0.28%         0.37%            1.23%            1.04%
Portfolio Turnover Rate...............................      78%           88%          130%              22%              95%

         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                   YEAR ENDED
                                                                  DECEMBER 31,            FOR THE PERIOD
                                                              --------------------          8/31/2001
STRATEGIC ALLOCATION FUND (CLASS Y)                            2003         2002         THROUGH 12/31/01
---------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 7.97       $ 10.17            $10.00
                                                              -------------------------------------------
Net Investment Income (Loss)(E).............................    0.07          0.06              0.02
Net Realized and Unrealized Gain (Loss) on Investments......    1.98         (2.26)             0.17
                                                              -------------------------------------------
Total From Investment Operations............................    2.05         (2.20)             0.19
                                                              -------------------------------------------
Dividends from Net Investment Income........................   (0.04)           --                --
Distributions from Capital Gains............................      --            --             (0.02)
                                                              -------------------------------------------
Total Distributions.........................................   (0.04)           --             (0.02)
                                                              -------------------------------------------
Net Asset Value End of Period...............................  $ 9.98       $  7.97            $10.17
                                                              -------------------------------------------
Total Return................................................   25.72%       (21.63)%            1.92%(B)
Net Assets End of Period (in thousands).....................  $1,355       $ 1,124            $1,224
Ratio of Expenses to Average Net Assets.....................    1.05%         1.05%             1.05%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................    1.59%         1.74%             3.59%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    0.81%         0.72%             0.50%(A)
Portfolio Turnover Rate.....................................       9%           23%               18%



                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
ENTERPRISE GOVERNMENT SECURITIES FUND (CLASS Y)                2003          2002          2001         2000         1999
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 12.86       $ 12.37       $12.11       $11.56       $12.14
                                                              ------------------------------------------------------------
Net Investment Income (Loss)................................     0.56          0.65         0.72         0.71         0.70
Net Realized and Unrealized Gain (Loss) on Investments......    (0.23)         0.48         0.24         0.55        (0.58)
                                                              ------------------------------------------------------------
Total from Investment Operations............................     0.33          1.13         0.96         1.26         0.12
                                                              ------------------------------------------------------------
Dividends from Net Investment Income........................    (0.51)        (0.64)       (0.70)       (0.71)       (0.70)
Distributions from Capital Gains............................    (0.03)           --           --           --           --
                                                              ------------------------------------------------------------
Total Distributions.........................................    (0.54)        (0.64)       (0.70)       (0.71)       (0.70)
                                                              ------------------------------------------------------------
Redemption Fees.............................................     0.00(F)         --           --           --           --
                                                              ------------------------------------------------------------
Net Asset Value End of Period...............................    12.65       $ 12.86       $12.37       $12.11       $11.56
                                                              ------------------------------------------------------------
Total Return................................................     2.59%         9.37%        8.07%       11.28%        1.04%
Net Assets End of Period (in thousands).....................  $18,720       $10,242       $7,669       $7,171       $6,212
Ratio of Expenses to Average Net Assets.....................     0.80%         0.82%        0.85%        0.85%        0.85%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     1.05%         1.03%        0.92%        0.91%        0.94%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     4.37%         5.18%        5.78%        6.06%        5.92%
Portfolio Turnover Rate.....................................       50%           11%          15%           7%          11%



                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
ENTERPRISE HIGH-YIELD BOND FUND (CLASS Y)                      2003          2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $  8.77       $ 9.49       $ 9.74       $10.99       $11.51
                                                              -----------------------------------------------------------
Net Investment Income (Loss)................................     0.68         0.73         0.86         0.99         0.99
Net Realized and Unrealized Gain (Loss) on Investments......     1.05        (0.72)       (0.25)       (1.25)       (0.51)
                                                              -----------------------------------------------------------
Total from Investment Operations............................     1.73         0.01         0.61        (0.26)        0.48
                                                              -----------------------------------------------------------
Dividends from Net Investment Income........................    (0.69)       (0.73)       (0.86)       (0.99)       (0.99)
Distributions from Capital Gains............................       --           --           --           --        (0.01)
                                                              -----------------------------------------------------------
Total Distributions.........................................    (0.69)       (0.73)       (0.86)       (0.99)       (1.00)
                                                              -----------------------------------------------------------
Redemption Fees.............................................     0.00(F)        --           --           --           --
                                                              -----------------------------------------------------------
Net Asset Value End of Period...............................  $  9.81       $ 8.77       $ 9.49       $ 9.74       $10.99
                                                              -----------------------------------------------------------
Total Return................................................    20.41%        0.29%        6.32%       (2.52)%       4.30%
Net Assets End of Period (in thousands).....................  $26,677       $5,555       $4,189       $  808       $1,179
Ratio of Expenses to Average Net Assets.....................     0.85%        0.85%        0.85%        0.85%        0.85%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................     0.94%        1.02%        1.00%        0.97%        0.96%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     7.15%        8.17%        8.72%        9.48%        8.73%
Portfolio Turnover Rate.....................................       55%          66%          75%          61%          84%

         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                                        FOR THE PERIOD
                                                                 YEAR ENDED               11/29/2002
ENTERPRISE SHORT DURATION BOND FUND (CLASS Y)                 DECEMBER 31, 2003       THROUGH 12/31/2002
--------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................       $10.02                   $10.00
                                                              ------------------------------------------
Net Investment Income (Loss)................................         0.26                     0.01
Net Realized and Unrealized Gain (Loss) on Investments......         0.07                     0.02
                                                              ------------------------------------------
Total from Investment Operations............................         0.33                     0.03
                                                              ------------------------------------------
Dividends from Net Investment Income........................        (0.27)                   (0.01)
Distributions from Capital Gains............................           --                       --
                                                              ------------------------------------------
Total Distributions.........................................        (0.27)                   (0.01)
                                                              ------------------------------------------
Net Asset Value End of Period...............................       $10.08                   $10.02
                                                              ------------------------------------------
Total Return................................................         3.28%                    0.34%(B)
Net Assets End of Period (in thousands).....................       $1,213                   $1,102
Ratio of Expenses to Average Net Assets.....................         0.65%                    0.00%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................         1.25%                    7.69%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................         2.55%                    1.57%(A)
Portfolio Turnover Rate.....................................           18%                       0%



                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
ENTERPRISE TAX-EXEMPT INCOME FUND (CLASS Y)                    2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $14.17       $13.49       $13.60       $12.82       $13.84
                                                              ----------------------------------------------------------
Net Investment Income (Loss)................................    0.54         0.57         0.59         0.61         0.61
Net Realized and Unrealized Gain (Loss) on Investments......    0.13         0.71        (0.11)        0.78        (0.92)
                                                              ----------------------------------------------------------
Total from Investment Operations............................    0.67         1.28         0.48         1.39        (0.31)
                                                              ----------------------------------------------------------
Dividends from Net Investment Income........................   (0.54)       (0.57)       (0.59)       (0.61)       (0.61)
Distributions from Capital Gains............................   (0.11)       (0.03)          --           --        (0.10)
                                                              ----------------------------------------------------------
Total Distributions.........................................   (0.65)       (0.60)       (0.59)       (0.61)       (0.71)
                                                              ----------------------------------------------------------
Net Asset Value End of Period...............................  $14.19       $14.17       $13.49       $13.60       $12.82
                                                              ----------------------------------------------------------
Total Return................................................    4.83%        9.66%        3.56%       11.15%       (2.32)%
Net Assets End of Period (in thousands).....................  $  102       $  102       $   78       $   49       $   61
Ratio of Expenses to Average Net Assets.....................    0.65%        0.65%        0.65%        0.65%        0.65%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement and Expense Offset Arrangements).............    0.88%        0.90%        0.88%        0.91%        0.99%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    3.82%        4.11%        4.31%        4.68%        4.51%
Portfolio Turnover Rate.....................................      15%          20%          34%          41%         110%



                                                                                                               FOR THE PERIOD
                                                                 YEAR ENDED              YEAR ENDED              8/31/2001
ENTERPRISE TOTAL RETURN FUND (CLASS Y)                        DECEMBER 31, 2003       DECEMBER 31, 2002       THROUGH 12/31/01
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................       $10.24                  $10.03                  $10.00
                                                              ----------------------------------------------------------------
Net Investment Income (Loss)................................         0.22                    0.36                    0.12
Net Realized and Unrealized Gain (Loss) on Investments......         0.34                    0.44                    0.10
                                                              ----------------------------------------------------------------
Total from Investment Operations............................         0.56                    0.80                    0.22
                                                              ----------------------------------------------------------------
Dividends from Net Investment Income........................        (0.26)                  (0.38)                  (0.12)
Distributions from Capital Gains............................        (0.12)                  (0.21)                  (0.07)
                                                              ----------------------------------------------------------------
Total Distributions.........................................        (0.38)                  (0.59)                  (0.19)
                                                              ----------------------------------------------------------------
Net Asset Value End of Period...............................       $10.42                  $10.24                  $10.03
                                                              ----------------------------------------------------------------
Total Return................................................         5.53%                   8.16%                   2.24%(B)
Net Assets End of Period (in thousands).....................       $2,111                  $2,053                  $1,495
Ratio of Expenses to Average Net Assets.....................         0.90%                   0.90%                   0.90%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement).............................................         1.14%                   1.27%                   2.68%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................         2.07%                   3.79%                   3.56%(A)
Portfolio Turnover Rate.....................................          396%                    467%                    160%

         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                                           YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------
ENTERPRISE MONEY MARKET FUND (CLASS Y)                         2003       2002       2001       2000       1999
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period.........................  $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                              --------------------------------------------------
Net Investment Income (Loss)................................    0.01       0.01       0.04       0.06       0.05
Net Realized and Unrealized Gain (Loss) on Investments......   (0.00)(F)     --         --         --         --
                                                              --------------------------------------------------
Total from Investment Operations............................    0.01       0.01       0.04       0.06       0.05
                                                              --------------------------------------------------
Dividends from Net Investment Income........................   (0.01)     (0.01)     (0.04)     (0.06)     (0.05)
Total Distributions.........................................   (0.01)     (0.01)     (0.04)     (0.06)     (0.05)
                                                              --------------------------------------------------
Payment by Affiliate........................................  0.00(F)        --         --         --         --
                                                              --------------------------------------------------
Net Asset Value End of Period...............................  $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                              --------------------------------------------------
Total Return................................................    0.68%(G)   1.34%      3.71%      6.05%      4.80%
Net Assets End of Period (in thousands).....................  $4,939     $4,298     $3,160     $2,666     $3,477
Ratio of Expenses to Average Net Assets.....................    0.65%      0.68%      0.62%      0.56%      0.59%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................    0.67%      1.32%      3.65%      5.91%      4.72%



A Annualized.


B Not annualized.


C Total return does not include one time front-end sales charge.


D Total return does not include contingent deferred sales charge.


E Based on average shares outstanding.


F Less than $0.01 per share.


G In 2003, approximately 0.21% of the Fund's total return consists of a voluntary reimbursement by the adviser for a realized investment loss.

                      THE FOLLOWING DOCUMENTS CONTAIN MORE
                      INFORMATION ABOUT THE FUNDS AND ARE
                     AVAILABLE FREE OF CHARGE UPON REQUEST:

Annual/Semi-annual Reports. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Fund's performance during the last fiscal year.

Statement of Additional Information (SAI). Contains additional information about the Funds' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Funds by contacting:

                      The Enterprise Group of Funds, Inc.
                            Atlanta Financial Center
                      3343 Peachtree Road, N.E., Suite 450
                             Atlanta, Georgia 30326
                                 1-800-432-4320

or by calling your broker or financial advisor. A copy of the prospectus is also available on the Enterprise Web site at www.enterprisefunds.com.


Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC located in Washington, D.C. Call 1-800-SEC-0330 for information on the operation hours of the Public Reference Room. Information about the Funds is also available on the SEC's Web site at http://www.sec.gov, and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C., 20549-6009. You also may obtain additional information about the Funds by visiting The Enterprise Group of Funds, Inc.'s Web site at www.enterprisefunds.com and 24-hour Shareholder information line by calling 1-800-821-9540.


You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
File No. 811-01582

                            (ENTERPRISE GROUP LOGO)
                                 1-800-432-4320
                            WWW.ENTERPRISEFUNDS.COM

(C)2004 Enterprise Fund Distributors, Inc.                          PRABC CA5.04

                        [ENTERPRISE GROUP OF FUNDS LOGO]

                            Atlanta Financial Center
                         3343 Peachtree Road, Suite 450
                           Atlanta, Georgia 30326-1022

                       STATEMENT OF ADDITIONAL INFORMATION

AGGRESSIVE STOCK FUNDS:



         Enterprise Multi-Cap Growth

         Enterprise Small Company Growth

         Enterprise Small Company Value

STOCK FUNDS:

         Enterprise Capital Appreciation

         Enterprise Deep Value

         Enterprise Equity

         Enterprise Equity Income

         Enterprise Growth

         Enterprise Growth and Income


INTERNATIONAL FUND:


         Enterprise International Growth


SECTOR/SPECIALTY FUNDS:


         Enterprise Global Financial Services

         Enterprise Global Socially Responsive


         Enterprise Mergers and Acquisitions

         Enterprise Technology



DOMESTIC HYBRID FUNDS:


         Enterprise Managed

         Enterprise Strategic Allocation


INCOME FUNDS:


         Enterprise Government Securities

         Enterprise High-Yield Bond

         Enterprise Short Duration Bond

         Enterprise Tax-Exempt Income

         Enterprise Total Return


MONEY MARKET FUND:


         Enterprise Money Market


         This Statement of Additional Information is not a prospectus and should be read in conjunction with The Enterprise Group of Funds, Inc. (the "Corporation") Prospectus dated May 3, 2004 which has been filed with the Securities and Exchange Commission ("SEC") and can be obtained, without charge, by writing to the Corporation at 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326, or by calling the Corporation at the following numbers:


                                 1-800-432-4320
                      1-800-368-3527 (SHAREHOLDER SERVICES)

         The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus.


The date of this Statement of Additional Information is May 3, 2004.


                                TABLE OF CONTENTS


                                                                                                                   PAGE NO.
                                                                                                                   --------
General Information and History.................................................................................       1

Investment Strategies...........................................................................................       2

Certain Investment Securities, Techniques and Associated Risks..................................................      13

Investment Restrictions.........................................................................................      29

Portfolio Turnover..............................................................................................      34

Management of the Corporation...................................................................................      35

Investment Advisory and Other Services..........................................................................      39
         Investment Advisory Agreement..........................................................................      39
         Distributor's Agreements And Plans Of Distribution.....................................................      40
         Miscellaneous..........................................................................................      41

Fund Manager Arrangements.......................................................................................      42

Purchase, Redemption and Pricing of Securities Being Offered....................................................      55
         Initial Sales Charge Waivers and Reductions............................................................      55
         Exemptions from Class A, B and C CDSC..................................................................      56
         CDSC Waivers and Reductions............................................................................      56
         Services For Investors.................................................................................      56
         Conversion of Class B shares...........................................................................      58
         Exchange Privilege.....................................................................................      58
         Redemptions - General .................................................................................      59
         Redemptions In Kind....................................................................................      59
         Determination Of Net Asset Value.......................................................................      59

Fund Transactions and Brokerage.................................................................................      62

Performance Information.........................................................................................      63

Taxes...........................................................................................................      65

Dividends and Distributions.....................................................................................      68

Additional Information..........................................................................................      69

Custodian, Transfer and Dividend Disbursing Agent...............................................................      70

Independent Accountants.........................................................................................      70

Financial Statements............................................................................................      70

Appendix A  Ratings of Corporate Debt Securities................................................................      71

Appendix B  Description of Municipal Securities.................................................................      73

Appendix C  The Enterprise Group of Funds, Inc. Proxy Voting Policies and Procedures............................

Appendix D  Fred Alger Management, Inc. Proxy Voting Policy......................................................

Appendix E  William D. Witter Inc./ISS Proxy Voting Guidelines Summary..........................................

Appendix F  GAMCO Investors Inc. Voting of Proxies..............................................................

Appendix G  Marsico Capital Management, LLC Summary of Proxy Voting Policy......................................

Appendix H  Wellington Management Company, LLP, Proxy Policies and Procedures....................................

Appendix I  TCW Investment Management Company, Summary of Proxy Voting Guidelines and Procedures................

Appendix J  Boston Advisors, Inc. Proxy Voting Policies and Procedures..........................................

Appendix K  Montag & Caldwell, Inc. Proxy Voting Policies.......................................................

Appendix L  UBS Global Asset Management Global Corporate Philosophy, Voting Guidelines, and Policy..............

Appendix M  SSgA Funds Management, Inc. Proxy Voting Policy.....................................................

Appendix N  Sanford C. Bernstein & Co., LLC/Alliance Capital Management L.P. Statement of Policies and
              Procedures for Voting Proxies on behalf of Discretionary Clients Accounts.........................

Appendix O  Rockefeller & Co., Inc. Proxy Voting Polices and Procedures.........................................

Appendix P  Caywood-Scholl Capital Management LLC Policy Statement..............................................

Appendix Q  MONY Capital Management, Inc. Proxy Voting Polices and Procedures...................................

Appendix R  Proxy Voting Policy for MBIA Capital Management Corp................................................

Appendix S  Pacific Investment Management Company LLC Proxy Voting Policies and Procedures......................

Appendix T  5% Shareholder List.................................................................................

                         GENERAL INFORMATION AND HISTORY


         The Enterprise Group of Funds, Inc. (the "Corporation"), an open-end management investment company, was incorporated in Maryland on January 2, 1968, as Alpha Fund, Inc. On September 14, 1987, the Corporation's name was changed to The Enterprise Group of Funds, Inc. and the Corporation's common stock was divided into series, each representing shares of a separate fund of the Corporation (each a "Fund," and collectively the "Funds"). Effective May 1, 1990, the Corporation added its Money Market Fund. Effective October 1, 1993, the Corporation added its Small Company Value Fund and effective October 3, 1994, the Corporation added its Managed Fund. Effective May 1, 1995, the Corporation added Class B and Class Y Shares. Effective May 1, 1997, the Corporation added Class C Shares and the Equity, Growth and Income and Small Company Growth Funds. Effective October 1, 1998, the Corporation added its Global Financial Services Fund. Effective July 1, 1999, the Corporation added the Multi-Cap Growth Fund, the Technology Fund (formerly, the Internet Fund) and the Balanced Fund. Effective June 30, 2000 the Corporation added the Global Technology Fund. Effective September 29, 2000, the Corporation added the Global Socially Responsive Fund. Effective October 31, 2000, the Corporation added the Mid-Cap Growth Fund, the Large-Cap Fund, the Emerging Countries Fund, the International Core Growth Fund, the Worldwide Growth Fund and the Convertible Securities Fund. Effective February 28, 2001, the Corporation added the Mergers and Acquisitions Fund. Effective May 31, 2001, the Corporation added the Deep Value Fund. Effective August 31, 2001, the Corporation added the Total Return Fund and the Strategic Allocation Fund. Effective December 17, 2001, following a reorganization, all of the assets of the Large-Cap Fund were transferred into the Equity Fund; all of the assets of the Convertible Securities Fund were transferred into the Mid-Cap Growth Fund; and all of the assets of the Emerging Countries, International Core Growth and Worldwide Growth Funds were transferred into the International Growth Fund. Effective March 22, 2002, following a reorganization, all of the assets of the Balanced Fund were transferred into the Growth Fund. Effective August 23, 2002, following a reorganization, all of the assets of the Global Technology Fund were transferred into the Internet Fund which was renamed the Technology Fund. Effective November 29, 2002, the Corporation added the Short Duration Bond Fund. Effective February 21, 2003, following a reorganization all of the assets of the Mid-Cap Growth Fund were transferred into the Managed Fund, and all of the assets of the Global Health Care Fund were transferred into the Capital Appreciation Fund. Each Fund is diversified (except for the Mergers and Acquisitions Fund), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                              INVESTMENT STRATEGIES

         The following information is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus.



         Under normal circumstances, at least 80% of the net assets (plus any borrowings for investment purposes) of the following Funds will be invested in the type of investments suggested by such Fund's name: Small Company Growth, Small Company Value, Equity, Equity Income, Global Financial Services, Technology, Government Securities, High-Yield Bond, Short Duration Bond and Tax-Exempt Income Funds. Under normal circumstances, at least 65% of the net asset value of the Multi-Cap Growth, Capital Appreciation, Deep Value, Growth, Growth and Income, International Growth, Global Socially Responsive, Mergers and Acquisitions, and Managed Funds will be invested in equity securities. The remainder of each of these Funds' assets may be invested in repurchase agreements, bankers acceptances, bank certificates of deposit, commercial paper and similar money market instruments, convertible bonds, convertible preferred stock, preferred stock, corporate bonds, U.S. Treasury, notes and bonds, foreign securities, including American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs"), rights and warrants.


         The Multi-Cap Growth, Small Company Growth, Small Company Value, Capital Appreciation, Deep Value, Equity, Equity Income, Growth, Growth and Income, Global Financial Services, Global Socially Responsive, Technology, Mergers and Acquisitions, Managed and Strategic Allocation Funds invest in securities that are traded on national securities exchanges and in the over-the-counter market. Each of these Funds, except the Global Socially Responsive, Global Financial Services, and Strategic Allocation Funds, may invest up to 20% of its assets in foreign securities listed on a domestic or foreign securities exchange, including ADRs or EDRs. The Global Socially Responsive, and the Global Financial Services Funds may invest over 50% of their total assets in foreign securities. The Strategic Allocation Fund may invest foreign securities only to the extent that such securities are ADRs of foreign-domiciled companies, if such ADRs are a component of the S&P 500 Index. As noted below, the International Growth Fund invests at least 80% of its net assets in foreign securities.

         MULTI-CAP GROWTH FUND. The Multi-Cap Growth Fund invests primarily in growth stocks. The Fund Manager believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; new products or technologies; restructuring or reorganization; or merger and acquisition.

         SMALL COMPANY GROWTH FUND. The Small Company Growth Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization stocks. The Fund invests in a diversified portfolio of common stocks of small capitalization companies which exhibit above-average growth characteristics, are undergoing positive growth or change, and have superior business models. These companies have a market capitalization of up to $2.0 billion. The Fund Manager uses a disciplined approach in evaluating growth companies and in examining relative and absolute valuations, management depth, and the company's performance versus its peer group. Generally, the Fund Manager looks for sales growth in excess of 15% for three to five years, and earnings growth of 20%. Companies are continuously assessed through both industry and trade contacts, and the portfolio is actively monitored. Securities will be sold if they have reached their target valuation, if their fundamentals have deteriorated, or if their industry's dynamics have negatively changed. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



         SMALL COMPANY VALUE FUND. The Small Company Value Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization stocks. The Fund invests in common stocks of small capitalization companies that the Fund Manager believes are undervalued -- that is, the stock's market price does not fully reflect the company's value. These companies have a market capitalization of up to $2.0 billion. The Fund Manager will not sell a company's securities solely because that company's market capitalization rises above $2.0 billion. The Fund Manager uses a proprietary research technique to determine which stocks have a market price that is less than the "private market value" or what an investor would pay for the company. The Fund Manager then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



         The Fund intends to invest the remaining 20% of its total assets in the same manner but reserves the right to use some or all of the 20% to invest in equity securities of companies (based on the total outstanding common shares at the time of investment) which have a market capitalization of more than $2 billion.


         In pursuing its objective, the Fund's strategy will be to invest in stocks of companies with value that may not be fully reflected by the current stock price. Since small companies tend to be less actively followed by stock analysts, the market may overlook favorable trends and then adjust its valuation more quickly once investor interest has surfaced. The Fund Manager uses a number of proprietary research techniques in various sectors to seek out companies in the public market that are selling at a discount to what the Fund Manager terms as the private market value (PMV) of the companies. The Fund Manager then determines whether there is an emerging valuation catalyst that will increase market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.


         CAPITAL APPRECIATION FUND. The Fund invests primarily in common stocks of companies that demonstrate strong future earnings growth potential, product leadership and consistently strong financial characteristics. The Fund's investment strategy blends top-down economic and industry analysis with bottom-up stock selection. The Fund Manager's investment approach emphasizes large capitalization U.S. companies that are believed to have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook, which in turn forms the strategic backdrop for actual portfolio construction. Various economic, social and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


         The Fund's stock selection process stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamentals (e.g., margins, return on equity, return on assets), strong balance sheets, strong global distribution capabilities and experienced management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, other companies become more desirable or a permanent change in industry/company fundamentals that no longer supports the reason the stock was purchased.

         DEEP VALUE FUND. The Fund invests primarily in deep value stocks, which are stocks that are generally out of favor with investors and trading at prices below what the Fund Manager feels the stocks are worth in relation to their value. The Fund invests primarily in large capitalization companies whose stocks the Fund Manager considers to be undervalued stocks. The Fund may also invest in companies with mid-sized or small market capitalizations. Undervalued or "deep value" stocks are generally those that are out of favor with investors and presently trading at prices that the Fund Manager feels are below what the stocks are worth in relation to their earnings. These stocks are typically those of companies possessing sound fundamentals but which have been overlooked or misunderstood by the market, with below average price/earnings ratios based on projected normalized earnings. Holdings are frequently in viable, growing businesses with good financial strength in industries that are currently out of favor and under-researched by institutions. Common characteristics of the stocks typically include a strong balance sheet, excess cash flow, hidden or undervalued assets, and strong potential for a dividend increase in the year ahead. The Fund Manager's bottom-up process includes ranking current holdings and purchase candidates on appreciation potential through a disciplined system of stock selection that is price driven on the basis of relative return/appreciation potential. It is expected that the average price/earnings ratio of the Fund's stocks will be lower than the average of the Russell 1000 Value Index. Existing holdings are sold as they approach their target price reflecting a diminishing opportunity for incremental relative return. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



         EQUITY FUND. The Equity Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund invests in U.S. common stocks of companies that meet the Fund Manager's criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests. The Fund Manager selects companies with one or more of the following characteristics: superior business practices that will benefit from long-term trends, superior growth, profitability and leading market share versus others in their industry, strong enduring business models, valuable consumer or commercial franchises, high return on capital, favorable price to intrinsic value and undervalued assets. In addition, the Fund may also invest up to 20% of assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by ADRs or EDRs listed on a domestic securities exchange or traded in the United States over-the-counter market. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



         EQUITY INCOME FUND. The Equity Income Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund generally invests in dividend-paying U.S. common stocks. The goal is capital appreciation combined with an above-market level of dividend income. The Fund Manager has three objectives in constructing the portfolio: 1) Each individual stock holding will pay a dividend at least annually; 2) The overall portfolio yield will be greater than the dividend yield on the S&P 500 Index; and 3) At least 80% of the stocks (measured by net assets) will pay a dividend that exceeds the dividend yield on the S&P 500 Index. One of the Fund's criteria in stock selection is above-average yield, used as a discipline to enhance stability and reduce market risk. Subject to this primary guideline, the Fund invests in stocks that have low valuation characteristics and exhibit signs of business momentum. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



         GROWTH FUND. The Growth Fund invests primarily in U.S. common stocks. The "Growth at a Reasonable Price" strategy employed by the Fund combines growth and value style investing. This means that the Fund invests in the stocks of companies with long-term earnings potential, but which are currently selling at a discount to their estimated long-term value. The Fund's equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion which makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.




         GROWTH AND INCOME FUND. The Growth and Income Fund invests primarily in U.S. common stocks of large capitalization stocks that offer the opportunity for capital appreciation, but also may hold small and intermediate capitalization stocks. The Fund may also invest in companies that have the potential to provide dividend income. In selecting securities, the Fund Manager focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Fund Manager's assessment of what a security is worth. The Fund Manager will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Fund Manager bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Fund Manager then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive price/value characteristics. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

         INTERNATIONAL GROWTH FUND. It is an operating policy of the Fund that normally it will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies domiciled outside the United States. That portion of the Fund not invested in equity securities is, under normal circumstances, invested in U.S. and foreign government securities listed on a domestic or foreign securities exchange, including ADRs and EDRs, high-grade commercial paper, certificates of deposit, foreign currency, bankers acceptances, cash and cash equivalents, time deposits, repurchase agreements and similar money market instruments, both foreign and domestic. The Fund may invest in convertible debt securities of foreign issuers which are convertible into equity securities at such time as a market for equity securities is established in the country involved. The International Growth Fund will invest primarily in equity securities, which may achieve capital appreciation by selecting companies with superior potential based on a series of macro and micro analyses.
The International Growth Fund may select its investments from companies that are listed on a domestic or foreign securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


         The International Growth Fund will normally have at least 65% of its total assets invested in European and Pacific Basin equity securities. The International Growth Fund intends to broadly diversify investments among countries and normally to have represented in the portfolio issuers located in not less than three different countries. The selection of the securities in which the International Growth Fund will invest will not be limited to companies of any particular size.


         GLOBAL FINANCIAL SERVICES FUND. The Global Financial Services Fund invests almost exclusively in financial services stocks with average holdings of between 55 and 75 stocks. At least 80% of net assets (plus any borrowings for investment purposes) of the Fund will normally be invested in financial services stocks. In addition, the Fund primarily invests in the U.S. and at least three other countries. The Fund may invest in developed countries represented by the MSCI EAFE Index and Canada. The Fund Manager may also invest up to 10% in emerging markets. The Fund is broadly diversified geographically, typically with holdings in ten or more foreign countries. The vast majority of the investments are made in common stocks with a fully invested posture being the norm. Individual security positions are controlled so that no single holding will dominate the portfolio. The Fund Manager employs a centralized investment approach in all portfolios. The Global Investment Policy Group uses its many years of experience and market memory to review analysts' latest research findings and forecasts. The group integrates the work of analysts, economists and the quantitative group, systematically applying valuation and portfolio construction processes to select securities. The portfolio managers then apply the Investment Policy Group's decisions, deviating only to conform to Fund objectives. The Fund Manager employs analysts who take an intensive, long-term approach to forecasting earnings power and growth. Organized in global industry teams so that they can discern companies' strategies, cost pressures and competition in a global context, the Fund Manager's analysts are centrally located so that the senior professionals can control the quality of their findings. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

         GLOBAL SOCIALLY RESPONSIVE FUND. Like other socially responsible investment vehicles, the Fund does not invest in companies that are known to ignore human rights issues, violate environmental laws and regulations, have significant and continuing records of discrimination or unfair labor practices, or companies that have a history of poor governance. The Fund also does not invest in companies that derive more than 2% of their revenue from alcohol, tobacco, gambling, weapons or weapons systems. The Fund also avoids companies that produce, own or operate nuclear power plants, and companies that conduct unnecessary product testing on animals for personal care products or that do not subscribe to and rigorously enforce appropriate care standards for legally required animal testing. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


         In addition to this avoidance strategy, the Fund also actively looks for companies that are developing solutions to significant social problems. The Fund Manager evaluates companies for their criteria in the following areas:

                  Human Rights -- companies' policies towards matters of justice and equity and a living wage and toward operating in countries with oppressive regimes.

                  Public Health -- ways in which corporate behavior affects the health of workers, customers and members of local communities whether through the quality of products, workplace conditions, environmental management, marketing practices or otherwise.

                  Governance - companies' policies and procedures, particularly in the relationship between the Board and management and between the company and its shareholders. The Fund Manager looks for diversity among the Board, for leadership in representing the ownership interests of shareholders and transparency of reporting and accountability.

                  Products and Marketing -- product quality and customer service as well as the practice of marketing responsibly as to matters such as the environment and the welfare of minors. The Portfolio Manager places heavy emphasis on the development of innovative products addressed to solving important social and environmental problems.

                  Workplace Environment -- the degree to which human resources and other policies are supportive of workers and their families. The Fund Manager looks for leadership in providing equal opportunity on a non-discriminatory basis, in responding to the changing needs of working families, and in providing continual training and opportunities for upgrading skills.

                  Environmental Stewardship -- the practices of companies relating to environmental impact, including the elimination of waste, especially toxic waste, recycling, especially in taking responsibility for a product and its packaging, the sustainable use of natural resources and respect for such values as biodiversity and scenic beauty.

                  Community -- ways in which companies use their influence to support and sustain the communities in which they operate. Respect for local culture, including the rights of indigenous people. These criteria represent standards that very few companies can satisfy. The Fund Manager will use subjective judgment in evaluating companies in the context of these criteria. The Fund Manager does not expect perfection but seeks companies with an understanding of their role as part of the communities in which they operate, and a respect for the interests of all their stakeholders. The Fund Manager believes that good corporate citizenship is an evolving process which it seeks to encourage. These criteria may be changed by the Board of Directors without shareholder approval. In some cases, the Fund may invest in a company that does not satisfy these social criteria if the Fund Manager believes that the company is developing solutions to social problems. For example, the Fund may invest in stock of a company that is known to pollute the environment if the Fund Manager believes the company's management is putting in place a credible and innovative program to reduce or eliminate dangerous emissions.

         The Fund Manager believes that good corporate citizenship has the potential to create good investment opportunities; wherever possible, the Fund seeks to invest in companies that the Fund Manager believes derive a competitive advantage from the socially responsive products, policies and practices developed by such companies. The Fund Manager seeks companies that combine this social criteria with an investment management criteria of potentially high return on investment capital, strong quality of management, sound financial resources and good overall business prospects. In selecting equity securities, the Fund Manager uses its own valuation models to determine fair value and looks for securities that are selling at discounts to their fair value, independent of region or style bias. The Fund seeks to own "growth" stocks when they are undervalued and "value" stocks when they are attractive.

The Fund will invest up to 1% of its total assets in "community development" loans or investments, including deposits with community development banks, credit unions and federally sponsored CDFIs and other similar organizations around the world. These investments often lack liquidity. The Fund Manager, on behalf of the Fund, will vote proxies from portfolio companies on social resolutions in a manner consistent with its social policy and will disclose its votes at the end of the "season."


         MERGERS AND ACQUISITIONS FUND. The Fund invests primarily in securities of companies that are or could be the subject of a takeover.



         The Fund Manager seeks to limit excessive risk of capital loss by utilizing various investment strategies including investing in value oriented equity securities that should trade at a significant discount to the Fund Manager's assessment of their "private market value." Private market value is the value that informed investors would be willing to pay to acquire the entire company. The Fund Manger also will engage in arbitrage by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Fund Manager, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase the selling company's securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



         In general, securities of issuers which are the subject of a tender or exchange offer or merger, consolidation, liquidation or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Fund Manager which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer of the proposal is in progress. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Mergers and Acquisitions Fund, thereby increasing its brokerage and other transaction expenses. The Fund Manager intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments.


         TECHNOLOGY FUND. The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies engaged in technology and technology-related industries. The Fund considers companies engaged in technology and technology-related industries as companies that are engaged in the research, design, development and manufacturing of products that utilize new, creative or innovative technologies to gain a strategic advantage in their industries, as well as companies that provide and service those technologies. The Fund will invest in at least 25% of total assets in Internet or intranet related companies. The Fund invests primarily in domestic companies and may also invest up to 20% of its assets in foreign companies. There is no limit on the market capitalization of the companies in which the Fund may invest, or in the length of operating history for the companies. The Fund may invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance. The Fund may also purchase and sell options and forward currency exchange contracts. The Fund Manager selects portfolio securities by evaluating a company's positioning or business model and may consider its ability to grow and expand its activities or achieve a greater competitive advantage in cost/profitability and brand image via the use of the Internet. The Fund Manager also considers a company's fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. Furthermore, the Fund Manager looks at the amount of capital a company currently expends on research and development. The Fund Manager believes that dollars invested in research and development today frequently have a significant bearing on future growth.

         MANAGED FUND. The Managed Fund invests in a diversified portfolio of common stocks, bonds and cash equivalents. Normally, 50% to 80% of fund assets will be invested in equity securities, 30% of fund assets will be invested in fixed income securities and 5% of fund assets will be invested in cash and cash equivalents. The allocation of the Fund's assets among the different types of permitted investments will vary from time to time within designated ranges based upon the Fund Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. The Fund Manager has discretion to increase or decrease the weighting in equity securities or fixed income securities by 15% and cash and cash equivalents by 5%, such that equities could range from 50% to 80%, fixed income securities could range from 15% to 45% and cash and cash equivalents could range from 0% to 10% of fund assets. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



         The Fund's equity investments will be primarily large capitalization companies; however, the Fund may invest in companies of any size. The strategy for the equity portion of the Fund is to identify through fundamental analysis market-leading companies in industry sectors with favorable growth prospects. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. The key characteristics of high quality companies favored by the Fund include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team.


         While the Fund will earn income to the extent it is invested in bonds or cash equivalents, the Fund does not have any specific income objective. The bonds in which the Fund may invest will be primarily government and government agency securities, investment grade corporate debt securities, asset-backed securities, mortgage backed securities and dollar denominated debt of non-US issuers. The Fund may invest up to 20% of its total assets in foreign equity and debt securities provided that they are either: 1) listed on a domestic or foreign securities exchange; 2) represented by ADRs or EDRs listed on a domestic securities exchange; or 3) traded in the US over-the-counter market. The Fund Manager considers selling securities of issuers that no longer meet his criteria.



         Investors should refer to Appendix A to this Statement of Additional Information for a description of the Moody's and S&P ratings mentioned below.



         STRATEGIC ALLOCATION FUND. The Fund allocates its assets between a stock portion that is designed to track the S&P 500 Index and a fixed income portion. The Fund will not hold all S&P 500 stocks, and its fixed income component will consist of either U.S. Treasury notes with remaining maturities of approximately five years or 30 day U.S. Treasury bills. For its bond investments, the Strategic Allocation Fund seeks to invest in U.S. Treasury notes having five years remaining until maturity at the beginning of the calendar year when the investment is made. However, if those instruments are not available at favorable prices, the Fund may invest in U.S. Treasury notes with either remaining maturities as close as possible to five years or overall durations that are as close as possible to the duration of five-year U.S. Treasury notes. Similarly, for its cash investments, the Strategic Allocation Fund seeks to invest in U.S. Treasury bills with remaining maturities of 30 days. However, if those instruments are not available at favorable prices, the Fund may invest in U.S. Treasury bills that have either remaining maturities as close as possible to 30 days or overall durations that are as close as possible to the duration of 30-day U.S. Treasury bills. If, in the Fund Manager's judgment, it is not practicable to reinvest the proceeds in U.S. Treasury bills, the Fund Manager may invest the Fund's cash assets in securities with remaining maturities of 30 days or less that are issued or guaranteed by U.S. government agencies or instrumentalities and in repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



         GOVERNMENT SECURITIES FUND. The Government Securities Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities that are obligations of the U.S. Government, its agencies or instrumentalities. The Fund's investments may include securities issued by the U.S. Treasury, such as treasury bills, treasury notes and treasury bonds. In addition, the Fund may invest in securities that are issued or guaranteed by agencies and instrumentalities of the U.S. Government. Securities issued by agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. Securities issued by the Government National Mortgage Association ("GNMA Certificates") are examples of full faith and credit securities, which means that the payment of principal and interest is guaranteed, but yield and market value are not. Securities issued by agencies or instrumentalities that may be chartered or sponsored by Acts of Congress, but are not backed by the full faith and credit of the United States, include Fannie Mae and Freddie Mac. Such securities are supported by the ability to borrow from the U.S. Treasury. The Fund may invest primarily in mortgage-backed securities and may, to a limited extent, invest in collateralized mortgage obligations ("CMOs"). The Fund may concentrate from time to time in different U.S. Government securities in order to obtain the highest available level of current income and safety of principal. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



         HIGH-YIELD BOND FUND. The High-Yield Bond Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that are below investment grade. The Fund generally invests in high-yield, income producing US corporate bonds that are rated B3 to Ba1 by Moody's or B-- to BB+ S&P, which are commonly known as "junk bonds." The Fund's investments are selected by the Fund Manager after examination of the economic outlook to determine those industries that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the Fund Manager identifies bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit and the relative value in relation to the high yield market. Companies near or in bankruptcy are not considered for investment. The Fund does not purchase bonds in the lowest ratings categories (rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Fund Manager have characteristics of such lower-grade bonds). Should an investment be subsequently downgraded to Ca or lower or CC or lower, the Fund Manager has discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20% of the Fund's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the Fund Manager, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



         SHORT DURATION BOND FUND. The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds and other debt securities. To help maintain a high level of share price stability, the Fund seeks to keep the average duration of the overall portfolio between one year and three years. The Fund may invest in securities with effective or final maturities of any length at the time of purchase. It is anticipated that the average effective maturity of the Fund will range from one to four years. The Fund may adjust its holdings based on actual or anticipated changes in interest rates or credit quality. The Fund may also engage in risk management techniques, including futures contracts, swap agreements and other derivatives, in seeking to increase share price stability, increase income and otherwise manage the Fund's exposure to investment risks. The Fund will focus primarily on U.S. securities but may invest up to 20% of its total assets in U.S. dollar denominated fixed income securities of foreign issuers. The Fund will not invest in securities rated below "BBB." The Fund will maintain a minimum average credit quality rating of "A" in its portfolio. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


         TAX-EXEMPT INCOME FUND. It is a fundamental policy of the Fund that under normal circumstances it will invest at least 80% of its net assets in investment grade "Municipal Securities" (or futures contracts or options on futures with respect thereto) which, at the time of investment, are investment grade or in Municipal Securities which are not rated if, based upon credit analysis by the Fund Manager, it is believed that such securities are of comparable quality to such rated bonds. Municipal Securities are notes and bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. These securities are traded primarily in the over-the-counter market. Such securities may have fixed, variable or floating rates of interest. The interest on investment grade Municipal Securities, in the opinion of counsel for issuers and the Fund, is generally not includable in gross income for federal income tax purposes. See Appendix B for a further description of Municipal Securities. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


         It is also a fundamental policy of the Fund to invest at least 80% of its assets in investments whose income is exempt from federal taxes, and to invest its assets so that at least 80% of the income it distributes will be exempt from federal taxes.


         Investment grade securities in which the Fund may invest are those bonds rated within the four highest ratings by Moody's (Aaa, Aa, A, Baa) or S&P (AAA, AA, A, BBB); notes given one of the three highest ratings by Moody's (MIG1, MIG2, MIG3) commercial paper rated P-1 by Moody's or A-1 by S&P; and variable rate securities rated VMIG1 or VMIG2 by Moody's.


         While there are no maturity restrictions on the Municipal Securities in which the Fund invests, the average maturity is expected to range between 10 and 25 years. The Fund Manager will actively manage the Fund, adjusting the average Fund maturity and in some cases utilizing futures contracts and options on futures as a defensive measure according to its judgment of anticipated interest rates. During periods of rising interest rates and falling prices, a shorter weighted average maturity may be adopted to cushion the effect of bond price declines on the Fund's net asset value. When rates are falling and prices are rising, a longer weighted average maturity rate may be adopted. For a discussion on futures and their related risks, see "Certain Investment Techniques and Associated Risks."

         The Fund may also invest up to 20% of its net assets in cash, cash equivalents and debt securities, the interest from which may be subject to federal income tax. Investments in taxable securities will be limited to investment grade corporate debt securities and U.S. Government Securities.

         The Fund will invest at least 80% of its total assets in tax-exempt securities, the interest on which is not subject to federal alternative minimum tax.


         TOTAL RETURN FUND. This Fund invests primarily in fixed income instruments, including investment grade debt securities and high-yield debt securities. The Fund may also invest in any of the components of the Lehman Brothers U.S. Universal Index, which include, but are not limited to, fixed income securities issued in U.S. dollars, high-yield securities, Eurobonds, illiquid securities and emerging market debt. The Fund may also invest in convertible securities and in equity securities. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


         Convertible securities have lower yields than comparable fixed income securities to compensate for the value of the conversion option. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

         MONEY MARKET FUND. Securities in which the Fund will invest may not yield as high a level of current income as securities of lower quality and longer maturity which generally have less liquidity and greater market risk. The Money Market Fund seeks to achieve its objective by investing in a diversified portfolio of high-quality money market instruments, comprised of U.S. dollar-denominated instruments which present minimal credit risks and are of eligible quality which consist of the following:

         1. obligations issued or guaranteed as to principal and interest by the United States Government or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress;

         2. U.S. dollar denominated commercial paper, negotiable certificates of deposit, letters of credit, time deposits and bankers acceptances, of U.S. or foreign banks, and U.S. or foreign savings and loans associations, which at the date of investment have capital, surplus and undistributed profits as of the date of their most recent published financial statements of $500,000,000 or greater;

         3. short-term corporate debt instruments (commercial paper or variable amount master demand notes) rated "A-1" or "A-2" by S&P or "Prime 1" or "Prime 2" by Moody's or Tier 1 by any two Nationally Recognized Statistical Rating Organizations ("NRSRO"), or, if not rated, issued by a company rated at least "A" by any two NRSROs; however, investments in securities of all issuers having the second highest rating (A-2/P-2) assigned shall be limited to no more than five percent of the Fund's assets at the time of purchase, with the investment of any one such issuer being limited to not more than one percent of Fund assets at the time of purchase;

         4. corporate obligations limited to non-convertible corporate debt securities having one year or less remaining to maturity and which are rated "A" or better by S&P or "A" or better by Moody's;

         5. repurchase agreements with respect to any of the foregoing obligations;

         6. obligations of states and other municipalities rated "A" or better by S&P or "A" or better by Moody's;

         7. obligations of multinational organizations rated "A" or better by S&P or "A" or better by Moody's; and

         8. other money market mutual funds on which no commissions are paid.


         The Money Market Fund will limit its investment in the securities of any one issuer to no more than five percent of Fund assets, measured at the time of purchase.

         In addition, the Money Market Fund will not purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays on resale or which is not readily marketable if more than 10% of the net assets of the Money Market Fund, taken at market value, would be invested in such securities.

         After purchase by the Money Market Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Money Market Fund. Neither event will require a sale of such security by the Money Market Fund. The Fund Manager will consider such event in its determination of whether the Money Market Fund should continue to hold the security provided that the security presents minimal credit risks and that holding the security is in the best interests of the Fund. To the extent Moody's or S&P may change their rating systems generally (as described in Appendix A) the Money Market Fund will attempt to use comparable ratings as standards for investments in accordance with investment policies contained herein and in the Fund's Prospectus.

         The dollar-weighted average maturity of the Money Market Fund will be 90 days or less.

         All investments of the Money Market Fund will be limited to instruments which are determined to be of eligible quality, which, if instruments of foreign issuers, are United States dollar-denominated instruments presenting minimal credit risk, and all of which are either:

         1. of those rated in the two highest rating categories by any NRSRO, or

         2. if the instrument is not rated, of comparable quality as determined by or under the direction of the Board of Directors.

         Generally, instruments with NRSRO ratings in the two highest grades are considered "high quality." All of the money market investments will mature in 397 days or less. The Money Market Fund will use the amortized cost method of securities valuation, as described more fully below in "Determination of Net Asset Value."

                    CERTAIN INVESTMENT SECURITIES, TECHNIQUES
                              AND ASSOCIATED RISKS

         Following is a description of certain investment techniques employed by the Funds, and certain types of securities invested in by the Funds and associated risks. Unless otherwise indicated, all of the Funds may use the indicated techniques and invest in the indicated securities.

SHORT TERM INVESTMENTS

         Each Fund may invest a part of its assets in various types of U.S. Government Securities and high-quality short-term debt securities with remaining maturities of one year or less ("money market instruments"). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each Fund may invest include but are not limited to: government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements. The International Growth, Global Socially Responsive, Global Financial Services and Technology Funds may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances.

OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES OR
INSTRUMENTALITIES

         Some obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Bank, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

INFORMATION ON TIME DEPOSITS AND VARIABLE RATE NOTES

         The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid investments set forth in the Certain Other Securities Section, below.

         The commercial paper obligations which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the "Master Note") permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The Funds have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Funds and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Funds have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Fund Managers will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Funds will not invest more than 5% of their total assets in variable rate notes.

INSURED BANK OBLIGATIONS

         The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The Funds may, within the limits set forth in this Statement of Additional Information, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Directors determines that a readily available market exists for such obligations, a Fund will treat such obligations as subject to the limit for illiquid investments for each Fund unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

HIGH-YIELD SECURITIES

         The Funds, other than the Government Securities, Short Duration Bond, Tax-Exempt and Money Market Funds, may invest in high-yield securities. Notwithstanding the investment policies and restrictions applicable to the Funds which were designed to reduce risks associated with such investments, high-yield securities may carry higher levels of risk than many other types of income producing securities. These risks are of three basic types: the risk that the issuer of the high-yield bond will default in the payment of principal and interest; the risk that the value of the bond will decline due to rising interest rates, economic conditions, or public perception; and the risk that the investor in such bonds may not be able to readily sell such bonds. Each of the major categories of risk are affected by various factors, as discussed below:

         High-Yield Bond Market. The high-yield bond market has grown in the context of a long economic expansion. Any downturn in the economy may have a negative impact on the perceived ability of the issuer to make principal and interest payments which may adversely affect the value of outstanding high-yield securities and reduce market liquidity.

         Sensitivity To Interest Rate and Economic Changes. In general, the market prices of bonds bear an inverse relationship to interest rates; as interest rates increase, the prices of bonds decrease. The same relationship may hold for high-yield bonds, but in the past high-yield bonds have been somewhat less sensitive to interest rate changes than treasury and investment grade bonds. While the price of high-yield bonds may not decline as much, relatively, as the prices of treasury or investment grade bonds decline in an environment of rising interest rates, the market price, or value, of a high-yield bond will be expected to decrease in periods of increasing interest rates, the net asset value of the Funds. High-yield bond prices may not increase as much, relatively, as the prices of treasury or investment grade bonds in periods of decreasing interest rates. Payments of principal and interest on bonds are dependent upon the issuer's ability to pay. Because of the generally lower creditworthiness of issuers of high-yield bonds, changes in the economic environment generally, or in an issuer's particular industry or business, may severely impair the ability of the issuer to make principal and interest payments and may depress the price of high-yield securities more significantly than such changes would affect higher-rated, investment-grade securities.

         Payment Expectations. Many high-yield bonds contain redemption or call provisions which might be expected to be exercised in periods of decreasing interest rates. Should bonds in which the Funds have invested be redeemed or called during such an interest rate environment, the Funds would have to sell such securities without reference to their investment merit and reinvest the proceeds received in lower yielding securities, resulting in a decreased return for investors in the Funds. In addition, such redemptions or calls may reduce the Funds' asset base over which the Funds' investment expenses may be spread.

         Liquidity and Valuation. Because of periods of relative illiquidity, many high-yield bonds may be thinly traded. As a result, the ability to accurately value high-yield bonds and determine the net asset value of the High-Yield Bond Fund, as well as the Fund's ability to sell such securities, may be limited. Public perception of and adverse publicity concerning high-yield securities may have a significant negative impact on the value and liquidity of high-yield securities, even though not based on fundamental investment analysis.

         Tax Considerations. To the extent that a Fund invests in securities structured as zero coupon bonds, or other securities issued with original issue discount, the Fund will be required to report interest income even though no cash interest payment is received. Because such income is not represented by cash, the Fund may be required to sell other securities in order to satisfy the distribution requirements applicable to regulated investment companies under the Internal Revenue Code of 1986 ("IRC").

         Fund Composition. As of December 31, 2003, the High-Yield Bond Fund consisted of securities classified as follows:


                                                                      PERCENTAGE OF
                    CATEGORY                                        TOTAL INVESTMENTS
                    --------                                        -----------------
                         AAA                                              0.7%
                   Baa1-Baa3                                              3.3%
                     Ba1-Ba3                                             34.3%
                       B1-B3                                             56.7%
                         Caa                                              2.3%
                   Non-rated*                                             2.7%

* Equivalent ratings for the non-rated securities had they been rated would have been the following: 0.5% would have been rated Baa1-Baa3, 1.5% would have been Caa, and 0.7% is not rated due to the companies being in bankruptcy.


REITS

         Each Fund, other than the Income Funds and Money Market Fund (or as noted below), may invest up to 10% of its total assets in the securities of real estate investment trusts ("REITs"). The Multi-Cap Growth and Technology Funds are subject to a 15% limitation. REITs are pooled investment vehicles which invest in real estate and real estate-related loans. The value of a REIT's shares generally is affected by changes in the value of the underlying investments of the trust.

HEDGING TRANSACTIONS

         Except as otherwise indicated, all Funds, other than the Money Market Fund, may invest in derivatives, which are discussed in detail below, to seek to hedge all or a portion of a Fund's assets against market value changes resulting from changes in equity or bond values, interest rates and currency fluctuations. The Managed Fund may use derivatives to reallocate exposure to asset classes, although reallocation may also be accomplished by direct purchase and sale of financial instruments. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment. Hedging strategies may not be successful in reducing the Funds' exposure to changes in equity or bond values, interest rates or currency fluctuations, and may limit any potential gain that might result from an increase in the value of the hedged position. The ability of the Funds to successfully utilize any hedging strategies will depend on their Fund Managers' ability to predict relevant market correlations, which cannot be assured. The Funds are not required to use hedging and may choose not to do so.

         Other than the Multi-Cap Growth Fund and the Total Return Fund, the Funds will not engage in hedging transactions for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities owned or expected to be owned by the Funds.

CERTAIN SECURITIES--DERIVATIVES

         The Funds may invest in the following described securities, except as otherwise indicated. These securities are commonly referred to as derivatives. Unless otherwise indicated, a Fund may not invest in such securities if, immediately thereafter, more than 10% of its net assets would be hedged. A Fund also may not invest in such securities if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the Fund's net assets. The foregoing limitations do not apply to the Total Return Fund, which may invest without limitation in derivatives.

         Call Options. The Multi-Cap Growth, Technology, Mergers and Acquisitions and Total Return Funds may purchase call options that may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Funds, other than the Money Market Fund, may write
(sell) call options ("calls") that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. Call options are short-term contracts with a duration of nine months or less. Funds may only write call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in the Fund. In addition, no Fund will, prior to the expiration of a call option, permit the call to become uncovered. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Fund by the purchaser of the option is the "premium." The Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. The International Growth Fund, the Global Socially Responsive Fund, the Technology Fund, Global Financial Services Fund and Total Return Fund may purchase and write covered call options on foreign and U.S. securities and indices and enter into related closing transactions.

         The Funds may write options in connection with buy-and-write transactions; that is, the Funds may purchase a security and then write a call option against that security. The exercise price of the call the Funds determine to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to a Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         Generally, a Fund intends to write listed covered calls when it anticipates that the rate of return from so doing is attractive, taking into consideration the premium income to be received, the risks of a decline in securities prices during the term of the option, the probability that closing purchase transactions will be available if a sale of the securities is desired prior to the exercise or expiration of the options, and the cost of entering into such transactions. A principal reason for writing calls on a securities portfolio is to attempt to realize, through the receipt of premium income, a greater return than would be earned on the securities alone. A covered call writer such as a Fund, which owns the underlying security, has, in return for the premium, given up the opportunity for profit from a price increase in the underlying security above the exercise price, but it has retained the risk of loss should the price of the security decline.

         The writing of covered call options involves certain risks. A principal risk arises because exchange and over-the-counter markets for options may be limited; it is impossible to predict the amount of trading interest which may exist in such options, and there can be no assurance that viable exchange and over-the-counter markets will develop or continue. The Funds will write covered call options only if there appears to be a liquid secondary market for such options. If, however, an option is written and a liquid secondary market does not exist, it may be impossible to effect a closing purchase transaction in the option. In that event, the Fund may not be able to sell the underlying security until the option expires or the option is exercised, even though it may be advantageous to the Fund to sell the underlying security before that time.

         Moreover, there is no assurance that the Technology Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to do so in connection with the purchase or sale of options.

         The Funds may use options traded on U.S. exchanges, and to the extent permitted by law, options traded over-the-counter. It is the position of the Securities and Exchange Commission (the "SEC") that over-the-counter options are illiquid. Accordingly, the Funds will invest in such options only to the extent consistent with their limit on investments in illiquid securities.

         Put Options. The Funds, except the Government Securities and Money Market Funds, may purchase put options ("Puts") which relate to (i) securities (whether or not they hold such securities); (ii) Index Options (described below whether or not they hold such Options); or (iii) broadly-based stock indices. The Funds may purchase or write put options that may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Funds, except the Government Securities and Money Market Funds, may write covered Puts. The Funds will receive premium income from writing covered Puts, although a Fund may be required, when the put is exercised, to purchase securities at higher prices than the current market price. The High-Yield Bond Fund may invest up to 10% of its total assets in Puts.

         Futures Contracts. All Funds, other than the Money Market Fund, may enter into contracts for the future acquisition or delivery of securities ("Futures Contracts") including index contracts and foreign currencies, and may also purchase and sell call options on Futures Contracts. These Funds may use this investment technique to hedge against anticipated future adverse price changes which otherwise might either adversely affect the value of the securities or currencies held in the Fund, or to hedge anticipated future price changes which adversely affect the prices of stocks, long-term bonds or currencies which the Fund intends to purchase at a later date.

         Alternatively, a Fund may enter into Futures Contracts in order to hedge against a change in interest rates which will result in the premature call at par value of certain securities which the Fund has purchased at a premium. If stock, bond or currency prices or interest rates move in an unexpected manner, the Fund would not achieve the anticipated benefits of Futures Contracts.

         The use of Futures Contracts involves special considerations or risks not associated with the primary activities engaged in by any Funds. Risks of entering into Futures Contracts include: (1) the risk that the price of the Futures Contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market if the Fund attempts to enter into a closing position; (3) the risk that the Fund will lose an amount in excess of the initial margin deposit; and (4) risk that the Fund Manager may be incorrect in its prediction of movements in stock, bond, currency prices and interest rates.

         Index Options. All of the Aggressive Stock, Stock, International, Sector/Specialty and Domestic Hybrid Funds may invest in options on stock indices. These options are based on indices of stock prices that change in value according to the market value of the stocks they include. Some stock index options are based on a broad market index, such as the New York Stock Exchange Composite Index or the S&P 500. Other index options are based on a market segment or on stocks in a single industry. Stock index options are traded primarily on securities exchanges.

         For a call option on an index, the option is covered if a Fund maintains with its sub-custodian cash or liquid securities equal to the contract value.

         The use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Because the value of an index option depends primarily on movements in the value of the index rather than in the price of a single security, whether a Fund will realize a gain or loss from purchasing or writing an option on a stock index depends on movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment rather than changes in the price of a particular security. Consequently, successful use of stock index options by a Fund will depend on that Fund Manager's ability to predict movements in the direction of the stock market generally or in a particular industry. This requires different skills and techniques than predicting changes in the value of individual securities.

         Interest Rate Swaps. In order to attempt to protect the Funds' investments from interest rate fluctuations, the Funds may engage in interest rate swaps. Generally, except for the Multi-Cap Growth and Total Return Funds, the Funds intend to use interest rate swaps as a hedge and not as a speculative investment. Interest rate swaps involve the exchange between the Fund and another party of their respective rights to receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if a Fund holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect the Fund from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates.

         The Funds will enter into interest rate swaps only on a net basis (i.e., the two payments streams will be netted out, with the Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid debt securities having an aggregate net asset value at least equal to the accrued excess, will be segregated by the Fund.

         The use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a Fund Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

         For purposes of applying the Funds' investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

         Mortgage-Related Securities and Asset-Backed Securities. Up to 20% of the net assets of the Government Securities Fund may be invested in assets other than U.S. Government Securities, including collateralized mortgage-related securities ("CMOs") and asset-backed securities. The Total Return and Managed Funds may invest without limit in such securities. The Short Duration Bond Fund may invest without limit in the following types of CMOs: Planned Amortization Class ("PAC"), Sequential Pay Bonds and mortgage pass-through securities. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

         While there are many versions of CMOs and asset-backed securities, some include "Interest Only" or "IO" -- where all interest payments go to one class of holders, "Principal Only" or "PO" -- where all of the principal goes to a second class of holders, "Floaters" -- where the coupon rate floats in the same direction as interest rates and "Inverse Floaters" --where the coupon rate floats in the opposite direction as interest rates. All of these securities are volatile; they also have particular risks in differing interest rate environments as described below. The Short Duration Bond Fund can invest up to 30% of its net assets in Floaters, but may not invest in inverse floaters. The Short Duration Bond Fund also cannot invest in IOs or POs.

         The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on yield to maturity and, therefore, the market value of the IO. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. Accordingly, investment in IOs can theoretically be expected to contribute to stabilizing the Fund's net asset value. However, if the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated AAA or the equivalent. Conversely, while the yield to maturity on a PO class is also extremely sensitive to rate of principal payments (including prepayments) on the related underlying mortgage assets, a slow rate of principal payments may have a material adverse effect on yield to maturity and therefore the market value of the PO. As interest rates rise and fall, the value of POs tends to move in the opposite direction from interest rates. This is typical of most debt instruments.

         Floaters and Inverse Floaters are extremely sensitive to the rise and fall in interest rates. The coupon rate on these securities is based on various benchmarks, such as LIBOR ("London Inter-Bank Offered

Rate") and the 11th District cost of funds (the base rate). The coupon rate on Floaters can be affected by a variety of terms. Floaters and Inverse Floaters can be reset at fixed intervals over the life of the Floater or Inverse Floater, float with a spread to the base rate or be a certain percentage rate minus a certain base rate. Some Floaters and Inverse Floaters have floors below which the interest rate cannot be reset and/or ceilings above which the interest rate cannot be reset. The coupon rate and/or market value of Floaters tend to move in the same direction as the base rate while the coupon rate and/or market value of Inverse Floaters tend to move in the opposite direction from the base rate.

         The market value of all CMOs and other asset-backed securities are determined by supply and demand in the bid/ask market, interest rate movements, the yield curve, forward rates, prepayment assumptions and credit of the underlying issuer. Further, the price actually received on a sale may be different from bids when the security is being priced. CMOs and asset-backed securities trade over a bid and ask market through several large market makers. Due to the complexity and concentration of derivative securities, the liquidity and, consequently, the volatility of these securities can be sharply influenced by market demand.

         Principal payments from the underlying collateral in a CMO are paid sequentially to a sequential pay bond. The shortest maturity sequential class receives principal until it is fully retired; then principal payments are redirected to the next shortest sequential class. This process continues until all classes are paid down. The yield to maturity and average life of the Sequential-Pay CMO bond is influenced by the prepayment speed of the underlying mortgage collateral. If prepayments increase from the prepayment speed used at pricing, the average life of the sequential pay security may shorten and, if the security was purchased at a discount, improve the security's yield to maturity. Slower prepayments may delay the receipt of principal and lengthen the average life of the security. If the sequential was purchased at a premium, slower prepayments will reduce its yield to maturity.

         PACs have a principal payment schedule that can be maintained over a range of prepayment rates. A PAC bond has a fixed principal payment schedule that must be met before other tranches in the CMO can receive principal payments. As long as the underlying collateral in the CMO prepays within the PAC band, a PAC bond's cash flows and yield will not change. However, if prepayments on the collateral are faster than the PAC band's upper limits, the PAC may shorten. If prepayments are slower than the lower limit, the PAC may extend. The amount of prepayment protection changes over the life of a PAC bond in response to the collateral's prepayment experience.

         Individual mortgage loans can be combined into one large pool, known as a mortgage pass-through security, and sold to one or more investors. Each investor holds an interest in the pool of mortgage loans and is entitled to receive a pro rata share of the monthly cash flows. Mortgage pass-through securities are issued by GNMA, FHLMC, FNMA and numerous private entities. Investors in mortgage securities earn a coupon rate of interest and receive repayments of their principal in increments over the life of the security. Because the timing and speed of the principal repayments may vary, the cashflow on a mortgage security is uncertain. Historical experience indicates that most mortgages can be expected to pay off before their stated maturity. Therefore, principal prepayment assumptions are used to value mortgage securities. When interest rates decline, prepayment rates are expected to increase because homeowners refinance their loans. Rising rates result in slower prepayment rates. The impact of changes in prepayment rates on the yield of a security is determined by its price. Before investing in a mortgage security, investors must consider the expected performance of the security in rising, falling and stable interest rate environments.

         Asset-backed and mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Fund Managers (subject to the oversight of the Board of Directors), the investment restriction limiting the Fund's investment in illiquid instruments will apply. However, IOs and POs issued by the U.S. Government, its agencies and instrumentalities, and backed by fixed-rate mortgages may be excluded from this limit, if, in the judgment of the respective Fund Managers (subject to the oversight of the Board of Directors) such IOs and POs are readily marketable. The Government Securities Fund does not intend to invest in residual interests, privately issued securities or subordinated classes of underlying mortgages.


DOLLAR ROLLS AND TBA SECURITIES

         The Managed Fund may enter into dollar roll transactions and purchase To Be Announced Securities (TBAS). Dollar rolls are transactions where the Fund sells securities (usually mortgage-backed securities) with a commitment to buy similar, but not identical, securities on a future date at a lower price from the same party. Dollar rolls involve the risk that the market value of the securities subject to the Fund's forward purchase commitment may decline below the price of the securities the Fund has sold. In addition, dollar rolls involve the risk that the buyer of the sold securities might be unable to deliver them when the Fund seeks to repurchase them. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the current sale of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the similar securities in the forward transaction.

         TBAS are a type of delayed delivery transaction where the seller agrees to issue a security at a future date. The seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

         When a Fund enters into a dollar roll transaction or purchases TBAs, it will segregate cash or liquid securities in an amount equal to the amount of the forward commitment.

FOREIGN CURRENCY VALUES AND TRANSACTIONS

         Investments in foreign securities will usually involve currencies of foreign countries, and the value of the assets of the International Growth, Global Socially Responsive, Global Financial Services and Total Return Funds (and of the other Funds that may invest in foreign securities to a much lesser extent) as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the International Growth, Global Socially Responsive, and Global Financial Services Funds may incur costs in connection with conversions between various currencies.


         To manage exposure to currency fluctuations, the Funds may alter equity or money market exposures (in its normal asset allocation mix as previously identified where applicable), enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Funds may purchase securities indexed to currency baskets. The Funds will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Funds to set aside liquid assets in a segregated account to cover its obligations. These techniques are further described below.

         The Funds may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Fund will convert currency on a spot basis from time to time and investors should be aware of the potential costs of currency conversion.

         When a Fund Manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

         At the maturity of a forward contract, the Funds may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by repurchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Funds may realize a gain or loss from currency transactions.

         The Funds also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Funds' exposure to changes in currency exchange rates. Call options on foreign currency written by the Funds will be "covered", which means that the Funds will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Funds, the Funds will establish a segregated account consisting of cash or liquid securities in an amount equal to the amount the Funds would be required to pay upon exercise of the put.

         The Technology, Global Financial Services, Global Socially Responsive, International Growth and Total Return Funds may also engage in currency swaps, which are agreements to exchange cash flows based on the national difference among two or more currencies.

CERTAIN OTHER SECURITIES

         Except as otherwise indicated, the Funds may purchase the following securities, the purchase of which involves certain risks described below. Unless otherwise indicated, a Fund may purchase securities of a category, so long as the Fund does not invest more than 5% of the Fund's total assets in any one issuer per category. There is no limitation on the number of issuers per category in which a Fund may invest so long as the Fund does not exceed the 5% limitation per issuer per category.

         Bank obligations include bankers' acceptances, including Yankee Bankers' Acceptances and foreign bankers' acceptances, Eurodollar Time Deposits ("ETDs") and Canadian Time Deposits ("CTDs"), and with respect to the Technology Fund, Schedule B's. In addition, bank obligations include U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions and U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. The Technology Fund and Total Return Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Fund Manager deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.

         A Euro CD is a receipt from a bank for funds deposited at that bank for a specific period of time at some specific rate of return and denominated in U.S. dollars. It is the liability of a U.S. bank branch or foreign bank located outside the U.S. Almost all Euro CDs are issued in London. Yankee CDs are certificates of deposit that are issued domestically by foreign banks. It is a means by which foreign banks may gain access to U.S. markets through their branches which are located in the United States, typically in New York. These CDs are treated as domestic securities. ETDs are U.S. dollar-denominated deposits on a foreign branch of a U.S. bank or a foreign bank and CTDs are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks. Schedule Bs are obligations issued by Canadian branches of foreign or domestic banks and Yankee BAs are U.S. dollar denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in United States.

         Domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks.

         Euro CDs, Yankee CDs and foreign bankers' acceptances involve risks that are different from investments in securities of U.S. banks. The major risk, which is sometimes referred to as "sovereign risk," pertains to possible future unfavorable political and economic developments, possible withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect payment of principal or interest. Investment in foreign commercial paper also involves risks that are different from investments in securities of commercial paper issued by U.S. companies. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Such securities may be less liquid and more volatile than securities of comparable U.S. corporations. Non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, there may be less public information available about foreign banks, their branches and other issuers.

         Time deposits usually trade at a premium over Treasuries of the same maturity. Investors regard such deposits as carrying some credit risk, which Treasuries do not; also, investors regard time deposits as being sufficiently less liquid than Treasuries; hence, investors demand some extra yield for buying time deposits rather than Treasuries. The investor in a loan participation has a dual credit risk to both the borrower and also the selling bank. The second risk arises because it is the selling bank that collects interest and principal and sends it to the investor.

         Commercial paper may include variable and floating-rate instruments, which are unsecured instruments that permit the interest on indebtedness thereunder to vary. Variable-rate instruments provide for periodic adjustments in the interest rate. Floating-rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating-rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating-rate obligations with the demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating-rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Substantial holdings of variable and floating-rate instruments could reduce portfolio liquidity.

         Variable- and Floating-Rate Instruments and Related Risks. The Income Funds may acquire variable- and floating-rate instruments. The Fund Managers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status with respect to the ability of the issuer to meet its obligation to make payment on demand. Where necessary to ensure that a variable- or floating-rate instrument meets the Funds' quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

         Because variable and floating-rate instruments are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments will generally be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Funds' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

         The same credit research must be done for master demand notes as in accepted names for potential commercial paper issuers to reduce the chances of a borrower getting into serious financial difficulties.

         Loan Participations. The Total Return Fund may also engage in Loan Participations ("LPs"). LPs are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through an LP than with commercial paper and can also increase the company's name recognition in the capital markets. LPs often generate greater yield than commercial paper.

         The borrower of the underlying loan will be deemed to be the issuer except to the extent the Fund derives its rights from the intermediary bank which sold the LPs. Because LPs are undivided interests in a loan made by the issuing bank, the Fund may not have the right to proceed against the LP borrower without the consent of other holders of the LPs. In addition, LPs will be rated as illiquid if, in the judgment of the Fund Manager, they cannot be sold within seven days.

         Foreign Bankers' Acceptances. The Total Return Fund may purchase foreign bankers' acceptances. Foreign bankers' acceptances are short-term (270 days or less), non-interest-bearing notes sold at a discount and redeemed by the accepting foreign bank at maturity for full face value and denominated in U.S. dollars. Foreign bankers' acceptances are the obligations of the foreign bank involved, to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.

         Foreign Commercial Paper. The Total Return and Short Duration Bond Funds may purchase foreign commercial paper. Foreign commercial paper consists of short-term unsecured promissory notes denominated in U.S. dollars, either issued directly by a foreign firm in the U.S., or issued by a "domestic shell" subsidiary of a foreign firm established to raise dollars for the firm's operations abroad or for its U.S. subsidiary. Like commercial paper issued by U.S. companies, foreign commercial paper is rated by the rating agencies (Moody's, S&P) as to the issuer's creditworthiness. Foreign commercial paper can potentially provide the investor with a greater yield than domestic commercial paper.

         Supranational Bank Obligations. The Technology, Managed, Short Duration Bond and Total Return Funds may invest in supranational bank obligations. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance these commitments will be undertaken or met in the future.


         Master Demand Notes. All Funds, except the Multi-Cap Growth Fund, may purchase variable amount master demand notes. However, the Funds, except the Technology Fund, will not purchase such securities if the value of, such securities, taken at the current value, would exceed 5% of the Fund's total assets. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate Fund Managers, subject to the overall review of the Fund's Directors and the Advisor, monitor the financial condition of the issuers to evaluate their ability to repay the notes.

         U.S. Government Obligations. This category of securities is not subject to the 5% of total assets limitation referred to under the heading, "Certain Other Securities." The Funds may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury Bills, U.S. Treasury Notes and U.S. Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks Maritime Administration, some of which are discussed below.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Under normal market conditions, the Technology Fund will not invest to a significant extent, or on a routine basis, in U.S. Government securities.

         Mortgage-backed securities have greater market volatility than other types of securities. In addition, because prepayments often occur at times when interest rates are low or are declining, the Funds may be unable to reinvest such funds in securities which offer comparable yields. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. Government securities with comparable maturities in large measure due to the risks associated with prepayment features.


         In the case of privately-issued mortgage-related and asset-backed securities, the Funds take the position that such instruments do not represent interests in any particular industry or group of industries.


         Other Mortgage-Backed Securities and Pass-Through Certificates. The Government Securities, Managed, Short Duration Bond and Total Return Funds may also invest in other mortgage-backed securities issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.


         Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.



         For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.



         The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds' prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.



         Repurchase Agreements. This category of securities is not subject to the 5% of total assets limitation referred to under the heading, "Certain Other Securities." All Funds may enter into repurchase agreements usually having maturities of one business day and not more than one week. When a Fund acquires securities from a bank or broker-dealer, it may simultaneously enter into a repurchase agreement with the same seller pursuant to which the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. In such instances, the Corporation's Custodian has possession of the security or collateral for the seller's obligation. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Repurchase agreements may be considered loans by a Fund collateralized by the underlying instrument. If the seller should default on its obligation to repurchase the securities, the Fund may experience delays, difficulties or other costs when selling the securities held as collateral and may incur a loss if the value of the collateral declines.

The Funds enter into repurchase agreements only with Federal Reserve member banks that have net worth of at least $100,000,000 and outstanding commercial paper of the two highest rating categories assigned by Moody's or S&P or with broker-dealers that are registered with the SEC, are members of the National Association of Securities Dealers, Inc. ("NASD") and have similarly rated commercial paper outstanding. Any repurchase agreements entered into by the Funds will be fully collateralized and marked to market daily.


         Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to a Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities. Because reverse repurchase agreements are considered borrowings, the Technology Fund may only enter into such agreements for temporary or emergency purposes. The Technology Fund may only sell portfolio securities to financial institutions such as banks and broker/dealers and requiring to repurchase them at a mutually specified date and price ("reverse purchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain cash, U.S. Government securities or other liquid securities in a segregated account in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         The Managed, Short Duration Bond and Total Return Funds may also invest in pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Fund's quality standards.

         Restricted or Illiquid Securities. Each Fund, except the Multi-Cap Growth, Technology and Money Market Funds invest up to 15% of its total net assets, in restricted securities (privately placed equity or debt securities) or other securities which are not readily marketable. The Multi-Cap Growth, Technology and Money Market Funds may invest up to 10% of their respective total assets in such illiquid or restricted securities.

         Each Fund may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal Securities laws, and generally is sold to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers which make a market on the Section 4(2) paper, thus providing liquidity.

         The Funds may invest in restricted securities governed by Rule 144A under the Securities Act of 1933. In adopting Rule 144A, the SEC specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of directors (or the Fund Manager acting subject to the board's supervision) determines that the securities are in fact liquid. Examples of factors that may be taken into account in evaluating the liquidity of a Rule 144A security by a Fund, both with respect to the initial purchase and on an ongoing basis, may include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of a Fund's portfolio could be adversely affected. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

         Foreign Securities. As noted above, the International Growth Fund will invest principally in foreign securities and the Global Financial Services and Global Socially Responsive Funds may invest 50% or more of their total assets in such securities. The Total Return Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and without limit in U.S. dollar denominated securities of foreign issuers. The Short Duration Bond Fund may invest up to 20% of its total assets in U.S. dollar denominated securities of foreign issuers. All other Funds, except the Government Securities and Tax-Exempt Income Funds may, subject to the 20% limitation, invest in foreign securities. The Money Market Fund may invest in U.S. dollar denominated instruments of foreign institutions. There may be less information available about unsponsored ADRs and EDRs, and therefore, they may carry higher credit risks. The Funds may also invest in securities of foreign branches of domestic banks and domestic branches of foreign banks.

         Investments in foreign equity and debt securities involve risks different from those encountered when investing in securities of domestic issuers. The appropriate Fund Managers and the Advisor, subject to the overall review of the Funds' Directors, evaluate the risks and opportunities when investing in foreign securities. Such risks include trade balances and imbalances and related economic policies; currency exchange rate fluctuations; foreign exchange control policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possible nationalization of their own industries; and other specific local, political and economic considerations.

         Forward Commitments. Securities may be purchased on a "when issued" or on a "forward delivery" basis, which means it may take as long as 120 days before such obligations are delivered to a Fund. The purpose of such investments is to attempt to obtain higher rates of return or lower purchase costs than would be available for securities purchased for immediate delivery. Securities purchased on a when issued or forward delivery basis involve a risk that the value of the security to be purchased may decline prior to the settlement date. In addition, if the dealer through which the trade is made fails to consummate the transaction, a Fund may lose an advantageous yield or price. A Fund does not accrue income prior to delivery of the securities in the case of forward commitment purchases. The 5% limitation does not apply to the International Growth, Global Socially Responsive, Global Financial Services, Government Securities and Tax-Exempt Income Funds, which have a 20% limitation. Because the Technology Fund's liquidity and ability to manage the respective portfolio might be affected when the Fund earmarks cash or portfolio securities to cover such purchase commitments, the Fund Manager expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of the Fund's total assets absent unusual market conditions. The Managed and Total Return Funds may purchase when-issued securities and forward commitments without limit.

         Portfolio Depositary Receipts. To the extent otherwise consistent with their investment policies and applicable law, the Funds may invest in Portfolio Depositary Receipts, exchange-traded shares issued by investment companies, typically unit investment trusts, holding portfolios of common stocks designed to replicate and, therefore, track the performance of various broad securities indices or sectors of such indices. For example, the Fund may invest in S&P Depositary Receipts (SPDRs), issued by a unit investment trust whose portfolio tracks the S&P 500 Composite Stock Price Index, or Standard & Poor's MidCap 400 Depositary Receipts (MidCap SPDRs), similarly linked to the S&P MidCap 400 Index.

         Short Sales. The Funds may engage in covered short sales. A "short sale" is the sale by the Funds of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Funds will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Funds may have to cover short positions at a higher price than the short sale price, resulting in a loss.

         In a covered short sale, a Fund either (1) borrows and sells securities it already owns (also known as a short sale "against the box"), or
(2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities shorted.

         Convertible Securities. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareowners. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareowners.

SECURITIES LENDING


         Except for the Multi-Cap Growth, Technology and Money Market Funds, all Funds may lend securities to the extent described in the Funds' prospectus to banks, brokers and other financial institutions. In return, the Funds receive collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Funds maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting the securities loaned. The Funds receive the income on the loaned securities. When the Funds receive securities as collateral, the Funds receive a fee for their loans from the borrower and do not receive the income on the collateral. When the Funds receive cash collateral, they may invest the collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Funds' yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Funds are obligated to return the collateral to the borrower at the termination of the loan. The Funds could suffer a loss in the event the Funds must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on its obligations, the Funds could suffer a loss if there are losses on investments made with the cash collateral or, if the value of the securities collateral falls below the market value of the borrowed securities. The Funds could also experience delays and costs in gaining access to the collateral. The Funds may pay reasonable finder's, lending agent, administrative and custodial fees in connection with their loans.


TEMPORARY DEFENSIVE TECHNIQUES

         Any or all of the Funds may at times for defensive purposes, at the determination of the Fund Manager, temporarily place all or a portion of their assets in cash, short-term commercial paper (i.e., short-term unsecured promissory notes issued by corporations to finance short-term credit needs), United States Government securities, high-quality debt securities (including "Eurodollar" and "Yankee Dollar" obligations, i.e., U.S. issuer borrowings payable overseas in U.S. funds and obligations of foreign issuers payable in U.S. funds), and obligations of banks when in the judgment of the Fund Manager such investments are appropriate in light of economic or market conditions. The Money Market Fund may at times for defensive purposes temporarily place all or a portion of its assets in cash, when in the judgment of the Fund Manager such an investment is appropriate in light of economic or market conditions. For temporary defensive purposes, the International Growth, Global Socially Responsive, Technology and Global Financial Services Funds may invest in all of the above, both foreign and domestic, including foreign currency, foreign time deposits, and foreign bank acceptances. When a Fund takes a defensive position, it may not be following the fundamental investment policy of the Fund.

         Other Investments. Each Fund may, in the future, be authorized to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with that Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

                             INVESTMENT RESTRICTIONS

         The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. The term "a majority of the outstanding shares of the relevant Fund" means the lesser of (i) 67% of the shares of the relevant Fund represented at a meeting at which more than 50% of the outstanding shares of that Fund are represented in person or by proxy or
(ii) more than 50% of the outstanding shares of the relevant Fund.

         The following fundamental investment restrictions apply to all Funds except the MultiCap Growth, Technology and Money Market Funds.


         The Funds may not:


         (1) Purchase the securities of any issuer if, as a result, a Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions"). (The Mergers and Acquisitions Fund is not subject to this restriction.)


         (2) Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and obligations of a Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

         (3) Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

         (4) Buy or sell physical commodities or contracts involving physical commodities. In accordance with each Fund's investment strategies as reflected in its prospectus and statement of additional information (collectively, the "Prospectus") a Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

         (5) Purchase any security if, as a result 25% or more of a Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Global Financial Services Fund and Technology Fund are not subject to this restriction. The Technology Fund will invest 25% or more of its total assets in securities of companies related to the Internet or intranet industries, as described in the prospectus.

         (6) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         The Funds may make loans, including loans of assets of the Funds, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with a Fund's investment objective.

         For purposes of Investment Restriction 1, a Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Funds total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

         For purposes of Investment Restriction 5, the Funds rely on Bloomberg Economic Sectors Classification System in determining industry classification. The Funds' reliance on this classification system is not a fundamental policy of the Funds and, therefore, can be changed without shareholder approval.

         Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if a Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

         The following non-fundamental investment restrictions apply to all Funds, except the Multi-Cap Growth, Technology and Money Market Funds.

         The Funds may not:

         (1) Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and may make initial and maintenance margin deposits in connection with options and futures contracts options on futures as permitted by its investment program.

         (2) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law.

         (3) Purchase the securities of any other investment company except to the extent such purchases are permitted by applicable law.

         (4) Invest in securities which are subject to legal or contractual restrictions on resale or are otherwise not readily salable, if at the time of acquisition more than 15% of a Fund's assets would be invested in such securities.

         The Multi-Cap Growth, Technology and Money Market Funds have adopted the following investment restrictions and limitations, which cannot be changed as to any individual Fund without approval by the holders of a majority of the outstanding shares of the relevant Fund. (As used in this Statement of Additional Information, "a majority of the outstanding shares of the relevant Fund" means the lesser of (i) 67% of the shares of the relevant Fund represented at a meeting at which more than 50% of the outstanding shares of that Fund are represented in person or by proxy or (ii) more than 50% of the outstanding shares of the relevant Fund.) Except as otherwise set forth, no Fund may:

         1. As to 75% of its total assets purchase the securities of any issuer if such purchase would cause more than 5% of its total assets to be invested in the securities of such issuer (except U.S. Government securities or those of its agencies or instrumentalities as defined in the Investment Company Act of
1940), or purchase more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of any issuer. For purposes of this restriction, each Fund will regard the entity which has ultimate responsibility for the payment of interest and principal as the issuer.

         2. Purchase securities of any company that has a continuous operating history of less than three years (including that of predecessors) if such securities would cause the Fund's investment in such companies taken at cost to exceed 5% of the value of the Fund's total assets. (The Multi-Cap Growth and Technology Funds are not subject to this restriction.)

         3. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and may make initial and maintenance margin deposits in connection with options and futures contracts options on futures as permitted by its investment program.

         4. With respect to each Fund other than the Multi-Cap Growth Fund, make short sales of securities, unless at the time of such sale, it owns, or has the right to acquire at no additional cost to the Fund as the result of the ownership of convertible or exchange securities, an equal amount of such securities, and it will retain such securities so long as it is in a short position as to them. In no event will a Fund make short sales of securities in such a manner that the value used to cover such sales would exceed 15% of its net assets at any time. The short sales of the type described above, which are called "short sales against the box," may be used by a Fund when management believes that they will protect profits or limit losses in investments.

         5. Borrow money, except that a Fund may borrow from banks as a temporary measure for emergency purposes and not for investment, in which case such borrowings may not be in excess of the lesser of: (a) 10% of its total assets taken at cost; or (b) 5% of the value of its assets at the time that the loan is made. A Fund will not purchase securities while borrowings are outstanding. A Fund will not pledge, mortgage or hypothecate its assets taken at market value to an extent greater than the lesser of 10% of the value of its net assets or 5% of the value of its total assets taken at cost.

         6. Purchase or retain the securities of any issuer if those officers and directors of a Fund or of its investment advisor holding individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer. (The Multi-Cap Growth and Technology Funds are not subject to this restriction).

         7. Purchase the securities of any other investment company except in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary sales load or broker's commission) or as a part of a merger, consolidation, acquisition or reorganization. (The Multi-Cap Growth and Technology Funds are not subject to this restriction.)

         8. Invest in real estate; this restriction does not prohibit a Fund from investing in the securities of real estate investment trusts.

         9. Invest for the purpose of exercising control of management of any company.

         10. Underwrite securities issued by others except to the extent that the disposal of an investment position may qualify any Fund or the Corporation as an underwriter as that term is defined under the Securities Act of 1933, as amended,

         11. Except for the Technology and Money Market Funds, make any investment which would cause more than 25% of the total assets of the Fund to be invested in securities issued by companies principally engaged in any one industry; provided, however, that: (i) this limitation does not apply to investments in U.S. Government Securities as well as its agencies and instrumentalities, general obligation bonds, municipal securities other than industrial development bonds issued by non-governmental users, and (ii) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered a separate industry). The Money Market Fund may invest more than 25% of its total assets in U.S. Government Securities as well as its agencies and instrumentalities and certain bank instruments issued by domestic banks. The instruments in which the Money Market Fund may invest in excess of 25%, in the aggregate, of its total assets are letters of credit and guarantees, negotiable certificates of deposit, time deposits, commercial paper and bankers acceptances meeting the investment criteria for the Money Market Fund. The Technology Fund will invest more than 25% of the Fund's assets in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with the Internet or intranet related businesses.

         12. Participate with others in any trading account. This restriction does not prohibit the Corporation or any Fund from combining portfolio orders with those of other Funds or other clients of the investment advisor or Fund Managers when to do so would permit the Corporation and one or more Funds to obtain a large-volume discount from ordinary brokerage commissions when negotiated rates are available. (The Multi-Cap Growth and Technology Funds are not subject to this restriction).

         13. Invest more than 10% of its total assets in securities which are subject to legal or contractual restrictions on resale or are otherwise not readily salable.

         14. Issue senior securities, except as permitted by the 1940 Act and rules thereunder.

         15. Invest in commodities or commodities contracts, except the Funds may purchase and sell options, futures contracts and options on futures contracts in accordance with their investment policies as set forth in this registration statement.

         16. Make loans, except by purchasing debt securities or entering into repurchase agreements, in each case in accordance with its investment policies as set forth in this Statement of Additional Information.

         Each of the Small Company Growth, Small Company Value, Equity, Global Financial Services, Technology, Government Securities, High-Yield Bond and Short Duration Bond Funds will provide 60 days' prior written notice to shareholders of a change in such Fund's non-fundamental policy of investing a certain percentage of its net assets (plus any borrowings for investment purposes) in the type of investments suggested by such Fund's name.

         If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a Fund's total assets resulting from a change in portfolio value or assets will not constitute a violation of the percentage restrictions.

                               PORTFOLIO TURNOVER

         A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of that Fund. The Fund Managers intend to manage each Fund's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund's current income available for distribution to its shareholders. While none of the Funds is managed with the intent of generating short-term capital gains, each of the Funds may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Fund Manager, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities. Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or mark-down of the price.

         The portfolio turnover rates of the Funds cannot be accurately predicted. Nevertheless, the annual portfolio turnover rates of the Funds (other than the Money Market Fund for which, due to the short-term nature of its investment, a portfolio turnover rate is not applicable, and other than the High-Yield Bond, Mergers and Acquisitions, Managed, Multi-Cap Growth, Capital Appreciation and Total Return Funds) are not expected to exceed 100%. A 100% portfolio turnover rate would occur, for example, if all the securities in a Fund's investment portfolio were replaced once in a period of one year.







         During 2002, the portfolio turnover rate exceeded 100% for the following funds: Multi-Cap Growth, Capital Appreciation, Technology, Mergers and Acquisitions, International Growth and Total Return.



         During 2003, the portfolio turnover rate exceeded 100% for the following funds: Multi-Cap Growth, Equity Income, Growth and Income, Mergers and Acquisitions, Technology and Total Return.

                          MANAGEMENT OF THE CORPORATION

         The Board of Directors of the Corporation is responsible for the management of the business of the Corporation under the laws of Maryland, and it is primarily responsible for reviewing the activities of Enterprise Capital Management, Inc. (the "Advisor"), the various Fund Managers and Enterprise Fund Distributors, Inc. (the "Distributor" or "EFD") under the Investment Advisor's Agreement, the Fund Manager's Agreements, the Distributor's Agreement and the Plans which relate to the operations of the Corporation and its Funds.

         The Board of Directors of the Corporation consists of seven individuals, four of whom are not "interested persons" of the Corporation as defined in the 1940 Act (the "non-interested Directors"). The Directors are responsible for the overall supervision of the operations of the Corporation and perform the various duties imposed on the directors of investment companies by the 1940 Act.

         Biographical Information. Certain biographical and other information relating to the non-interested Directors of the Corporation is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Advisor and other public directorships.

DIRECTORS AND OFFICERS


                                                                                                      NUMBER OF
                                                                                                      PORTFOLIOS
                                                                            PRINCIPAL                 IN COMPLEX
NAME, ADDRESS AND                 POSITIONS HELD          YEAR             OCCUPATIONS                OVERSEEN BY      OTHER
YEAR OF BIRTH                     WITH EGF               ELECTED         PAST FIVE YEARS              DIRECTOR      DIRECTORSHIPS

NON-INTERESTED DIRECTORS

Arthur T. Dietz                   Director and Audit       1972       President,                          22          EAT*
Suite 450                         Committee                           ATD Advisory Corp.
3343 Peachtree Road, N.E.         Member
Atlanta, GA 30326
1923

Arthur Howell, Esquire            Director and Audit       1968       Of Counsel, Alston & Bird LLP       22          EAT*
Suite 450                         Committee                           (law firm)
3343 Peachtree Road, N.E.         Chairman
Atlanta, GA 30326
1918

William A. Mitchell, Jr.          Director                 1987       Chairman/CEO, Carter &              22          EAT*
Suite 450                                                             Associates (real estate
3343 Peachtree Road, N.E.                                             development)
Atlanta, GA 30326
1940

Lonnie H. Pope                    Director and Audit       1985       CEO, Longleaf Industries, Inc.      22          EAT*
Suite 450                         Committee                           (chemical manufacturing)
3343 Peachtree Road, N.E.         Member
Atlanta, GA 30326
1934


Certain biographical and other information relating to the Directors who are "interested persons" of the Corporation as defined in the 1940 Act and the officers of the Corporation is set forth below, including their ages, their principal occupations, for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Advisor and other public directorships.


                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                                        PRINCIPAL                 IN COMPLEX
NAME, ADDRESS AND             POSITIONS HELD           YEAR            OCCUPATIONS                OVERSEEN BY      OTHER
YEAR OF BIRTH                 WITH EGF                ELECTED        PAST FIVE YEARS              DIRECTOR      DIRECTORSHIPS
INTERESTED DIRECTORS:

Victor Ugolyn **              Chairman,                1991       Chairman, President & CEO,          22          EAT, EGF plc*
Suite 450                     President & Chief                   ECM, EFD, and EAT*
3343 Peachtree Road, N.E.     Executive Officer,
Atlanta, GA 30326             Director
1947

Michael I. Roth **            Director                 1991       Chairman and CEO,                   22          EAT, EGF plc*
Suite 450                                                         MONY                                            Pitney Bowes, Inc.
3343 Peachtree Road, N.E.                                                                                         Interpublic Group
Atlanta, GA 30326                                                                                                 of Companies, Inc.
1945

Samuel J. Foti **             Director                 1995       President and COO,                  22          EAT, EGF plc*
Suite 450                                                         MONY
3343 Peachtree Road, N.E.
Atlanta, GA 30326
1952

Phillip G. Goff               Vice President and       1995       Senior Vice President and CFO,      22          EGF plc*
Suite 450                     Chief Financial                     EFD; Vice President and CFO,
3343 Peachtree Road, N.E.     Officer                             EAT and ECM; Controller, MSF
Atlanta, GA 30326
1963

Herbert M. Williamson         Treasurer and            1988       Vice President, ECM;                22          None
Suite 450                     Assistant Secretary                 Assistant Secretary and Treasurer,
3343 Peachtree Road, N.E.                                         EAT, ECM and EFD*
Atlanta, GA 30326
1951

Catherine R. McClellan        Secretary                1990       Secretary, EAT and MSF; Senior      22          EGF plc*
Suite 450                                                         Vice President, Secretary and
3343 Peachtree Road, N.E.                                         Chief Counsel, ECM and EFD*
Atlanta, GA 30326
1955


Footnotes:
---------------

 * EGF - The Enterprise Group of Funds, Inc.          EFD - Enterprise Fund Distributors, Inc.
   EAT - Enterprise Accumulation Trust                EGF plc - Enterprise Global Funds plc
   ECM - Enterprise Capital Management, Inc.          MONY - The MONY Group Inc.
                                                      MSF - MONY Series Fund, Inc.

** Mr. Ugolyn is an "interested person", as defined in the Investment Company
   Act, of the Corporation based on his positions as Chairman, President and CEO of ECM and EFD. Mr. Roth is an interested person of the Corporation based on his positions as Chairman and CEO of MONY. Mr. Foti is an interested person of the Corporation based on his positions as the President and COO of MONY.


         Share Ownership. Each Director's share ownership in the Corporation and in all registered funds in the Enterprise family of funds that are overseen by the respective Director as of December 31, 2003 is set forth in the chart below.


                                                               Aggregate Dollar Range of
                                                               Securities in all Investment
                                                               Companies Overseen by
                                 Dollar Range                  Director
                                 of Ownership                  in Enterprise Family of
Name                             in the Corporation            Investment Companies
----                             ------------------            ----------------------------
Non-Interested Directors:

Arthur T. Dietz                     $1 - $10,000               $1 - $10,000
Arthur Howell
William A. Mitchell, Jr.            $1 - $10,000               $1 - $10,000
Lonnie H. Pope                      None                       None

Interested Directors:

Victor Ugolyn                       None                       Over $100,000
Michael L. Roth                     None                       Over $100,000
Samuel J. Foti                      None                       None


         The following table provides information, as of December 31, 2003, for each non-interested Director of the Corporation and his immediate family members relating to securities owned beneficially or of record in MONY.


                                    Names of Owners
                                    And Relationship           Value of          Percent of
Name                                To Director                Securities        Class
----                                ----------------           ----------        ----------
Arthur T. Dietz                     None                           N/A               N/A
Arthur Howell                       None                           N/A               N/A
William A. Mitchell, Jr.            None                           N/A               N/A
Lonnie H. Pope                      None                           N/A               N/A

         Arthur T. Dietz, Arthur Howell and Lonnie H. Pope also serve on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Corporation's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. The Audit Committee held 2 meetings during the fiscal year ended December 31, 2003.



         Arthur T. Dietz and Victor Ugolyn also serve on the Fair Value Committee of the Board of Directors. The Fair Value Committee consults with the ECM Pricing Committee in determining the value of non-readily marketable, restricted and/or illiquid securities, subject to subsequent ratification by the full Board. The Fair Value Committee is elected annually. It meets as often as is necessary and did not hold any meetings during the fiscal year ended December 31, 2003.



         The Corporation pays fees to those directors who are not "interested persons" of the Corporation at the rate of $12,500 per director per year plus $625 for each regular, special or committee meeting attended. The Corporation pays no salaries, fees or compensation to any of its officers, since these expenses are borne by the Advisor. No fees were paid to the "interested" Directors of the Corporation.


         The following sets forth compensation paid to each of the Directors during the fiscal year ending December 31, 2003:



(1)                                (2)                (3)               (4)                   (5)
---                                ---                ---               ---                   ---
                                                                                              TOTAL
                                                   PENSION OR                             COMPENSATION
                                                   RETIREMENT                               FROM THE
                                                    BENEFITS          ESTIMATED            CORPORATION
                                                   ACCRUED AS          ANNUAL               AND FUND
                                 AGGREGATE           PART OF          BENEFITS               COMPLEX
                             COMPENSATION FROM        FUND              UPON                 PAID TO
NAME                          THE CORPORATION       EXPENSES         RETIREMENT            DIRECTORS(*)
----                         -----------------     ----------        ----------           ------------
Arthur T. Dietz..........        $18,125              None              None                $36,250
Arthur Howell............        $18,125              None              None                $36,250
William A. Mitchell, Jr..        $16,875              None              None                $33,750
Lonnie H. Pope...........        $18,125              None              None                $36,250


--------------
(*) Each Director received fees for services as a Trustee of Enterprise Accumulation Trust.

         Directors, former directors, employees or retirees of the Corporation, or of MONY and its subsidiaries, and members of their families, and any employee benefit plans of the foregoing may purchase Class A and Class Y shares at net asset value.


         At February 1, 2004, the officers and Directors of the Fund as a group owned less than one percent of the shares of each Fund.

         The Funds, the Advisor and the Distributor have adopted a Code of Ethics which permits officers and employees to invest in securities for their own accounts, subject to certain restrictions. The Code of Ethics is on file with the SEC and available through the SEC's EDGAR system.


         The Funds have also adopted Proxy Voting Policies and Procedures, which are included in this Statement of Additional Information as Appendix C. The Subadvisors' procedures are included as Appendices D through S.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT


         The Corporation, on behalf of each Fund, has entered into an Investment Advisory Agreement (the "Advisor's Agreement") with the Advisor which, in turn, has entered into Fund Manager's Agreements with each of the Fund Managers. The Advisor is a subsidiary of MONY Life Insurance Company ("MONY Life"), one of the nation's largest insurance companies, and is a second-tier subsidiary of MONY. The Advisor was incorporated in 1986. The Advisor's address is 3343 Peachtree Road, Suite 450, Atlanta, Georgia 30326. Victor Ugolyn, who is President of the Fund, is also Chairman of the Board and President of the Advisor.


         The Advisor's Agreement obligates the Advisor to provide investment advisory services to the Funds, to furnish the Corporation with certain administrative, clerical, bookkeeping and statistical services, office space and facilities, and to pay the compensation of the officers of the Corporation. Each Fund pays all other expenses incurred in its operation, including redemption expenses, expenses of portfolio transactions, shareholder servicing costs, mailing costs, expenses of registering the shares under federal and state securities laws, accounting and pricing costs (including the daily calculation of net asset value and daily dividends), interest, certain taxes, legal services, auditing services, charges of the custodian and transfer agent, and other expenses attributable to an individual account. Each Fund also pays a portion of the Corporation's general administrative expenses. These expenses are allocated to the Funds either on the basis of their asset size, on the basis of special needs of any Fund, or equally as is deemed appropriate. These expenses include expenses such as: directors' fees; custodial, transfer agent, brokerage, auditing and legal services; the printing of prospectuses, proxies, registration statements and shareholder reports sent to existing shareholders; printing and issuance of stock certificates; expenses relating to bookkeeping, recording and determining the net asset value of shares; the expenses of qualification of a Fund's shares under the federal and state securities laws; and any other expenses properly payable by the Corporation that are allocable to the respective Funds. Litigation costs, if any, may be directly allocable to the Funds or allocated on the basis of the size of the respective Funds. The Board of Directors annually reviews allocation of expenses among the Funds and has been determined that this is an appropriate method of allocation of expenses.


         The tables below sets forth the 2003, 2002 and 2001 breakdown by Fund of (1) the investment advisory fee paid to the Advisor, (2) the percentage of the investment advisory fee to be paid by the Advisor to the Fund Manager, (3) the fund management fee paid by the Advisor to the Fund Manager, (4) the net investment advisory fee left to the Advisor after payment of the fund management fee, and (5) the amount of the expense reimbursement paid by the Advisor to the Fund.



                                                    EGF 2003
---------------------------------------------------------------------------------------------------------------
FUND                                     (1)             (2)             (3)              (4)            (5)
----                                     ---             ---             ---              ---            ---
Growth                               $11,142,992        28.01%       $3,121,465       $8,021,527              --
Equity Income                            753,049        39.80%          299,742          453,307        $145,537
Capital Appreciation                   1,471,453        60.00%          882,872          588,581              --
Government Securities                  1,574,542        38.10%          599,847          974,695         626,650
High-Yield Bond                        1,454,351        45.10%          655,979          798,372         209,557
Tax-Exempt Income                        181,359        30.00%           54,408          126,951          82,803
International Growth                     515,470        47.06%          242,574          272,896          61,806
Strategic Allocation                     198,167        53.33%          105,689           92,478         140,636
Total Return                             547,695        38.46%          210,652          337,043         204,628
Short Duration Bond                       89,853        22.22%           19,967           69,886         101,417
Money Market                           1,554,876         0.00%               --        1,554,876              --
Technology                               696,340        40.00%          278,536          417,804         305,741
Multi-Cap Growth                         823,428        40.00%          329,371          494,057         158,160
Global Socially Responsive                45,565        50.00%           22,782           22,783          77,007
Small Company Value                    3,554,437        53.33%        1,895,700        1,658,737              --
Managed                                  903,839        36.00%          325,382          578,457         401,089
Equity                                   923,111        50.52%          466,310          456,801          81,415
Growth & Income                        1,149,856        37.68%          433,286          716,570         370,849
Small Company Growth                     958,831        40.00%          383,532          575,299         373,519
Global Financial Services                224,542        58.82%          132,083           92,459          54,749
Mergers & Acquisitions                   875,103        49.46%          432,823          442,280              --
Deep Value                               153,473        53.33%           81,852           71,621         115,584




                                                      2002
---------------------------------------------------------------------------------------------------------------
FUND                                     (1)             (2)             (3)              (4)            (5)
----                                     ---             ---             ---              ---            ---
Growth                               $11,215,920        28.00%       $3,140,912       $8,075,008              --
Equity Income                            852,635        39.16%          333,861          518,774        $190,216
Capital Appreciation                   1,394,003        60.00%          836,402          557,601              --
Government Securities                  1,331,479        40.25%          535,949          795,530         472,409
High-Yield Bond                          938,515        46.99%          441,048          497,467         265,178
Tax-Exempt Income                        168,142        30.00%          50,443           117,699          82,299
International Growth                     573,189        47.06%          269,736          303,453         166,069
Strategic Allocation                     166,653        53.33%           88,881           77,772         149,952
Total Return                             270,970        38.46%          104,219          166,751         151,996
Short Duration Bond*                       2,466        22.22%              548            1,918              --
Mid-Cap Growth                            99,094        58.33%           57,805           41,289         109,747
Global Healthcare                        152,544        60.00%           91,526           61,018         121,042
Money Market                           1,103,918         0.00%               --        1,103,918              --
Technology                               734,579        40.00%          293,831          440,748         486,689
Multi-Cap Growth                       1,048,990        40.00%          419,596          629,394         367,030
Global Socially Responsive                36,303        50.00%           18,151           18,152          72,687
Small Company Value                    3,589,194        53.33%        1,914,237        1,674,237              --
Managed                                1,179,042        38.85%          458,046          720,996         372,493
Equity                                   855,127        51.21%          437,900          417,227         211,647
Growth & Income                        1,421,307        36.41%          517,549          903,758         392,366
Small Company Growth                     890,206        48.50%          431,753          458,453         320,783
Global Financial Services                242,008        58.82%          142,358           99,650          69,179
Mergers & Acquisitions                   629,032        50.00%          314,516          314,516              --
Deep Value                               105,518        50.61%           53,402           52,116         112,873

*Information for the Short Duration Bond Fund is for the period November 29,
 2002 (commencement of operations) to December 31, 2002.


                                                                        2001
                                                                        ----
FUND                                     (1)             (2)             (3)              (4)            (5)
----                                     ---             ---             ---              ---            ---
Growth                               $13,163,390        27.74%       $3,651,414       $9,511,976             --
Equity Income                          1,004,275        38.24%          384,050          620,225       $111,522
Capital Appreciation                   1,681,428        59.83%        1,006,057          675,371             --
Government Securities                    993,419        44.09%          438,033          555,386        118,765
High-Yield Bond                          687,902        48.83%          335,902          352,000        166,985
Tax-Exempt Income                        151,610        29.91%           45,352          106,258         68,483
International Growth                     714,815        46.88%          335,088          379,727         35,231
Strategic Allocation*                     30,298        53.27%           16,140           14,158        100,850
Total Return*                             26,577        38.41%           10,208           16,369         66,896
Money Market                           1,117,364         0.00%               --        1,117,364             --
Technology                             1,653,087        39.85%          658,701          994,386        343,897
Multi-Cap Growth                       1,650,308        39.91%          658,568          991,740        284,625
Global Socially Responsive                27,001        49.98%           13,494           13,507         69,283
Small Company Value                    3,016,709        53.23%        1,605,762        1,410,947             --
Managed                                1,832,453        37.82%          692,990        1,139,463        196,049
Equity                                 1,012,261        49.81%          504,201          508,060        132,019
Growth & Income                        1,866,887        34.64%          646,720        1,220,167        225,178
Small Company Growth                     881,764        60.57%          534,127          347,637        137,686
Global Financial Services                283,514        58.73%          166,497          117,017         58,098
Mergers & Acquisitions*                  240,259        49.96%          120,042          120,217         55,519
Deep Value*                               27,112        46.63%           12,641           14,471        101,811



*Information for the Strategic Allocation and Total Return Funds is for the period August 31, 2001 (commencement of operation) to December 31, 2001; information for Mergers & Acquisitions Fund is for the period February 28, 2001 (commencement of operation) to December 31, 2001 and information for the Deep Value Fund is for the period May 31, 2001 (commencement of operation) to December 31, 2001.



DISTRIBUTOR'S AGREEMENTS AND PLANS OF DISTRIBUTION



         The Distributor is a subsidiary of the Advisor and is the principal underwriter for shares of the Funds. The Distributor's principal business address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. [In addition to distribution and service fees paid by the Funds under the Class A, Class B and Class C distribution plans, the Distributor (or one of its affiliates) may make payments from its own resources to dealers and other persons who sell shares of the Funds. Such payments, which are sometimes referred to as "revenue sharing," may be calculated by reference to the gross sales price of shares sold by such persons, the net asset value of shares held by the customers of such persons, or otherwise.]



         The Distributor will provide additional compensation to dealers in connection with sales of shares of the Funds and other mutual funds distributed by the Distributor. Such compensation includes promotional gifts (which may include gift certificates, dinners and other items), financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to dealers whose representatives have sold or are expected to sell a significant number of shares. The Funds have entered into arrangements with selected broker-dealers, including MONY Securities Corporation and The Advest Group, Inc. to make additional payments based on Fund net assets and/or sales of shares attributable to the broker-dealer. The additional payments to such dealers are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Additional payments to these broker-dealers, may, but are not normally expected to, exceed in the aggregate 0.5% of the average net assets of the Funds attributable to a particular intermediary.



         If you hold shares through a brokerage account, your broker-dealer may charge you a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by the individual dealer. These processing and service fees are in addition to the sales and other charges and are typically fixed, nominal dollar amounts. Your broker-dealer will provide you with specific information about any processing or servicing fees you will be charged.




         Class A, Class B and Class C shares of each Fund have adopted a separate Distribution Plan (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, Class A, Class B and Class C shares of each of the Funds are authorized to pay the Distributor a distribution fee for expenses incurred in connection with the continuous distribution of shares of the Fund and an account maintenance fee for shareholder servicing. There is no Distribution Plan in effect for Class Y shares.



         Class A Shares. Class A shares of each Fund (except the Short Duration Bond and Money Market Funds) pay the Distributor an account maintenance and distribution fee at the annual rate of 0.45% of each Fund's average daily net assets attributable to Class A shares.



         Class B Shares. Class B shares of each Fund (except Money Market Fund) pay the Distributor a distribution fee at the annual rate of 0.75% of each Fund's average daily net assets attributable to Class B shares. Class B shares of each Fund (except Money Market Fund) also pay an account maintenance fee at the annual rate of 0.25% of each Fund's average daily net assets.



         Class C Shares. Class C shares of each Fund (except Money Market Fund) pay the Distributor a distribution fee at the annual rate of 0.75% of each Fund's average daily net assets attributable to Class C shares. Class C shares of each Fund (except Money Market Fund) also pay an account maintenance fee at the annual rate of 0.25% of each Fund's average daily net assets attributable to Class C shares.



         Use of Distribution and Account Maintenance Fees. All or a portion of the distribution fees paid by Class A, B or C shares may be used by the Distributor to pay costs of printing reports and prospectuses for potential investors and the costs of other distribution expenses. All or a portion of the account maintenance fees paid by the Class A, Class B or Class C shares may be paid to broker-dealers or others for the provision of personal continuing services to shareholders, including such matters as responding to shareholder inquiries concerning the status of their accounts and assistance in account maintenance matters such as changes in address. Payments under the Plans are not limited to amounts actually paid or expenses actually incurred by the Distributor but cannot exceed the maximum rate set by the Plans or by the Board. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plans have the effect of increasing the Corporation's expenses from what they would otherwise be. The Board reviews the Corporation's distribution and account maintenance fee payments and may reduce or eliminate the fee at any time without further obligation of the Corporation.



         In addition to distribution and account maintenance fees paid by the Corporation under Class A, Class B and Class C Plans, the Advisor (or one of its affiliates) may make payments to dealers (including MONY Securities
Corporation) and other persons which distribute shares of the Funds (including Class Y shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.



         From August 1, 2002 to December 31, 2002, the Distributor has paid a full dealer concession up to the full distribution fee for Class A shares to the following dealers: MONY Securities Corporation, Advest, Inc. and Trusted Securities Advisors Corporation.



         From September 19, 2002 through December 31, 2002, the Advisor has paid Morgan Keegan & Company, Inc. a fee of 0.50% of the investment amount for purchases by their clients of Class A shares, without an initial sales charge, with the proceeds from shares redeemed from another fund family within the past 60 days on which an initial sales charge or contingent deferred sales charge ("CDSC") was paid.



         From October 15, 2002 through December 31, 2002, the Advisor has paid Advest, Inc. and CIBC World Markets Corp. a fee of 0.50% of the investment amount for purchases by their clients of Class A shares, without an initial sales charge, with the proceeds from shares redeemed from another fund family within the past 60 days on which an initial sales charge or CDSC was paid.




                        DISTRIBUTION FEES AND COMMISSIONS



                                                                                                               TRAVEL,
                    DISTRIBUTION        COMMISSION        CDSC                                               TELEPHONE &
                    FEES PAID TO       & SALES FEES    COLLECTED &       COMMISSIONS       MARKETING &          OTHER
                        THE            PAID TO THE     PAID TO THE      AND FEES PAID      ADVERTISING        AUTHORIZED
                    DISTRIBUTOR        DISTRIBUTOR     DISTRIBUTOR       TO DEALERS         FEES PAID         FEES PAID
                    ------------       -----------     -----------      -------------      -----------       -----------
2003........        $26,384,886        $   797,973     $1,130,106        $24,657,418        $3,069,645        $9,515,016
2002 .......         26,074,042            705,249        228,117         22,003,917         6,253,254         9,758,006
2001 .......         28,656,059          1,389,247        359,395         23,136,175         6,165,398         8,868,908



MISCELLANEOUS



         The terms of each of the Advisor's Agreement, the Distributor's Agreements and 12b-1 Plans, the Fund Managers' Agreements (each an "Agreement," and collectively, the "Agreements") provide that each such Agreement: (i) will automatically terminate upon "assignment," as such term is defined in the 1940 Act; (ii) must be approved annually by the Corporation's Board of Directors or by vote of a majority of the outstanding voting securities; and (iii) must be approved annually in person by vote of a majority of the Directors of the Corporation who are not parties to such contract or "interested persons" (as such term is defined in the 1940 Act) of such party. Each Agreement further provides that it can be terminated without penalty by either party thereto upon 60 days written notice to the other party.

         The Advisor's Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Advisor, as the case may be, is not liable for any act or omission in the course of, or in connection with, the rendering of services thereunder. The Agreement permits the Advisor to act as investment advisor for any other person or firm.

         The Advisor's Agreement authorizes the Advisor to enter into subadvisory agreements with various investment advisors as Fund Managers for the Funds. The Fund Manager's Agreements are substantially the same in all material respects except for the names of the Fund Managers and the rates of compensation, which consist of a portion of the management fee that is paid by the Corporation to the Advisor and which the Advisor pays to the Fund Managers.


         The Advisor and the Corporation have received an exemptive order from the SEC which permits the Corporation, subject to, among other things, initial shareholder authority, to thereafter enter into or amend Fund Manager Agreements without obtaining shareholder approval each time. Shareholders' voted affirmatively to give the Corporation this ongoing authority. With Board approval, the Advisor is permitted to employ new Fund Managers for the Funds, change the terms of the Fund Managers' Agreements or enter into a new Agreement with a Fund Manager. Shareholders of a Fund continue to have the right to terminate the Fund Manager's Agreement for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Fund Manager changes or other material amendments to Fund Managers' Agreements that occur under these arrangements.

                            FUND MANAGER ARRANGEMENTS

         The following table sets forth certain information about the Fund Managers for each Fund.


                                                                                FEE PAID BY THE ADVISOR TO THE
                                       NAME AND CONTROL PERSONS                 FUND MANAGER AS A PERCENTAGE OF
FUND                                     OF THE FUND MANAGER                       AVERAGE DAILY NET ASSETS
----                                   ------------------------                 -------------------------------
Multi-Cap Growth Fund               Fred Alger Management, Inc.                0.40% for assets under management.
                                    ("Alger") is a wholly-owned
                                    subsidiary of Fred Alger &
                                    Company, Inc.

Small Company Growth Fund           William D. Witter, Inc.                    0.40% for the first $1,000,000,000
                                    is owned by its employees.                 of assets under management and 0.30%
                                                                               for assets in excess of $1,000,000,000.

Small Company Value Fund            GAMCO Investors, Inc.                      0.40% for assets under management
                                    ("GAMCO") is a wholly-                     up to $1 billion and 0.30% for
                                    owed subsidiary of                         assets in excess of $1 billion.
                                    Gabelli Asset Management Inc.

Capital Appreciation Fund           Marsico Capital Management,                0.45% for assets under management.
                                    LLC ("Marsico") is a wholly-
                                    owned indirect subsidiary of
                                    Bank of America Corp.

Deep Value Fund                     Wellington Management Company,             0.40% for assets up to
                                    LLP ("Wellington Management")              $100 million and
                                    is owned by its partners.                  0.30% thereafter.

Equity Fund                         TCW Investment Management                  0.40% for assets under management
                                    Company ("TCW") is a majority              up to $100,000,000 and 0.30%
                                    owned subsidiary of SG Asset               thereafter.
                                    Management, a wholly-owned
                                    subsidiary of Societe Generale
                                    Group.

Equity Income Fund                  Boston Advisors, Inc.                      0.30% for assets under management
                                    is a wholly-owned subsidiary of            up to $100,000,000; 0.25% on the
                                    The Advest Group, Inc., a                  next $100,000,000; and 0.20%
                                    wholly-owned subsidiary of MONY.           thereafter.

Growth Fund                         Montag & Caldwell, Inc.                    0.30% for assets under management
                                    ("Montag & Caldwell")                      up to $100,000,000; 0.25% for
                                    is a subsidiary of ABN                     assets from $100,000,000 to
                                    AMRO Asset Management Holdings,            $200,000,000; and 0.20% for assets
                                    Inc., which is a wholly-owned              greater than $200,000,000.
                                    subsidiary of ABN AMRO
                                    North America Holding Company.


                                                                                FEE PAID BY THE ADVISOR TO THE
                                       NAME AND CONTROL PERSONS                 FUND MANAGER AS A PERCENTAGE OF
FUND                                     OF THE FUND MANAGER                       AVERAGE DAILY NET ASSETS
----                                   ------------------------                 -------------------------------
Growth and Income Fund              UBS Global Asset Management                0.30% for assets under management
                                    (Americas) Inc. is an indirect             up to $100,000,000; 0.25% on the
                                    wholly-owned subsidiary of UBS             next $100,000,000; and 0.20% for
                                    AG.                                        assets greater than $200,000,000.

International Growth Fund           SSgA Funds Management, Inc.,               0.40% for assets under management
                                    is a wholly-owned subsidiary               up to $100,000,000; 0.35% for
                                    of State Street Corporation.               assets under management from
                                                                               $100,000,000 to $200,000,000;
                                                                               0.30% for assets from $200,000,000
                                                                               to $500,000,000; and 0.25% for assets
                                                                               greater than $500,000,000.

Global Financial Services Fund      Sanford C. Bernstein &                     0.50% for assets up to $100 million;
                                    Co., LLC ("Sanford                         0.40% for assets from $100 million
                                    Bernstein") is an indirect                 to $300 million; 0.30% for assets
                                    wholly-owned subsidiary                    over $300 million.
                                    of Alliance Capital
                                    Management, L.P.

Global Socially Responsive Fund     Rockefeller & Co., Inc.                    0.45% for assets up to $100 million;
                                    is a wholly-owned subsidiary               0.40% for assets from $100 million to
                                    of Rockefeller Financial                   $200 million; 0.30% for assets over
                                    Services, Inc., which is in                $200 million.
                                    turn owned by or for the
                                    benefit of members of the
                                    Rockefeller family through
                                    the Rockefeller Trust.

Mergers and Acquisitions Fund       GAMCO is a wholly-owned                    0.45% for assets under management up
                                    subsidiary of Gabelli Asset                to $100,000,000 and 0.40% for assets
                                    Management Inc.                            greater than $100 million.

Technology Fund                     Alger is a wholly-owned                    0.40% for assets under management.
                                    subsidiary of Fred Alger &
                                    Company, Inc.


                                                                                  FEE PAID BY THE ADVISOR TO THE
                                       NAME AND CONTROL PERSONS                   FUND MANAGER AS A PERCENTAGE OF
FUND                                     OF THE FUND MANAGER                         AVERAGE DAILY NET ASSETS
----                                   ------------------------                   -------------------------------
Managed Fund                        Wellington Management                        0.27% for assets under management
                                    is owned by its partners.                    up to $200,000,000; 0.25% on the
                                                                                 next $200,000,000; and 0.23% for
                                                                                 assets thereafter.

Strategic Allocation Fund           UBS Global Asset Management                  0.40% for assets under management up to
                                    (US) Inc. is an indirect,                    $100 million and 0.35% for assets in
                                    wholly-owned subsidiary of                   excess of $100 million.
                                    UBS AG.

Government Securities Fund          TCW is a majority owned                      0.30% for assets under management
                                    subsidiary of SG Asset Management,           up to $50,000,000; 0.25% on the next
                                    a wholly-owned subsidiary of                 $50,000,000; and 0.20% for assets
                                    Societe Generale Group.                      thereafter.


High-Yield Bond Fund                Caywood-Scholl Capital                       0.30% for assets under management
                                    Management ("Caywood-Scholl")                up to $100,000,000 and 0.25% for
                                    is a wholly-owned subsidiary of              assets above $100,000,000.
                                    RCM US Holdings LLC ("US Holdings")
                                    and an affiliate of RCM Capital
                                    Management LLC ("RCM"). Caywood-
                                    Scholl currently operates as a
                                    Delaware limited liability
                                    company. US Holdings is an
                                    indirect subsidiary of Allianz
                                    AG.

Short Duration Bond Fund            MONY Capital Management is                   0.10% for assets under management.
                                    a wholly-owned subsidiary of
                                    MONY.

Tax-Exempt Income Fund              MBIA Capital                                 0.15% for assets under
                                    Management Corp.                             management.
                                    is a wholly-owned
                                    subsidiary of MBIA, Inc.

Total Return Fund                   Pacific Investment Management                0.25% for assets under management.
                                    Company, LLC ("PIMCO"), a
                                    Delaware limited liability
                                    company, is a majority-owned
                                    subsidiary of Allianz Dresdner
                                    Asset Management of America L.P.,
                                    ("ADAM LP"). Allianz Aktiengesellschaft
                                    ("Allianz AG") is the indirect
                                    majority owner of ADAM LP. Allianz AG
                                    is a European-based, multinational
                                    insurance and financial services
                                    holding company. Pacific Life
                                    Insurance Company holds an indirect
                                    minority interest in ADAM LP.

Money Market Fund                   Enterprise Capital is a                      0.35% for assets under
                                    wholly-owned second tier                     management.
                                    subsidiary of MONY.

         The Advisor is the Fund Manager of the Money Market Fund. It utilizes the services of MONY employees for certain services relating to management of the Fund. These services include but are not limited to the initial credit review of approved issuers and trading. All such services are provided on a cost reimbursement basis.

Approval of Advisory and Fund Manager's Agreements

In approving the continuation of the investment advisory and sub-advisory agreements, the Board reviewed reports prepared by the Advisor, materials provided by Fund counsel, as well as other information. The Board considered the nature and quality of the investment advisory services and sub-advisory services provided to the Funds by the Advisor and Fund Managers under the respective investment advisory and sub-advisory agreements and the personnel who provide these services, including the historical performance of each Fund compared to its respective benchmark index and peer group of similar investment companies. In addition, the Board considered other services provided to the Funds by the Advisor, such as administrative services, fund accounting, assistance in meeting legal and regulatory requirements, and coordination of the activities of the Funds' other service providers, as well as other services necessary for the funds' operation.

The Board considered the fees paid to the Advisor for investment advisory services, and the fees paid by the Advisor to the Fund Managers for sub-advisory services. In connection with its review of the fees paid to the Advisor, the Board reviewed information comparing each Funds's advisory fee rate and overall expense ratio with those of comparable funds. The Board also considered the contractual fee waivers and expense reimbursements that the Advisor had agreed to.

Based on the information reviewed and the discussions, the Board concluded that it was satisfied with the nature and quality of the services provided by the Advisor and Fund Managers to the Funds and that the advisory and sub-advisory fee rates for each Fund are reasonable in relation to such services.

          PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

         Information concerning purchase and redemption of shares of the Funds, as well as information concerning computation of net asset value per share is set forth in the Prospectus.


         Each Fund offers four separate classes of shares: Class A, B, C and Y shares. Each Class of shares of a Fund represents an identical interest in the investment portfolio of that Fund and has the same rights, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and service fee, (iii) Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"), a distribution fee and an ongoing service fee, (iv) only Class B shares have a conversion feature; (v) the Class A, B and C shares have exclusive voting rights with respect to matters related to distribution and servicing expenditures; (vi) Class Y shares are not subject to any sales charge or any distribution, account maintenance or service fee, and (vii) the Classes have separate exchange privileges. In addition, the income attributable to each Class and the dividends payable on the shares of each Class will be reduced by the amount of the distribution fee or service fee, if any, payable by that Class. The distribution-related fees paid with respect to any Class will not be used to finance the distribution expenditures of another Class. Sales personnel may receive different compensation for selling different Classes of shares. Prior to May 3, 2004, Class C shares were subject to an initial sales charge.



         Fund shares are purchased at the net asset value next determined, plus the applicable sales charge, after the application for purchase of shares is received by the Fund's Transfer Agent, National Financial Data Services, Inc. (the "Transfer Agent"). At the election of the investor, the sales charge may be imposed at the time of purchase (Class A shares) or may be deferred (Class B and Class C shares and Class A shares in excess of $1,000,000). Purchases can be made through most investment dealers who, as part of the service they provide, must transmit orders promptly.


INITIAL SALES CHARGE WAIVERS AND REDUCTIONS


         No sales charge applies to purchases of Class A shares by any of the following: (a) selling brokers, their employees and their registered representatives; (b) employees, clients or direct referrals of any Fund Manager or of Evaluation Associates, Inc. ("EAI"); (c) directors, former directors, employees or retirees of the Advisor or of MONY and its subsidiaries; (d) family including spouses, parents, siblings, children and grandchildren and employee benefit plans of any of (a), (b) and (c) above; (e) clients of fee-based/fee-only financial advisors; (f) financial institutions and financial institutions' trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity; and (g) direct referrals of the Advisor's employees.





         In addition, members of certain associations, fraternal groups, franchise organizations and unions may enter into an agreement with the Distributor which allows members to purchase Class A shares at a sales load equal to 75% of the applicable sales charge, subject to minimum requirements, with respect to number of participants or plan assets which may be established by the Distributor. The Dealer Discount will also be adjusted in like manner.

         An investor seeking a reduction in sales charge with respect to a waiver of sales charge by reason of being a member of the above-described groups, must describe the basis for the requested reduction or waiver in documents accompanying any new investment. The Corporation may terminate, or amend the terms of, offering shares of a Fund at net asset value or at a reduced sales charge at any time.

EXEMPTIONS FROM CLASSES A, B AND C CDSC

         No CDSC will be imposed when a shareholder redeems Class A, B or C shares in the following instances: (a) shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share; (b) shares acquired through reinvestment of income dividends or capital gains distributions; (c) shares acquired by exchange from any Fund, other than the Classes A, B and C of Money Market fund where the exchanged shares would not have been subject to a CDSC upon redemption; and (d) Class A shares purchased in the amount of $1 million or more if held for more than twenty-four (24) months, Class B shares held for more than six years and Class C shares held for more than one year.

         In determining whether the Class A, B or C CDSC is payable, it will be assumed that shares that are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased. No CDSC will be imposed on exchanges to purchase shares of another Fund although a CDSC will be imposed on shares (when redeemed) of the acquired Fund purchased by exchange of shares subject to a CDSC. The holding period of shares subject to a CDSC that are exchanged will be deemed to commence as of the date of the initial investment.


         Special Fiduciary Relationships. The CDSC will not apply with respect to purchases of Class A shares for which the seller dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship. In accordance with the provisions of the CDSC exemption, such dealer agrees to the reimbursement provision described below, and no sales charge will be imposed on sales of $1,000,000 or more. In addition, the Distributor will pay to the selling dealer a commission described in the Prospectus.


         For the period of 13 months from the date of the sales referred to in the above paragraph, the distribution fee payable by a Fund to the Distributor pursuant to the Fund's Distribution Plan in connection with such shares will be retained by the Distributor. In the event of a redemption of any such shares within 24 months of purchase, the selling dealer will reimburse the Distributor for the amount of commission paid less the amount of the distribution fee with respect to such shares.

CDSC WAIVERS AND REDUCTIONS


         The CDSC will be waived in the event of: (a) distributions to participants or beneficiaries and redemptions (other than redemption of the entire plan) by certain plans, including participant-directed qualified retirement qualified under Section 401(a) of the IRC or from custodial accounts under the IRC Section 403(b)(7), individual retirement accounts under the IRC
Section 408(a), participant-directed non-qualified deferred compensation plans under the IRC section 457 and other employee benefit plans ("plans"), and returns of excess contributions made to these plans; (b) redemption of shares of a shareholder (including a registered joint owner) who has died; (c) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (d) withdrawals under a systematic withdrawal plan where the annual withdrawal does not exceed 10% of the net asset value of the account (only for Class B shares); (e) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum; and (f) required minimum distributions from an IRA. The CDSC will also be waived for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in IRC Section 72(t)(2)(A)(iv) prior to age 59 1/2 and required minimum distributions after age 70 1/2. A shareholder will be credited with any CDSC paid in connection with the redemption of any Class A, B, or C shares if within 180 days after such redemption, the proceeds are invested in the same class of shares in the same and/or another Fund.


SERVICES FOR INVESTORS

         For the convenience of investors, the following plans are available. Investors should realize that none of these plans can guarantee profit or insure against loss. The costs of these shareholder plans (exclusive of the employee benefit plans) are paid by the Distributor, except for the normal cost of issuing shares, which is paid by the Corporation.

         AUTOMATIC REINVESTMENT PLAN. All shareholders, unless they request otherwise, are enrolled in the Automatic Reinvestment Plan under which dividends and capital gains distributions on their shares are automatically reinvested in shares of the same Class of Fund(s) at the net asset value per share computed on the record date of such dividends and capital gains distributions. The Automatic Reinvestment Plan may be terminated by participants or by the Corporation at any time. No sales charge is applied upon reinvestment of dividends or capital gains.

         AUTOMATIC BANK DRAFT PLAN. An Automatic Bank Draft Plan is available for investors who wish to purchase shares of one or more of the Funds in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor's checking account. The minimum initial investment for this Plan is $250. Forms authorizing this service are available from the Corporation.


         AUTOMATIC INVESTMENT PLAN. An investor may debit any Class of a Fund Account on a monthly basis for automatic investments into one or more of the other Funds of the same Class. The minimum initial investment for the Funds is $2,000 for each Fund, except for

         - Accounts established with an automatic bank draft plan (minimum $250 to open/$50 subsequent)

         - Accounts established in a broker/dealer wrap program with which the Funds, its Adviser or its Distributor, have an agreement. Such accounts will be subject to a $1,000 minimum for each Fund.

         - Traditional and Roth IRA Accounts (minimum $250 to open/$50 subsequent)

         - 529 Accounts ($25 per portfolio or $15 per portfolio if the account is funded by investing through an automatic purchase plan or payroll deduction)

         - Coverdell Education Savings Accounts (minimum $250 to open/$50 subsequent)

         -  Corporate retirement plans, such as 401(k) and 403(b) plans

         In 2004, existing accounts with balances of $1,000 or more at the time of the assessment will not be affected by the low minimum balance fee. However, in 2005 accounts will be required to maintain a balance of $1,500 to avoid the low minimum balance fee, unless they qualify for an exemption as outlined above. Existing shareholders must meet the $2,000 minimum if they open a new account in another fund or wish to establish a new account by exchanging money from an existing account.


         Letter of Intent Investments. Any investor may execute a Letter of Intent covering purchases of Class A shares of $100,000 or more, at the public offering price, of Fund shares to be made within a period of 13 months. A reduced sales charge will be applicable to the total dollar amount of Class A shares purchased in the 13-month period provided at least $100,000 is purchased. The minimum initial investment under a Letter of Intent is 5% of the amount indicated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released.

         Investors wishing to enter into a Letter of Intent in conjunction with their investment in Class A shares of the Funds should complete the appropriate portion of the new account application.


         Right of Accumulation Discount. Investors who make an additional purchase of a class of shares of a Fund which, when combined with the value of their existing aggregate holdings of shares of a Fund, each calculated at the then applicable net asset value per share, at the time of the additional purchase, equals $100,000 or more, will be entitled to the reduced sales charge shown under "Shareholder Account Information-Class A Shares-Initial Sales Charge Option" in the Prospectus on the full amount of each additional purchase. For purposes of determining the discount, holdings of Fund shares of the investor's spouse, immediate family or accounts controlled by the investor, whether as a single investor or trustee of, pooled and similar accounts, will be aggregated upon notification of applicable accounts from the investor.


         Checkwriting. A check redemption feature is available on the Money Market Fund Class A shares with opening balances of $5,000 or more. Redemption checks may be made payable to the order of any person in any amount from $500 to $100,000. Up to five redemption checks per month may be written without charge. Each additional redemption check over five in a given month will be subject to a $5 fee. Redemption checks are free and may be obtained from the Transfer Agent or by contacting the Advisor. A $25 fee will be imposed on any account for stopping payment of a redemption check upon request of the shareholder. It is not possible to use a redemption check to close out an account since additional shares accrue daily.

         Systematic Withdrawal Plan. Investors may elect a Systematic Withdrawal Plan under which a fixed sum will be paid monthly, quarterly, or annually. There is no minimum withdrawal payment required. Shares in the Plan are held on deposit in noncertificate form and any capital gain distributions and dividends from investment income are invested in additional shares of the Fund(s)at net asset value. Shares in the Plan account are then redeemed at net asset value to make each withdrawal payment. Redemptions for the purpose of withdrawals are made on or about the 15th day of the month of payment at that day's closing net asset value, and checks are mailed within five days of the redemption date. Such distributions are subject to applicable taxation.

         Because withdrawal payments may include a return of principal, redemptions for the purpose of making such payments may reduce or even use up the investment, depending upon the size of the payments and the fluctuations of the market price of the underlying Fund securities. For this reason, the payments cannot be considered as a yield of income on the investment.

         Retirement Plans. The Corporation offers various Retirement Plans: IRA (generally for all individuals with employment income); 403(b)(7) (for employees of certain tax-exempt organizations and schools); and corporate pension and profit sharing (including a 401(k) option) plans. For full details as to these plans, you should request a copy of the plan document from the Transfer Agent. After reading the plan, you may wish to consult a competent financial or tax advisor if you are uncertain that the plan is appropriate for your needs.

CONVERSION OF CLASS B SHARES

         Class B shares will automatically convert to Class A shares of the same Fund eight years after the end of the calendar month in which the first purchase order for Class B shares was accepted, on the basis of the relative net asset values of the two classes and subject to the following terms: Class B shares acquired through the reinvestment of dividends and distributions ("reinvested Class B shares") will be converted to Class A shares on a pro rata basis only when Class B shares not acquired through reinvestment of dividends or distributions ("purchased Class B shares") are converted. The portion of reinvested Class B shares to be converted will be determined by the ratio that the purchased Class B shares eligible for conversion bear to the total amount of purchased Class B shares eligible in the shareholder's account. For the purposes of calculating the holding period, Class B shares will be deemed to have been issued on the sooner of: (a) the date on which the issuance of Class B shares occurred, or (b) for Class B shares obtained by an exchange or series of exchanges, the date on which the issuance of the original Class B shares occurred. This conversion to Class A shares will relieve Class B shares that have been outstanding for at least eight years (a period of time sufficient for the Distributor to have been compensated for distribution expenses related to such Class B shares) from the higher ongoing distribution fee paid by Class B shares. Only Class B shares have this conversion feature. Conversion of Class B shares to Class A shares is contingent on the continuing availability of a private letter revenue ruling from the Internal Revenue Service affirming that such conversion does not constitute a taxable event for the shareholder under the IRC. If such revenue ruling or an opinion of counsel is no longer available, conversion of Class B shares to Class A shares would have to be suspended, and Class B shares would continue to be subject to the Class B distribution fee until redeemed.

EXCHANGE PRIVILEGE

         An exchange represents the sale of shares of one Fund and the purchase of shares of another, which may produce a gain or loss for tax purposes.


         If you redeem or exchange shares of a Fund (excluding redemptions or exchanges from the Money Market Fund) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions), a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders to mitigate the costs caused to the Funds by early redemptions that may disrupt effective management of the Funds. A short-term trading fee of $20 or less will be not be assessed on a redemption or exchange; however, the Fund reserves the right to collect short-term trading fees relating to a series of transactions by a shareholder if in the aggregate the fees total more than $20. The short-term trading fee will not be assessed on redemptions or exchanges from an account that participates in an approved fee-based program caused by automatic rebalancing within the program, systematic withdrawals from the program or redemptions by the sponsor to cover the payment of advisory or service fees. The short-term trading fee may be modified or discontinued at any time or from time to time. The Funds will use the "first in, first out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account.

         Shareholders seeking to engage in excessive or short-term trading activities (commonly referred to as "market timing") may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive or short-term trading, there is no guarantee that the Funds or their intermediaries will be able to identify these shareholders or curtail their trading practices. The Funds receive purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive or short-term trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Entities utilizing such omnibus arrangements may not identify customers' trading activity in shares of the Funds on an individual basis. Consequently, the Funds may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase orders in Fund shares through a financial intermediary or agent acting in an omnibus capacity. The Funds currently have systems in place that are intended to monitor market timing activity in omnibus accounts. For example, if aggregate fund flows of an omnibus account are suspected to contain market timing activity, the Fund will contact the intermediary to review the account and may, in its discretion, request the intermediary to impose a redemption fee on such investor. In addition, the Fund reserves the right to terminate any arrangement with an intermediary where such abuses are detected.

         While the funds will try to prevent market timing by taking the steps described above, they may not be successful in identifying or preventing excessive short-term trading in all circumstances. Excessive purchases and redemptions of shares of the Funds may adversely affect Fund performance and the interests of long-term investors. When market timing occurs, a Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Funds that invest in foreign securities may be particularly susceptible to market timing strategies because time zone differences among international stock markets can allow a shareholder engaging in a market timing strategy to exploit Fund share prices that may be based on closing prices of foreign securities established some time before the Fund calculates its own share price.

         If a Fund determines that an investor is using market timing strategies or making excessive exchanges or redemptions, the Fund reserves the right to refuse any exchange or redemption order that could involve actual or potential harm. In addition, the Funds may refuse to allow the exercise of the exchange privilege in less than two-week intervals or may restrict an exchange from any Fund until shares have been held in that Fund for at least seven days. The Funds may also discontinue or modify the exchange privilege on a prospective basis at any time, including a modification of the amount or terms of a service fee, upon notice to shareholders in accordance with applicable rules adopted by the SEC. Your exchange will be processed only if the shares of the Fund to be acquired are eligible for sale in your state and the exchange privilege may be legally offered in your state.

         The Fund's policy on late trading and market timing is intended to be a statement regarding the general fiduciary principles that govern our fund administration and the investment of activities of shareholders in an effort to protect the interests of our long-term investors. The following principles have been established and adopted by the Board of Directors: (1) that the Funds and their personnel as fiduciaries do not condone or knowingly allow late trading nor will they enter into agreements to permit a shareholder to engage in these activities; and (2) that all personnel as fiduciaries have a duty to place the interests of shareholders first and to take all appropriate measures to detect and prevent activities that would be harmful to the interests of long-term shareholders including excessive or disruptive short-term trading.


         Shares of a Fund which are not subject to a CDSC exchange will be processed at the net asset value next determined after the Transfer Agent receives your exchange request. Shares of a Fund which are subject to a CDSC will be exchangeable on the basis of the relative net asset value per share without payment of any CDSC which might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" onto the holding period for the newly acquired shares of the other Enterprise Fund. The exchange feature may be modified or discontinued at any time, upon notice to shareholders in accordance with applicable rules adopted by the SEC. Your exchange may be processed only if the shares of the Fund to be acquired are eligible for sale in your state and if the exchange privilege may be legally offered in your state.

         Exchange of Class A Shares. You may exchange your Class A shares for Class A shares of any other Fund. Class A shares of any Fund cannot be exchanged for Class B, C or Y shares of any other Fund.

         Exchange of Class B Shares. Class B shares of all Fund are exchangeable for Class B shares of any other Fund. Class B shares of any Fund cannot be exchanged for Class A, C or Y shares of any other Fund.

         Exchange of Class C Shares. Class C shares of all Funds are exchangeable for Class C shares of any other Fund. Class C shares of any Fund cannot be exchanged for Class A, B or Y shares of any other Fund.

         Exchange of Class Y Shares. Class Y shares of all Funds are exchangeable for Class Y shares of any other Fund. Class Y shares of any Fund cannot be exchanged for Class A, B or C shares of any other Fund.

         The minimum initial investment rules applicable to a Fund apply to any exchange where the exchange results in a new account being opened in such Fund. Exchanged into existing accounts are not subject to minimum amount. Original investment in the Money Market Fund which are transferred to other Funds are not considered Fund exchanges but purchases for sales charge calculation purposes.

REDEMPTIONS -- GENERAL

         Payment for redeemed shares is ordinarily made within seven days after receipt by the Transfer Agent of redemption instructions in proper form. The redemption privilege may be suspended or payment may be postponed for more than seven days during any period when: (1) the NYSE is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC; (2) an emergency, as defined by the SEC, exists making trading of fund securities or valuation of net assets not reasonably practicable; (3) the SEC has by order permitted such suspension or delay.

         As more fully described above under "Exchange Privilege," a fee of 2% of the current net asset value of the shares being redeemed may be assessed and retained by the Fund under certain circumstances.

         The Corporation reserves the right to redeem an account at its option upon not less than 45 days' written notice if an account's net asset value is $500 or less and remains so during the notice period.

REDEMPTIONS IN KIND

         The Corporation's Articles of Incorporation provide that it may redeem its shares in cash or with a pro rata portion of the assets of the Corporation. To date, all redemptions have been made in cash, and the Corporation anticipates that all redemptions will be made in cash in the future. The Corporation has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Corporation at the beginning of such period. If shares are redeemed through a distribution of the recipient would incur brokerage commissions upon the sale of such securities.

DETERMINATION OF NET ASSET VALUE

         The net asset value of each Fund's shares is determined once daily as of the close of regular trading on the NYSE on each day on which the NYSE is open for trading. The Funds may own securities that are primarily listed on foreign exchanges which trade on Saturday or other customary United States national business holidays. If the Funds do not price their securities on these days, their net asset values may be significantly affected on days when investors have no access to the Funds. The net asset value per share is effective as of the time of computation.

         The net asset value of the Money Market Fund is computed by dividing the total value of the Fund's assets, less liabilities (including dividends payable), by the number of shares outstanding. The assets are determined by valuing the Fund securities at amortized cost, pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method of valuation involves valuing a security at cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

         The purpose of the amortized cost method of valuation is to attempt to maintain a constant net asset value per share of $1.00. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is slightly higher or lower than the price the Fund would receive if it sold its securities. Under the direction of the Board of Directors, certain procedures have been adopted to monitor and stabilize the price per share. Calculations are made to compare the value of the Fund's securities, valued at amortized cost, with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid prices for those instruments. If a deviation of 1/2 of 1% or more between the $1.00 per share net asset value and the net asset value calculated by reference to market valuations has occurred, or if there are any other deviations which the Board of Directors believes will result in dilution or other unfair results material to shareholders, the Board of Directors will consider what action, if any, should be initiated. The Money Market Fund seeks to maintain a constant net asset value of $1.00 but there can be no assurance that the Money Market Fund will be able to maintain a stable net asset value.

         The market value of debt securities usually reflects yields generally available on securities of similar quality. When yields decline, the market value of the Fund holding higher yielding securities can be expected to increase; when yields increase, the market value of the Fund invested at lower yields can be expected to decline. In addition, if the Fund has net redemptions at a time when interest rates have increased, the Fund may be forced to sell Fund securities prior to maturity at a price below the Fund's carrying value. Also, rather than market value, any yield quoted may be different from the yield that would result if the entire Fund were valued at market value, since the amortized cost method does not take market fluctuations into consideration.

         All Funds calculate a share's daily net asset value by dividing the net assets of the Fund by the number of shares then outstanding of such Fund.


         Computation of Offering Price Per Share. The following are examples of the offering price calculation for each class of shares of the Growth, Short Duration Bond and the Money Market Funds based on the value of their net assets and number of shares outstanding on December 31, 2003. The methodology employed in calculating the offering price per share in the Growth Fund example would apply to all other Funds, except for the Short Duration Bond and Money Market Funds.

                                                                   GROWTH FUND
                                                                   -----------
                                              CLASS A          CLASS B         CLASS C       CLASS Y
                                              -------          -------         -------       -------
Net Assets..............................   $  960,097,654    $461,562,456   $211,085,763   $56,846,063
                                           --------------    ------------   ------------   -----------
Number of Shares Outstanding............       60,528,085      30,709,578     13,851,737     3,438,517
                                           --------------    ------------   ------------   -----------
Net Asset Value Per Share (net assets
    divided by number of shares)........   $        15.86    $      15.03   $      15.24   $     16.53
                                           --------------    ------------   ------------   -----------
Sales charge for Classes A and C Shares:*  $         0.79              --           0.15            --
                                           --------------    ------------   ------------   -----------
Offering Price..........................   $        16.65    $      15.03   $      15.39   $     16.53
                                           --------------    ------------   ------------   -----------

----------------


* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable. Sales charge for Class A shares is 4.75% of offering price (4.99% of net asset value per share). Sales charge for Class C shares was 1.00% of offering price (1.01% of net asset value per share). Effective May 3, 2004, the Class C shares are not subject to an initial sales charge. Class B and Class Y shares are not subject to an initial sales charge. However, Class B and Class C shares may be subject to a CDSC on redemption of shares.

                                                                         SHORT DURATION BOND FUND
                                                                         ------------------------
                                                         CLASS A         CLASS B          CLASS C          CLASS Y
                                                       -----------      ----------       ----------       ---------
Net Assets .....................................       $11,479,090      $9,290,336       $5,428,666       $1,213,460
Number of Shares Outstanding ...................         1,139,826         924,293          540,208          120,435
Net Asset Value Per Share (net assets
    divided by number of shares) ...............       $     10.07      $    10.05       $    10.05       $    10.08
Sales charge for Class A and C Shares* .........       $      0.37              --       $     0.10               --
Offering Price .................................       $     10.44      $    10.05       $    10.15       $    10.08

------------------
*        Rounded to nearest one-hundredth percent; Sales charge for Class A
         Shares: 3.50% of offering price (3.63% of net asset value per share). Assumes maximum sales charge is applicable. Class B and Class Y shares are not subject to an initial charge. However, Class B and Class C shares may be subject to a CDSC on redemption shares.

                                                                              MONEY MARKET FUND
                                                                              -----------------
                                                        CLASS A          CLASS B          CLASS C          CLASS Y
                                                     ------------     ------------     ------------     ------------
Net Assets .....................................     $357,586,304     $ 46,452,181     $ 10,735,093     $  4,938,769
                                                     ------------     ------------     ------------     ------------
Number of Shares Outstanding ...................      357,586,304       46,452,181       10,735,093        4,938,769
                                                     ------------     ------------     ------------     ------------
Net Asset Value Per Share (net assets
    divided by number of shares) ...............     $       1.00     $       1.00     $       1.00     $       1.00
                                                     ------------     ------------     ------------     ------------
Sales charge ...................................               --               --               --               --
                                                     ------------     ------------     ------------     ------------
Offering Price .................................     $       1.00     $       1.00     $       1.00     $       1.00
                                                     ------------     ------------     ------------     ------------

------------------

                         FUND TRANSACTIONS AND BROKERAGE

         Each Fund Manager selects the brokerage firms which complete portfolio transactions for that Fund, subject to the overall direction and review of the Advisor and the Board of Directors of the Corporation.

         The initial criterion which must be met by any Fund Manager in selecting brokers and dealers to effect securities transactions for a Fund is whether such brokers and dealers can obtain the most favorable combination of price and execution for the transaction. This does not mean that the execution decision must be based solely on whether the lowest possible commission costs may be obtained. In seeking to achieve the best combination of price and execution, the Fund Managers evaluate the overall quality and reliability of broker-dealers and the service they provide, including their general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition.
         Subject to this primary objective, the Fund Managers may select for brokerage transactions those firms which furnish brokerage and research services, including analyses and reports concerning issuers, industries, securities, economic factors and trends, to the Corporation, the Advisor, and the respective Fund Managers, or those firms who agree to pay certain of the Corporation's expenses, including certain custodial and transfer agent services, and, consistent with the NASD Conduct Rules, those firms which have been active in selling shares of the Corporation. If in the judgment of the Fund Manager the Fund will be benefitted by supplemental research services, a broker furnishing such services may be paid brokerage commissions which are in excess of commissions which another broker may have charged for effecting the same transaction. This may include certain "riskless principal" transactions through certain dealers in the "over the counter" market under which "commissions" are paid on such transactions. Fund Managers may execute brokerage transactions through affiliated broker/dealers, subject to compliance with applicable requirements of the federal securities laws.


         The following table sets forth the amounts of the brokerage commissions paid to broker-dealers by each Fund for the fiscal year ended December 31, 2003.


         It is the practice of the Fund Managers to cause purchase of sale transactions to be allocated among the Funds and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing each Portfolio and other client accounts. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Fund Managers or an affiliate are combined, which in some cases could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned.



                                                                                                      BROKERAGE COMMISSIONS PAID
                                                                          BROKERAGE COMMISSIONS             TO AFFILIATED
                                     AGGREGATE            BROKERAGE             PAID TO                     BROKER-DEALERS
                                     BROKERAGE           COMMISSIONS       AFFILIATED BROKER-              AS A PERCENTAGE
                                  COMMISSION PAID          PAID TO            DEALERS AS                    OF THE FUND'S
                                 ON TRANSACTIONS IN      AFFILIATED         A PERCENTAGE OF           AGGREGATE DOLLAR AMOUNT OF
                                     THE FUND'S            BROKER-        THE FUND'S AGGREGATE          TRANSACTIONS INVOLVING
                                     SECURITIES            DEALERS           COMMISSIONS PAID            BROKERAGE COMMISSIONS
                                 ------------------      -----------      ---------------------       --------------------------
Multi-Cap Growth.............       $  463,648            $233,438                50.35%                         0.09%
Small Company Growth.........          413,678                   -                 0.00%                         0.00%
Small Company Value..........          235,047             137,671                58.57%                         0.17%
Capital Appreciation.........          452,072                   -                 0.00%                         0.00%
Deep Value...................           21,333                   -                 0.00%                         0.00%
Equity.......................          131,274                   -                 0.00%                         0.00%
Equity Income................          262,590                   -                 0.00%                         0.00%
Growth.......................        1,556,445                   -                 0.00%                         0.00%
Growth and Income............          287,197               5,445                 1.90%                         0.00%
International Growth.........           54,859               2,182                 3.98%                         0.00%
Global Financial Services....           52,336              14,791                28.26%                         0.03%
Global Socially Responsive...            9,896                   -                 0.00%                         0.00%
Mergers and Acquisitions.....          306,391               3,200                 1.04%                         0.00%
Technology...................        1,096,691             273,640                24.95%                         0.09%
Managed......................          182,644                   -                 0.00%                         0.00%
Strategic Allocation.........            6,246                   -                 0.00%                         0.00%

The aggregate brokerage commissions paid by the Funds on transactions for the fiscal year ended December 31, 2003, December 31, 2002 and December 31, 2001, were $5,532,348, $6,081,929, and $5,496,770.57, respectively.



                            PERFORMANCE INFORMATION



         The Corporation's performance may be compared in advertising to the performance of other mutual funds in general or the performance of particular types of mutual funds, especially those with similar objectives. Lipper, an independent mutual fund performance rating service headquartered in Summit, New Jersey, provides rankings which may be used from time to time.



         From time to time, articles about the Corporation regarding its performance or ranking may appear in national publications such as Kiplinger's Personal Finance Magazine, Money Magazine, Financial World, Morningstar, Dalbar, Value Line Mutual Fund Survey, Forbes, Fortune, Business Week, Wall Street Journal, Donaghue Mutual Funds and Barron's. Some of these publications may publish their own rankings or performance reviews of mutual funds, including the Corporation. Reference to or reprints of such articles may be used in the Corporation's promotional literature.



         The Money Market Fund may compare its performance in advertising to the yield on Certificates of Deposit ("CDs") or other investments issued by banks. The Money Market Fund differs from bank investments in that bank products offer fixed or variable rates; principal is fixed and may be insured. Money market funds seek to maintain a stable net asset value and yield fluctuates. Further, the Fund may offer greater liquidity or higher potential returns than CDs.

                                      TAXES
         In order to qualify for federal income tax treatment as a regulated investment company under Subchapter M of the IRC for a taxable year, each Fund must, among other things, (a) derive at least 90% of its gross income during such taxable year from qualifying income (i.e., dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock or securities or options thereon, and certain other related income); (b) diversify its holdings so that, at the end of each fiscal quarter of such taxable year, (i) at least 50% of the market value of its total assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited, in the case of other securities for purposes of this calculation, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets or not more than 10% of the voting securities of the issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

         Each Fund has qualified and intends to continue to qualify as a "regulated investment company" under the provisions of the IRC as amended. For purposes of the IRC, each Fund is regarded as a separate regulated investment company. If any Fund qualifies as a "regulated investment company" and complies with distribution requirements applicable to regulated investment companies, the Fund will be relieved of federal income tax on the income and capital gains distributed to shareholders.


         Dividends declared from a Fund's net investment income, including its net realized short-term capital gains in excess of its net realized long-term capital losses, are taxable to its shareholders as ordinary income, whether such dividends are received in cash or additional shares. If, for any taxable year, a Fund complies with certain requirements, some or all of the dividends paid by the Fund may constitute as "qualifying dividend income" ("QDI") and be subject to capital gain to non-corporate shareholders tax rates. Dividends paid by the Income Funds are not expected to constitute QDI. In addition, some or all of the dividends paid by the Fund to corporate shareholders that are attributable to dividends paid by domestic corporations may qualify for the 70% dividends received deduction available to corporations. Dividends paid by the Income Funds and the International Funds generally are not expected to be eligible for dividends received deductions.



         Distributions declared from a Fund's realized net capital gain (realized net capital gains from the sale of assets held for more than one year in excess of realized net short-term capital losses) and designated by the Fund as a capital gain dividend in a written notice to the shareholders are taxable to such shareholders as capital gain without regard to the length of time a shareholder has held stock of the Fund and regardless of whether paid in cash or additional shares. Capital gain dividends received by individuals are currently taxed at the maximum rate of 15%.



         The Funds may be required to withhold currently 28% ("Back-Up Withholding") of the distributions and the proceeds of redemptions payable to shareholders who fail to comply with regulations requiring that they provide a correct social security or taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to Back-up Withholding. Corporate shareholders and certain other shareholders specified in the IRC are exempt from Back-Up Withholding.



         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than one year and long-term gain taxable at the current maximum rate of 15% if such shares were held for more than one year. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. Any such capital loss will be long-term capital loss if the shares were held for more than one year. A sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distributions with respect to such shares.

         Generally, any loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         In certain circumstances (e.g., an exchange), a shareholder who has held shares in a Fund for not more than 90 days may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon the sale or exchange of shares of the Fund.

         No gain or loss will be recognized by Class B shareholders upon the conversion of Class B shares into Class A shares.

TAX-EXEMPT INCOME FUND


         Dividends derived from interest on Municipal Securities and designated by the Tax-Exempt Income Fund as exempt interest dividends by written notice to the shareholders, under existing law, are not subject to federal income tax. Dividends derived from net capital gains realized by the Fund are taxable to shareholders as a capital gain upon distribution. Any short-term capital gains or any taxable interest income or accrued market discount (whether on taxable or tax-exempt securities) realized by the Fund will be distributed as a taxable ordinary income dividend distribution. These rules apply whether such distribution is made in cash or in additional shares. The percentage of income that is tax-exempt is applied uniformly to only the income distributions made by the Fund during each year. As with shares in all Funds, a sale, exchange or redemption of shares in the Tax-Exempt Income Fund is a taxable event and may result in capital gain or loss. Any capital loss realized from shares held for six months or less is disallowed to the extent of tax-exempt dividend income received thereon.


         The Tax-Exempt Income Fund declares daily and pays dividends monthly on the last business day of the month. When a shareholder redeems shares of the Fund on other than a dividend payment date, a portion of the shareholder's redemption proceeds will represent accrued tax-exempt income which will be treated as part of the amount realized for purposes of capital gains computations for federal and state or local income tax purposes and will not be tax-exempt.

         Income from certain "private activity" bonds issued after August 7, 1986, are items of tax preference for alternative minimum tax purposes at a maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the alternative minimum tax on that part of such Fund distributions derived from interest income on those bonds. The Tax-Exempt Income Fund does not intend to invest more than 20% of its assets in private activity bonds. In addition, a portion of a distribution derived from any tax-exempt interest incurred, whether or not from private activity bonds, will be taken into account in determining the corporate alternative minimum tax. In higher income brackets, up to 85% of an individual's Social Security benefits may be subject to federal income tax. Along with other factors, total tax-exempt income, including any tax-exempt dividend income from the Fund, is taken into account in determining that portion of Social Security benefits which is taxed.

         All or a portion of the interest incurred by a shareholder to purchase or carry an investment in the Tax-Exempt Income Fund will not be deductible.


         The treatment for state and local tax purposes of distribution from the Tax-Exempt Income Fund representing interest on Municipal Securities will vary according to the laws of state and local taxing authorities.


FOREIGN INCOME TAXES

         Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Corporation to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Funds' assets to be invested within various countries is not known. The Corporation intends to operate so as to obtain treaty-reduced rates of tax where applicable.


         To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund may elect to "pass through" to the Fund's shareholders credits for foreign income taxes paid if more than 50% of the value of the Fund's assets at the close of a taxable year consists of stock or debt securities issued by foreign corporations.


EXCISE TAX

         The federal tax laws impose a 4% nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet certain specified distribution requirements.

GENERAL


         The foregoing is a general and abbreviated summary of the applicable provisions of the IRC and Treasury Regulations in effect, as currently interpreted by the Courts and by the Internal Revenue Service administrative guidance and is only applicable to U.S. persons. These interpretations can be changed at any time. For the complete provisions, reference should be made to the pertinent IRC sections and the Treasury Regulations promulgated thereunder. The above discussion covers only federal income tax considerations with respect to the Funds and their shareholders. State and local tax laws vary greatly, especially with regard to the treatment of exempt-interest dividends. Shareholders should consult their own tax advisors for more information regarding the federal, state, and local tax treatment of each account.


         Statements indicating the tax status of distributions to each shareholder will be mailed to each shareholder annually.

                           DIVIDENDS AND DISTRIBUTIONS

         It is the Corporation's intention to distribute substantially all of the net investment income and realized net capital gains, if any, of each Fund. The per share dividends and distribution on each class of shares of a Fund will be reduced as a result of any service fees applicable to that class. For dividend purposes, net investment income of each Fund will consist of substantially all dividends received, interest accrued and net short-term capital gains realized by such Fund less the applicable expenses of such Fund.

         Unless shareholders request otherwise, by notifying the Fund's Transfer Agent, dividends and capital gains distributions will be automatically reinvested in shares of the respective Fund at net asset value; such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. At the election of any shareholder, dividends or capital gains distributions, or both, will be distributed in cash to such shareholders. However, if it is determined that the U.S. Postal Service cannot properly deliver Fund mailings to the shareholder, the respective Funds will terminate the shareholder's election to receive dividends and other distributions in cash. Thereafter, the shareholder's subsequent dividends and other distributions will be automatically reinvested in additional shares of the respective Funds until the shareholder notifies the Transfer Agent or the Corporation in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in each be reinstated.

         Distributions of capital gains from each of the Funds, other than the Money Market Fund, are made at least annually. Dividends from net investment income of the Sector/Specialty Funds, Aggressive Stock Funds, Stock Funds (except the Equity Income Fund), International/Global Funds and the Managed Fund are declared and paid at least annually. Dividends from net investment income for the Equity Income Fund are currently paid semiannually. Dividends from net investment income for the Income Funds are declared daily and paid monthly. Dividends from investment income and any net realized capital gains for the Money Market Fund are declared daily and paid or reinvested monthly in additional shares of the Money Market Fund at net asset value.

         Although the legal rights of each Class of shares are substantially identical, the different expenses borne by each Class will result in different net asset values and dividends for each Class.

                             ADDITIONAL INFORMATION

CAPITAL STOCK

         The authorized capital stock of the Corporation consists of Common Stock, par value 1/1000 of a cent per share. The shares of Common Stock are divided into series with each series representing a separate Fund. The Board of Directors may determine the number of authorized shares for each series and to create new series of Common Stock. It is anticipated that new Classes will be authorized by the Board from time to time as new Funds with separate investment objectives and policies are established.

         Each Class of shares is entitled to participate in dividends and distributions declared by the respective Funds and in net assets of such Funds upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except that each Class will bear its own distribution and shareholder servicing charges. The shares of each Fund, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion (except as described above), exchange or similar rights, and will be freely transferable. Holders of shares of any Fund are entitled to redeem their shares as set forth in the Prospectus. The rights of redemption and conversion rights are described elsewhere herein and in the Prospectus.

VOTING RIGHTS

         Shares of each Fund are entitled to one vote per share and fractional votes for fractional shares. The Corporation's shareholders have the right to vote on the election of Directors of the Corporation and on any and all other matters on which, by law or the provisions of the Corporation's by-laws, they may be entitled to vote. Voting rights are not cumulative, so that holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all of the Directors of the Corporation, in which event the holders of the remaining shares are unable to elect any person as a Director.

         On matters relating to all Funds or Classes of shares and affecting all Funds or Class of shares in the same manner, shareholders of all Funds or Classes of shares are entitled to vote. On any matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. On matters relating to all the Funds but affecting the Funds differently, separate votes by Fund are required. Each Class has exclusive voting rights with respect to matters related to distribution and servicing expenditures, as applicable.

         The Corporation and its Funds are not required by Maryland law to hold annual meetings of shareholders under normal circumstances. The Board of Directors or the shareholders may call special meetings of the shareholders for action by shareholder vote, including the removal of any or all of the Directors, as may be required by either the Articles of Incorporation or bylaws of the Corporation, or the 1940 Act. Shareholders possess certain rights related to shareholder communications which, if exercised, could facilitate the calling by shareholders of a special meeting.

                             REPORTS TO SHAREHOLDERS


         The Corporation sends annual and semi-annual reports to all its shareholders.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT


         State Street Bank and Trust Company whose address is 1776 Heritage Drive, the John Adams Building, North Quincy, Massachusetts, 02171, has been retained to act as custodian of the assets of the Corporation. The custodian is responsible for safeguarding and controlling the cash and securities of the Funds, handling the receipt and delivery of securities and collecting interest and dividends on the Funds' investments.



         National Financial Data Services, Inc. acts as the Corporation's Transfer Agent and Dividend Disbursing Agent. Boston Financial Data Services, Inc. is a joint venture of State Street Bank & Trust Company of Boston, Massachusetts, and DST Systems, Inc. of Kansas City, Missouri.


                             INDEPENDENT ACCOUNTANTS


         PricewaterhouseCoopers LLP, whose address is 250 W. Pratt Street, Baltimore, MD 21201-2304, has been retained to serve as the Corporation's independent accountants. The independent accountants are responsible for auditing the annual financial statements of the Funds.


                              FINANCIAL STATEMENTS


         The Corporation's Annual Report dated December 31, 2003, which was filed with the SEC on February 27, 2004 (accession number 0001193125-04-031198) is hereby incorporated by reference into this Statement of Additional Information.

                                   APPENDIX A

                      RATINGS OF CORPORATE DEBT SECURITIES


MOODY'S INVESTORS SERVICE, INC. (1)

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

Baa Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this case.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.


--------------------

(1) Moody's applies numerical modifiers, 1, 2 and 3 in generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION (2)

AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

A Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

BB, Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately B, speculative with respect to the issuer's capacity to pay interest and repay principal in

CCC, accordance with the terms of the obligation. BB indicates the lowest degree of

CC speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

------------------

(2) Plus (+) or Minus (-): The ratings from AA to BB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                   APPENDIX B

DESCRIPTION OF MUNICIPAL SECURITIES

         Municipal Securities are notes and bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income taxes and, in certain instances, applicable state or local income taxes. These securities are traded primarily in the over-the-counter market.

         Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal Securities may also be issued in connection with the refunding of outstanding Municipal Securities obligations, obtaining funds to lend to other public institutions and for general operating expenses. Industrial Development Bonds ("IDBs") are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities and are considered tax-exempt bonds if the interest thereon is exempt from federal income taxes.

         The two principal classifications of tax-exempt bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured only by the revenues derived from payment of the industrial user. The payment of principal and interest on IDBs is dependent solely upon the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         Tax-exempt notes are of short maturity, generally less than three years. They include such securities as Project Notes, Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes and Construction Loan Notes. Tax-exempt commercial paper consists of short-term obligations generally having a maturity of less than nine months.

         New issues of Municipal Securities are normally offered on a when-issued basis, which means that delivery and payment for these securities normally takes place 15 to 45 days after the date of commitment to purchase.

         Yields of Municipal Securities depend upon a number of factors, including economic, money and capital market conditions, the volume of Municipal Securities available, conditions within the Municipal Securities market, and the maturity, rating and size of individual offerings.

         Changes in market values of Municipal Securities may vary inversely in relation to changes in interest rates. The magnitude of changes in market values in response to changes in market rates of interest typically varies in proportion to the quality and maturity of obligations. In general, among Municipal Securities of comparable quality, the longer the maturity, the higher the yield, and the greater potential for price fluctuations.

FLOATING RATE AND VARIABLE RATE SECURITIES

         The Tax-Exempt Income Fund may invest in floating rate and variable rate tax-exempt securities. These securities are normally IDBs or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of treasury bills or bonds or the prime rate at a major commercial bank and provide that the holders of the securities can demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount initially paid for the bonds. Floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate, while variable rate securities provide for a specific periodic adjustment in the interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must be equivalent to the long-term bond or commercial paper rating stated above.

                                   APPENDIX C

                       THE ENTERPRISE GROUP OF FUNDS, INC.

                          ENTERPRISE ACCUMULATION TRUST

                      PROXY VOTING POLICIES AND PROCEDURES

         The Securities and Exchange Commission has adopted a new rule and form amendments to require registered management investment companies to disclose how they vote proxies relating to portfolio securities they hold. Among the new requirements is that mutual funds that invest in voting securities disclose in their Statement of Additional Information ("SAI") the policies and procedures they use to determine how to vote proxies relating to portfolio securities they hold. Enterprise Capital Management, Inc. (the "Adviser") seeks to ensure that all proxy proposals are voted in the best interests of shareholders of the respective portfolios (each, a "Fund") of The Enterprise Group of Funds, Inc. and Enterprise Accumulation Trust. The Adviser maintains a policy of seeking to protect the best interests of a Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Adviser or its affiliates.

DELEGATION TO THE SUBADVISERS


         All of the Funds other than the Money Market Fund (which does not hold voting securities) are managed by a portfolio/fund manager (each a "Subadvisor"). The Adviser believes that each Subadvisor is generally best suited to evaluate and vote proxies for the securities it acquires for its respective Fund. Therefore, it is the Adviser's policy to delegate its proxy voting responsibility to the Subadvisor(s) of each Fund and to maintain substantial oversight to ensure that the Subadvisors have written policies that meet certain minimum standards, as follows:


         1. The policies are reasonably designed to protect the best interests of the Fund.


         2. The policies describe how the Subadvisor addresses material conflicts of interest between the interests of the Subadvisor or its affiliates and the interests of the Fund. If a Subadvisor identifies a material conflict of interest between itself and the interests of the Fund, the Subadvisor shall notify the Adviser at least annually and confirm how the conflict was resolved.



         3. The Subadvisor's proxy voting guidelines should address at least the following policies and issues:

                  - The extent to which the Subadvisor delegates its proxy voting decisions to a third party, or relies on the recommendations of a third party;


                  - Policies and procedures relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted;


                  - Policies regarding the extent to which the Subadvisor will support or give weight to the views of management of a portfolio company;


                  - Corporate governance matters, including changes in the state of incorporation, mergers and other corporate restructurings and anti-takeover provisions such as staggered boards, poison pills, and supermajority provisions;

                  - Changes to capital structure, including increases and decreases of capital and preferred stock issuance;

                  - Stock option plans and other management compensation issues; and

                  -        Social and corporate responsibility issues.


         4. Each Subadvisor is expected to deliver to the Adviser its annual proxy voting record in a form suitable for filing on Form N-PX. This form shall include the following information:


                  -        Name of the issuer of the portfolio security

                  -        Exchange ticker symbol of the portfolio security

                  -        The CUSIP number of the portfolio security

                  -        The shareholder meeting date

                  -        A brief identification of the matter voted on

                  - Whether the matter was proposed by the issuer or by a security holder

                  -        Whether the Fund cast its vote on the matter

                  - How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

                  - Whether the Fund cast its vote for or against management.


         The Adviser recognizes that where a Fund is co-managed, a Subadvisor may in some instances cast votes for a given security that conflict with a vote cast for the security by another

Subadvisor to the same Fund. The Adviser will treat conflicting votes on a case-by-case basis, and will generally accept the discretion of each Subadviser to the extent that the vote is consistent with an otherwise acceptable voting policy of the Subadvisor.



         The Adviser also recognizes that a Subadvisor may abstain from voting a proxy if the Subadvisor determines that the cost of voting a proxy exceeds the expected benefit to the Fund. In particular, the Adviser recognizes the following circumstances where voting might not be in the best interests of the
Fund:


                  - Voting a proxy for certain foreign securities with "block out" or other restrictive features associated with proxy voting or which involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person; and

                  - Voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote.

REVIEW BY THE ADVISER


         The Adviser shall annually review the proxy voting policy of each of its Subadvisors to ensure that each Subadvisor seeks the best interests of the Fund in voting proxies for the Fund it manages or co-manages, as described above.


RECORDKEEPING

         Rule 30b1-4 under the Investment Company Act of 1940 requires each Fund to file its complete proxy voting record on an annual basis (for the most recent 12-month period ended June 30) on Form N-PX no later than August 31 of each year, beginning in 2004. The Adviser has retained the services of Institutional Shareholder Services ("ISS") to gather, store and file on Form N-PX the proxy votes from Fund Subadvisors. In addition, ISS posts this data on a public Web site, the address of which will be disclosed for the benefit of shareholders in the Statement of Additional Information of any Fund filing its annual registration statement update on or after July 1, 2004.



         The Board of Directors/Trustees of the Funds has approved this policy effective August 28, 2003.

                                   APPENDIX D

                                  [A GRAPHIC]

FRED ALGER MANAGEMENT, INC.
PROXY VOTING POLICY
111 FIFTH AVENUE, NEW YORK, NEW YORK 10003
800.223.3810
FRED ALGER MANAGEMENT, INC.
PROXY VOTING POLICY

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

         - An auditor has a financial interest in or association with the company, and is therefore not independent

         -        Fees for non-audit services are excessive, or

         - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

         - Attend less than 75 percent of the board and committee meetings without a valid excuse

         - Implement or renew a dead-hand or modified dead-hand poison pill

         - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

         - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

         - Failed to act on takeover offers where the majority of the shareholders tendered their shares

         - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

         - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

         - Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

         - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

         -        Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

         - Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

         -        Majority of independent directors on board

         -        All-independent key committees

         -        Committee chairpersons nominated by the independent directors

         - CEO performance reviewed annually by a committee of outside directors

         -        Established governance guidelines

         -        Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

         - Long-term financial performance of the target company relative to its industry; management's track record

         -        Background to the proxy contest

         -        Qualifications of director nominees (both slates)

         - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

         -        Purchase price

         -        Fairness opinion

         -        Financial and strategic benefits

         -        How the deal was negotiated

         -        Conflicts of interest

         -        Other alternatives for the business

         -        Noncompletion risk.
 ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

         -        Impact on the balance sheet/working capital

         -        Potential elimination of diseconomies

         -        Anticipated financial and operating benefits

         -        Anticipated use of funds o Value received for the asset

         -        Fairness opinion

         -        How the deal was negotiated

         -        Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED
BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

         -        Dilution to existing shareholders' position

         -        Terms of the offer

         -        Financial issues

         -        Management's efforts to pursue other alternatives

         -        Control issues

         -        Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

         -        The reasons for the change

         -        Any financial or tax benefits

         -        Regulatory benefits

         -        Increases in capital structure

         - Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

         - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

         -        Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

         - Prospects of the combined company, anticipated financial and operating benefits

         -        Offer price

         -        Fairness opinion

         -        How the deal was negotiated

         -        Changes in corporate governance

         -        Change in the capital structure

         -        Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

         -        Tax and regulatory advantages

         -        Planned use of the sale proceeds

         -        Valuation of spinoff

         -        Fairness opinion

         -        Benefits to the parent company

         -        Conflicts of interest

         -        Managerial incentives

         -        Corporate governance changes

         -        Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

         - It is intended for financing purposes with minimal or no dilution to current shareholders

         - It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS:

SPLITS AND DIVIDENDS Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

         - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

         -        Cash compensation, and

         -        Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

         -        Historic trading patterns

         -        Rationale for the repricing

         -        Value-for-value exchange

         -        Option vesting

         -        Term of the option

         -        Exercise price

         -        Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

         -        Purchase price is at least 85 percent of fair market value

         -        Offering period is 27 months or less, and

         -        Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

         - Purchase price is less than 85 percent of fair market value, or

         -        Offering period is greater than 27 months, or

         -        VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

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PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

         - Whether the proposal mandates that all awards be performance-based

         - Whether the proposal extends beyond executive awards to those of lower-ranking employees

         - Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

         - The parachute should be less attractive than an ongoing employment opportunity with the firm

         - The triggering mechanism should be beyond the control of management

         - The amount should not exceed three times base salary plus guaranteed benefits

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

         - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

         - The availability and feasibility of alternatives to animal testing to ensure product safety, and

         -        The degree that competitors are using animal-free testing.
                  Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

         - The company has already published a set of animal welfare standards and monitors compliance

         - The company's standards are comparable to or better than those of peer firms, and

         - There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

         -        Whether the proposal focuses on a specific drug and region

         - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

         - The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

         -        Whether the company already limits price increases of its
                  products
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         -        Whether the company already contributes life-saving
                  pharmaceuticals to the needy and Third World countries

         -        The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

         -        The costs and feasibility of labeling and/or phasing out

         - The nature of the company's business and the proportion of it affected by the proposal

         - The proportion of company sales in markets requiring labeling or GMO-free products

         -        The extent that peer companies label or have eliminated GMOs

         - Competitive benefits, such as expected increases in consumer demand for the company's products

         - The risks of misleading consumers without federally mandated, standardized labeling

         -        Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs -- an issue better left to federal regulators -- which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

         - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

         -        The extent that peer companies have eliminated GMOs

         - The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

         - Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

         - The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

         - Whether the company has adequately disclosed mechanisms in place to prevent

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                  abusive lending practices

         - Whether the company has adequately disclosed the financial risks of its subprime business

         - Whether the company has been subject to violations of lending laws or serious lending controversies

         -        Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

         - Whether the company complies with all local ordinances and regulations

         - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

         -        The risk of any health-related liabilities.

Advertising to youth:

         - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

         - Whether the company has gone as far as peers in restricting advertising

         - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

         - Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

         -        The percentage of the company's business affected

         - The economic loss of eliminating the business versus any potential tobacco-related liabilities. Spinoff tobacco-related businesses:

         -        The percentage of the company's business affected

         -        The feasibility of a spinoff

         - Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

         - Whether there are publicly available environmental impact reports;

         - Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

         -        The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

         - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

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

         - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

         - Environmentally conscious practices of peer companies, including endorsement of CERES

         -        Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

         - The company's level of disclosure lags that of its competitors, or

         - The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

         - The nature of the company's business and the percentage affected

         -        The extent that peer companies are recycling

         -        The timetable prescribed by the proposal

         -        The costs and methods of implementation

         - Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

         - The nature of the company's business and the percentage affected

         - The extent that peer companies are switching from fossil fuels to cleaner sources

         -        The timetable and specific action prescribed by the proposal

         -        The costs of implementation

         -        The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

         -        The relevance of the issue to be linked to pay

         - The degree that social performance is already included in the company's pay structure and disclosed

         - The degree that social performance is used by peer companies in setting pay

         - Violations or complaints filed against the company relating to the particular social

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

                  performance measure

         - Artificial limits sought by the proposal, such as freezing or capping executive pay

         -        Independence of the compensation committee

         -        Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

         - The company is in compliance with laws governing corporate political activities, and

         - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
                  (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

         - There are serious controversies surrounding the company's China operations, and

         - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

         -        The nature and amount of company business in that country

         -        The company's workplace code of conduct

         -        Proprietary and confidential information involved

         - Company compliance with U.S. regulations on investing in the country

         -        Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

         - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

         - Agreements with foreign suppliers to meet certain workplace standards

         -        Whether company and vendor facilities are monitored and how

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

         -        Company participation in fair labor organizations

         -        Type of business

         -        Proportion of business conducted overseas

         -        Countries of operation with known human rights abuses

         - Whether the company has been recently involved in significant labor and human rights controversies or violations

         -        Peer company standards and practices

         -        Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

         - The company does not operate in countries with significant human rights violations

         - The company has no recent human rights controversies or violations, or

         - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

         - Company compliance with or violations of the Fair Employment Act of 1989

         - Company antidiscrimination policies that already exceed the legal requirements

         -        The cost and feasibility of adopting all nine principles

         - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

         -        The potential for charges of reverse discrimination

         - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

         -        The level of the company's investment in Northern Ireland

         -        The number of company employees in Northern Ireland

         -        The degree that industry peers have adopted the MacBride
                  Principles

         - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

         - Whether the company has in the past manufactured landmine components

         -        Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

         - What weapons classifications the proponent views as cluster bombs

         - Whether the company currently or in the past has manufactured cluster bombs or their components

         - The percentage of revenue derived from cluster bomb manufacture

         -        Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons

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

components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

         -       The information is already publicly available or

         - The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

         - The board composition is reasonably inclusive in relation to companies of similar size and business or

         - The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

         -        The degree of board diversity

         -        Comparison with peer companies

         -        Established process for improving board diversity

         -        Existence of independent nominating committee

         -        Use of outside search firm

         -        History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

         -        The company has well-documented equal opportunity programs

         - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

         - The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

         - The composition of senior management and the board is fairly inclusive

         - The company has well-documented programs addressing diversity initiatives and leadership development

         - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

         - The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

         - Whether the company's EEO policy is already in compliance with federal, state and local laws

         - Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

         - The industry norm for including sexual orientation in EEO statements

         - Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

         -        Board structure

         -        Director independence and qualifications

         -        Attendance at board and committee meetings.

Votes should be withheld from directors who:

         - Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

         - Ignore a shareholder proposal that is approved by a majority of shares outstanding

         - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

         - Are interested directors and sit on the audit or nominating committee, or

         - Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

         -        Past performance as a closed-end fund

         -        Market in which the fund invests

         -        Measures taken by the board to address the discount

         -        Past shareholder activism, board activity

         -        Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

         -        Past performance relative to its peers

         -        Market in which fund invests

         -        Measures taken by the board to address the issues

         - Past shareholder activism, board activity, and votes on related proposals

         -        Strategy of the incumbents versus the dissidents

         -        Independence of directors

         -        Experience and skills of director candidates

         -        Governance profile of the company

         -        Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

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Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

         -        Proposed and current fee schedules

         -        Fund category/investment objective

         -        Performance benchmarks

         -        Share price performance compared to peers

         -        Resulting fees relative to peers

         -        Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

         -        Stated specific financing purpose

         -        Possible dilution for common shares

         -        Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

         -        Potential competitiveness

         -        Regulatory developments

         -        Current and potential returns

         -        Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

         -        The fund's target investments

         -        The reasons given by the fund for the change

         -        The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

         -        Political/economic changes in the target market

         -        Consolidation in the target market

         -        Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

         -        Potential competitiveness

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

         -        Current and potential returns

         -        Risk of concentration

         -        Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

         -        Strategies employed to salvage the company

         -        The fund's past performance

         -        Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

         -        The degree of change implied by the proposal

         -        The efficiencies that could result

         -        The state of incorporation

         -        Regulatory standards and implications.

Vote AGAINST any of the following changes:

         - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

         - Removal of shareholder approval requirement for amendments to the new declaration of trust

         - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

         - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

         - Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

         - Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

         -        Regulations of both states

         -        Required fundamental policies of both states

         -        Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

         -        Fees charged to comparably sized funds with similar objectives

         -        The proposed distributor's reputation and past performance

         -        The competitiveness of the fund in the industry

         -        Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

         -        Resulting fee structure

         -        Performance of both funds

         -        Continuity of management personnel

         - Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

         -        Performance of the fund's NAV

         -        The fund's history of shareholder relations

         -        The performance of other funds under the advisor's management.

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                                   APPENDIX E

                      ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

         - An auditor has a financial interest in or association with the company, and is therefore not independent

         -        Fees for non-audit services are excessive, or

         - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

         - It is intended for financing purposes with minimal or no dilution to current shareholders

         - It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

         -        Historic trading patterns

         -        Rationale for the repricing

         -        Value-for-value exchange

         -        Option vesting

         -        Term of the option

         -        Exercise price

         -        Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

         -        Purchase price is at least 85 percent of fair market value

         -        Offering period is 27 months or less, and

         -        Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                   APPENDIX F

                                   SECTION HH

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS

         These procedures are adopted pursuant to the proxy rules promulgated by 17 C.F.R. Sections 27\4.204(4)-2, 275.204-2 and 270.30b1-4. These procedures will be used by the advisers having to determine how to vote proxies relating to portfolio securities, including the procedures that the Fund uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser; principal underwriter; or any affiliated person of the Fund, its investment adviser, or its principal underwriter.

I.       PROXY VOTING COMMITTEE

         The proxy committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines published by GAMCO in 1988, a copy of which are appended as Exhibit A. The committee will include representatives of Research, Administration, legal, and the adviser. Where a member of the Committee ceases to serve, a replacement will be nominated by the Chairman and voted upon by the entire Committee. As of June 30, 2003. The members are:

         RESEARCH

                  Ivan Arteaga, Research Analyst
                  Joshua Fenton, Director of Research
                  James Foung, Research Analyst
                  Douglas R. Jamieson, Chief Operating Officer
                  William S. Selby, Managing Director
                  Peter D. Zaglio, Chairman, Proxy Committee

         ADMINISTRATION

                  Karyn M. Nappi, Compliance Manager

         LEGAL

                  Stephen DeTore, Deputy General Counsel
                  James E. McKee, General Counsel

         GABELLI FUNDS, LLC.

                  Bruce N. Alpert, Chief Operating Officer
                  Caesar M. P. Bryan, Portfolio Manager

Section HH--Proxy Procedures                                                 HH1
Added July 1, 2003

                  Howard F. Ward, Portfolio Manager

         Peter D. Zaglio currently chairs the committee. In his absence, the Director of Research will chair the committee. Meetings are held as needed basis to form views on the manner in which the advisers should vote proxies on behalf of the shareholders. In general, the research analyst who follows the issuer, using the Proxy Guidelines, will recommend how to vote on each issue. All matters identified by the Legal and Compliance Department as controversial, taking into account matters such as the recommendation of third party services such as ISS, that matter is presented to the Proxy voting committee. If the Legal and Compliance Department or the analyst has identified the matter as (1) one that is controversial, (2) one that would benefit from deliberation by the Proxy Voting Committee or (3) may give rise to a conflict of interest between the adviser and the advisory clients of the firm, the analyst will initially determine what vote to recommend that the adviser should cast.

         For non-controversial matters, the analyst may vote the proxy if (1) the vote is consistent with the recommendations of the issuer's Board of Directors, and not contrary to the Proxy Guidelines; or (2) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the analyst may sign and date the proxy and return them to the Compliance Manager. If the vote is not covered by the Proxy Guidelines and the analyst recommends voting against the issuer's Board of Directors' recommendations, the vote goes before the committee.

         For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any third party research, a summary of any views provided by the Chief Investment Officer and any recommendation by the analyst. At the meeting, the analyst presents his/her viewpoint, and a vote of the committee is taken. If counsel believes that the matter before the committee is one with respect to which a conflict of interest may exist between the adviser and the clients of the adviser, counsel will provide an opinion to committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of advisers may diverge, counsel will so advise and the Committee may make a different recommendation as to each adviser. For any matters that might trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action. Should the vote concerning one or more recommendations be tied in a vote of the committee, the views of the analyst will be followed. The committee notifies the proxy department of the result of the vote and the proxy is voted accordingly.

         Although the Proxy Guidelines express the normal preferences of the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preference set forth in the Proxy Guidelines and will reviewed each matter on its own merits. Written minutes of all proxy meetings are kept on file. The adviser subscribes to the Institutional Shareholder Corporate Governance Service. ISS supplies current information on regulations, trends in proxy voting and information on corporate governance issues. ISS also sponsors seminars and conferences on corporate governance matters.

Section HH--Proxy Procedures                                                 HH2
Added July 1, 2003

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the last-filed Schedule 13D is appropriate.

II. SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If the client has provided special instructions relating to the adviser by voting the proxy on behalf of the client, any special client considerations should be noted on the client profile and disseminated to the proxy department. This is the responsibility of the portfolio manager or sales assistant. In accordance with Department of Labor guidelines, the adviser's policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the adviser will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the adviser will abstain with respect to those shares.

III. CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the portfolio manager/sales assistant:

         - Client profile

         - Legal: James McKee and Stephen DeTore

         - Proxy department: Karyn Nappi

         - Portfolio Manager assigned to the account.

         In the event that the Board of Directors of one or more of the investment companies managed by one of the advisers has retained direct voting control over any security, the Compliance Department will provide each Board Member (Or in the event that the voting has been delegated to a committee of the Board, to the Committee members) with a copy of the proxy statement together with any recommendation by the adviser.

IV. VOTING RECORDS

         The Compliance Department will retain a record of matters voted upon. It will provide to the advisers such voting records as are necessary to fulfill. The adviser's staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

         If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the proxy department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

Section HH--Proxy Procedures                                                 HH3
Added July 1, 2003

         A letter is sent to the custodian of all separate account clients for which the adviser has voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letter to the custodian of all new accounts, along with the trading/DTC instructions. Proxy voting records will be retained in compliance with 17 C.F.R. section 275.204-2.

V. VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of three forms:

- Shareholder Vote Authorization Forms (VAF's) - Issued by ADP. VAF's must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

-    Proxy cards which may be voted directly.

- Proxy cards which are returned to the custodian (usually an outside broker). This is the least efficient method. It is difficult to determine whether our votes are being cast in the manner we directed. There is also a considerable time lag.

2. On the record date, a run is made of all holders of the security for comparison with proxies when they are received. To facilitate the reconciliation process, a copy of any trade corrections occurring between record date minus five and the meeting date should be given to the proxy department by the person making the correction. Any trade that changes the voting status of shares (i.e. from "A" shares to "B" shares) should also be given to the proxy department.

3. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

4. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

5. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Section HH--Proxy Procedures                                                 HH4
Added July 1, 2003

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue
         The rationale for the vote when it appropriate

Records prior to the institution of the PROXY EDGE system include:
         Security name
         Type of Meeting (Annual, Special, Contest)
         Date of Meeting
         Name of Custodian
         Name of Client
         Custodian Account Number
         Adviser or Fund Account Number
         Directors' recommendation
         How the Adviser voted for the client on each issue
         Date the proxy statement was received and by whom Name of person posting the vote
         Date and method by which the vote was cast

- From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

6. Proxy cards/VAF's are marked and copied. Copies are kept alphabetically by security. Records for the current proxy season are located in the Proxy Department office. In preparation for the upcoming season, files are transferred to the La Vigna storage facility during January/February.

7. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP. The Advisers's ADP representative is Andre Carvajal. Her back-up is Gina Bitros. Their supervisor is Debbie Sciallo. A follow-up call is made to verify receipt.

8. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

Section HH--Proxy Procedures                                                 HH5
Added July 1, 2003

- VAF's can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

         -or-

     A call is placed to the custodian bank and a verbal vote is given to the bank and the bank then calls ADP and gives a verbal vote. Because of the increased possibility for errors, this method is only used as a last resort. ADP may not take a verbal vote from the Adviser directly. Written verification of the vote is requested from the custodian.

- When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed or sent by messenger.

10. Two weeks prior to the meeting all custodians who have not yet forward proxy materials are contacted.

11. In the case of a proxy contest, records are maintained for each opposing entity.

12. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

-    Banks and brokerage firms using the services at ADP:

     The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

-    Banks and brokerage firms issuing proxies directly:

     The  bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

- A limited Power of Attorney appointing the attendee an Adviser representative.

- A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The

Section HH--Proxy Procedures                                                 HH6
Added July 1, 2003
     tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

-    A sample ERISA and Individual contract.

-    A sample of the annual authorization to vote proxies form.

-    A copy of our most recent Schedule 13D filing (if applicable).

Section HH--Proxy Procedures                                                 HH7
Added July 1, 2003

                                   APPENDIX A
                                PROXY GUIDELINES

                             PROXY VOTING GUIDELINES

Section HH--Proxy Procedures                                                 HH8
Added July 1, 2003

                            GENERAL POLICY STATEMENT

It is the policy of GABELLI ASSET MANAGEMENT INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Section HH--Proxy Procedures                                                 HH9
Added July 1, 2003

                               BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

-    Historical responsiveness to shareholders

         This may include such areas as:

         - Paying greenmail

         - Failure to adopt shareholder resolutions receiving a majority of shareholder votes

-    Qualifications

-    Nominating committee in place

-    Number of outside directors on the board

-    Attendance at meetings

-    Overall performance

Section HH--Proxy Procedures                                                HH10
Added July 1, 2003

                              SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for auditors.

Section HH--Proxy Procedures                                                HH11
Added July 1, 2003

                           BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Section HH--Proxy Procedures                                                HH12
Added July 1, 2003

                                CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on a annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we will not support attempts to classify the board.

Section HH--Proxy Procedures                                                HH13
Added July 1, 2003

                        INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

-        Future use of additional shares

                  -Stock split

                  -Stock option or other executive compensation plan

                  -Finance growth of company/strengthen balance sheet

                  -Aid in restructuring

                  -Improve credit rating

                  -Implement a poison pill or other takeover defense

- Amount of stock currently authorized but not yet issued or reserved for stock option plans

-        Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Section HH--Proxy Procedures                                                HH14
Added July 1, 2003

                               CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Section HH--Proxy Procedures                                                HH15
Added July 1, 2003

                                CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Section HH--Proxy Procedures                                                HH16
Added July 1, 2003

                     DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of negligence or insider dealing.

Section HH--Proxy Procedures                                                HH17
Added July 1, 2003

                            EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Section HH--Proxy Procedures                                                HH18
Added July 1, 2003

                              FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to a board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Section HH--Proxy Procedures                                                HH19
Added July 1, 2003

                                GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive's average annual compensation.

Section HH--Proxy Procedures                                                HH20
Added July 1, 2003

                            ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Section HH--Proxy Procedures                                                HH21
Added July 1, 2003

               LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

Section HH--Proxy Procedures                                                HH22
Added July 1, 2003

                CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Section HH--Proxy Procedures                                                HH23
Added July 1, 2003

                   MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above are considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Section HH--Proxy Procedures                                                HH24
Added July 1, 2003

                                 MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Section HH--Proxy Procedures                                                HH25
Added July 1, 2003

                                NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Section HH--Proxy Procedures                                                HH26
Added July 1, 2003

                       OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

-        State of Incorporation

-        Management history of responsiveness to shareholders

-        Other mitigating factors

Section HH--Proxy Procedures                                                HH27
Added July 1, 2003

                                   POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Section HH--Proxy Procedures                                                HH28
Added July 1, 2003

                                 REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Section HH--Proxy Procedures                                                HH29
Added July 1, 2003

                               STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

-        Dilution of voting power or earnings per share by more than 10%

-        Kind of stock to be awarded, to whom, when and how much

-        Method of payment

- Amount of stock already authorized but not yet issued under existing stock option plans

Section HH--Proxy Procedures                                                HH30
Added July 1, 2003

                         SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the outstanding shares.

Section HH--Proxy Procedures                                                HH31
Added July 1, 2003

               LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

Section HH Proxy Procedures                                                 HH32
Added July 1, 2003.

                                   APPENDIX G

SUMMARY OF PROXY VOTING POLICY

Marsico Capital Management, LLC ("MCM") adopted a revised proxy voting policy effective March 31, 2003. The revised policy generally provides that:

     - MCM votes client proxies in the best economic interest of clients. Because MCM generally believes in the managements of companies we invest in, we think that voting in clients' best economic interest generally means voting with management.

     - Although MCM will generally vote with management, our analysts will review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, we might decide to vote a proxy against a management recommendation. This would require notice to every affected MCM client.

     - MCM generally will abstain from voting (or take no action on) proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM will not notify clients of these routine abstentions (or decisions not to take action).

     - In unusual circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict and give notice to clients.

     - MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's full proxy voting policy and information about the voting of a particular client's proxies are available to the client on request.

                                   APPENDIX H

                          Wellington Management Company, llp
                          Proxy Policies and Procedures

                          Dated: April 30, 2003

INTRODUCTION              Wellington Management Company, llp Wellington
                          Management Company, llp ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

                          Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

STATEMENT OF POLICIES     As a matter of policy, Wellington Management:

                          1
                          Takes responsibility for voting client proxies only upon a client's written request.

                          2
                          Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

                          3
                          Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country in which it is involved.

                          4
                          Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

                          5
                          Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

                          6
                          Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

                          Wellington Management Company, llp              Page 1

                          Wellington Management Company, llp
                          Proxy Policies and Procedures

                          Dated: April 30, 2003

                          7
                          Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

                          8
                          Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

                          9
                          Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND        Wellington Management has a Proxy Committee,
OVERSIGHT                 established by action of the firm's Executive
                          Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services
                          Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Proxy Group within the Legal Services Department. In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

STATEMENT OF PROCEDURES   Wellington Management has in place certain procedures
                          for implementing its proxy voting policies.

General Proxy Voting      AUTHORIZATION TO VOTE. Wellington Management will vote
                          only those proxies for which its clients have affirmatively delegated proxy-voting authority.

                          RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

                          Wellington Management Company, llp              Page 2

                          Wellington Management Company, llp
                          Proxy Policies and Procedures

                          Dated: April 30, 2003

                          RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

                          RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                          PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

                          - Generally, issues for which explicit proxy voting
                            guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.

                          - Issues identified as "case-by-case" in the Proxy
                            Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

                          - Absent a material conflict of interest, the
                            portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

                          MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.

                          If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will

                          Wellington Management Company, llp              Page 3

                          Wellington Management Company, llp
                          Proxy Policies and Procedures

                          Dated: April 30, 2003

                          resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations      In certain instances, Wellington Management may be
                          unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

                          SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

                          SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                          In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

                          LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY, IMMATERIAL IMPACT, OR EXCESSIVE COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where

                          Wellington Management Company, llp              Page 4

                          Wellington Management Company, llp
                          Proxy Policies and Procedures

                          Dated: April 30, 2003

                          the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

ADDITIONAL INFORMATION    Wellington Management maintains records of proxies
                          voted pursuant to Section 204-2 of the Investment
                          Advisers Act of 1940 (the "Advisers Act"), the
                          Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

                          Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

                          Wellington Management Company, llp              Page 5

[TCW GRAPHICS]

                                   APPENDIX I

                SUMMARY OF PROXY VOTING GUIDELINES AND PROCEDURES
                                   (JUNE 2003)

INTRODUCTION

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as "TCW") act as investment advisors for a variety of clients, including mutual funds. In connection with these investment advisory duties, TCW exercises voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients' holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the "Proxy Committee") and adopted proxy voting guidelines (the "Guidelines") and procedures. The Proxy Committee meets at least once a year to review the Guidelines and other proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, legal and marketing departments. TCW also uses an outside proxy voting service (the "Outside Service") to help manage the proxy voting process. The Outside Service facilitates TCW's voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW's clients) and helps maintain TCW's proxy voting records. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes.

THE GUIDELINES

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW's utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client's investments. With this goal in mind, the Guidelines cover various categories of voting decisions and specify whether TCW will vote for or against a particular type of proposal. In many cases, proxy voting issues will be decided on a case-by-case basis. When issues are to be decided on a case-by-case basis, TCW's philosophy is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW's clients, are best able to determine how best to further client interests and goals. Therefore, when the Guidelines determine that a proposal should be decided on a case-by-case basis, these decisions are typically referred to the portfolio managers, who exercise their best judgment to vote proxies in a manner that will enhance the economic value of clients' assets, keeping in mind the best interests of the beneficial owners. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

The Guidelines and proxy voting procedures are summarized below. Upon request, TCW provides proxy voting records to its clients. These records, which are compiled by the Outside Service, state how votes were cast on behalf of client accounts and show, among other things, whether or not TCW voted in line with management recommendations. TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. The following summary is organized by broad categories of decisions commonly presented to shareholders in the proxy voting process. Within each category, decisions are organized as to whether, according to the Guidelines, TCW votes in favor, votes against, or decides on a case-by-case basis. While the Guidelines provide a basis for making proxy voting decisions, TCW may determine to deviate from the Guidelines on a case-by-case basis in its discretion consistent with its obligations to clients.

CORPORATE GOVERNANCE

TCW Votes in Favor of:

         - Proposals asking that the audit, compensation, and nominating committees be composed exclusively of independent directors

         - Proposals to repeal classified boards and elect all directors annually

         - Proposals to restore shareholder ability to remove directors with or without cause

         - Proposals that permit shareholders to elect directors to fill board vacancies

         - Proposals that remove restrictions on the right of shareholders to act independently of management

         - Proposals to allow or make easier shareholder action by written consent

         - Proposals that seek to fix the size of the board

         - Proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments

         - Proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations

         - Proposals that request companies to adopt confidential voting

TCW Votes Against:

         - Directors who, in the determination of TCW or the Outside Service, have compiled an insufficient attendance record at board and committee meetings during the preceding 12 months, are inside directors who sit on the audit, compensation, or nominating committees, are inside directors where the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees, or take or fail to take certain other actions where the result is deemed adverse to shareholder interests

         - Shareholder proposals requiring directors to own a minimum amount of company stock, limiting the tenure of outside directors,or imposing a mandatory retirement age for outside directors

         - Proposals to eliminate entirely directors' and officers' liability for violating the duty of care

         - Indemnification proposals that expand coverage beyond what is customary

         - Proposals to classify boards of directors

         - Proposals that provide that directors may be removed only for cause

         - Proposals that provide that only continuing directors may elect replacements to fill board vacancies

         - Proposals to eliminate cumulative voting

         - Proposals to restrict or prohibit shareholder ability to call special meetings

         - Proposals to restrict or prohibit shareholder ability to take action by written consent

         - Proposals that give management the ability to alter the size of the board without shareholder approval

         - Management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments

         - Management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations

TCW Decides on a Case-by-Case Basis:

         - Votes on director nominees (other than when a vote is withheld as described above)

         - Shareholder proposals requiring that the positions of chairman and chief executive officer be held separately

         - Shareholder proposals asking that a majority of directors be independent

         - Proposals on director and officer indemnification and liability protection (other than when a vote is withheld as described above)

         - Bundled or conditioned proxy proposals

         - Proposals to establish a shareholder advisory committee

PROXY CONTESTS AND TENDER OFFERS

TCW Votes in Favor of:

         - Reimbursing proxy solicitation expenses in cases where one of the Outside Services recommends in favor of the dissidents

         - Shareholder proposals that ask a company to submit poison pills for shareholder ratification

         - Proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments

         - Shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes

         - Shareholder proposals that would allow significant company shareholders equal access to management's proxy material

TCW Votes Against:

         - Fair price provisions with shareholder vote requirements greater than a majority of disinterested shares

         - Dual-class exchange offers or recapitalizations

TCW Decides on a Case-by-Case Basis:

         - Votes in contested elections of directors

         - Proposals to reimburse proxy solicitation expenses (other than when voting for such a proposal as described above)

         - Proposals to restore or permit cumulative voting

         - Shareholder proposals to redeem a company's poison pill

         - Management proposals to ratify a poison pill

         - Proposals to adopt fair price provisions (other than when a vote is withheld as described above)

         - Restructuring plans that involve the payment of pale greenmail

CAPITAL STRUCTURE

TCW Votes in Favor of:

         - Management proposals to increase common share authorization for a stock split

         - Management proposals to implement a reverse stock split when the number of shares will be proportionally reduced to avoid delisting

         - Proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense

         - Proposals to authorize preferred stock when the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

         - Shareholder proposals to have blank check preferred stock placements submitted for shareholder ratification

         - Management proposals to reduce the par value of common stock

         - Management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms

TCW Votes Against:

         - Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures

         - Proposals authorizing new classes of blank check preferred stock

TCW Decides on a Case-by-Case Basis:

         - Proposals to increase the number of shares of common stock authorized for issue

         - Proposals to implement reverse stock splits that do not proportionately reduce the number of shares authorized for issue

         - Proposals to increase the number of blank check preferred shares

         - Shareholder proposals that seek preemptive rights

         - Proposals to increase common or preferred shares and to issue shares as part of a debt restructuring plan

         - Proposals to create tracking stock

EXECUTIVE AND DIRECTOR COMPENSATION

TCW Votes in Favor of:

         - Shareholder proposals that seek additional disclosure of executive and director pay information

         - Shareholder proposals to have golden and tin parachutes submitted for shareholder ratification

         - Proposals that request shareholder approval in order to implement ESOPs or to increase authorized shares for existing ESOPs

         - Proposals to implement 401(k) savings plans for employees

TCW Decides on a Case-by-Case Basis:

         - Votes with respect to compensation plans

         - Management proposals seeking approval to reprice options

         - Votes on stock-based plans for directors

         - Votes on employee stock purchase plans

         - Shareholder proposals that seek to limit executive and director pay

         - Proposals to ratify or cancel golden or tin parachutes

MISCELLANEOUS ISSUES

TCW Votes in Favor of:

         - Proposals to change a corporate name

         - Proposals seeking improved disclosure in a variety of areas of social concern; e.g., certain environmental and labor issues

TCW Votes Against:

         - Proposals regarding charitable contributions

         - Most shareholder proposals requiring corporate action on matters of social controversy

TCW Decides on a Case-by-Case Basis:

         - Proposals to ratify auditors, considering such factors as the length of time the company has retained the auditor and the amount of non-audit fees the company has paid the auditor during the preceding year

CONFLICT RESOLUTION

It is unlikely that serious conflicts of interest will arise in the context of TCW's proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict does arise, the primary means by which TCW avoids a conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined under the Guidelines to be cast either in favor or against, then TCW will follow the Guidelines and vote accordingly. On the other hand, if a potential conflict of interest arises and the Guidelines are either silent on the matter or provide that such vote should be decided on a case-by-case basis, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW's (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW's), then the Proxy Committee will determine whether such relationship is material to TCW. In making this determination, a conflict of interest will usually not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW's total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to its Outside Service for its independent consideration as to how the vote should be cast.

Second, in recognition of the significance of TCW's philosophy of referring discretionary votes to its portfolio managers, TCW's Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxy votes from TCW clients, on the other hand. If a manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and, as a group, the Proxy Committee will consider and cast the vote.

PROXY VOTING INFORMATION AND RECORDKEEPING

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. To obtain proxy voting records, a client should contact TCW's Proxy Voting Manager. TCW clients will also soon be able to access TCW's proxy voting record on the TCW website.

TCW or the Outside Service will keep records of the following items: (i) TCW's Guidelines and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by the Outside Service, the Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW's response (whether a client's request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or the Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or the Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or the Outside Service will store such records at its principal office.

INTERNATIONAL PROXY VOTING

While TCW utilizes the Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Also, proxy votes against management rarely succeed. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies. In addition, TCW attempts to implement, to the extent appropriate, uniform voting procedures across countries.

                                   APPENDIX J

                              BOSTON ADVISORS, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

I.       INTRODUCTION

         Under the investment management contracts between Boston Advisors, Inc. ("BAI") and most of our clients, the client retains exclusive voting authority over the securities in the client's portfolio and we do not have any role in proxy voting. BAI assumes responsibility for voting proxies when requested by a client, with respect to clients subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and under the Advest Managed Account Consulting Program.

II.      STATEMENTS OF POLICIES AND PROCEDURES

         A. POLICY STATEMENT. The Investment Advisers Act of 1940, as amended (the "Advisers Act"), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe, are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

                  While retaining final authority to determine how each proxy is voted, BAI has reviewed and determined to follow in most instances the proxy voting policies and recommendations (the "Guidelines") of Institutional Shareholder Services, Inc. ("ISS"). ISS will track each proxy that BAI is authorized to vote on behalf of our clients and will make a recommendation to management of BAI as how it would vote such proxy in accordance with the Guidelines. Unless otherwise directed by BAI, ISS will vote on such matters on our behalf in accordance with its recommendations. BAI will monitor the recommendations from ISS and may override specific recommendations or may modify the Guidelines in the future.

                  We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to result in us voting proxies with a view to enhance the value of the securities held in a client's account. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that we believe do not primarily involve financial considerations, we shall abstain from voting or vote against such proposals since it is not possible to represent the diverse views of our clients in a fair and impartial manner. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote.

         B. CONFLICTS OF INTEREST. We review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a "potential conflict"). We perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, it shall promptly report the matter to Mr. Michael J. Vogelzang, our Proxy Voting Committee.

                  Proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest, unless the Proxy Committee has actual knowledge that a routine proposal should be treated as material. Non-routine proxy proposals are presumed to involve a material conflict of interest, unless the Proxy Committee determines that neither BAI nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

                  If Proxy Committee determines that BAI has a material conflict of interest then we shall vote the proxy according to the recommendation of ISS or, if applicable, the client's proxy voting policies. The Proxy Committee also reserves the right to vote a proxy using the following methods:

                         - We may obtain instructions from the client on how
                           to vote the proxy.

                         - If we are able to disclose the conflict to the
                           client, we may do so and obtain the client's consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).

                  We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

         C.       LIMITATIONS ON OUR RESPONSIBILITIES

                  1. Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client's economic interests or the value of the portfolio holding is indeterminable or insignificant.

                  2. Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

                  3.       Special Client Considerations.

                           a. Mutual Funds. We vote proxies of our mutual fund clients subject to the funds' applicable investment restrictions.

                           b. ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

                  4. Client Direction. If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy upon receipt except when doing so would be contrary to the client's economic interests or otherwise imprudent or unlawful. As a fiduciary to ERISA clients, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy. We will, on a best efforts basis, comply with each client's proxy voting policy. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client's interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

         D. DISCLOSURE. A client for which we are responsible for voting proxies may obtain information from us regarding how we voted the client's proxies. Clients should contact their account manager to make such a request.

         E. REVIEW AND CHANGES. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

         F. DELEGATION. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures.

         G. MAINTENANCE OF RECORDS. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC's EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.

         III.     PROXY ISSUES

                  Annex A sets forth certain significant proxy voting proposals and our general guidelines for voting these proposals in a particular manner.

         Version:

                                     ANNEX A


ISS PROXY VOTING GUIDELINES SUMMARY


Following is a concise summary of ISS's proxy voting policy guidelines.

1.       AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

-        Tenure of the audit firm

- Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

-        Length of the rotation period advocated in the proposal

-        Significant audit-related issues

2.          BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:

- Insiders and affiliated outsiders on boards that are not at least majority independent

-        Directors who sit on more than six boards

- Compensation Committee members if there is a disconnect between the CEO's pay and performance

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.       SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.       POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.       MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

- It is intended for financing purposes with minimal or no dilution to current shareholders

- It is not designed to preserve the voting power of an insider or significant shareholder

9.       EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless either of the following conditions apply:

- The plan expressly permits repricing without shareholder approval for listed companies; or

- There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

-        Historic trading patterns

-        Rationale for the repricing

-        Value-for-value exchange

-        Option vesting

-        Term of the option

-        Exercise price

-        Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

-        Purchase price is at least 85 percent of fair market value

-        Offering period is 27 months or less, and

-        Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

- Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards

- Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.      SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

- FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

- AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

                                   APPENDIX K

                             MONTAG & CALDWELL,INC.
                             PROXY VOTING POLICIES

If directed by Client, decisions on voting of proxies will be made by Montag & Caldwell, Inc. ("M&C") in accordance with these guidelines (as amended from time to time). M&C will consider proxies as a client asset and will vote consistently across all client portfolios for which we have voting authority in the manner we believe is most likely to enhance shareholder value.

If M&C is authorized to make decisions on voting of proxies, we will have no obligation to furnish Client any proxies, notices of shareholder's meetings, annual reports or other literature customarily mailed to shareholders.

Once voting authority has been delegated to M&C, Client may not at a later date direct how to vote the proxies. Clients who wish to adhere to a proprietary set of voting guidelines should exercise their right to reserve voting authority rather than delegating this responsibility to M&C.

Should the situation arise where M&C is an investment adviser to a company whose proxy we are authorized to vote, any vote in favor of existing management will be supported by an economic analysis of the impact of the vote on the value of the company's shares.

It is against M&C's policy for employees to serve on the board of directors of a company whose stock could be purchased for M&C's advisory clients.

If M&C is solicited to vote client proxies on an issue that could present a conflict of interest with its clients invested in shares of a mutual fund where M&C is the investment adviser, M&C will, before voting proxies, fully disclose its conflict to the investment company's board of directors or a committee of the board and obtain the board's or committee's consent or direction to vote the proxies.

The following guidelines establish our position on the most common issues addressed in proxy solicitations and represent how we will generally vote such issues; however, all proxy proposals will be reviewed by an investment professional to determine if shareholder interests warrant any deviation from these guidelines or if a proposal addresses an issue not covered in the guidelines.

ROUTINE MATTERS

Routine proxy proposals are most commonly defined as those which do not change the structure, bylaws, or operation of the corporation to the detriment of the shareholders.

M&C will generally support management on routine matters and will vote FOR the following proposals:

        -       Increase in authorized common shares.

        - Increase in authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

        -       Routine election or re-election of directors.

        -       Appointment or election of auditors.

        -       Directors' liability and indemnification.

        -       Time and location of annual meeting.

                                                          Revised February, 2003

                                   APPENDIX K

                             MONTAG & CALDWELL, INC.
                              PROXY VOTING POLICIES

COMPENSATION ISSUES

M&C will review on a case by case basis the following issues:

         -        Compensation or salary levels.

         -        Incentive plans.

         -        Stock option plans.

         -        Employee stock purchase or ownership plans.

SOCIAL ISSUES

Shareholders often submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent.

We will support management in instances where we feel acceptable efforts are made on behalf of special interests of social conscience. The burden of social responsibility rests with management. We will generally vote AGAINST shareholder proposals regarding the following social concerns:

         -        Enforcing restrictive energy policies.

         -        Placing arbitrary restrictions on military contracting.

         - Barring or placing arbitrary restrictions on trade with communist countries.

         - Barring or placing arbitrary restrictions on conducting business in certain geographic locations.

         -        Restricting the marketing of controversial products.

         -        Limiting corporate political activities.

         -        Barring or restricting charitable contributions.

         - Enforcing general policy regarding employment practices based on arbitrary parameters.

         - Enforcing a general policy regarding human rights based on arbitrary parameters.

         - Enforcing a general policy regarding animal rights based on arbitrary parameters.

         -        Placing arbitrary restrictions on environmental practices.

BUSINESS PROPOSALS

Business proposals are resolutions which change the status of the corporation, its individual securities, or the ownership status of these securities. We believe it is in the best interest of the shareholders to support managements who propose actions or measures that are supported by existing corporate laws, or have legal precedence as common practice in corporate America.

                                       2                  Revised February, 2003

                                   APPENDIX K

                             MONTAG & CALDWELL, INC.
                              PROXY VOTING POLICIES

We will generally vote FOR the following proposals as long as the current shareholder position is either enhanced or preserved:

         -        Changing the state of incorporation.

         -        Mergers, acquisitions, dissolvement.

         -        Indenture changes.

         -        Changes in Capitalization.

SHAREHOLDER GOVERNANCE

These are issues that address the status of existing rights of shareholders and proposals which tend to transfer those rights to or from another party.

We will generally vote FOR the following management proposals:

         - Majority approval of shareholders in acquisitions of a controlling share in the corporation.

         -        Staggered board of directors.

         - Provisions which require 66-2/3% shareholder approval or less to rescind a proposed change to the corporation or amend the corporation's by-laws.

We will generally vote AGAINST the following management proposals:

         - Super-majority provisions which require greater than 66-2/3% shareholder approval to rescind a proposed change to the corporation or to amend the corporation's by-laws.

         - Fair-price amendments which do not permit a takeover unless an arbitrary fair price is offered to all shareholders that is derived from a fixed formula.

         - The authorization of a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

         - Proposals which do not allow replacements of existing members of the board of directors

We will generally vote FOR shareholder proposals which:

         - Propose or support a majority of independent directors and or independent audit, compensation, and nominating committees

         - Rescind share purchase rights or require that they are submitted for shareholder approval to 66-2/3% or less.

         -        Eliminate pension and benefit programs for outside directors.

                                       3                  Revised February, 2003

                                   APPENDIX K

                             MONTAG & CALDWELL, INC.
                              PROXY VOTING POLICIES

We will generally vote AGAINST shareholder proposals which:

         -        Require annual election of directors or specify tenure.

         -        Eliminate a staggered board of directors.

PROXY CONTESTS

Proxy contests develop when discontented shareholders submit a proxy card in opposition to the board of directors, frequently seeking to elect a different slate of directors, often in an effort to effect a decided change in the corporation. Our voting decision in a proxy contest will be in favor of the best interests of the majority of shareholders, our clients, and beneficiaries of the assets which we manage.

ADMINISTRATIVE ISSUES

Proxy voting guidelines will be reviewed annually and approved by the Investment Policy Committee.

M&C will maintain a record of proxy voting guidelines and the annual updates electronically.

M&C has established a Proxy Committee that consists of at least three members of the Investment Policy Committee and includes at least one research analyst and two portfolio managers.

Proxy voting decisions will be made by at least one member of the Proxy Committee within the framework established by these guidelines that are designed to vote in the best interests of all clients.

M&C will maintain a record of any document created by M&C or procured from an outside party that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis of that decision.

M&C will maintain records detailing receipt of proxies, number of shares voted, date voted and how each issue was voted. These records will be available upon request to those clients for whom we have proxy voting responsibility.

M&C will maintain records of all written client requests for information on how M&C voted proxies on behalf of the client and M&C's response to the client's written or verbal requests.

The proxy voting process will be monitored for accuracy. A voting history report is generated by the Supervisor of Information Processing on a monthly basis. This report is provided to the Director of Operations to verify against ballot copies.

The Supervisor of Information Processing will provide the Director of Operations with a quarterly statement that all ballots were received or reasonable steps, under the circumstances, have been taken to obtain the ballots.

Revised June 2003

                                       4                  Revised February, 2003

                                   APPENDIX K

                             MONTAG & CALDWELL, INC.
                              PROXY VOTING POLICIES

                       M&C PROXY VOTING INTERNAL CONTROLS

DOL REGULATORY REQUIREMENTS

The DOL issued an Interpretive Bulletin 94-2 which reiterates and expands the DOL's positions on proxy voting by Investment Managers. In general the Interpretive Bulletin confirms that:

     -    Voting is a fiduciary act under ERISA;

     - Written statements of proxy voting policy or guidelines issued by a plan must be followed by an Investment Manager (unless inconsistent with ERISA);

     -    Records of proxy voting must be maintained;

     -    The Proxy Committee voting should be based on written guidelines;

     - Advisers should take reasonable steps under the circumstances to ensure that the proxies are received.

SEC REGULATORY REQUIREMENTS

The SEC adopted Rule 206(4)-6 and amendments to Rule 204-2, Record Keeping.

This rule and the amendments address an Adviser's fiduciary obligation to its Clients when the Adviser has authority to vote their proxies. Under Rule 206(4)-6, it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Act for an Adviser to exercise voting authority with respect to Client securities, unless:

     - The Adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the Adviser votes proxies in the best interest of its Clients;

     - The Adviser describes its proxy voting procedures to its Clients and provides copies upon request; and

     - The Adviser discloses to Clients how they may obtain information on how the Adviser voted their proxies.

M&C Proxy Voting Internal Controls                                       Page 5

                                   APPENDIX K

                             MONTAG & CALDWELL, INC.
                              PROXY VOTING POLICIES

The record keeping rule requires an Adviser to maintain proxy voting records for a period of five years.

In order to vote proxies in the best interest of Clients, M&C has established proxy voting guidelines that are designed to resolve material conflicts of interest before voting Clients' proxies.

INTERNAL CONTROLS

When voting proxies for Clients pursuant to Client authorization, M&C will consider proxies as Client assets and vote only in the best economic interests of the Client, vote consistently among Clients and avoid individual Client preferences expressed about voting proxies.

     - M&C's ERISA investment advisory agreement discloses that since the account is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), decisions on voting of proxies will be made by the Adviser in accordance with its guidelines (as amended from time to time) unless reserved to the trustee or named fiduciary of Client's Account;

     - M&C's Non-ERISA investment advisory agreement discloses that decisions on voting of proxies will be made by the Adviser in accordance with its guidelines (as amended from time to time) unless reserved to the Client;

     - If M&C is authorized to make decisions on voting of proxies, M&C will have no obligation to furnish Client any proxies, notices of shareholders' meetings, annual reports or other literature customarily mailed to shareholders or to follow instructions or requests from Clients with respect to voting;

     - Procedures are in place to assure that voting policies are in fact applied in voting all Clients' portfolio securities;

     - If, in a particular case, there is an exception made, the reasons for the exception will be documented in the Client file.

RESOLVING CONFLICTS OF INTEREST

     EXAMPLE OF CONFLICT:

     An Adviser manages a pension plan of a company whose management is soliciting proxies. Failure to vote in favor of management may harm the Adviser's relationship with the company.

     M&C'S RESOLUTION:

     Should the situation arise where Montag & Caldwell is an Investment Adviser to a company whose proxy we

M&C Proxy Voting Internal Controls                                       Page 6

                                   APPENDIX K

                             MONTAG & CALDWELL, INC.
                              PROXY VOTING POLICIES

     are authorized to vote, any vote in favor of existing management will be supported by an economic analysis of the impact of the vote on the values of the company's shares.

     EXAMPLE OF CONFLICT:

     An Adviser may have a business or personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

     M&C'S RESOLUTION:

     M&C's Code of Ethics Provides:

         Outside Directorship - It is against M&C's policy for employees to serve on the board of directors of a company whose stock is purchased for M&C's Advisory Clients.

     EXAMPLE OF CONFLICT:

     - An Adviser that is solicited to vote Client proxies approving an increase in fees deducted from mutual fund assets pursuant to a 12b-1 plan has a conflict of interest with its Clients invested in the fund if the fees are a source of compensation for the Adviser.

     The SEC believes that an Adviser to an investment company would satisfy its fiduciary obligations under the Adviser's Act if, before voting proxies, it fully discloses its conflict to the investment company's board of directors or a committee of the board and obtain the board's or committee's consent or direction to vote the proxies;

     -    M&C has addressed Investment Company issues in its Proxy Voting
          Policies.

VOTING CLIENT PROXIES

An Adviser with voting authority has the duty of care that requires an Adviser to monitor corporate actions.

The SEC does not suggest that an Adviser that fails to vote every proxy would necessarily violate its fiduciary obligations. There may even be times when refraining from voting a proxy is in the Client's best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the Client.

POLICIES AND PROCEDURES

The SEC has not mandated specific policies and procedures, therefore, providing flexibility for Advisers to craft policies and procedures suitable to their business and the nature of the conflicts they may face.

M&C Proxy Voting Internal Controls                                       Page 7

                                   APPENDIX K

                             MONTAG & CALDWELL, INC.
                              PROXY VOTING POLICIES

M&C's policy guidelines disclose the department or group of employees that have the responsibility for:

     -    Monitoring corporate actions;

     -    Making voting decisions; and

     -    Ensuring that proxies are submitted timely.

These departments and/or employees are as follows:

DEPARTMENTS:

     -    PORTFOLIO MANAGEMENT & RESEARCH

               - Proxy Voting Policies are reviewed on an annual basis and revised when necessary;

               - A member of M&C's professional staff has the responsibility to review corporate actions in order to make the decision on voting company proxies. Proxies are voted in accordance with M&C's voting guidelines that are designed to vote in the best interests of all Clients;

               - If, in a particular case, there is an exception made, the reasons for the exception will be documented.

     -    INFORMATION PROCESSING

               - The voting decision is provided to an Information Processing Assistant to input into ProxyEdge, M&C's proxy voting software;

               - A monthly voting record is provided by the Supervisor of Information Processing to the Compliance Officer to compare the data entered into ProxyEdge database to the proxy ballot;

               - The Supervisor of Information Processing provides a confirmation that reasonable steps were taken to ensure that all ballots are received and voted;

               - Adequate and accurate voting records will be maintained in an electronic file. The records reflect the company and meeting date, the issues voted, how they were voted, number of shares eligible to be voted, and the number of shares voted;

               - Clients are provided, upon request, a record of how M&C voted on behalf of Client.

DISCLOSURES TO CLIENTS

Rule 206(4)-6 requires Advisers to describe their proxy voting policies and procedures to Clients, and

M&C Proxy Voting Internal Controls                                       Page 8

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                                   APPENDIX K

                             MONTAG & CALDWELL, INC.
                              PROXY VOTING POLICIES

upon request, to provide Clients with a copy of those policies. The Adviser must also provide to the Clients, upon request, a disclosure of how the Clients may obtain information from the Adviser on how their proxies were voted.

The description should be a concise summary of the Adviser's proxy voting process rather than a reiteration of the Adviser's policies and procedures.

The Adviser may choose any means to make this disclosure, provided that it is clear, not "buried" in a longer document, and received by Clients within 180 days after publication of Rule 206(4)-6, which is by August 6, 2003.

The SEC release suggests that Advisers could send Clients the disclosure together with a periodic account statement or include it in its brochure (Part II of Form ADV).

Rule 206(4)-6 requires the first disclosure to Clients to be delivered by August 6, 2003.

     - M&C will provide a letter and a disclosure statement of M&C's proxy voting guidelines and policy and procedures and include with the June 30, 2003 Client appraisals. A list of Clients that do not receive calendar quarter-end appraisals will be identified in order to include all Clients with this special mailing. Therefore, this disclosure will be accomplished before August 6, 2003;

     - A certification form will be included in the first required Client disclosure to update the Client records on the delegation of proxy voting authority;

     - Future disclosures will be included in M&C's annual disclosure statement that is provided to Clients within the first calendar quarter of each year. Future Client contracts using M&C's standard contract will include proxy voting disclosures.

RECORD KEEPING REQUIREMENTS - AMENDED RULE 204-2

The amendments to Rule 204-2 require Advisers that vote Client proxies to maintain specified records with respect to these Clients.

Advisers must retain:

     -    Copies of all policies and procedures;

     - A copy of each proxy statement that the Investment Adviser receives regarding Client securities;

     -    A record of each vote cast by the Adviser on behalf of a Client;

     - A copy of each written Client request for information on how the Adviser voted proxies on behalf of the Client, and a copy of any written response by the Investment Adviser to any (written or oral) Client request for information on how the Adviser voted proxies on behalf of the requesting Client;

     - A copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a Client or that memorializes the basis for that decision.

               - M&C maintains a record of proxy voting guidelines and the annual updates in Shared Data;

M&C Proxy Voting Internal Controls                                       Page 9

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                                   APPENDIX K

                             MONTAG & CALDWELL, INC.
                              PROXY VOTING POLICIES

               - A copy of the proxy statements and the record of each vote cast by M&C are maintained electronically;

               - M&C will maintain all Client requests and M&C's response to the Client's written or verbal requests;

               - M&C maintains documents that are material to making a decision on how to vote proxies, or the basis for the decision.

In a companion release, the SEC adopted rules requiring investment companies to publicly disclose how they vote their proxies. The SEC is requiring public disclosure as a means of informing fund shareholders how the fund (or its Adviser) voted proxies on the shareholders' fund.

The investment company is required to publicly disclose how they, or their Advisers, vote their proxies. Public disclosure is unnecessary, however, for Advisers to communicate to their separate managed Clients on how the Adviser has voted that Client's proxies. Moreover, the SEC feels that disclosure of proxy votes by some Advisers would reveal Client holdings and thus Client confidences and have determined not to require Advisers to disclose their votes publicly.

     - M&C's compliance with the Investment Company Act will require disclosure beyond what the SEC has excluded from the Investment Advisers Act;

     - Therefore, M&C will disclose to all Clients M&C's responsibility to publicly disclose how mutual fund Client proxies were voted in the disclosure statement to be mailed on or before August 6, 2003 and thereafter in M&C's disclosure statement SEC Form ADV Part II.

REVIEW

Proxy Voting Policies are reviewed annually by the Proxy Voting Committee. This committee is comprised of investment professionals, including Portfolio Managers and research staff.

Where M&C is an Investment Adviser to a company whose proxy the firm is authorized to vote, any vote in favor of existing management will be supported by an economic analysis of the impact of the vote on the value of the company's shares. A record of the economic analysis will be maintained by the Portfolio Manager in charge of the voting decisions.

The proxy voting process is monitored for accuracy. A voting history report is generated on a monthly basis. This report is provided to the Director of Operations to verify against ballot copies.

During the proxy season, periodic reviews of missing ballots will be monitored and necessary follow-up phone calls will be made, under the direction of the Supervisor of Information Processing.

The Supervisor of Information Processing provides the Compliance Officer with a quarterly statement that all ballots were received or reasonable steps, under the circumstances, have been taken to obtain the ballots.

The Supervisor of Information Processing will inform custodians of the requirement that all proxies be forwarded promptly to M&C.

M&C Proxy Voting Internal Controls                                       Page 10

                                   APPENDIX K

                             MONTAG & CALDWELL, INC.
                              PROXY VOTING POLICIES

A list of Client verbal and written requests and M&C's response to the Client's written or verbal requests will be maintained by the Portfolio Assistant and a copy will be forwarded to the Compliance Officer.

A record of proxy voting guidelines reflecting annual updates are maintained in Shared Data.

Documents that are material to making a decision on how to vote proxies, or the basis for the decision, are maintained by an investment professional responsible for voting decisions.

SEC Form ADV Part II, M&C's disclosure statement, will disclose M&C's proxy voting guidelines and policies and procedures beginning with the 2004 disclosure.

The first required disclosure (by August 6, 2003) will be included in the June 30, 2003 Client appraisal.

Adequate and accurate voting records will be maintained in an electronic file by an Information Processing Assistant. The records will reflect the company and meeting date, the issues voted, how they were voted, number of shares eligible to be voted, and the number of shares voted.

M&C Proxy Voting Internal Controls                                       Page 11

                                   APPENDIX L

                           UBS GLOBAL ASSET MANAGEMENT

                     GLOBAL CORPORATE GOVERNANCE PHILOSOPHY

                                VOTING GUIDELINES

                                       AND

                                     POLICY

                                   VERSION 1.0

                                  28 JULY 2003

                                 FOR US CLIENTS

                           UBS GLOBAL ASSET MANAGEMENT
   GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY - VERSION 1.0

                                TABLE OF CONTENTS

GLOBAL VOTING AND CORPORATE GOVERNANCE POLICY

     A. GENERAL CORPORATE GOVERNANCE BENCHMARKS                               1

     B. PROXY VOTING GUIDELINES - MACRO RATIONALES                            3

     C. PROXY VOTING DISCLOSURE GUIDELINES                                    7

     D. PROXY VOTING CONFLICT GUIDELINES                                      8

                                      i                             28 July 2003


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                          UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                  VERSION 1.0

                 GLOBAL VOTING AND CORPORATE GOVERNANCE POLICY

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the "company" or "companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company. Underlying our voting and corporate governance policies we have three fundamental objectives:

     1. We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

     2. In order to do this effectively, we aim to utilize the full weight of our clients' shareholdings in making our views felt.

     3. As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.

A. GENERAL CORPORATE GOVERNANCE BENCHMARKS

UBS Global Asset Management will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

Policy                                1                             28 July 2003

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                          UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 1.0

PRINCIPLE 1: INDEPENDENCE OF BOARD FROM COMPANY MANAGEMENT

GUIDELINES:

     -    Board exercises judgment independently of management.

     -    Separate Chairman and Chief Executive.

     -    Board has access to senior management members.

     -    Board is comprised of a significant number of independent outsiders.

     -    Outside directors meet independently.

     -    CEO performance standards are in place.

     -    CEO performance is reviewed annually by the full board.

     -    CEO succession plan is in place.

     -    Board involvement in ratifying major strategic initiatives.

     - Compensation, audit and nominating committees are led by a majority of outside directors.

PRINCIPLE 2: QUALITY OF BOARD MEMBERSHIP

GUIDELINES:

     - Board determines necessary board member skills, knowledge and experience.

     -    Board conducts the screening and selection process for new directors.

     - Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

     - Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

     -    Board meets regularly (at least four times annually).

PRINCIPLE 3: APPROPRIATE MANAGEMENT OF CHANGE IN CONTROL

GUIDELINES:

     - Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

     - Any contracts or structures which impose financial constraints on changes in control should require prior shareholder approval.

     -    Employment contracts should not entrench management.

     - Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

Policy                                2                             28 July 2003

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                          UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 1.0

PRINCIPLE 4: REMUNERATION POLICIES ARE ALIGNED WITH SHAREHOLDER INTERESTS

GUIDELINES:

     - Executive remuneration should be commensurate with responsibilities and performance.

     -    Incentive schemes should align management with shareholder objectives.

     - Employment policies should encourage significant shareholding by management and board members.

     - Incentive rewards should be proportionate to the successful achievement of predetermined financial targets.

     - Long-term incentives should be linked to transparent long-term performance criteria.

     - Dilution of shareholders' interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

PRINCIPLE 5: AUDITORS ARE INDEPENDENT

GUIDELINES:

     -    Auditors are approved by shareholders at the annual meeting.

     - Audit, consulting and other fees to the auditor are explicitly disclosed.

     - The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.

     -    Periodic (every 5 years) tender of the audit firm or audit partner.

B. PROXY VOTING GUIDELINES - MACRO RATIONALES

Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

1. GENERAL GUIDELINES

     a. When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.

     b. If management's performance has been questionable we may abstain or vote against specific proxy proposals.

Policy                                3                             28 July 2003

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                          UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 1.0

     c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

     d. In general, we oppose proposals, which in our view, act to entrench management.

     e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

     f. We will vote in favor of shareholder resolutions for confidential voting.

2. BOARD OF DIRECTORS & AUDITORS

     a. Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

     b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

     c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

     d. We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

     e. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

3. COMPENSATION

     a. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

     b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

     c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

     a. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance, is vague, is not in line with market

Policy                                4                             28 July 2003

                          UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 1.0

          practices, allows for option re-pricing, does not have adequate performance hurdles or is highly dilutive.

     b. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.

     c. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

4. GOVERNANCE PROVISIONS

     a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

     b. We believe that "poison pill" proposals, which dilute an issuer's stock when triggered by particular events such as take over bids or buy-outs should be voted on by the shareholders and will support attempts to bring them before the shareholders.

     c. Any substantial new share issuance should require prior shareholder approval.

     d. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

     e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

     f. We generally do not oppose management's recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

5. CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING

     a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

     b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

6. MERGERS, TENDER OFFERS & PROXY CONTESTS

Policy                                5                             28 July 2003

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                          UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 1.0

     a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

7. SOCIAL, ENVIRONMENTAL, POLITICAL & CULTURAL

     a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

     b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.

     c. Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

8. ADMINISTRATIVE & OPERATIONS

     a. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

     b. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

9. MISCELLANEOUS

     a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client's direction.

     b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

Policy                                6                             28 July 2003

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                          UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 1.0

     c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy.

Policy                                7                             28 July 2003

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                          UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 1.0

C. PROXY VOTING DISCLOSURE GUIDELINES

     - Upon request or as required by law or regulation, UBS Global Asset Management will disclose to a client or a client's fiduciaries, the manner in which we exercised voting rights on behalf of the client.

     - Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client's relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately. (See Proxy Voting Conflict Guidelines below).

     - Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Global Chief Investment Officer and regional Legal & Compliance representative.

     - Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company's proxies.

     - Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.

     - In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.

     - We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

     - The Local and Global Chief Investment Officer must approve exceptions to this disclosure policy.

Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

Policy                                8                             28 July 2003

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                          UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 1.0

D. PROXY VOTING CONFLICT GUIDELINES

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global Asset Management has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

- Under no circumstances will general business, sales or marketing issues influence our proxy votes.

- UBS Global Asset Management and its affiliates engaged in banking, broker-dealer and investment banking activities ("Affiliates") have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. [Note:
     Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.]

Policy                                9                             28 July 2003

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                          UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 1.0

E. LOCAL POLICY - UNITED STATES

OUR GLOBAL POLICIES ARE OUR LOCAL POLICIES EXCEPT FOR THE FOLLOWING:

General

UBS Global Asset Management in the United States has adopted and implemented policies and procedures, in accordance with SEC Rule 206(4)-6 under the Advisers Act of 1940, that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). Further, with respect to our mutual fund accounts, our proxy voting policies and procedures accommodate the SEC disclosure requirements for proxy voting by registered investment companies.

For accounts subject to ERISA, we will exercise voting rights in accordance with client directions unless we believe it imprudent to do so. Should we determine it is imprudent to follow an ERISA client's direction, and the client confirms such direction after being notified of our opinion, we will exercise the voting right in the manner we deem prudent.

Proxy Voting Guidelines - Macro Rationales

1.   We do not favor the forced reporting of political contributions.

Proxy Voting Conflict Guidelines

The U.S. Local Corporate Governance Committee will meet to discuss local corporate governance issues and to review proxies where we are aware of conflicts of interests including but not limited to those arising from:

     -    Relationships with clients and potential clients

     -    Banking and investment banking divisions within UBS

Where UBS Global Asset Management is aware of a conflict of interest in voting a particular proxy, the appropriate Local Corporate Governance Committee will be notified of the conflict and the full Local Corporate Governance Committee will determine how such proxy should be voted. If such Committee decides to vote other than in accordance with this Policy, the Committee shall prepare and maintain a written rationale for its vote. (Note: For purposes of this policy, for an entity to be considered a prospective client, there must be a reasonable likelihood it will engage us to manage assets within a reasonable period of time.)

Policy                                10                            28 July 2003

                          UBS GLOBAL ASSET MANAGEMENT
          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 1.0

Policy                                11                            28 July 2003

                                   APPENDIX M

    PROXY VOTING POLICY                                   [GRAPHICS]
                                                    Funds Management, Inc.

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

    1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

    2)  provides the client with this written proxy policy, upon request;

    3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

    4)  matches proxies received with holdings as of record date;

    5)  reconciles holdings as of record date and rectifies any discrepancies;

    6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

    7)  documents the reason(s) for voting for all non-routine items; and

    8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

AMENDED MAY 7, 2003                                                  PAGE 1 OF 9

                                   APPENDIX M

    PROXY VOTING POLICY                                   [GRAPHICS]
                                                    Funds Management, Inc.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. FM votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

         - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities

         - Approval of auditors

         - Directors' and auditors' compensation

         - Directors' liability and indemnification

         - Discharge of board members and auditors

         - Financial statements and allocation of income

AMENDED MAY 7, 2003                                                  PAGE 2 OF 9

                                   APPENDIX M

    PROXY VOTING POLICY                                   [GRAPHICS]
                                                    Funds Management, Inc.

         - Dividend payouts that are greater than or equal to country and industry standards

         - Authorization of share repurchase programs

         - General updating of or corrective amendments to charter

         - Change in Corporation Name

         - Elimination of cumulative voting

II. FM votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

         - Capitalization changes which eliminate other classes of stock and voting rights

         - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

         - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

         - Elimination of "poison pill" rights

         - Stock purchase plans with an exercise price of not less that 85% of fair market value

         - Stock option plans which are incentive based and not excessive

         - Other stock-based plans which are appropriately structured

         - Reductions in super-majority vote requirements

         - Adoption of anti-"greenmail" provisions

III. FM votes against management on the following items, which have potentially substantial financial or best interest impact:

         - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

         - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

AMENDED MAY 7, 2003                                                  PAGE 3 OF 9

                                   APPENDIX M

    PROXY VOTING POLICY                                   [GRAPHICS]
                                                    Funds Management, Inc.

         - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

         - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

         - Elimination of Shareholders' Right to Call Special Meetings

         - Establishment of classified boards of directors

         - Reincorporation in a state which has more stringent anti-takeover and related provisions

         - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

         - Excessive compensation

         - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

         - Adjournment of Meeting to Solicit Additional Votes

         - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

         - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:

    - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

    - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

    - Against offers when there are prospects for an enhanced bid or other bidders

AMENDED MAY 7, 2003                                                  PAGE 4 OF 9

                                   APPENDIX M

    PROXY VOTING POLICY                                   [GRAPHICS]
                                                    Funds Management, Inc.

    - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

         -  Requirements that auditors attend the annual meeting of shareholders

         -  Establishment of an annual election of the board of directors

         - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

         - Mandates that amendments to bylaws or charters have shareholder approval

         -  Mandates that shareholder-rights plans be put to a vote or repealed

         -  Establishment of confidential voting

         - Expansions to reporting of financial or compensation-related information, within reason

         -  Repeals of various anti-takeover related provisions

         -  Reduction or elimination of super-majority vote requirements

         -  Repeals or prohibitions of "greenmail" provisions

         -  "Opting-out" of business combination provisions

         - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation -- committee

II. In light of recent events surrounding corporate auditors and taking into account corporate

AMENDED MAY 7, 2003                                                  PAGE 5 OF 9

                                   APPENDIX M

    PROXY VOTING POLICY                                   [GRAPHICS]
                                                    Funds Management, Inc

governance provisions released by the SEC, NYSE, and NASDAQ, FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

         - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

         - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

         - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

         - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. FM votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

         -  Limits to tenure of directors

         - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

         -  Restoration of cumulative voting in the election of directors

         - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

         - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

         - Proposals which require inappropriate endorsements or corporate actions

         - Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model.

         - Proposal asking companies to adopt full tenure holding periods for their executives.

         - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

AMENDED MAY 7, 2003                                                  PAGE 6 OF 9

                                   APPENDIX M

    PROXY VOTING POLICY                                   [GRAPHICS]
                                                    Funds Management, Inc.

Shareholder Activism

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular

AMENDED MAY 7, 2003                                                  PAGE 7 OF 9

                                   APPENDIX M

    PROXY VOTING POLICY                                   [GRAPHICS]
                                                    Funds Management, Inc.

proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

         1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

         2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

         3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

         4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

         5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

AMENDED MAY 7, 2003                                                  PAGE 8 OF 9

                                   APPENDIX M

    PROXY VOTING POLICY                                   [GRAPHICS]
                                                    Funds Management, Inc.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

AMENDED MAY 7, 2003                                                  PAGE 9 OF 9

                                   APPENDIX N
                                                                 JULY 2003
                        ALLIANCE CAPITAL MANAGEMENT L.P.

                    STATEMENT OF POLICIES AND PROCEDURES FOR
            VOTING PROXIES ON BEHALF OF DISCRETIONARY CLIENT ACCOUNTS

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

ELECTIONS OF DIRECTORS: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

APPOINTMENT OF AUDITORS: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

CHANGES IN CAPITAL STRUCTURE: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

PROPOSALS AFFECTING SHAREHOLDER RIGHTS: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

CORPORATE GOVERNANCE: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

ANTI-TAKEOVER MEASURES: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

EXECUTIVE COMPENSATION: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

SOCIAL AND CORPORATE RESPONSIBILITY: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

PROXY VOTING COMMITTEES

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

CONFLICTS OF INTEREST

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

PROXIES OF CERTAIN NON-US ISSUERS

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

PROXY VOTING RECORDS

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

                                   APPENDIX O

                             ROCKEFELLER & CO., INC.

                      PROXY VOTING POLICIES AND PROCEDURES

GENERAL

         Rockefeller & Co., Inc. ("R&Co.") has adopted and implemented these policies and procedures to ensure that proxies are voted in the best interest of clients in fulfillment of R&Co.'s fiduciary duties and in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act").

         R&Co. has engaged Institutional Shareholder Services, Inc. ("ISS"), an independent third party, to assist with proxy voting. In addition to the execution of proxy votes in accordance with R&Co.'s instructions, ISS also provides R&Co. with corporate governance information, due diligence related to making appropriate proxy voting decisions, vote recommendations and record-keeping services. R&Co., however, retains final authority and responsibility for proxy voting.

         A client may, at any time, retain the right to vote proxies or take action relating to securities held in the client's account, provided the client advises R&Co. of such decision in advance of any proxy vote(s). If a client retains proxy voting authority, R&Co. will instruct the appropriate custodian banks to forward proxy material directly to the client and R&Co. shall have no further responsibility. In certain cases, however, R&Co. may provide administrative services to clients who have retained proxy voting authority, but desire that R&Co. assist with the technical aspects of processing related paperwork and executing the client's voting decision.

         Upon reasonable notice, R&Co. will also adhere to any specific client direction and/or guidelines with respect to proxy voting, even if such direction or guidelines conflict with R&Co.'s proxy voting guidelines.

         Upon request, R&Co. will promptly provide clients with a copy of these policies and procedures as well as information on how R&Co. voted proxies of securities held in their accounts.

PROXY VOTING COMMITTEE AND PERSONNEL

         R&Co.'s Chief Executive Officer will appoint senior representatives from the Investment, Client Advisory Services, Operations and Legal Departments to serve as members of the Proxy Committee (the "Committee") and will designate its Chairman.

         The Committee is charged with the responsibility of administering these policies and procedures, and will meet periodically and as necessary to: (1) oversee the proxy voting process and the implementation of these policies and procedures; (2) make voting decisions on proxy resolutions that are to be considered on a "case-by-case" basis in

                                                          Approved: July 8, 2003
accordance with R&Co.'s Proxy Voting Guidelines; (3) consider matters of a non-routine or unusual nature, including any material conflict of interest presented in connection with a pending vote; (4) assure that the wishes of clients who have provided voting guidelines to R&Co. have been followed; (5) review and periodically update R&Co. voting guidelines; (6) arrange for the necessary voting and other records to be maintained in accordance with applicable regulatory requirements; and (7) review the services of any third party engaged by R&Co. to assist with proxy voting.

         The Committee will designate a Voting Delegate and one or more Proxy Administrators who will be responsible for the day-to-day administration of these policies and procedures, and who will report periodically to the Committee (see Exhibit A).

PROXY VOTING GUIDELINES

         R&Co. has established two sets of proxy voting guidelines: (1) a general set that governs the voting for clients not making a contrary election; and (2) a socially responsive set to be applied upon client request. Both guidelines share the same philosophy with respect to corporate governance issues and consider the future appreciation of the investment as a primary concern. The guidelines, however, differ somewhat on social issues. For example, the general guidelines set forth specific governance preferences and a more detached approach to social issues. The socially responsive guidelines take a more specific and proactive stance on social issues.

         R&Co. does not automatically vote for or against any class of resolutions, but rather follows a list of preferences. On governance issues, the two sets of guidelines share a preference for resolutions that increase disclosure and reporting and that enhance the transparency of decision-making without placing an undue burden on the company or requiring the disclosure of proprietary or competitive information. In addition, both guidelines favor proposals that:

         -        Preserve and enhance the rights of minority shareholders;

         -        Increase the Board's skill base; and

         -        Increase the accountability of both the Board and management.

         In connection with the Socially Responsive Voting Guidelines, R&Co. looks for progress and leadership from companies. R&Co. also believes that good citizenship is good business and that encouraging companies to improve their social responsiveness can lead to improved financial performance.

         R&Co.'s current proxy voting principles and guidelines are attached as Exhibit B.

PROXY VOTING LIMITATIONS

         R&Co. will not vote proxies in countries that engage in "share blocking" -- the practice of prohibiting investors who have exercised voting rights from disposing of their

                                                          Approved: July 8, 2003
shares for a defined period of time. R&Co. will also not vote in cases where a proxy is received after the requisite voting date or with respect to specific proposals that are incoherent or that would entail extensive and uneconomic investigation or research.

CONFLICTS OF INTEREST

         The Voting Delegate will be responsible for assessing the extent to which a proxy raises a material conflict between R&Co.'s interests and those of the client. Examples of a potential conflict may include situations where R&Co. and/or its employees have business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships.(1) Whether such a conflict is "material" may depend on the number of shares held in R&Co. client accounts and the ability of those shares to have a meaningful impact on the relevant proxy vote, or with respect to business relationships, the amount of revenue received by R&Co.

         Due to the nature of R&Co.'s business and structure, it is unlikely that a material conflict of interest will arise in voting the proxies of public companies, because R&Co. does not engage in investment banking, or manage or advise public companies. However, R&Co. does act as sub-advisor to certain registered mutual fund portfolios and has a few affiliated persons who sit on the Board of Directors of public companies. In the event a material conflict of interest does arise, however, it will be resolved in the best interest of clients. In such a case, the Voting Delegate will advise the Committee, and will generally vote the proxy based upon the recommendation of ISS. If the Committee determines to resolve the conflict in a different manner, that approach will be documented.

PROXY VOTING PROCEDURES

         The current procedures for voting client proxies are attached as Exhibit C.

RECORDKEEPING

         R&Co. must maintain the following proxy voting records pursuant to the Advisers Act: (1) a copy of its proxy voting policies and procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast;
(4) a copy of any document created by R&Co. that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and R&Co.'s written response to any (written or oral) client request for such records. R&Co. relies on ISS for the records specified in (2) and (3) above. Proxy voting records will be maintained by the Proxy Administrator for a period of five years.

--------------
(1) Certain trustees of the Rockefeller Family Trust and certain members of R&Co.'s Board of Directors and Audit Committee also serve as directors and/or officers of public companies, the securities of which may be held in R&Co. client portfolios from time to time.

                                                          Approved: July 8, 2003

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                                                                       EXHIBIT A

PROXY VOTING COMMITTEE

Jeffrey P. Davis, Chair
Joel I. Cohen
Yvette M. Garcia
Farha-Joyce Haboucha
David F. Pagliaro

VOTING DELEGATE

Farha-Joyce Haboucha

PROXY ADMINISTRATORS

Linda M. Roberts
Sheila A. Wilson

                                                          Approved: July 8, 2003

                                        1

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                                                                       EXHIBIT B

Voting Principles & Guidelines (Version 1.0)

Policy

Rockefeller & Co., Inc. seeks to assure that proxies are regarded as assets of portfolios subject to the same fiduciary standards as other plan assets. In essence, this means that all proxies will be voted in an informed and timely fashion on behalf of the "owners," our clients.

Perspective for Governance Voting Policies

We believe that even when we support management and hold them in high esteem, we recognize that the interests of shareholders are not always identical to those of management. We also believe that an effective proxy system serves as an important check on mismanagement and corruption. In cases where a shareholder votes against management or withholds a vote, success is not determined by "winning." Even a relatively small opposition vote puts management on notice that an issue must be dealt with. This is also a way for shareholders to communicate with the board and management.

Most proxies address questions of corporate governance. (Others address the social role of corporations and are dealt with separately for clients with SRI portfolios.) The guidelines given here are the results of research and consultation into the practices of other organizations regarded as active shareholders, notably TIAA-CREF and CalPERS, and from the Principles of Corporate Governance published by OECD.(1) Like these, ours are regarded as minimal standards, not as "best practices" or directional targets. At the same time, they admit of a degree of flexibility in the sense that no standard can hope to apply to all industries in all parts of the globe or even to companies at different stages of their life cycle. The financial sustainability of the company remains the focus of the final judgment. Exceptions to these guidelines can be made if there is a consensus among the shareholders that an exception is warranted and in the best interest of the shareholders.

--------------
(1) TIAA-CREF Policy Statement on Corporate Governance
(www.tiaa-cref.org/governance), U.S. Corporate Governance Principles (www.calpers-governance.org/principles), and OECD Principles of Governance (OECD Publications, Paris 1999). All quotations in this document, except for that of Arthur Levitt, are from the OECD Principles and are used with permission.

                                                          Approved: July 8, 2003

Overview

At Rockefeller & Co., we have two sets of proxy voting guidelines, a general policy that governs the voting of the majority of the clients, and a socially responsive one administered by the Socially Responsive Investing Department for clients who request it. They share the same philosophy and guidelines with respect to corporate governance issues and differ somewhat on social issues. Both consider the future appreciation of the investment as their primary concern. The general policy lays out specific governance preferences and a more detached approach to social issues. The socially responsive policy takes a more specific and proactive stance on the social issues.

We do not automatically vote for or against any class of resolutions, but rather have a list of preferences. On governance issues, the two policies share a preference for resolutions that increase disclosure and reporting and enhance the transparency of decision making without placing an undue burden on the company or requiring the disclosure of proprietary or competitive information. In addition, they favor proposals that:

         -        Preserve and enhance the rights of minority shareholders.

         -        Increase the Board's skill-base.

         -        Increase the accountability of both the Board and management.

The Rockefeller & Co., Inc. General Guidelines are based on three underlying principles, which we believe are fundamental to financial viability.

         1. The primacy of shareholders and the recognition of the standing of other stakeholders

         2. The independence of the Board of Directors and its duty to represent the shareholders, including minority shareholders

         3. The transparency of and accountability for corporate decision-making

It is important to bear in mind that these guidelines are meant to be used in evaluating individual proxy proposals. They are not meant as a comprehensive guide for assessing a corporation or an industry. In a typical case, only one or two of these guidelines will be relevant to a particular decision.

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                                        2

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                            GENERAL VOTING PRINCIPLES

Principle 1 -- The Rights of Shareholders

The shareholders are the owners of the enterprise and, as such, have certain rights and responsibilities that derive from the proprietary interest. In deciding whether to support or oppose a proxy proposal, Rockefeller & Co., Inc. will seek to assure itself that the proposal is consistent with the following guidelines:

1. Basic shareholder rights as provided by law are scrupulously maintained, especially those dealing with the timely disclosure of material information and participation in general shareholder meetings.

2. Shareholders have the right to participate in decisions "concerning fundamental corporate changes" affecting the company's governing documents, the authorization of new shares and the sale of the company.

3. "Within any class, all shareholders should have the same voting rights." Any capital structure that enables any class of shareholders to exercise control disproportionate to its equity ownership must be fully and repeatedly disclosed.

4. We will oppose the repricing of underwater options unless there are conclusive reasons for repricing that will benefit all shareholders.

5. We will oppose the adoption of anti-takeover provisions, including the issuance of new shares, poison pills, greenmail and golden parachutes.

6. Merger and acquisition proposals must be fully disclosed and clearly outlined so that investors can make appropriate decisions. "Transactions should occur at transparent prices" that are fair to all classes of shareholders.

7. We will oppose supermajority-voting requirements that limit the rights of minority investors.

8. Companies must have and enforce strong policies against insider trading and conflicts of interest. Employees and directors must disclose any private material interest in any transaction affecting the corporation.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

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                                        3

We will generally vote in favor of the following proxy resolutions:

         - Shareholder right to call special meeting - so that shareholders do not need to wait until the next annual meeting to call a meeting.

         - Shareholder ability to act by written consent - written consent allows shareholders to carry out shareholder action without waiting until the annual meeting or calling a special meeting.

         - Fair price provisions are intended to deter two-tier tender offers in which shareholders who tender their shares first receive a higher price for their shares than other shareholders.

         - Confidential voting - many companies' proxies bear the name of the shareholder, allowing companies to learn who voted how in corporate elections. Confidential voting is necessary to maintain a proxy voting system that is free of pressure.

         - Identification of proponents - shareholders have asked management to identify proponents of all shareholder resolutions.

         - Equal access to proxy - to ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.

We will generally vote against these proxy resolutions:

         - Restrict or prohibit shareholder right to call special meeting.

         - Restrict or prohibit shareholder ability to take action by written consent.

         - Adoption of anti-takeover provisions, including new shares, poison pills, greenmail and golden parachutes, because these actions may discriminate against shareholders.

Principle 2 - Composition and Responsibilities of the Board of Directors

The Board is elected by the shareholders and its primary responsibility (and fiduciary obligation) is to act in their interest. To fulfill its duties, the Board must have a broad mandate. In his remarks at the Financial Reserve Bank of New York, December 21, 2001, Arthur Levitt defined this mandate as follows:
"Boards must understand a company's operations - top to bottom. They must demonstrate a keen interest in hunting

                                                          Approved: July 8, 2003
down problems, and a genuine determination in finding solutions. They must see both the snapshot picture and the panoramic view. They must strive to reconcile long term objectives with short term goals. Above all else, directors must ask tough questions - the kind that make management think harder and auditors dig deeper." This high degree of oversight responsibility leads us to the following guidelines for evaluating Board-related proposals, such as those enumerated below:

1. The Board should have formal procedures to assure that neither any of its members nor any officer of the corporation has a conflict of interest or engages in related party transactions. No director or officer or family member of such a person should serve as a consultant or service provider to the company.

         The functions of the Board should include:

            a) Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans, the setting of performance objectives, monitoring implementation and corporate performance, overseeing major capital expenditures, acquisitions and divestitures.

            b) Selecting, compensating, monitoring and, when necessary, replacing key executives and overseeing succession planning.

            c) Monitoring the effectiveness of the governance practices under which it operates and making changes as needed.

            d)    Overseeing the process of disclosure and communications.

2. In general, we support the shareholder-mandated election of all directors on an annual basis, and oppose the use of staggered elections as a tool for preventing a takeover. In special circumstances, where there is a clear benefit to shareholders, we will support a staggered-system on the condition that shareholders have the ability to remove directors without cause.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

            - Separate Chief Executive Officer and Chairman positions - so that there is clear leadership for Board development and independence.

            - Annual election of Board of Directors - allows shareholders opportunity to vote on the performance of the entire Board each year.

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                                        5

            - Shareholders to elect auditors - given the rash of accounting irregularities that were not detected by auditors or audit panels, shareholder ratification is an essential step in restoring investor confidence.

            -     Independent audit committee

            -     Independent compensation committee

            -     Independent nominating committee

            - Authorization of additional common stock necessary to facilitate a stock-split. Also, if a company is seeking to increase shares by more than 100% of current authorized shares, the company will be asked to provide a specific purpose for the additional shares.

            - Board monitors long-term strategic plan - implementing and reviewing major plans of action, such as capital expenditure outlays, overseeing mergers, liquidations, etc. and planning for succession.

            - Mandatory share ownership - executives and directors should own stock in the companies on whose Board they sit.

            - Limit liability of directors - indemnification permits companies to reimburse officers and directors for expenses they incur as a result of being named as defendants in lawsuits brought against the company. Without this provision, most companies would be unable to attract the most qualified individuals to their Boards.

            - Proposals to request reports on legal expenditures incurred with respect to legal compliance/lawsuits.

We will generally vote against these proxy resolutions:

     - Proposals that give management ability to alter size of Board without shareholder approval, usually as a cost-cutting measure; these costs are relatively small, and considerations other than size should be weighed.

     - Authorization of additional shares for purpose of poison pill or other takeover defense.

     - Black check preferred - creation of stock with a fixed dividend and preferential claim on company assets relative to common shares for purpose of a takeover defense.

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                                        6

     - Dual classes of stock - to maintain corporate control in the hands of a certain group of shareholders, companies seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

We will generally vote these proxy resolutions on a case-by-case basis:

     - Classified/staggered Board of Directors - on this type of Board, directors are divided into separate classes (usually 3) with directors in each class elected to overlapping 3-year terms. Classified Boards make it difficult to change control of the Board through a proxy contest since it would take 2 years to gain control of a majority of Board seats.

     - More democratic elections - shareholders have requested that there be more director nominees than there are seats to be filled during a Board election, thereby allowing shareholders to choose candidates that would more accurately represent their interests.

     - Change annual meeting date - corporations with large numbers of shareholders should move their annual meetings around the country so that their owners have an opportunity to participate in person.

     - Changes to charter or by-laws with decisions resting on whether proposed changes are in shareholders' best interests.

     - Cumulative voting - gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares.

     - Supermajority-vote requirements - a company's by-laws require a level of voting approval in excess of a simple majority (generally require at least 2/3 affirmative vote for passage of issues).

     - Non-financial effects of merger - gives Board right to reject a tender offer on grounds it would adversely affect the company's stakeholders.

     - Proposal to opt-out of state anti-takeover laws - strategy for dealing with a particular state's anti-takeover laws.

     - Proposal to limit tenure of directors by requiring retirement at a reasonable age of 70-72 is supported. In general, corporate directors may stand for reelection indefinitely, although opponents believe this practice does not inject new perspectives into the board room; proponents believe continuity is important to corporate leadership and will find alternative ways to add diversity to the Board.

     -    Board to include independent director with quality control experience
          - Board with this experience would be more equipped in dealing with plant violations that

                                                          Approved: July 8, 2003
          could reduce substantial fines. In the pharmaceutical industry, quality control and good manufacturing practices are critical as product quality problems can turn into product safety concerns.

Principle 3 - Compensation

A standing compensation committee of the Board must be responsible for the compensation policy of the corporation. Such policies must be written to protect the shareholder from the conflict of interest inherent in the practice of managers and directors using shareholder money to compensate themselves. Shareholders should not be diluted without their approval. All plans that grant options or award stock to officers or directors must be approved by the shareholders. In general, shareholder approval should be sought also for plans that grant options to non-officers and directors.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

     - Adopt policy that some portion of future stock option grants to senior executives be performance-based.

     -    Expense option value at time of grant.

     - The Board should establish a requirement that all members have and maintain a material investment in the common stock of the company.

     - Directors should be compensated for their efforts through a combination of cash and stock, with the latter being the predominate element.

     - Disclose salaries of CEO, executive and management - to determine whether executive compensation is excessive. Shareholders feel there has been an inverse correlation between very high CEO pay and long-term stock performance. ,

     - Employee Stock Ownership Plans (ESOPs) to promote active employee ownership, attract and retain higher quality employees, create more employee wealth and achieve sustained superior performance.

We will generally vote against these proxy resolutions:

     - Executive compensation for CEO, executive and management if the compensation does not reflect the economic and social circumstances of the company (i.e. during layoffs, downsizing, etc).

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                                        8

     - Stock option plans that, in total, offer greater than 1% of shares outstanding because of voting and earnings dilution unless the company is growing rapidly.

     - Repricing of options - repricing divides shareholder and employee interests. Shareholders cannot reprice their stock, and option holders should not be treated differently.

     - Stock option plans that have option exercise prices below the marketplace on the day of the grant.

     - Approve extra benefits under Special Executive Retirement Plans (SERPs) - shareholders have criticized Boards that grant retiring executives severance pay packages that significantly exceed the standard benefits granted to other company executives, particularly when the company's financial performance was poor during the executive's tenure.

We will generally vote these proxy resolutions on a case-by-base basis:

     - Repricing of options to benefit rank and file managers (not top management).

Principle 4 - Integrity of Financial Reports

A strong disclosure policy has important benefits for shareholders and is crucial to their ability to vote intelligently. Such as policy influences corporate policy in positive ways and helps to maintain the confidence of capital markets. The basic principle of strong disclosure is an effort to assure that all constituencies of the corporation have timely and accurate information to make informed decisions. We do not support resolutions calling for more disclosure than is necessary or for the disclosure of information that would materially and adversely affect the company's competitive position.

All public statements of the corporation should be in non-technical language appropriate to their audiences and should be free of obfuscation. This is especially important with respect to financial statements, including their footnotes.

Companies should disclose all material risk factors and the steps taken to manage those risks. Risk factors include those arising from the environmental impacts of the company's activities.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

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                                        9

We will generally vote in favor of the following proxy resolutions:

     - Limit consulting by auditors - we vote for this resolution unless management has a compelling business reason to do otherwise on an exception basis.

     - Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for monitoring risk, financial control and compliance with the law.

     - Analyst independence - shareholders request the Board of a securities firm to minimize potential conflicts of interest by creating a compensation structure that does not award or penalize analysts for the impact their recommendations may have on the investment banking business of the firm.

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                                       10

            SOCIALLY RESPONSIVE INVESTING: SPECIFIC VOTING PRINCIPLES

Our general approach to voting social resolutions is based on the belief that corporate social responsibility is a journey, not a destination. We look for progress and leadership from companies and encourage and applaud the first steps on the journey. We also believe that good citizenship is good business and that encouraging companies to improve their social responsiveness will lead to improved financial performance. Given these views, we closely evaluate the merits of proposals, such as those listed below, and consider company-specific information in our decision-making.

Principle 1 - Governance

Over the past decade, corporate governance has been the subject of increasing stakeholder attention and scrutiny as it has become clear that poor governance leads to major abuses. Therefore, we believe the engaged social investor must take an active role in dealing with such topics as Board diversity, independence, compensation and accountability. Through communications with companies and voting proxies, we will generally favor initiatives that seek to increase accountability and transparency or to prevent abuse.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

     - Board diversity - shareholders have asked Boards to make greater efforts to search for qualified female and minority candidates for nomination to the Board.

     - Report on greater commitment to inclusive Boards - shareholders have asked Boards to endorse a policy of Board inclusiveness and to issue reports to shareholders on their efforts to increase diversity on their Boards.

     - Link executive pay to social criteria - shareholders have asked for a report on the feasibility of linking executive pay to non-financial factors, such as social and environmental goals.

     - Freeze executive pay during period of layoffs - layoffs are undertaken as cost- saving measures. Increasing the pay of corporate officers while asking employees to sacrifice is hypocritical, damaging to a company's culture and indicative of poor corporate governance.

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                                       11

     - Request management to provide a race and/or gender pay equity report as well as a report on the ratio between CEO and employee compensation.

     - Adopt pension plan policy - shareholders request companies wanting to shift to cash balance pension plans offer existing participants the option to retain the existing plan.

     - Plant closings - proposals to create or expand relocation programs on the grounds that companies face a moral obligation to relocate dislocated workers.

Principle 2 - Workplace

Increasingly, the workplace is becoming central to the ability of individuals and families to lead fulfilling lives. At the same time, a company's human assets are the ultimate source of its financial value. Globalization and other competitive forces have acted to weaken the bond between employer and employee. Hence, it is more important than ever for companies to offer fair pay and other compensation, safe working conditions and family-friendly benefit programs.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

     - Living wage - employers should compensate their employees with a living wage, which generally refers to a wage that is sufficient for workers to provide a decent standard of living for themselves and their dependents with margins for discretionary spending and saving. Companies should also see to it that the same standards apply to employees of their contractors and suppliers, including agricultural workers. A component of nearly every corporate code of conduct is that such workers be paid at least the legal minimum wage of the country in which they are working, or the prevailing industry wage, whichever is higher.

     - Eliminate exposure to toxic materials and provide clear comprehensive information regarding past exposures and standards of safe use.

     - Take steps against workplace violence - shareholders have asked corporations to develop violence prevention programs in the workplace indicating zero tolerance for workplace violence.

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                                       12

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Principle 3 - Equality Issues

A company and its business partners have a positive obligation to make employment decisions based solely on an individual's ability to perform his or her duties. This includes decisions regarding all terms and conditions of employment, including the hiring process, job assignment, training, discipline and termination of employment. This obligation extends to taking proactive steps to identify discrimination that may not be obvious and to address concerns that may be culturally engrained. Finally, companies should have a long-term commitment to promoting equal opportunity wherever they do business.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

     - Take steps to eliminate workplace discrimination based on age, race, sex, sexual orientation, religion and ethnicity. Companies should adopt written prohibitions against such discrimination.

     - Proposal for glass ceiling review and report - includes identifying and removing barriers that impede the advancement of qualified women of all races and minority men to mid and upper level management jobs.

     - Review/disclose Equal Employment Opportunity (EEO) policy - equal employment opportunity and diversity performance must be measured.

     -    Native American issues and proposals for indigenous peoples' rights
          - we support resolutions that request that management respects the rights of indigenous peoples, avoids exploitation of their natural resources and negotiates fairly with indigenous peoples.

Principle 4 - Energy & Environment

Climate change and its causes are well-accepted scientific facts. The potential consequences - some of which we are seeing already - include more extreme weather, dislocation of agricultural and commercial activities, expansion of desert regions, a rise in sea levels and damaged natural habitats and ecosystems. Companies must recognize the compelling business reasons to reduce emissions of green house gases and other pollutants in order to prevent further ecological harm, improve operational efficiency, save money, reduce compliance costs and avoid legal liability.

                                                          Approved: July 8, 2003

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

     - Develop renewable energy alternatives as well as efficiency plans to meet growing demand for diversified energy sources.

     - Proposal for report on climate change strategy - shareholders have focused attention on electric, utility, oil, manufacturing and insurance companies. Some shareholders have asked companies for reports on policies, programs and progress to date in using benign sources of electricity to reduce carbon emissions. Other shareholders have asked oil, electric utility and manufacturing companies to report on green house gas (GHG) emissions from their operations and products, as well as their progress towards reducing such emissions. Further, property and casualty insurance firms have been asked to report on their exposure to potentially catastrophic risks from natural disaster brought on by worldwide climate changes.

     - Proposal to obtain corporations' annual costs of PCB (polychlorinated biphenyl) contamination remediation. Shareholders have the right to this transparency.

     - Proposal to request companies to phase out PVC (polyvinyl chloride) or phthalate containing medical supplies where safe alternatives are available. Chemicals that pose higher-than-average risk to human health should be discontinued.

     - Proposal to request companies to phase out the sale of mercury thermometers. Mercury is a known neurotoxin - the mercury in the thermometer may be released into the environment and be harmful.

     - Report using Global Reporting Initiative (GRI) Sustainability Guidelines - GRI is an international standard-setting organization for the purposes of providing companies with a set of reporting principles essential to producing a reasonable report and for providing guidance as to report content, including performance against core indicators in six categories (direct economic impacts, environmental, labor practices, human rights, society and product responsibility).

     - Implementation Coalition for Environmentally Responsible Economies (CERES) - asks corporations to conduct environmental audits of their operations, establish environmental management practices and assume responsibility for damages their operations cause to the environment.

     - Social and environmental risk disclosure - request report for a company's polices for managing direct and indirect risks to company's long-term value arising from social and environmental risks.

                                                          Approved: July 8, 2003

     - Proposal for report of financial risks of cyanide leaching - should include a description of potential financial liabilities and risks associated with cyanide leaching and strategy designed to mitigate/eliminate these risks.

     - Proposal for report on nuclear waste storage - companies are responsible for securing their radioactive wastes and for protecting the public.

     - Proposal for report on habitat loss risk - detailing range of potential financial liabilities, specifying community compensation and mitigation of loss of habitat and disclosing policies and management systems in place to avoid and mitigate suck risks in the future.

     - Proposal for report on antibiotics in animal agriculture - to identify amount of antibiotics used and for what purpose as well as enact a plan to source livestock grown without non-therapeutic use of antibiotics.

     - Proposal for animal welfare report seeking information on a company's animal testing and request management develop viable alternatives to animal testing. Companies and their suppliers should meet the highest standards for the humane treatment of animals.

     - Proposal for report detailing risks linked to water use and company's policies for mitigating the impact on the areas of water scarcity.

     - Proposal for report identifying company's pesticides that are exported, yet banned for sale and use in the U.S., or are identified by the Environmental Protection Agency (EPA) as possible human carcinogens and the countries to which these pesticides have been exported.

     - Environmental health and safety (EHS) - shareholders believe that EHS data are important indicators that reflect the overall state of a company's environmental awareness.

     - Proposal to obtain report on company's efforts to adopt a recycling strategy that includes publicly stated goals for beverage container recovery in the U.S.

Principle 5 - Community

Many companies already play an important and positive role in the lives of the communities in which they function. We believe this is necessary because they and the communities are increasingly interdependent at a time when competitive forces are tending to weaken the bonds between them. In general, a company's community obligations are not related to whether or not it sells its products and services to or within the community.

                                                          Approved: July 8, 2003

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

     - Violence on television - shareholders have asked media companies and program sponsors for reports on standards for television program production and mechanisms for monitoring violent programming.

     - Non-discriminatory lending - access to capital is essential to participating in our society and all criteria except objective creditworthiness are suspect.

     - Impact on culturally sensitive areas - shareholders are requesting companies cease their operations on sites of archeological or cultural importance.

     - Insurance companies and economically targeted investments - economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster small business and farms, affordable housing and community development, banks and credit unions. Shareholders have asked for reports outlining how insurers could implement an ETI program.

     - Quality of health care - many communities are concerned about the ability of for-profit health care institutions to provide quality health care. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care.

     - Predatory lending - sub-prime lenders charge notably higher interest rates on consumer, life insurance and home mortgage loans. These lenders can engage in abusive business practices that take advantage of the elderly or economically disadvantaged. Shareholders have asked for the development of policies to prevent predatory lending practices.

     - Redlining - systematic denial of services to an area based on its current economic or ethnic profile. Shareholders have asked management to appraise their lending practices and develop policies to avoid redlining and have also asked insurance companies to develop fair housing policies that would assure adequate homeowner insurance protection in low-income neighborhoods.


 We will generally vote these proxies on a case-by-case basis:

     - Cable companies and pornography - the mainstreaming of pornography has become a serious concern for some shareholders on both social and financial grounds. Shareholders have asked cable companies to outline the business case for their increasing distribution of pornography; review policies governing

                                                          Approved: July 8, 2003
         content decision-making for cable operations; and assess the potential legal issues and financial liabilities posed by possible violation of local obscenity laws and lawsuits from individuals and communities.

Principle 6 - Global Corporate Accountability

Companies with business partnerships throughout the world encounter cultural practices and traditions that vary from region to region and that impact the workplace environment. Multinational companies with operations in these and other countries face the challenge of remaining open to different cultural contexts while avoiding discriminatory practices against employees. The basis for doing so is contained in national and international law, especially the Universal Declaration of Human Rights. Companies need to ensure that their business operations and those of their contractors and suppliers are consistent with these legal principles.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

     - Global set of corporate standards - global corporations need to implement comprehensive codes of conduct and be held to global standards in financial, social and environmental reporting.

     - Adopt/amend vendor/supplier standards - companies should adopt codes of conduct with respect to vendor/supplier labor practices, to report on the compliance with such codes and support independent third-party monitoring.

     - Prohibit child labor - proposal to request company to specify monitoring and compliance efforts to ensure that there is no illegal child or forced labor taking place. Children should not be employed if they are under 15 years of age or the age of completely compulsory education, whichever is younger.

     - Proposal to request sustainability report - which should include company's operating definition of sustainability, review of current policies related to social, environmental and economic sustainability, and summary of long-term plans to integrate sustainability objectives throughout the companies operations.

     - Implement global human rights standards - company should commit itself to the implementation of a code of corporate conduct that incorporates the conventions of the United Nations International Labor Organization
          (ILO) human rights standards. Steps should be taken to enforce them, especially in countries with a record of human rights abuses, such as Colombia, Nigeria, China and Indonesia.

                                                          Approved: July 8, 2003

     - Endorse MacBride Principles - set of fair employment practices that have been set forth to eliminate religious discrimination in Northern Ireland.

     - Implement China Principles - shareholders are concerned about the working conditions in China that fall below basic standards of fair and humane treatment.

     - Mexico - Maquiladoras are facilities operated by U.S. companies just south of the U.S.-Mexico border. Mexican workers are paid a fraction of what their U.S. counterparts earn and are often forced to live in squalor. Shareholders are asking companies to initiate a review of their Maquiladora operations, addressing health and safety and fair employment issues.

     - Review operations in Iran - shareholders are concerned about a company's involvement with states that sponsor terrorism - the Iranian government has actively supported and funded terrorist operations.

     - Loans disguised as trades - shareholders request Board to develop policies that effectively preclude such transactions,

Principle 7 - International and Public Health

The impact of major illnesses such as malaria, HIV/AIDS and tuberculosis on whole populations, as well as issues related to access to health care by poor and underserved populations, have become major issues in recent years. Corporations, especially those engaged directly in health care and agriculture must recognize that their obligations in these areas, and their profits from them, are based on solving problems and not exacerbating them. Companies must take proactive steps to assure fair access to preventative therapeutic products and services.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

     - Proposal for report on genetically modified organisms (GMOs) - identify the risks, financial costs and benefits and environmental impacts of the continued use of products that contain GMOs and cite evidence of long-term safety testing that these products are safe for humans, animals and to the environment.

     - Develop ethical criteria for patent extension - shareholders request the Board develop ethical criteria for extension of patents on prescription drugs and to issue a report on the implications of doing so.

                                                          Approved: July 8, 2003

     - Disclose payments to doctors - transparency in detailing extent and types of payments/incentives/rebates to doctors, pharmacy benefit managers and other pharmaceutical purchasers that are made to influence the selection of a particular drug.

We will generally vote these proxy resolutions on a case-by-case basis:

     - Report on impact of AIDS on operations - shareholders request Board to report on the effect of the health pandemic on the company's operations and its response to the pandemic in Africa.

     - Lower drug prices - many Americans have limited or no practical access to crucial prescription drugs because they are uninsured or underinsured. Shareholders are asking companies to implement and report on price restraint policies for pharmaceutical products.

Principle 8 - Tobacco

Tobacco has long been a major public health menace and tobacco companies have been notably resistant to measures proposed to reduce its consumption, prevent its marketing to minors and restrict its general advertising. In the U.S., anti-tobacco activity has centered on the manufacturers, but retailers, insurers and health care businesses are also a part of the equation. We do not buy the securities of tobacco manufacturers, although we do occasionally receive them in new portfolios.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

     - Proposal to ask companies not to invest in the stocks of tobacco companies or to divest holdings.

     -    Proposal to make facilities smoke-free to promote public health.

     - Proposal to develop policies and practices that would ensure cigarette advertising is not manipulative or misleading; assure that tobacco ads are not youth friendly; and assess the financial impact of refusing to run tobacco ads.

     - Proposal to ensure no cigarette sales to youth and proposal to request Board to establish committee to determine ways to ensure company is not involved with selling cigarettes over the Internet that may enable youth to have illegal access to tobacco products.

                                                          Approved: July 8, 2003

     - Compensate tobacco disease victims - shareholders request management to develop a fair plan for compensating customers who have developed lung cancer and other smoking-related diseases.

     - Inform customers of light cigarette risks - shareholders request Board to find ways to inform customers about the actual health risks of smoking light and ultra light cigarettes.

     - Proposal to review worldwide corporate policies aimed at discouraging smoking among young people and report the results of that review.

     - Proposal for disclosure of smoking hazards and the harmfulness of second hand smoke be inserted into every package of cigarettes.

     - Proposal for Board to adopt a policy of reducing nitrosamines in chewing tobacco and similar products.

     - Review/report on tobacco smuggling - shareholders request Board establish a committee of independent directors to determine the extent of the company's past or present involvement with tobacco/cigarette smuggling throughout the world.

Principle 9 - Militarism

We have specific guidelines relating to investments in companies in which a significant portion of revenue derives from the sale of military products (not including the sale of conventional civilian products). We are generally opposed to the expenditures for weapons and weapon systems.

In line with these principles, we will use the following guidelines to vote proxy resolutions.

We will generally vote in favor of the following proxy resolutions:

     - Proposal to report on foreign offset agreements - shareholders request companies to disclose all promises made to foreign governments of foreign firms in connection with foreign military sales, intended to offset their U.S. dollar cost of weapons purchased by foreign nations.

     - Proposals calling for reports on military sales, conversion of military production to civilian purposes and diversification plans to civilian production.

     - Handgun sales - violence in the U.S. has become a major concern. Restricting easy access to guns is one way of reducing the possibility of gun violence. We

                                                          Approved: July 8, 2003
          support resolutions that ask certain mainstream retail companies to stop selling handguns and related ammunition, and to return all handgun inventories and ammunitions to their manufacturers.

     - Burma - the Burmese military dictatorship has been accused of serious, on-going human rights violations. Since Burma's economy is almost entirely government controlled, corporations operating there inevitably provide financial support to the military regime. Shareholders are asking for reports on corporate operations in Burma and demanding companies terminate all operations there.

     - Weaponization of space - shareholders request Board to provide a report describing aspects of company's involvement in space-based weaponization, as well as report on its involvement in ballistic missile defense.

Looking forward

Corporate governance is a set of evolving understandings and has recently gained momentum for a variety of reasons, including the blatantly inadequate performance of some highly visible Boards. We look forward to developments in three areas:

     - The integration of many of the common objectives of corporate governance and socially responsive investing.

     -    The development of credible "best practices" standards of governance.

     - The creation of meaningful cost/benefit analytic techniques for assessing such standards.

                                                          Approved: July 8, 2003

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                                                                       EXHIBIT C

                             PROXY VOTING PROCEDURES

A.       ISS PROXY VOTING PROCESS (R&CO. VOTING AUTHORITY)

1. Based upon information provided by the Client Advisory Services Department in connection with new account openings or routine account maintenance, Portfolio Operations will code client accounts on RockIT(TM) to indicate whether or not R&Co. has proxy voting authority and, if yes, whether the R&Co. General Voting Guidelines or Socially Responsive Voting Guidelines apply.

2. The Voting Delegate will provide ISS with a copy of R&Co.'s proxy voting principles and guidelines, as well as any future updates.

3. Portfolio Operations will provide holdings information to ISS on a weekly basis for those accounts that R&Co. has proxy voting authority and that are custodied at JP Morgan Chase Bank. Holdings information for these accounts will be generally separated into two blocks: (a) R&Co. - General; and (b) R&Co.
- Socially Responsive. Additional blocks may be established from time to time to accommodate specific client proxy voting issues, or for administrative efficiency. Holdings information for accounts custodied at other banks and for which R&Co. has proxy voting authority will be sent to ISS directly by such bank.

4. For the accounts where R&Co. has proxy voting authority, Portfolio Operations will instruct the custodians to forward proxies to ISS directly. ISS is responsible for reconciling the holdings information provided by R&Co. and the other custodians with the actual proxies received from the custodians.

5. ISS posts meeting and record date information and delivers proxy analyses and recommendations via ProxyMaster(SM), ISS's proprietary electronic delivery system (ProxyMaster.com). The Voting Delegate is responsible for accessing ProxyMaster.com, reviewing the data posted and making the voting decisions in accordance with R&Co.'s guidelines or any specific client request. Prior to vote, the Voting Delegate must assess the extent to which there may be a material conflict of interest between R&Co.'s interests and those of any client. If such a conflict is identified, the Voting Delegate will advise the Committee and generally vote the proxy based upon the recommendation of ISS. The Proxy Administrator will assist the Voting Delegate in the voting process.

6. The Proxy Administrator will periodically obtain reports from ISS to review the record of proxy voting and to ensure that ISS is properly executing client proxies. Any material deviations will be promptly reported to the Committee.

                                                          Approved: July 8, 2003

B.       PROXY VOTING PROCEDURES FOR CERTAIN ACCOUNTS (R&CO. NO VOTING
AUTHORITY)

1. In cases where clients have retained proxy voting authority, Portfolio Operations will instruct the appropriate custodians to forward proxy material directly to the client.

2. If a client has retained proxy voting authority, but desires R&Co.'s assistance in the process, the Proxy Administrator will be responsible for processing related paperwork and recording voting decisions for those accounts (the "Special Accounts"). The Client Advisory Services Department or other relevant staff will assist the Proxy Administrator in this regard.

     - All proxies related to the Special Accounts will be forwarded to the Proxy Administrator. Upon receipt of a proxy, the Proxy Administrator will print a holdings report for the account to confirm the number of shares held and other relevant details.

     - The Proxy Administrator will coordinate with the Client Advisory Services Department or other relevant staff to obtain the client's instructions with respect to the proxy vote.

     - The Proxy Administrator will complete the proxy based upon the client's instruction and return the proxy to the relevant proxy service representing the issuer. A proxy may be voted by fax, email or telephone in order to meet a deadline.

     - In lieu of the above-described manual process and for purposes of enhancing administrative efficiency, R&Co. may, in certain cases, forward to ISS the holdings information for the Special Accounts in a separate block and execute the client's voting decisions via ProxyMaster(SM). The Proxy Administrator and Client Advisory Services personnel will coordinate in this regard.

                                                          Approved: July 8, 2003

                                   APPENDIX P

                                POLICY STATEMENT

Caywood-Scholl Capital Management LLC ("Caywood-Scholl") exercises our voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by Caywood-Scholl on behalf of its clients are not biased by other clients of Caywood-Scholl. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

A Proxy Committee, consisting of investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these guidelines. These guidelines also apply to any voting rights and/or consent rights of Caywood-Scholl, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will make a final vote decision.

                                VOTING PROCEDURE

The voting of all proxies is conducted by the Proxy Coordinator, a senior portfolio manager of Caywood-Scholl, in accordance with these guidelines. In situations where these guidelines do not give clear guidance on an issue, the Proxy Coordinator will, at his or her discretion, consult the Proxy Committee or Legal Counsel for a final vote decision.

Caywood-Scholl
Proxy Voting Guidelines                                                June 2003

                         RESOLVING CONFLICTS OF INTEREST

Caywood-Scholl may have conflicts that can affect how it votes its clients' proxies. For example, Caywood-Scholl may manage a pension plan whose management is sponsoring a proxy proposal. In the example, failure to vote in favor of management may harm our or our affiliate's relationship with the company. Given the value of the relationship to us or our affiliate a material conflict of interest may exist in this example even in the absence of efforts by management to persuade us how to vote. Caywood-Scholl may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, Caywood-Scholl may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, Caywood-Scholl shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how Caywood-Scholl resolves such material conflicts of interest with its clients.

                 COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES

Caywood-Scholl shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, Caywood-Scholl may refrain from voting a proxy on behalf of its clients' accounts. Caywood-Scholl may also refrain from voting a proxy when the economic effect on shareholder's interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, Caywood-Scholl may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on Caywood-Scholl's ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Caywood-Scholl
Proxy Voting Guidelines                                                June 2003

                             PROXY VOTING GUIDELINES

                                ORDINARY BUSINESS

ORDINARY BUSINESS MATTERS: CASE-BY-CASE

Caywood-Scholl votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact "other business," will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

                                    AUDITORS

RATIFICATION OF AUDITORS: CASE-BY-CASE

Caywood-Scholl generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

SHAREHOLDER PROPOSALS REGARDING ROTATION OF AUDITORS: GENERALLY FOR

Caywood-Scholl generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

SHAREHOLDER PROPOSALS REGARDING AUDITOR INDEPENDENCE: CASE-BY-CASE

Caywood-Scholl will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

                               BOARD OF DIRECTORS

Caywood-Scholl
Proxy Voting Guidelines                                                June 2003

ELECTION OF DIRECTORS: CASE-BY-CASE

Votes on director nominees are made on a case-by-case basis. Caywood-Scholl favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. Caywood-Scholl also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, Caywood-Scholl may withhold votes from director nominees.

CLASSIFIED BOARDS: AGAINST

Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. Caywood-Scholl generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. Caywood-Scholl will vote FOR shareholder proposals to de-classify the board of directors.

CHANGING SIZE OF BOARD: CASE-BY-CASE

Caywood-Scholl votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

MAJORITY OF INDEPENDENT DIRECTORS ON BOARD: CASE-BY-CASE

Caywood-Scholl considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. Caywood-Scholl generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

MINIMUM SHARE OWNERSHIP BY THE BOARD: AGAINST

Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, Caywood-Scholl does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

Caywood-Scholl
Proxy Voting Guidelines                                                June 2003

ESTABLISH INDEPENDENT NOMINATING COMMITTEE: FOR

Caywood-Scholl votes FOR proposals to establish entirely independent nominating committees. We believe that having an independent Nominating Committee is one way to assure that shareholder interests will be adequately addressed.

LIMIT TENURE OF DIRECTORS: AGAINST

Caywood-Scholl does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION: CASE-BY-CASE

Caywood-Scholl votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. Caywood-Scholl will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, AND if only the director's legal expenses would be covered, Caywood-Scholl may vote FOR expanded coverage.

SEPARATE CHAIRMAN/CHIEF EXECUTIVE OFFICER: CASE-BY-CASE

Caywood-Scholl votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. Caywood-Scholl generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO's decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

DIVERSITY OF THE BOARD OF DIRECTORS: CASE-BY-CASE

Caywood-Scholl reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. Caywood-Scholl generally votes FOR requests for reports on the company's efforts to diversify the board, unless the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, and if the board already reports on its nominating procedures and diversity initiatives.

                       EXECUTIVE AND DIRECTOR COMPENSATION

STOCK INCENTIVE PLANS: CASE-BY-CASE

Caywood-Scholl reviews stock incentive plan proposals on a case-by-case basis, to determine

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

whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

SHAREHOLDER PROPOSALS REGARDING OPTIONS EXPENSING: FOR

Caywood-Scholl generally votes FOR shareholder proposals requesting companies to disclose the cost of stock options as an expense on their income statement, to clarify the company's earnings and profitability to shareholders.

ELIMINATE NON-EMPLOYEE DIRECTOR RETIREMENT PLANS: FOR

Caywood-Scholl generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE PAY: CASE-BY-CASE

Caywood-Scholl generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

We also vote FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

Caywood-Scholl votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount or form of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

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

                                CAPITAL STRUCTURE

CAPITAL STOCK AUTHORIZATIONS: CASE-BY-CASE

Caywood-Scholl votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company's industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).

STOCK SPLITS AND DIVIDENDS: CASE-BY-CASE

Caywood-Scholl generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

                       MERGERS AND CORPORATE RESTRUCTURING

MERGERS AND RESTRUCTURINGS: CASE-BY-CASE

A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit such transactions, Caywood-Scholl will consider the terms of each proposal and will analyze the potential long-term value of the investment. Caywood-Scholl will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

PREVENT A COMPANY FROM PAYING GREENMAIL: FOR

Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. Caywood-Scholl will generally vote FOR anti-greenmail provisions.

GOLDEN PARACHUTES: CASE-BY-CASE

Caywood-Scholl votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

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

Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. Caywood-Scholl will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

FAIR PRICE PROVISION: AGAINST

Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

Caywood-Scholl will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

Caywood-Scholl will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

STATE ANTITAKEOVER STATUTES: CASE-BY-CASE

Caywood-Scholl evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

CORPORATE RESTRUCTURINGS: CASE-BY-CASE

Caywood-Scholl evaluates corporate restructuring management proposals on a case-by-case basis. With respect to a proxy proposal that includes a spin-off, Caywood-Scholl may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, Caywood-Scholl may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, Caywood-Scholl may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

                ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

POISON PILLS: CASE-BY-CASE

Caywood-Scholl votes AGAINST poison pills or (or shareholder rights plans) proposed by a

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

company's management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

Caywood-Scholl will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

DUAL CLASS CAPITALIZATION WITH UNEQUAL VOTING RIGHTS: CASE-BY-CASE

Caywood-Scholl will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. Caywood-Scholl will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

BLANK CHECK PREFERRED STOCK: CASE-BY-CASE

Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

Caywood-Scholl generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

Caywood-Scholl will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SUPERMAJORITY VOTING PROVISIONS: AGAINST

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

Caywood-Scholl votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that

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

are in the best interests of shareholders.

CUMULATIVE VOTING: CASE-BY-CASE

Cumulative voting allows shareholders to "stack" their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. Caywood-Scholl evaluates proposals to restore or provide for cumulative voting on a case-by-case. We will generally vote FOR shareholder proposals to restore or provide for cumulative voting, in the absence of good corporate governance provisions such as an annually elected board, confidential voting and so forth.

SHAREHOLDER ACTION BY WRITTEN CONSENT: CASE-BY-CASE

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

Caywood-Scholl will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

SHAREHOLDER'S RIGHT TO CALL SPECIAL MEETING: FOR

Caywood-Scholl votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

CONFIDENTIAL VOTING: FOR

Caywood-Scholl votes for shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, Caywood-Scholl maintains records which allow our clients to have access to our voting decisions.

                         SOCIAL AND ENVIRONMENTAL ISSUES

SHAREHOLDER PROPOSALS REGARDING SOCIAL AND ENVIRONMENTAL ISSUES: CASE-BY-CASE

In evaluating social and environmental proposals, Caywood-Scholl first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and

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

broader regulatory action. If this is the case, Caywood-Scholl recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

Caywood-Scholl generally supports proposals that encourage corporate social responsibility. However, Caywood-Scholl does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, Caywood-Scholl believes that these matters are best left to the judgment of management.

ENVIRONMENTAL REPORTING: FOR

Caywood-Scholl generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder's environmental concerns.

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                                       11

                                   APPENDIX Q

                          MONY CAPITAL MANAGEMENT, INC.
                       PROXY VOTING POLICIES & PROCEDURES
                             FOR AFFILIATED CLIENTS

Under the investment management contracts between MONY Capital Management, Inc. ("MCM") and most of our affiliated clients ("Clients"), MCM is customarily authorized to manage and handle only fixed income or debt securities which are typically non-voting securities. Accordingly, we do not have any role in proxy voting on behalf of our Clients in most instances. However, in limited instances, MCM undertakes responsibility for voting proxies when expressly authorized, delegated or requested by a Client. To cover such instances in accordance with the Investment Advisers Act of 1940 ("Advisers Act") and related SEC rules and regulations, we have adopted written policies and procedures reasonably designed to ensure that we vote Client securities in the best interest of Clients as set forth below.

I.       HOW MCM VOTES PROXIES

Our proxy voting policy is based on our belief that voting rights generally have economic value and must be treated accordingly. We generally vote proxies with a view to enhance the value of the shares of securities held in a Client's account, and thus, the financial interest of our Clients is the primary consideration in determining how proxies should be voted. In the case where our view of a company's management is favorable and we view maintaining current management as supportive of shareholder value, we will generally support current management initiatives, proposals and recommendations. However, where our view is that changes to the management structure would probably avoid impairment of shareholder value, we may not support current management initiatives, proposals and recommendations. In the case of social and political responsibility issues that we believe do not primarily involve financial considerations, we may abstain from voting on such proposals where we conclude it is not practicable to represent the views of our Clients in a fair and impartial manner.

II.      CONFLICT RESOLUTION

From time to time, proxy-voting proposals may raise conflicts between the interests of our Clients and the interests of MCM and its employees. For example, we may have a conflict when a company that is soliciting a proxy is a Client of MCM, or when MCM personnel have a business or personal relationship with participants in proxy contests, corporate directors or director candidates. Our Chief Regulatory & Compliance Officer is responsible for (i) seeking to identify proxy voting proposals that present a conflict of interest and (ii) deciding whether such conflict of interest is material. As necessary in making such determination of materiality, our Chief Regulatory & Compliance Officer may consult with our chief legal counsel.

If it is determined that MCM has a material conflict of interest, then MCM shall vote the proxy using one of the following methods:

- We will follow the recommendation of a retained outside, independent proxy voting service.

- If we are able to disclose the conflict to the Client, we may do so and obtain the Client's consent as to how we will vote on the proxy proposal (or otherwise obtain specific instructions from the Client on how the proxy should be voted).

III.     WHEN MONY CAPITAL MANAGEMENT MAY NOT VOTE PROXIES

We generally do not vote proxies that we are otherwise authorized to vote when the cost of voting on a particular proxy proposal could exceed the expected benefit to a Client, and thus it would not be prudent to vote the proxy. Additionally, voting proxies for shares of foreign stocks may involve significantly greater effort and corresponding costs, such as translation of proxy materials.

IV.      PROXY SERVICE RELATIONSHIP

We may utilize an independent proxy voting and research firm to assist us in determining how we should vote proxies and in actually voting proxies.

V.       HOW TO OBTAIN MORE INFORMATION

This document setting forth our proxy voting policies and procedures has been delivered pursuant to the Advisers Act. Clients may also obtain information from us about how we voted proxies for securities in a Client's portfolio upon request. If there are any questions or requests for additional information, please contact Sidney Wigfall (Chief Regulatory & Compliance Officer) at 917-206-3254.

                                   APPENDIX R

                               PROXY VOTING POLICY
                                       FOR

                          MBIA CAPITAL MANAGEMENT CORP.
                AND ITS AFFILIATED REGISTERED INVESTMENT ADVISERS

Introduction

         This Proxy Voting Policy ("Policy") for MBIA Capital Management Corp. and its affiliated registered investment advisers ("MBIA-CMC") reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

         Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. MBIA-CMC will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, MBIA will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, MBIA-CMC will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

         Registered investment companies that are advised by MBIA-CMC as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by MBIA-CMC in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

         Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances

                                   APPENDIX R

are present.

         Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a MBIA-CMC employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. In all cases, the manner in which we vote proxies must be based on our clients' best interests and not the product of the conflict.

         This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefore recorded in writing.

         Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

                  A. Social Issues,

                  B. Financial/Corporate Issues, and

                  C. Shareholder Rights.

         Finally, Section III of the Policy describes the procedures to be followed casting a vote pursuant to these guidelines.

                                   APPENDIX R

                                    SECTION I

                                 ROUTINE MATTERS

         Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

         1. They do not measurably change the structure, management control, or operation of the corporation.

         2. They are consistent with industry standards as well as the corporate laws of the state of incorporation.

                              Voting Recommendation

         MBIA-CMC will normally support the following routine proposals:

         1.       To increase authorized common shares.

         2. To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

         3.       To elect or re-elect directors.

         4.       To appoint or elect auditors.

         5. To approve indemnification of directors and limitation of directors' liability.

         6.       To establish compensation levels.

         7.       To establish employee stock purchase or ownership plans.

         8.       To set time and location of annual meeting.

                                   APPENDIX R

                                   SECTION II

                              NON-ROUTINE PROPOSALS

A.       Social Issues

         Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill advised or misguided.

                              Voting Recommendation

         If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

         I.       To enforce restrictive energy policies.

         2.       To place arbitrary restrictions on military contracting.

         3. To bar or place arbitrary restrictions on trade with other countries.

         4.       To restrict the marketing of controversial products.

         5.       To limit corporate political activities.

         6.       To bar or restrict charitable contributions.

         7. To enforce a general policy regarding human rights based on arbitrary parameters.

         8. To enforce a general policy regarding employment practices based on arbitrary parameters.

         9. To enforce a general policy regarding animal rights based on arbitrary parameters.

         10.      To place arbitrary restrictions on environmental practices.

B.       Financial/Corporate Issues

         Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

                              Voting Recommendation

                                   APPENDIX R

         We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

         1.       To change the state of incorporation.

         2.       To approve mergers, acquisitions or dissolution.

         3.       To institute indenture changes.

         4.       To change capitalization.

C.       Shareholder Rights

         Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

         We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

                              Voting Recommendation

We will generally vote for the following management proposals:

         1. To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

         2.       To institute staggered board of directors.

         3. To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation's by-laws.

         4.       To eliminate cumulative voting.

         5. To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

                                   APPENDIX R

         6.       To create a dividend reinvestment program.

         7.       To eliminate preemptive rights.

         8. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

         We will generally vote against the following management proposals:

         1. To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation's by-laws
                  ("super-majority provisions").

         2. To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").

         3. To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

         4. To prohibit replacement of existing members of the board of directors.

         5. To eliminate shareholder action by written consent without a shareholder meeting.

         6. To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

         7. To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

         8.       To limit the ability of shareholders to nominate directors.

         We will generally vote for the following shareholder proposals:

         1. To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

         2. To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

         3. To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

         4. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

                                   APPENDIX R

         5. To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board.

         6. To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

         7. To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

         8.       To create a dividend reinvestment program.

         9. To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state law.

         10. To require that "golden parachutes" be submitted for shareholder ratification.

         We will generally vote against the following shareholder proposals:

         1.       To restore preemptive rights.

         2.       To restore cumulative voting.

         3.       To require annual election of directors or to specify tenure.

         4.       To eliminate a staggered board of directors.

         5.       To require confidential voting.

         6. To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

         7.       To dock director pay for failing to attend board meetings.

                                   APPENDIX R

                                   SECTION III

                                 VOTING PROCESS

         MBIA-CMC has engaged Institutional Shareholder Services ("ISS") to assist us in the voting of proxies. These guidelines have been provided to ISS, who then analyzes all proxy solicitations we receive for our clients and advises us how, based upon our guidelines, the relevant votes should be cast. The ISS recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Manager Group team desires to vote in a manner that differs than what these general guidelines would recommend (an "Override Vote"), the reason for such Override Vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all proxy votes cast to review how proxies have been voted, including reviewing Override Votes and votes that may have involved a potential conflict of interest. The Committee shall also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

         IF THERE IS ANY POSSIBILITY THAT THE VOTE MAY INVOLVE A POTENTIAL CONFLICT OF INTEREST BECAUSE, FOR EXAMPLE, THE ISSUER SOLICITING THE VOTE IS A MBIA-CMC CLIENT OR THE MATTER BEING VOTED ON INVOLVES MBIA-CMC OR ANY OF ITS AFFILIATES (INCLUDING AN EMPLOYEE OR REPRESENTATIVE), PRIOR TO APPROVING SUCH VOTE, THE BROKERAGE ALLOCATION COMMITTEE MUST BE CONSULTED AND THE MATTER DISCUSSED. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing an Override Vote with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material, the relevant Portfolio Management Group team shall vote the proxy in accordance with this Policy. Determinations of the Committee with respect to votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.

         With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, MBIA-CMC will take no action on all proposals to be voted on in such meeting.

         With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on MBIA-CMC's ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, proxy statements and ballots being written in a language other than English, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and
(vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, MBIA-CMC may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a non-U.S. company's meeting, whereby if it is determined that the cost or other restrictions associated with the attempt to exercise its vote outweighs the benefit MBIA-CMC believes its clients will derive by voting on the company's proposal, MBIA-CMC may decide not to attempt to vote at the meeting.

                                   APPENDIX R

         Any questions regarding this Policy may be directed to the General Counsel of MBIA-CMC.

Approved:

                                   APPENDIX S

                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

                      PROXY VOTING POLICIES AND PROCEDURES

The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").(1) PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients.(2) These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations.(3)

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.(4)

Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

GENERAL STATEMENTS OF POLICY

----------------------------

(1) These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

(2) These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

(3) Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

(4) For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances:
(1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

CONFLICTS OF INTEREST

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

         1. convening an ad-hoc committee to assess and resolve the conflict;(5)

         2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

         3. voting the proxy in accordance with the recommendation of an independent third-party service provider;

         4. suggesting that the client engage another party to determine how the proxies should be voted;

         5. delegating the vote to an independent third-party service provider; or

         6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii)

-------------
(5) Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO RECORD KEEPING

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

REVIEW AND OVERSIGHT

PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

         1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO's Middle Office Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

         2. Conflicts of Interest. PIMCO's Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO's Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

         3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

         4. Review. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

         5. Transmittal to Third Parties. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

         6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

CATEGORIES OF PROXY VOTING ISSUES

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

         BOARD OF DIRECTORS

         1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

         2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

         3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

         4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

         5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

         6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

         PROXY CONTESTS AND PROXY CONTEST DEFENSES

         1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

         2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses;
(ii) estimated total cost of solicitation; (iii) total expenditures to date;
(iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

         3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

         4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

         5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

         6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

         TENDER OFFER DEFENSES

         1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

         2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

         3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

         CAPITAL STRUCTURE

         1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

         2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

         3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

         4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

         EXECUTIVE AND DIRECTOR COMPENSATION

         1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

         2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

         3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

         STATE OF INCORPORATION

         State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

         MERGERS AND RESTRUCTURINGS

         1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

         2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

         INVESTMENT COMPANY PROXIES

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client;
(ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

         1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.

         2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

         3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

         4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

         5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

         6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

         7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

         8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

         9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund;
(ii) the fund's past performance; and (iii) the terms of the liquidation.

         10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

         11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

         12. Change in Fund's Subclassification. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

         DISTRESSED AND DEFAULTED SECURITIES

         1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

         2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

         MISCELLANEOUS PROVISIONS

         1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

         2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

         3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

         4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                   * * * * *

                                   APPENDIX T



         The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class' shares outstanding as of February 10, 2004. A shareholder who owns beneficially, directly or indirectly, 25% or more of a Fund's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Fund.




                                                                        SHARES           PERCENT
                                                                        ------           -------
TECHNOLOGY CLASS Y

BISYS Retirement Services FBO..................................        44,515.8840         62.92%
Enterprise Capital Management
1380 Lawrence Street #1400
Denver, CO 80204-2060

Enterprise Capital Management..................................        13,239.9300         18.71%
Fund Investment
3343 Peachtree Rd., NE
Suite 450
Atlanta, GA 30326-1022

GLOBAL FINANCIAL SERVICES CLASS A

BISYS Retirement Services......................................       297,454.1440         18.27%
FBO Wampum Hardware Co. P/S Plan
1380 Lawrence Street, #1400
Denver, CO 80204-2060

GLOBAL FINANCIAL SERVICES CLASS Y

MONY...........................................................     1,109,187.5390         97.44%
ATTN: Michael Maher
1740 Broadway
Mail Drop 6-39A
New York, NY 10019-4315

SMALL COMPANY GROWTH C


Merrill Lynch Pierce Fenner & Smith............................         61,198.4470       9.49%
FBO Sole Benefit of its Customers
4800 Deer Lake Dr. E #FL3
Jacksonville, FL 32246-6484

SMALL COMPANY GROWTH CLASS Y

Texas Tomorrow Constitutional Trust............................         20,866.7390       5.27%
John Wright Asst General Counsel
2000-2003 529T
3343 Peachtree Rd Ste. 450
Atlanta, GA 30326-1022


HSBC Bank USA TTEE.............................................         25,876.3720       6.53%
Flushing Savings Bank
Outside Directors
Retirement Plan
P.O. Box 1329
Buffalo, NY 14240-1329

RSGroup Trust Co. TTEE.........................................         70,001.8060      17.67%
FBO Non Qualified Plans, UTD 6/26/01
317 Madison Ave.
New York, NY 10017-5201

Merrill Lynch Pierce Fenner & Smith............................         86,677.8080      22.13%
FBO Sole Benefit of Its Customer
4800 Deer Lake Dr. E #FL3
Jacksonville, FL 32246-6484

SMALL COMPANY VALUE CLASS A

MERRILL LYNCH PIERCE FENNER & SMITH............................      1,438,654.1800       5.61%
FBO Sole Benefit of its Customers
Attn: Service Team
4800 Deer Lake Dr. E#FL3
Jacksonville, FL 32246-6484

SMALL COMPANY VALUE CLASS C

Merrill Lynch..................................................      1,114,292.1950       9.46%
FBO Its Customers
4800 Deer Lake Dr. E #FL3
Jacksonville, FL 32246-6484

SMALL COMPANY VALUE CLASS Y

Texas Tomorrow Constitutional Trust............................         56,158.6700       5.66%
John Wright Asst General Counsel
2000-2003 529T
3343 Peachtree Rd NE Ste 450
Atlanta, GA 30326-1022

HUBCO Regions Financial........................................        163,562.6010      16.48%
P.O. Box 830688
Trust Operations, 14th Flr
Birmingham, AL 35283

Merrill Lynch..................................................        162,356.6730      16.35%
FBO Its Customers
4800 Deer Lake Dr. E #FL3
Jacksonville, FL 32246-6484

Town of Manchester Pension Board...............................        186,940.3530      18.83%
41 Center St.
PO Box 191
Manchester, CT 06045-0191

                                                                        SHARES          PERCENT
                                                                        ------          -------
BISYS Retirement Services......................................         78,131.9450       7.87%
FBO Enterprise Capital Management
1380 Lawrence Street
Suite 1400
Denver, CO 80204-2060

Texas Tomorrow Constitutional Trust............................         52,782.5070       5.??%
John Wright Asst General Counsel
Texas 100% Stock
3343 Peachtree Rd NE Ste 450
Atlanta, GA 30326-1022

MULTI-CAP GROWTH CLASS C

Merrill Lynch..................................................        140,525.6390       7.44%
FBO Its Customers
4800 Deer Lake Dr. E #FL3
Jacksonville, FL 32246-6484

BISYS Retirement Services FBO..................................         31,461.2950      16.05%
Enterprise Capital Management
1380 Lawrence St., Ste 1400
Denver, CO 80204-2000

LPL Financial Services.........................................         43,457.5510      22.17%
A/C 5007-0150
9785 Towne Centre Dr.
San Diego, CA 92121-1968

LPL Financial Services.........................................         29,428.6810      15.02%
A/C 5006-8331
9785 Towne Centre Dr.
San Diego, CA 92121-1968

LPL Financial Services.........................................         10,057.8720       5.13%
A/C 5287-5045
9785 Towne Centre Dr.
San Diego, CA 92121-1968

                                                                         SHARES         PERCENT
                                                                         ------         -------
MULTI-CAP GROWTH CLASS Y

BISYS Retirement Services FBO..................................         28,161.5090      19.06%
Enterprise Capital Management
1380 Lawrence Street #1400
Denver, CO 80204-2060

RSGroup Trust Co. TTEE.........................................          7,680.1020       5.20%
FBO Nonqualified Plans
UTD 6/26/01
317 Madison Ave.
New York, NY 10017-5201

LPL Financial Services.........................................         20,798.4150      14.08%
A/C 5006-2874
9785 Towne Centre Dr.
San Diego, CA 92121

LPL Financial Services.........................................         38,488.6070      26.05%
A/C 5007-0150
9785 Town Centre Dr.
San Diego, CA 92121-1968

LPL Financial Services.........................................         16,853.9330      11.41%
A/C 5006-8331
9785 Towne Centre Drive
San Diego, CA 92121-1968

INTERNATIONAL GROWTH C

MONY...........................................................         49,159.2570       7.06%
1740 Broadway Mail Drop 6-39A
New York, NY 10019-4315

INTERNATIONAL GROWTH CLASS Y

Benefits Committee.............................................        780,744.1590      65.44%
of Board of Directors MONY
Investment Plan Supplemental
For Employees of MONY
1740 Broadway, MD10-26
New York, NY 10019-4315

Benefits Committee.............................................        367,250.2610      31.54%
of Board of Directors MONY
Retirement Plan for Field
Underwriters of MONY
1740 Broadway, MD10-26
New York, NY 10019-4315

GROWTH FUND CLASS Y

Merrill Lynch..................................................        210,107.9950       6.22%
FBO Sole Benefit of its Customers
Attn: Service Team
4800 Deer Lake Dr. E #7L3
Jacksonville, FL 32246-6484

NFSC FEBO #U19-000019..........................................        191,521.2930       5.61%
USB FBO
Trust Operations - Reinvest
1555 N. River Center, Ste 210
Attn: Mutual Funds
Milwaukee, WI 53212-3958

Benefits Committee.............................................        839,935.9290      24.88%
of Board of Directors MONY
Investment Plan Supplemental
For Employees of MONY
1740 Broadway, #MD10-26
New York, NY 10019-4315


Benefits Committee.............................................        375,473.3510      11.12%
of Board of Directors MONY
Retirement Plan for Field
Underwriters of MONY
1740 Broadway, MD10-26
New York, NY 10019-4315

Security Trust Company TTEE....................................        276,874.6090       8.20%
FBO United Communications Corp
Retirement Plan
2390 E. Camelback Rd Ste 240
Phoenix, AZ 85016-3434

TOTAL RETURN CLASS A

Donaldson Lufkin Jenrette......................................        120,294.4940       5.25%
Securities Corp. Inc.
P.O. Box 2052
Jersey City, NJ 07303


TOTAL RETURN CLASS C...........................................        106,755.3650       6.30%

MONY
1740 Broadway
Mail Drop 6-39A
New York, NY 10019-4315

Merrill Lynch..................................................        264,461.3680      13.75%
FBO Sole Benefit of its Customers
4800 Deer Lake Dr. E #FL 3
Jacksonville, FL 32246-6484

TOTAL RETURN Y

MONY...........................................................        112,168.7270      55.93%
1740 Broadway
Mail Drop 6-39A
New York, NY 10019-4315

Merrill Lynch..................................................         62,678.8520      31.25%
FBO Sole Benefit of its Customers
4800 Deer Lake Dr E# FL3
Jacksonville, FL 32246-6484

BISYS Retirement Services FBO.................................          10,857.6450       5.41%
Enterprise Capital Management
1380 Laurence St. Ste 1400
Denver, CO 80204-2000

                                                                         SHARES         PERCENT
                                                                         ------         -------
EQUITY CLASS C

Merrill Lynch..................................................      711,704.2440         9.96%
FBO Its Customers
4800 Deer Lake Dr.
Jacksonville, FL 32246

EQUITY CLASS Y

RSGroup Trust Company FBO......................................       64,180.8240        12.77%
Non Qualified Plan
UTD 06/26/2001
317 Madison Ave.
New York, NY 10017-5201

Merrill Lynch..................................................      236,053.9080        46.98%
FBO Its Customers
4800 Deer Lake Dr. E #FL 3
Jacksonville, FL 32246-6484

BISYS Retirement Services FBO..................................      113,265.2360        22.54%
Enterprise Capital Mgmt
1380 Lawrence Street, #1400
Denver, CO 80204-2060

EQUITY INCOME CLASS Y

SSB IRA Rollover Custodian.....................................        2,840.0000        19.04%
3918 Upolo Lane 1000144
Naples, FL 34119-7509

Enterprise Capital Management..................................        3,769.3180        28.91%
Fund Investment
3343 Peachtree Rd., N.E.
Suite 450
Atlanta, GA 30326-1022

RSGroup Trust Company Non Qualified Plans......................        6,383.0080        48.95%
UTD 06/26/01
317 Madison Ave.
New York, NY 10017-5201

BISYS Retirement Services FBO..................................        2,664.8120        20.44%
Enterprise Capital Management
1380 Lawrence Street, #1400
Denver, CO 80204-2060

GROWTH & INCOME CLASS C

Merrill Lynch..................................................       32,917.3310         5.96%
FBO Sole Benefit of Its Customers
4800 Deer Lake Dr. E #FL3
Jacksonville, FL 32246-6484

GROWTH & INCOME Y

Texas Tomorrow Constitutional Trust............................       30,916.5380         5.65%
John Wright Asst General Counsel
1996 - 1999 529T
3343 Peachtree Rd. NE Ste. 450
Atlanta, GA 30326-1022

Texas Tomorrow Constitutional Trust............................       36,862.9310         6.73%
John Wright Asst General Counsel
2000 - 2003 529T
3343 Peachtree Rd NE Ste 450
Atlanta, GA 30326-1022

Texas Tomorrow Constitutional Trust............................       28,869.5490         5.27%
John Wright Asst General Counsel
Texas 100% Stock
3343 Peachtree Rd NE Ste 450
Atlanta, GA 30326-1022

RS Group Trust Co. TTEE........................................      183,189.1350        33.46%
FBO Non-qualified Plans
UTD 06/26/01
317 Madison Ave.
New York, NY 10017-5201

Carthage Fed Savings & Loan Assoc..............................       42,938.2780         7.84%
ATTN: Thomas Piche
313 State St.
Carthage, NY 13619-1411

                                                                         SHARES         PERCENT
                                                                         ------         -------
RSGroup Trust Company TTEE
FBO Non Qualified Plans, UTD 6/26/01...........................      146,096.3510        39.65%
317 Madison Ave.
New York, NY 10017

HSBC Bank USA..................................................       26,002.9990         7.06%
Flushing Savings Bank
Outside Directors Retirement Plan
P.O. Box 1329
Buffalo, NY 14240

Carthage Fed Savings & Loan Assoc..............................       24,653.2230         6.64%
Attn: Thomas Piche
313 State St.
Carthage, NY 13619

                                                                         SHARES         PERCENT
                                                                         ------         -------
CAPITAL APPRECIATION CLASS C

Merrill Lynch..................................................       120,890.7910        11.29%
FBO Its Customers
4800 Deer Lake Dr. E #FL3
Jacksonville, FL 32246-6484

CAPITAL APPRECIATION CLASS Y

RSGroup Trust Company
FBO Non Qualified Plans........................................         3,374.8620         7.11%
UTD 6/26/01
317 Madison Ave.
New York, NY 10017-5201

Enterprise Capital Management..................................         2,543.8820         5.36%
Fund Investment
3343 Peachtree Rd., NE
Atlanta, GA 30326-1022

Merrill Lynch..................................................       108,263.2370        75.18%
FBO Its Customers
4800 Deer Lake Dr. E #FL3
Jacksonville, FL 32246-6484

BISYS Retirement Services FBO..................................        11,087.3540         7.70%
Enterprise Capital Management
1380 Lawrence Street, #1400
Denver, CO 80204-2060

                                                                        SHARES          PERCENT
                                                                        ------          -------

MANAGED CLASS Y

MONY Life Insurance Co.........................................         16,772.7530      29.47%
ATTN: Michael Maher
1740 Broadway MD-6-39A
New York, NY 10019-4315

BISYS Retirement Services FBO..................................         14,833.9180      26.07%
Enterprise Capital Management
1380 Lawrence Street
Suite 1400
Denver, CO 80204-2060

***Dallas E.A. Nelson..........................................         12,094.4990      21.25%
SSB IRA Custodian
17200 West Bell Rd.
10001 44
Surprise, AZ 85374-9738

Wilbur F. Ramsey...............................................          5,500.3860       9.67%
2951 Ramsey Road
Gainesville, GA 30507-7800

Wexford Clearing Services Corp FBO.............................          2,746.5720       8.85%
Prudential Co. T/F
Advest Thrift Plan DTD
12/04/02
FBO Charles L.A. Bell
Buffalo, NY 14209-1018

Dallas E.A. Nelson.............................................         11,942.5490      32.84%
SSB IRA Custodian
17200 Westbell Rd.
Surprise, AZ 85374-9738

ENTERPRISE MANAGED - CLASS C

MONY Life Insurance Co.........................................         50,430.3710       5.17%
ATTN: Michael Maher
1740 Broadway
Mail Drop 6-39A
New York, NY 10019-4315

GOVERNMENT SECURITIES CLASS C

Merrill Lynch..................................................        104,393.2320       5.62%
FBO Sole Benefit of its Customers
4800 Deer Lake Dr E# FL3
Jacksonville, FL 32246-6484

GOVERNMENT SECURITIES CLASS Y

Texas Tomorrow Constitutional Trust............................        152,503.1460      10.02%
John Wright Asst General Counsel
Texas College Ready Allocation
3343 Peachtree Rd NE Ste 450
Atlanta, GA 30326-1022

Texas Tomorrow Constitutional Trust............................        113,310.0850       7.44%
John Wright Asst General Counsel
1992-1995 529T
3343 Peachtree Rd NE Ste 450
Atlanta, GA 30326-1022

Texas Tomorrow Constitutional Trust............................         96,098.2710       6.31%
John Wright Asst General Counsel
1996-1995 529T
3343 Peachtree Rd NE Ste 450
Atlanta, GA 30326-1022

Texas Tomorrow Constitutional Trust............................        114,413.8580       7.51%
John Wright Asst General Counsel
2000-2003 529T
3343 Peachtree Rd NE Ste 450
Atlanta, GA 30326-1022

Texas Tomorrow Constitutional Trust............................         90,826.9290       5.97%
John Wright Asst General Counsel
Texas Balanced Allocation
3343 Peachtree Rd NE Ste 450
Atlanta, GA 30326-1022

Institutional Securities Corp..................................        104,286.8360       6.85%
c/o Community Bankers Association of NY
Attn: Robert J. Dufort
200 Park Ave FL 45
New York, NY 10166-0005

RSGroup Trust Company FBO......................................        613,803.5430      40.31%
Non Qualified Plans, UTD 6/26/01
317 Madison Ave.
New York, NY 10017-5201

                                                                         SHARES         PERCENT
                                                                         ------         -------
TAX-EXEMPT INCOME CLASS A

John C. Dabney & Eleanor H. Dabney JTWROS......................       88,786.7500         5.47%
1964 Overbrooke Way
Austell, GA 30106-1129

WCS Partnership LLP............................................      100,932.6400         6.21%
P.O. Box 847
Omaha, TX 75571-0847

TAX-EXEMPT INCOME CLASS C

NFSC FEBO #04J-024074..........................................       33,385.7150        14.19%
Virginia Ryznar Trust
200 Village Dr, Apt 534
Downers Grove, IL 60516-3064

NFSC FEBO #04J-738000..........................................       16,493.9600         7.01%
William T. Sokolis
1235 Naperville Ave
Romeoville, IL 60446-1041

Paine Webber for the benefit of
Larry Schwartz.................................................       18,269.0130         7.76%
125 Lorraine Ave.
Upper Montclair, NJ 07043-2304

                                                                         SHARES         PERCENT
                                                                         ------         -------
TAX-EXEMPT INCOME CLASS Y

Enterprise Capital Management..................................          3,541.0760      49.35%
Fund Investment
3343 Peachtree Rd NE
Suite 450
Atlanta, GA 30326-1022

RS Group FBO, UTD 6/26/01
Non-Qualified Plans............................................          3,584.8920      49.96%
UTD 06/26/2001
317 Madison Ave
New York, NY 10017-5201

HIGH YIELD BOND-A

Charles Schwab & Co Inc........................................        632,546.1120       5.77%
Reinvest Account
101 Montgomery St
San Francisco, CA 94104-4122

HIGH-YIELD BOND CLASS B

Merrill Lynch..................................................        367,110.8780       6.23%
FBO Its Customers
Attn: Service Team
4800 Deer Lake Dr E# FL3
Jacksonville, FL 32246-6484

HIGH-YIELD BOND CLASS C

Merrill Lynch..................................................      1,077,293.8940      18.44%
FBO Sole Benefit Its Customers
4800 Deer Lake Dr E# FL3
Jacksonville, FL 32246-6484

HIGH-YIELD BOND CLASS Y

Eamonn F. Dolan................................................         48,844.2010       7.15%
15 Pine Hills Ct
Oakland, CA 94611-1530

Merrill Lynch..................................................        709,400.4560      26.27%
FBO Its Customers
4800 Deer Lake Dr. E# FL3
Jacksonville, FL 32246-6484

Charles Schwab & Co Inc........................................        151,263.9360        5.61%
Reinvest Account
Attn: Mutual Funds Dept
101 Montgomery St
San Francisco, CA 94104-4122

Wachovia Bank FBO..............................................        967,027.9340      35.80%
OMNIBUS Reinvest
9999999954 NC 1151
1525 West WT Harris Blvd
Charlotte, NC 28288-0001

Wachovia Bank FBO..............................................        381,512.4890      14.13%
OMNIBUS Cash
9999999980 NC 1151
1525 West WT Harris Blvd
Charlotte, NC 28288-0001



                                                                         SHARES         PERCENT
                                                                         ------         -------
DEEP VALUE CLASS C


Enterprise Capital Management..................................          30,000.00        5.55%
Fund Investment
3343 Peachtree Rd
Suite 450
Atlanta, GA 30326-1022

DEEP VALUE CLASS Y

Enterprise Capital Management..................................          10,000.00       23.50%
Fund Investment
3343 Peachtree Rd, NE
Suite 450
Atlanta, GA 30326-1022

Morgan Keegan & Co Inc.........................................         6,485.2270       15.24%
FBO 703007931
50 N Front St
Memphis, TN 38103-2126

BISYS Retirement Services FBO..................................        12,695.9730       29.83%
Enterprise Capital Management
1380 Lawrence Street, #1400
Denver, CO 80204-2060

Merrill Lynch Pierce Fenner & Smith...........................          2,164.1770        6.43%
FBO Sole Benefit of Its Customers
4800 Deer Lake Dr E #FL3
Jacksonville, FL 32246-6484

Morgan Keegan & Co Inc........................................          1,839.6860        5.47%
FBO 540010451
50 N Front St
Memphis, TN 38103-2126

RS GRoup Trust Co. TTEE........................................        12,824.2840       30.13%
FBO Non-Qualified Plans
UTD 06/26/2001
317 Madison Ave
New York, NY 10017-5201


                                                                       SHARES           PERCENT
                                                                       ------           -------
MONEY MARKET CLASS A

National Financial Svcs Corp...................................    288,918,034.2800      81.98%
FBO Its Customers
200 Liberty St.
New York, NY 10281-1003

MONEY MARKET CLASS C

State Street Bank
& Trust........................................................       948,642.0800        6.37%
Retired OSSEO ISD
Alice A. Tuseth 403-B
10511 Cedar Lake Rd Apt 406
Minnesota, MN 55305-3338

Corporate Translations Inc.....................................        747,887.8700       5.02%
Conversion Holding Account
P.O. Box 8705
Boston, MA 02266-0001

MONEY MARKET CLASS Y

RS Group Trust Company
FBO Non Qualified Plans........................................      1,668,604.2200      27.46%
317 Madison Ave.
New York, NY 10017-5201

Erick Scholl/Diane E. Scholl...................................        341,976.2700       8.70%
P.O. Box 29
Lake Placid, NY 12946-0029

BISYS Retirement Services FBO..................................        372,653.1500       9.48%
Enterprise Capital Mgmt
1380 Lawrence Street, #1400
Denver, CO 80204-2060

Texas Tomorrow Constitutional Trust............................      2,159,183.6300      35.53%
John Wright Asst General Counsel
Texas College Ready Allocation
3343 Peachtree Rd NE Ste 450
Atlanta, GA 30326-1022

Texas Tomorrow Constitutional Trust............................        951,538.9600      15.66%
John Wright Asst General Counsel
1992-1995 529T
3343 Peachtree Rd NE Ste 450
Atlanta, GA 30326-1022

Texas Tomorrow Constitutional Trust............................        483,808.9200       7.96%
John Wright Asst General Counsel
1996-1999 529T
3343 Peachtree Rd NE Ste 450
Atlanta, GA 30326-1022

GLOBAL SOCIALLY RESPONSIVE CLASS A

Texas Tomorrow Constitutional Trust............................         28,735.9790       6.85%
John Wright Asst General Counsel
Global Socially Responsive Single Fund (529)
3343 Peachtree Rd NE Ste 450
Atlanta, GA 30326-1022

Pershing LLC...................................................         24,701.8720       5.89%
P.O. Box 2052
Jersey City, NJ 07303

Enterprise Capital Management..................................           30,000.00       7.15%
Fund Investment
3343 Peachtree Rd.
Suite 450
Atlanta, GA 30326

                                                                         SHARES         PERCENT
                                                                         ------         -------
GLOBAL SOCIALLY RESPONSIVE CLASS B

PERSHING LLC...................................................       11,627.9610         5.25%
PO Box 2052
Jersey City, NJ 07303-2052

Enterprise Capital Management..................................       30,000.0000        13.53%
Fund Investment
3343 Peachtree Rd.
Suite 450
Atlanta, GA 30326-1022

GLOBAL SOCIALLY RESPONSIVE CLASS C

FAHNESTOCK & Co. Inc., F/B/O...................................       14,660.3080         8.09%
Jennifer A Torok & AARON Torok JTWROS
36 WiBird St.
Portsmouth, NH 03801-5038

Merrill Lynch..................................................       39,718.8040        21.93%
FBO Its Customers
4800 Deer Lake Dr. E# FL3
Jacksonville, FL 32246-6484

Enterprise Capital Management..................................         30,000.00        16.56%
Fund Investment
3343 Peachtree Rd.
Suite 450
Atlanta, GA 30326

GLOBAL SOCIALLY RESPONSIVE CLASS Y

Enterprise Capital Management..................................         10,000.00        41.36%
Fund Investment
3343 Peachtree Rd.
Suite 450
Atlanta, GA 30326

Phillip G. Goff................................................        2,909.1140        12.03%
310 Cotton Field Way
Alpharetta, GA 30022-8282

Merrill Lynch..................................................        8,129.5880        33.62%
FBO Sole Benefit of Its Customers
Attn: Service Team
4800 Deer Lake Dr. E# FL3
Jacksonville, FL 32246-6484

BISYS Retirement Services FBO..................................        3,132.8520        12.96%
Enterprise Capital Management
1380 Lawrence Street
Suite
Denver, CO 80204-6490

MERGERS AND ACQUISITIONS CLASS A

Merrill Lynch..................................................      407,785.5740         5.91%
FBO Sole Benefit of Its Customers
Attn: Service Team
4800 Deer Lake Dr. E# FL3
Jacksonville, FL 32246-6484

Charles Schwab & Co. Inc.......................................    1,201,218.2350        17.40%
Reinvest Account
Attn: Mutual Funds Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

MERGERS AND ACQUISITIONS CLASS B

Merrill Lynch Pierce Fenner & Smith............................      293,987.8560         8.62%
FBO Sole Benefits Of Its Customers
4800 Deer Lake Dr. E# FL3
Jacksonville, FL 32246-6484

MERGERS AND ACQUISITIONS CLASS C

Merrill Lynch..................................................      632,829.4220        14.36%
FBO Its Customers
4800 Deer Lake Dr. E# FL3
Jacksonville, FL 32246-6484

                                                                         SHARES         PERCENT
                                                                         ------         -------
MERGERS AND ACQUISITIONS CLASS Y

Regina Pitaro..................................................        91,825.4040       17.86%
135 Field Point Cir.
Greenwich, CT 06830-7073

Merrill Lynch Pierce Fenner & Smith............................       353,859.9390       68.82%
FBO Its Customers
4800 Deer Lake Dr.
Jacksonville, FL 32246

BISYS Retirement Services FBO..................................        27,126.8650        5.28%
Enterprise Capital Management
1380 Lawrence Street #1400
Denver, CO 80204-2060

STRATEGIC ALLOCATION CLASS A...................................        75,119.6550        7.63%
Merrill Lynch
FBO Its Customers
4800 Deer Lake Dr. E# FL3
Jacksonville, FL 32246-6484

MONY...........................................................       100,220.0200       10.18%
ATTN: Michael Maher
1740 Broadway
New York, NY 10019-4315

STRATEGIC ALLOCATION CLASS B

MONY...........................................................       100,220.2380        7.17%
ATTN: Michael Maher
1740 Broadway
Mail Drop 6-39A
New York, NY 10019-4315

STRATEGIC ALLOCATION C

Merrill Lynch..................................................       147,796.7850       18.76%
FBO Sole Benefit of ITS Customers
4800 Deer Lake Dr. E# FL3
Jacksonville, FL 32246-6484

MONY...........................................................       100,220.4570       12.72%
ATTN: Michael Maher
1740 Broadway
Mail Drop 6-39A
New York, New York 10019-4315

STRATEGIC ALLOCATION CLASS Y

MONY...........................................................       100,623.0220       74.19%
ATTN: Michael Maher
1740 Broadway
Mail Drop 6-39A
New York, NY 10019-4315

Merrill Lynch..................................................        18,087.7410       13.34%
FBO SOLE BENEFIT OF ITS CUSTOMERS
4800 Deer Lake Dr. E# FL3
Jacksonville, FL 32246-6484


Enterprise Capital Management..................................        10,000.0000        7.37%
Fund Investment
3343 Peachtree Rd. NE STE 450
Atlanta, GA 30326-1022




                                                                         SHARES         PERCENT
                                                                         ------         -------
ENTERPRISE SHORT DURATION BOND-Y

MONY Life Insurance Co.........................................       110,000.0000       78.29%
ATTN: Treasurer's Operations (6-39A)
1740 Broadway
New York, NY 10019-4315

RSGROUP CO. TTEE...............................................        17,037.2790       12.13%
FBO Non-Qualified Plans
OTD 06/26/2001
317 Madison Ave.
New York, NY 10017-5201

ENTERPRISE SHORT DURATION BOND-A

MONY Life Insurance Co.........................................       130,000.0000       11.58%
ATTN: Treasurer's Operations (6-39A)
1740 Broadway
New York, New York 10019-4315

SASHIKALA KRISHNAN.............................................        72,589.4680        6.47%
97 Holly St.
Staten Island, NY 10304-3133


ENTERPRISE SHORT DURATION BOND-C

MONY Life Insurance Co.........................................       130,000.0000       23.41%
ATTN: Treasurer's Operations
1740 Broadway
New York, NY 10019-4315

BEAR STEARNS SECURITIES CORP...................................        44,586.3820        8.03%
FBO 806-87383-12
1 Metrotech Center North
Brooklyn, NY 11201-3870

ENTERPRISE SHORT DURATION BOND-B

MONY Life Insurance Co........................................       130,000.0000        13.95%
ATTN: Treasurer's Operations (6-39A)
1740 Broadway
New York, NY 10019-4315

STATE STREET BANK & TRUST CO...................................        61,026.1520        6.55%
IRA R/O MADURAI N. KRISHNAN
97 Holly St.
Staten, Island, NY 10304-3133

                                     PART C

                                OTHER INFORMATION

ITEM 23.          EXHIBITS.

         (a)      (i)      Registrant's Charter [Articles of Incorporation].
                           Incorporated herein by reference to Post-Effective
                           Amendment No. 55 to Registrant's Registration
                           Statement on Form N-1A (Reg. No. 2-28097) filed on
                           July 1, 1999.

                  (ii) Amendments to Charter [Articles of Incorporation] dated 2/28/01. Incorporated herein by reference to Post-Effective Amendment No. 69 to Registrant's Registration Statement on Form N-1A (Reg.
                           No. 2-28097) filed on March 22, 2002.

                  (iii) Articles Supplementary to Charter [Articles of Incorporation] dated 7/1/99. Incorporated herein by reference to Post-Effective Amendment No. 69 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097) filed on March 22, 2002.

                  (iv) Articles Supplementary to Charter [Articles of Incorporation] dated 9/19/00. Incorporated herein by reference to Post-Effective Amendment No. 69 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097) filed on March 22, 2002.

                  (v) Certificate of Corrections [Articles of Amendment] dated 2/27/02. Incorporated herein by reference to Post-Effective Amendment No. 69 to Registrant's Registration Statement on Form N-1A (Reg.
                           No. 2-28097) filed on March 22, 2002.

                  (vi) Certificate of Corrections [Articles Supplementary] dated 2/27/02. Incorporated herein by reference to Post-Effective Amendment No. 69 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097) filed on March 22, 2002.

                  (vii) Articles Supplementary to Charter [Articles of Incorporation] dated May 8, 2002. Incorporated herein by reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097 filed on August 16, 2002.


                  (viii) Articles of Amendment dated August 23, 2002. Incorporated herein by reference to Post-Effective Amendment No. 71 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097) filed on October 3, 2002.

                  (ix) Articles of Amendment Name Change dated August 23, 2002. Incorporated herein by reference to Post-Effective Amendment No. 71 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097) filed on October 3, 2002.

                  (x) Articles Supplementary to Charter (Articles of Incorporation) dated 11/11/02. Incorporated herein by reference to Exhibit (a)(x) to Post-Effective Amendment No. 72 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097) filed on November 26, 2002.

                  (xi) Articles of Amendment dated February 14, 2003. Incorporated herein by reference to Exhibit (a)(xi) to Post-Effective Amendment No. 73, to Registrant's Registration Statement on Form N-1A (Reg.
                           No. 2-28097), filed on February 28, 2003.

         (b)      (i)      By-Laws. Incorporated herein by reference to
                           Post-Effective Amendment No. 55 to Registrant's
                           Registration Statement on Form N-1A (Reg. No.
                           2-28097) filed on July 1, 1999.

                  (ii) Amendment to By-Laws dated 10/1/01. Incorporated herein by reference to Post-Effective Amendment No. 69 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097) filed on March 22, 2002.

         (c)      Specimen share certificate. Incorporated by reference to
                  Article V of the Articles of Incorporation filed as Exhibit
                  (a)(i) to Post-Effective Amendment No. 55 dated June 30, 1999, to Registration Statement on Form N-1A (File No. 2-28097).

        (d)       (i)      Restated Investment advisor's Agreement among
                           Registrant and Enterprise Capital Management, Inc.
                           Incorporated herein by reference to Post-Effective
                           Amendment No. 63 to Registrant's Registration
                           Statement on Form N-1A (Reg. No. 2-28097), filed on
                           February 26, 2001.

                  (i)(a) Rider to the Investment advisor's Agreement dated May 31, 2001. Incorporated herein by reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097) filed on August 16, 2002.

                  (i)(b) Rider to the Investment advisor's Agreement dated August 31, 2001. Incorporated herein by reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097) filed on August 16, 2002.

                  (i)(c) Rider to the Investment advisor's Agreement dated December 18, 2001. Incorporated herein by reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097) filed on August 16, 2002.

                  (i)(d) Rider to the Investment advisor's Agreement dated March 22, 2002. Incorporated herein by reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097) filed on August 16, 2002.

                  (i)(e) Restated Investment Advisor's Agreement dated 9/17/02. Incorporated herein by reference to Post-Effective Amendment No. 71 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097) filed on October 3, 2002.

                  (i)(f) Rider dated November 29, 2002 to the Restated Investment advisor's Agreement dated September 17, 2002. Incorporated herein by reference to Exhibit
                           (d)(i)(f) to Post-Effective Amendment No. 73, to Registrant's Registration Statement on Form N-1A, (Reg. No. 2-28097), filed on February 28, 2003.

                  (i)(g) Rider dated February 21, 2003 to the Restated Investment advisor's Agreement dated September 17, 2002. Incorporated herein by reference to Exhibit
                           (d)(i)(g) to Post-Effective Amendment No. 73, to Registrant's Registration Statement on Form N-1A, (Reg. No. 2-28097), filed on February 28, 2003.

                  (ii) Growth Fund Manager's Agreement among The Enterprise Group of Funds, Inc., Enterprise Capital, and Montag & Caldwell, Inc., as sub-advisor. Incorporated herein by reference to Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 26, 2001.

                  (ii)(a) Rider dated September 17, 2003, to the Growth Fund Manager's Agreement. Incorporated herein by reference to Exhibit (d)(ii)(a) to Post-Effective Amendment No. 73, to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 28, 2003.


                  (iii) Growth and Income Fund Manager's Agreement among The Enterprise Group of Funds, Inc., Enterprise Capital, and UBS Global Asset Management (Americas) Inc. Incorporated herein by reference to Post-Effective Amendment No. 74 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 27, 2004.


                  (iii)(a) Rider dated September 17, 2003, to the Growth and
                           Income Fund Manager's Agreement. Incorporated herein by reference to Exhibit (d)(iii)(a) to Post-Effective Amendment No. 73, to Registrant's Registration Statement on Form N-1A (Reg. No. 28097), filed on February 28, 2003.

                  (iv) Government Securities Fund Manager's Agreement among The Enterprise Group of Funds, Inc., Enterprise Capital, and TCW Investment Management Company, as sub-advisor. Incorporated herein by reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on August 16, 2002.

                  (iv)(a) Rider dated September 17, 2003, to the Government Securities Fund Manager's Agreement. Incorporated herein by reference to Exhibit (d)(iv)(a) to Post-Effective Amendment No. 73, to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 28, 2003.

                  (v) Equity Income Fund Manager's Agreement among The Enterprise Group of Funds, Inc., Enterprise Capital, and 1740 advisors, Inc., as sub-advisor. Incorporated herein by reference to Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097) filed on May 3, 1999.

                  (vi) Capital Appreciation Fund Manager's Agreement among The Enterprise Group of Funds, Inc., Enterprise Capital, and Marsico Capital Management, LLC, as sub-advisor, Incorporated herein by reference to Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 26, 2001.


                  (vi)(a) Rider dated September 17, 2003, to the Capital Appreciation Fund Manager's Agreement. Incorporated herein by reference to Exhibit
                              (d)(vi)(a) to Post-Effective Amendment No. 73, to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 28, 2003.

                  (vii) Small Company Growth Fund Manager's Agreement among The Enterprise Group of Funds, Inc., Enterprise Capital, and William D. Witter, Inc., as subadvisor, filed herein as Exhibit (d) (vii) to Post-Effective Amendment No. 75 dated May 3, 2004.

                  (vii)(a) Rider dated September 17, 2003, to the Small Company Growth Fund Manager's Agreement. Incorporated herein by reference to Exhibit
                              (d)(vii)(a) to Post-Effective Amendment No. 73, to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 28, 2003.


                  (viii) Small Company Value Fund Manager's Agreement among The Enterprise Group of Funds, Inc., Enterprise Capital, and GAMCO Investors, Inc., as sub-advisor. Incorporated herein by reference to Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097) filed on May 3, 1999.


                  (viii)(a) Rider dated September 17, 2003, to the Small Company Value Fund Manager's Agreement. Incorporated herein by reference to Exhibit
                              (d)(viii)(a) to Post-Effective Amendment No. 73, to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 28, 2003.


                  (ix) International Growth Fund Manager's Agreement among The Enterprise Group of Funds, Inc., Enterprise Capital, and SSgA Funds Management, Inc., as sub-advisor. Incorporated herein by reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on August 16, 2002.


                  (ix)(a) Rider dated September 17, 2003, to the International Growth Fund Manager's Agreement. Incorporated herein by reference to Exhibit
                              (d)(ix)(a) to Post-Effective Amendment No. 73, to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 28, 2003.


                  (x) Global Financial Services Fund Manager's Agreement among The Enterprise Group of Funds, Inc., Enterprise Capital, and Sanford C. Bernstein & Co., Inc., as sub-advisor, Incorporated herein by reference to Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 26, 2001.


                  (x)(a) Rider dated September 17, 2003, to the Global Financial Services Fund Manager's Agreement. Incorporated herein by reference to Exhibit
                              (d)(x)(a) to Post-Effective Amendment No. 73, to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 28, 2003.


                  (xi) Equity Fund Manager's Agreement among The Enterprise Group of Funds, Inc., Enterprise Capital, and TCW Investment Management Company, as sub-advisor. Incorporated herein by reference to Post-Effective Amendment No. 65 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on May 29, 2001.


                  (xi)(a) Rider dated September 17, 2003, to the Equity Fund Manager's Agreement. Incorporated herein by reference to Exhibit (d)(xi)(a) to Post-Effective Amendment No. 73, to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 28, 2003.


                  (xii) High-Yield Bond Fund Manager's Agreement among The Enterprise Group of Funds, Inc., Enterprise Capital, and Caywood-Scholl Capital Management, as sub-advisor. Incorporated herein by reference to Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097) filed on May 3, 1999.


                  (xii)(a) Rider dated September 17, 2003, to the High-Yield Bond Fund Manager's Agreement. Incorporated herein by reference to Exhibit (d)(xii)(a) to Post-Effective Amendment No. 73, to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 28, 2003.


                  (xiii) Tax-Exempt Income Fund Manager's Agreement among The Enterprise Group of Funds, Inc., Enterprise Capital, and MBIA Capital Management Corp., as sub-advisor. Incorporated herein by reference to Post-Effective Amendment No. 65 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097) filed on May 29, 2001.


                  (xiii)(a) Rider dated September 17, 2003, to the Tax-Exempt Income Fund Manager's Agreement. Incorporated herein by reference to Exhibit (d)(xiii)(a) to Post-Effective Amendment No. 73, to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 28, 2003.


                  (xiv) Multi-Cap Growth Fund Manager's Agreement among The Enterprise Group of Funds, Inc., Enterprise Capital, and Fred Alger Management, Inc., as Sub-advisor. Incorporated herein by reference to Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097) filed on June 30, 1999.


                  (xiv)(a) Rider dated September 17, 2003, to the Multi-Cap Growth Fund Manager's Agreement. Incorporated herein by reference to Exhibit (d)(xiv)(a) to Post-Effective Amendment No. 73, to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 28, 2003.


                  (xv) Technology Fund Manager's Agreement among The Enterprise Group of Funds, Inc., Enterprise Capital, and Fred Alger Management, Inc., as sub-advisor. Incorporated herein by reference to Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097) filed on June 30, 1999.


                  (xv)(a) Rider dated September 17, 2003, to the Technology Fund Manager's Agreement. Incorporated herein by reference to Exhibit (d)(xv)(a) to Post-Effective Amendment No. 73, to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 28, 2003.


                  (xvi) Managed Fund Manager's Agreement among The Enterprise Group of Funds, Inc., Enterprise Capital, and Wellington Management Company, LLP, as sub-advisor. Incorporated herein by reference to Post-Effective Amendment No. 71 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on October 3, 2002.

                  (xvii) Global Socially Responsive Fund Manager's Agreement among The Enterprise Group of Funds, Inc., Enterprise Capital, and Rockefeller & Co., Inc. as sub-advisor. Incorporated herein by reference to Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A (File No. 2-28097) filed on September 25, 2000.

                  (xviii) Mergers and Acquisitions Fund Manager's Agreement among The Enterprise Group of Funds, Inc., Enterprise Capital, and GAMCO Investors, Inc., as sub-advisor, Incorporated herein by reference to Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 26, 2001.

                  (xviii)(a) Rider dated September 17, 2003, to the Mergers and
                             Acquisitions Fund Manager's Agreement. Incorporated herein by reference to Exhibit (d)(xviii)(a) to Post-Effective Amendment No. 73, to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 28, 2003.

                  (xix) Deep Value Fund Manager's Agreement among The Enterprise Group of Funds, Inc., Enterprise Capital and Wellington Management Company, LLP, as sub-advisor, Incorporated herein by reference to Post-Effective Amendment No. 65 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on May 29, 2001.

                  (xx) Strategic Allocation Fund Manager's Agreement among The Enterprise Group of Funds, Inc., Enterprise Capital and UBS Global Asset Management (US) Inc., as sub-advisor, Incorporated herein by reference to Post-Effective Amendment No. 67 to Registrant's Registration Statement on Form N1-A (Reg. No. 2-28097), filed on August 30, 2001.

                  (xx)(a) Rider dated September 17, 2003, to the Strategic Allocation Fund Manager's Agreement. Incorporated herein by reference to Exhibit (d)(xx)(a) to Post-Effective Amendment No. 73, to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 28, 2003.

                  (xxi) Total Return Fund Manager's Agreement among The Enterprise Group of Funds, Inc., Enterprise Capital and Pacific Investment Management Company, LLC, as sub-advisor, Incorporated herein by reference to Post-Effective Amendment No. 67 to Registrant's Registration Statement on Form N1-A (Reg. No. 2-28097), filed on August 30, 2001.

                  (xxi)(a) Rider dated September 17, 2003, to the Total Return Fund Manager's Agreement. Incorporated herein by reference to Exhibit (d)(xxi) (a) to Post-Effective Amendment No. 73, to Registrant's Registration Statement on Form N-1A (Reg No. 2-28097), filed on February 28, 2003.

                  (xxii) Short Duration Bond Fund Manager's Agreement among The Enterprise Group of Funds, Inc., Enterprise Capital and MONY Capital Management, Inc. Incorporated herein by reference to Exhibit
                             (d)(xxii) to Post-Effective Amendment No. 73, to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 28, 2003.

         (e)      (i)        General Distributor's Agreement.

                  (ii) Prototype Soliciting Broker/Dealer Agreement. Incorporated herein by reference to Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097) filed on May 3, 1999.

         (f)      Not applicable.

         (g) Form of Custodian Contract. Incorporated herein by reference to Post-Effective Amendment 55 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on June 30, 1999.

         (h)      Not applicable.


         (i) Opinion and Consent of Counsel, filed herein as Exhibit (i) to Post-Effective Amendment No. 75, dated May 3, 2004, to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), is incorporated.



         (j)      Consent of PricewaterhouseCoopers, filed herein as Exhibit
                  (j) to Post-Effective Amendment No. 75 dated May 3, 2004.


         (k)      Not applicable.

         (l)      Not applicable.

         (m) Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 for Classes A, B and C shares. Incorporated herein by reference to Exhibit 6(i) to Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A (File No. 2-28097) filed on March 2, 1998.

         (n)      (i)      18f-3 Plan. Incorporated herein by reference to
                           Post-Effective Amendment No. 53 to Registrant's
                           Registration Statement on Form N-1A (Reg. No.
                           2-28097) filed on May 3, 1999.

                  (ii) Powers of Attorney. Incorporated herein by reference to Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097) filed on May 3, 1999.

         (o)      Not applicable.

         (p)      (i)      Code of Ethics--The Enterprise Group of Funds, Inc.
                           Incorporated herein by reference to Post-Effective
                           Amendment No. 56 to Registrant's Registration
                           Statement on Form N-1A (Reg. No. 2-28097), filed on
                           April 10, 2000.

                  (ii) Code of Ethics--Fred Alger Management, Inc. Incorporated herein by reference to Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 26, 2001.


                  (iii) Code of Ethics--Sanford C. Bernstein & Co., LLC. Incorporated herein by reference to Post-Effective Amendment No. 74 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 27, 2004.


                  (iv) Code of Ethics--William D. Witter, Inc. Incorporated herein by reference to Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 26, 2001.


                  (v) Code of Ethics--Gabelli Asset Management Company. Incorporated herein by reference to Post-Effective Amendment No. 74 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 27, 2004.



                  (vi) Code of Ethics -- SSgA Funds Management, Inc. Incorporated herein by reference to Post-Effective Amendment No. 74 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097) filed on February 27, 2004.

                  (vii) Code of Ethics--Rockefeller & Co., Inc. Incorporated herein by reference to Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 26, 2001.



                  (viii) Code of Ethics--Montag & Caldwell, Inc. Incorporated herein by reference to Post-Effective Amendment No. 74, to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 27, 2004.



                  (ix) Code of Ethics--TCW Investment Management Company, Incorporated herein by reference to Post-Effective Amendment No. 74 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 27, 2004.



                  (x) Code of Ethics--Boston Advisors, Inc. Incorporated herein by reference to Post-Effective Amendment No. 74 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 27, 2004.



                  (xi) Code of Ethics--Marsico Capital Management, LLC. Incorporated herein by reference to Post-Effective Amendment No. 74 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097) filed on February 27, 2004.



                  (xii) Code of Ethics--Wellington Management Company, LLP. Incorporated herein by reference to Post-Effective Amendment No. 74 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 27, 2004.



                  (xiii) Code of Ethics--MBIA Capital Management Corp. Incorporated herein by reference to Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 26, 2001.


                  (xiv) Code of Ethics--Caywood-Scholl Capital Management, Incorporated herein by reference to Post-Effective Amendment No. 74 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097) filed on February 27, 2004.




                  (xv) Code of Ethics--UBS Global Asset Management (Americas) Inc. and UBS Global Asset Management (US) Inc. Incorporated herein by reference to Exhibit
                           (p)(xvii) to Post-Effective Amendment No. 73, to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 28, 2003.



                  (xvi) Code of Ethics--Pacific Investment Management Company, LLC. Incorporated herein by reference to Post-Effective Amendment No. 74 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on February 27, 2004.



                  (xvii) Code of Ethics--MONY Capital Management, Inc. Incorporated herein as Exhibit (p) (xix) to Post-Effective Amendment No. 72 to Registrant's Registration Statement on Form N-1A (Reg. No. 2-28097), filed on November 26, 2002.


ITEM 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         There are no persons controlled by or under common control with Registrant.

ITEM 25.          INDEMNIFICATION.

         Reference is made to the provisions of Article Six of Registrant's Articles of Incorporation which is incorporated herein by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (File No. 2-28097) filed on April 26, 1995.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provision or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 26.          BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR.

         See "Management of The Fund" in the Prospectus and "Investment Advisory and Other Services" in the Statement of Additional Information for information regarding the business and other connections of the Investment Advisor.


         For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Advisor reference is made to Part B of Post-Effective Amendment to the Registrant's Registration Statement and to the registration of Form ADV (File No. 801-27181) of Enterprise Capital Management, Inc. filed under the Investment Adviser's Act of 1940, which is incorporated herein by reference.



         Fred Alger Management, Inc., William D. Witter, Inc., GAMCO Investors, Inc., Marsico Capital Management, LLC, Wellington Management Company, LLP, TCW Investment Management Company, Boston Advisors, Inc., Montag & Caldwell, Inc., UBS Global Asset Management (Americas) Inc., SSgA Funds Management, Inc., Sanford C. Bernstein & Co., LLC, Rockefeller & Co., Inc., UBS Global Asset Management (US) Inc., Caywood-Scholl Capital Management, MBIA Capital Management Corp., MONY Capital Management, Inc. and Pacific Investment Management Company, LLC, the Fund Managers of certain of the Funds of the Registrant, are primarily engaged in the business of rendering investment advisory services. Reference is made to the recent Form ADV and schedules thereto on file with the Securities and Exchange Commission for a description of the names and employment of the directors and officers of the following Fund Managers, and other required information:



                                                                   FILE NO.
                                                                   --------
         Fred Alger Management, Inc.                              801-06709
         William D. Witter, Inc.                                  801-12695
         GAMCO Investors, Inc.                                    801-14132
         Marsico Capital Management, LLC                          801-54914
         Wellington Management Company, LLP                       801-15908
         TCW Investment Management Company                        801-29075
         Boston Advisors, Inc.                                    801-08176
         Montag & Caldwell, Inc.                                  801-15398
         UBS Global Asset Management (Americas) Inc.              801-34910
         SSgA Funds Management, Inc.                              801-60103
         Sanford C. Bernstein & Co., LLC                          801-10488
         Rockefeller & Co., Inc.                                  801-15106
         UBS Global Asset Management (US) Inc.                    801-13219
         Caywood-Scholl Capital Management                        801-26996
         MBIA Capital Management Corp.                            801-46649
         MONY Capital Management, Inc.                            801-61066
         Pacific Investment Management Company, LLC               801-48187

ITEM 27.          PRINCIPAL UNDERWRITERS.

         (a) Enterprise Fund Distributors, Inc. is the principal underwriter of the Funds' shares.

         (b) The information contained in the registration on Form BD of Enterprise Fund Distributors, Inc. (File No. 8-8-815577), filed under the Securities Exchange Act of 1934, is incorporated herein by reference.

         (c)      Inapplicable.

ITEM 28.          LOCATION AND ACCOUNTS AND RECORDS.


ENTITY                                      FUNCTION                                    ADDRESS
------                                      --------                                    -------
The Enterprise Group of                     Registrant                                  Atlanta Financial Center
Funds, Inc.                                                                             3343 Peachtree Road, N.E.
                                                                                        Suite 450
                                                                                        Atlanta, GA 30326

Enterprise Capital                          Advisor                                     Same as above.
Management, Inc.

Enterprise Fund Distributors,               Distributor                                 Same as above.
Inc.

State Street Bank and Trust                 Custodian                                   1776 Heritage Drive
Company                                                                                 The John Adams Building
                                                                                        North Quincy, MA 02171

National Financial Data                     Transfer Agent and                          330 W. 9th Street
Services, Inc.                              Dividend Disbursing Agent                   Kansas City, MO 64121-9731


         The records of the Fund Managers are kept at the following locations:


Multi-Cap Growth Fund                       Fred Alger Management, Inc.
                                            111 Fifth Avenue
                                            2nd Floor
                                            New York, NY 10003

Small Company Growth Fund                   William D. Witter, Inc.
                                            One Citicorp Center
                                            153 East 53rd Street
                                            New York, NY 10022

Small Company Value Fund                    GAMCO Investors, Inc.
                                            One Corporate Center
                                            Rye, NY 10580

Capital Appreciation Fund                   Marsico Capital Management, LLC
                                            1200 17th Street
                                            Suite 1300
                                            Denver, CO 80202


Deep Value Fund                      Wellington Management Company, LLP
                                     75 State Street
                                     Boston, MA 02109

Equity Fund                          TCW Investment Management Company
                                     865 South Figueroa Street
                                     Suite 1800
                                     Los Angeles, CA 90017

Equity Income Fund                   Boston Advisors, Inc.
                                     One Federal Street, 26th Floor
                                     Boston, Massachusetts 02110

Growth Fund                          Montag & Caldwell, Inc.
                                     3455 Peachtree Road, N.E.
                                     Suite 1200
                                     Atlanta, GA 30326-3248

Growth & Income Fund                 UBS Global Asset Management (Americas) Inc.
                                     One North Wacker Drive
                                     Chicago, IL 60606

International Growth Fund            SSgA Funds Management, Inc.
                                     State Street Financial Center
                                     One Lincoln Street
                                     Boston, MA 02111-2900

Global Financial Services Fund       Sanford C. Bernstein & Co., LLC
                                     1345 Avenue of the Americas
                                     New York, NY 10105

Global Socially Responsive Fund             Rockefeller & Co., Inc.
                                            30 Rockefeller Plaza
                                            54th Floor
                                            New York, NY 10112

Mergers and Acquisitions Fund               Gabelli Asset Management Company
                                            One Corporate Center
                                            Rye, NY 10580

Technology Fund                             Fred Alger Management, Inc.
                                            111 Fifth Avenue
                                            2nd Floor
                                            New York, NY 10003

Managed Fund                                Wellington Management Company, LLP
                                            75 State Street
                                            Boston, MA 02109

Strategic Allocation Fund                   UBS Global Asset Management (US) Inc.
                                            51 West 52nd Street
                                            New York, New York 10019

Government Securities Fund                  TCW Investment Management Company
                                            865 South Figueroa Street, Suite 1800
                                            Los Angeles, CA 90017

High-Yield Bond Fund                        Caywood-Scholl Capital Management
                                            4350 Executive Drive, Suite 125
                                            San Diego, CA 92121

Short Duration Bond Fund                    MONY Capital Management, Inc.
                                            1740 Broadway
                                            New York, NY 10019

Tax-Exempt Income Fund                      MBIA Capital Management Corp.
                                            113 King Street
                                            Armonk, NY 10504

Total Return Fund                           Pacific Investment Management Company, LLC
                                            840 Newport Center Drive, Suite 300
                                            Newport Beach, California 92660

Money Market Fund                           Enterprise Capital Management, Inc.
                                            Atlanta Financial Center
                                            3343 Peachtree Road, N.E.,
                                            Suite 450
                                            Atlanta, GA 30326

ITEM 29.          MANAGEMENT SERVICES.

         Inapplicable.

ITEM 30.          UNDERTAKINGS.

         Inapplicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness for this Registration Statement pursuant to Rule 485(a) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 3rd day of May 2004.


                               THE ENTERPRISE GROUP OF FUNDS, INC.

                               By: /s/ VICTOR UGOLYN
                                   -------------------------------------------
                               Victor Ugolyn
                               Chairman, President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of the Registrant has been signed below by the following persons in the capacities and on the date indicated:


/s/ VICTOR UGOLYN                                Chairman, President and Chief                May 3, 2004
------------------------------------------       Executive Officer

/s/ PHILLIP G. GOFF                              Principal Financial and Accounting           May 3, 2004
------------------------------------------       Officer
Phillip G. Goff

                   *                             Director                                     May 3, 2004
------------------------------------------
Arthur T. Dietz

                   *                             Director                                     May 3, 2004
------------------------------------------
Samuel J. Foti

                   *                             Director                                     May 3, 2004
------------------------------------------
Arthur Howell

                   *                             Director                                     May 3, 2004
------------------------------------------
Lonnie H. Pope

                   *                             Director                                     May 3, 2004
------------------------------------------
William A. Mitchell, Jr.

                   *                             Director                                     May 3, 2004
------------------------------------------
Michael I. Roth


By: /s/ CATHERINE R. MCCLELLAN
    --------------------------------------
          (Attorney-in-Fact)

                                 [EXHIBIT INDEX]


EXHIBIT
NUMBER                                 DESCRIPTION
------                                 -----------
d(vii)                     Small Company Growth Fund Manager's Agreement.

(i)                        Opinion and Consent of Counsel.

(j)                        Consent of PricewaterhouseCoopers LLP.